UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22959

1290 FUNDS

(Exact name of registrant as specified in charter)

1290 Avenue of the Americas

New York, New York 10104

(Address of principal executive offices)

SHANE DALY.

Executive Vice President, General Counsel and Secretary

Equitable Investment Management, LLC

1345 Avenue of the Americas

New York, New York 10105

(Name and Address of Agent for Service)

Copies to:

MARK C. AMOROSI, ESQ.

K&L Gates LLP

1601 K Street N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (212) 554-1234

Date of fiscal year end: October 31

Date of reporting period: October 31, 2023

Item 1.	Reports to Stockholders.

Item 1(a):

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

October 31, 2023

1290 Funds

Annual Report

October 31, 2023

Market Overview for the year ended October 31, 2023

Bonds

In the past year, 10-year U.S. Treasury rates went up almost 90 basis points, a major headwind for fixed-income assets. At the beginning of the reporting period, investment-grade credit spreads, a measure of perceived risk in the bond market, signaled a more benign outlook, narrowing as the third quarter of 2022’s GDP was revised higher despite tighter monetary policy aimed at cooling economic activity, adding to hopes a recession would be avoidable. The market began 2023 on a positive note, due to signs of moderating inflation and hopes that the world’s central banks would be less aggressive in terms of tightening monetary policy. Investor sentiment reversed course in February, however, as robust economic data — and an increase in inflation numbers — renewed higher rate fears. Volatility intensified in March when the instability in small regional banks unnerved investors. Nonetheless, the 10-year U.S. Treasury yield fell from 3.9% to 3.5% over the first quarter of 2023 and the Bloomberg U.S. Aggregate Bond Index returned 3.0%.

The U.S. fixed-income market was volatile and weakened during the second quarter of 2023. As recession concerns began to moderate, the 10-year U.S. Treasury rate moved higher over the quarter, ending at 3.81%, and the Bloomberg U.S. Aggregate Bond Index returned -0.84%. As the reporting period came to an end, the market initially rallied given signs of moderating inflation, expectations for less monetary policy tightening, and hopes for a soft economic landing—but was disappointed that the U.S. Federal Reserve later signaled that it wouldn’t start cutting rates until June 2024. The U.S. bond market’s gains for the year were almost completely erased, and the Bloomberg Aggregate was roughly flat for the year ended 10/31/2023, with a gain of 0.3%.

Stocks

Global equities recovered over the past 12 months as investors were able to shake off recession concerns in the world’s largest economies, a jittery U.S. banking sector, US debt-ceiling concerns, a faltering recovery in China, and generally stubbornly high inflation. Returns were thus positive, with the MSCI All Country World Index up 10.5% for the year ended 10/31/2023. Nearly all the return has been driven by the so-called “Magnificent Seven” U.S. stocks (NVIDIA, Apple, Microsoft, Meta, Amazon, Tesla, and Alphabet) amid enthusiasm for the prospects for Artificial Intelligence with mega-cap technology stocks being the main perceived beneficiaries.

The market’s behavior was not without volatility, however. Initially, investors appeared to anticipate that central banks would soon be able to shift monetary policy towards a reduction in interest rates. The Fed’s mid-Summer pause in its rate-hiking cycle provided strong support to equity markets through the end of July, and markets went into August with attractive gains, led by a 20.7% in year-to-date rise in the S&P 500 Index. But as summer unfolded, it became clear that inflation remained elevated, which brought a general consensus that interest rates would have to stay at high levels for a longer period than anticipated. This led to a souring of sentiment late summer as surging oil prices, Chinese economic uncertainty and a rising risk of default in its beleaguered property sector, and a steep rise in borrowing costs caused havoc. Equity markets around the world gave back 9.6% of their value from August through the end of October. Even the technology giants which had dominated market returns so far, benefitting from the hype around artificial intelligence (AI), went into reverse.

The year saw a strong divergence in returns across sectors, countries and styles. Communication services and technology delivered the strongest returns, supported by expected strong growth in demand for artificial intelligence technologies. Energy recovered in the final part of the period under review, delivering strong returns as oil prices surge amid production cuts in the Middle East and Russia. More defensive and interest-rate sensitive sectors such as utilities, consumer staples, healthcare and real estate lagged. From a country standpoint, as concerns for the strength of the Chinese economy grew, Asian developed and emerging markets lagged. Japan equities delivered by far the strongest returns for investors supported by currency depreciation and stock market reforms.

NOTES ON PERFORMANCE (Unaudited)

Total Returns

Performance of the 1290 Funds as shown on the following pages compares each Fund’s performance to that of a broad-based securities index and, with respect to certain Funds, customized composite benchmarks. Each Fund’s rates of return are net of investment advisory fees and expenses of the Fund. Each Fund has a separate investment objective it seeks to achieve by following a separate investment policy. There is no guarantee that these objectives will be attained. The objectives and policies of each Fund will affect its return and its risk. Keep in mind that past performance is not an indication of future results.

Benchmarks

1290 Diversified Bond Fund

Bloomberg U.S. Aggregate Bond Index covers the U.S. dollar denominated investment-grade, fixed-rate, taxable bond market of securities. The index includes bonds from the Treasury, government-related and corporate securities, agency fixed rate and hybrid adjustable mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities.

1290 Essex Small Cap Growth Fund

Russell 2000® Growth Index measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. It is market-capitalization weighted.

1290 GAMCO Small/Mid Cap Value Fund

Russell 2500TM Value Index measures the performance of those Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values. It is market-capitalization weighted.

1290 High Yield Bond Fund

ICE BofA U.S. High Yield Index tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $100 million. It is capitalization-weighted.

1290 Loomis Sayles Multi-Asset Income Fund

20% MSCI World High Dividend Yield Index/20% Cboe S&P 500 BuyWrite IndexSM/30% Bloomberg U.S. Corporate High Yield Index/30% Bloomberg U.S. Aggregate Bond Index is a hypothetical combination of unmanaged indexes. The composite or “blended” index combines the total return of the MSCI World High Dividend Yield Index at a weighting of 20%, the Cboe S&P500 BuyWrite IndexSM at a weighing of 20%, the Bloomberg U.S. Corporate High Yield Index at a weighting of 30% and the Bloomberg U.S. Aggregate Bond Index at a weighting of 30%.

Morgan Stanley Capital International (MSCI) World High Dividend Yield Index is based on the MSCI World Index, its parent index, and includes large and mid-cap stocks across 23 Developed Markets countries. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. The MSCI World High Dividend Yield Index is net of withholding taxes for dividend payments.

The Cboe S&P 500 BuyWrite IndexSM is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index®.

Bloomberg U.S. Corporate High Yield Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the indices’ EM country definition, are excluded. The Bloomberg U.S. Corporate High Yield Index is a component of the US Universal and Global High Yield Indices.

Bloomberg U.S. Aggregate Bond Index covers the U.S. dollar denominated investment-grade, fixed-rate, taxable bond market of securities. The index includes bonds from the Treasury, government-related and corporate securities, agency fixed rate and hybrid adjustable mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities.

Prior to August 19, 2022 the benchmark was a blend of the S&P 500® Index (60%) and the Bloomberg U.S. Aggregate Bond Index (40%)

Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) is a weighted index of common stocks of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

Bloomberg U.S. Aggregate Bond Index covers the U.S. dollar denominated investment-grade, fixed-rate, taxable bond market of securities. The index includes bonds from the Treasury, government-related and

NOTES ON PERFORMANCE (Unaudited)

corporate securities, agency fixed rate and hybrid adjustable mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities.

1290 Multi-Alternative Strategies Fund

ICE BofA U.S. 3-Month Treasury Bill Index measures the returns of negotiable debt obligations issued by the U.S. government and backed by its full faith and credit, having a maturity of three months.

1290 Retirement Fund Series

S&P Target Date® Index Series comprises eleven multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.

1290 SmartBeta Equity Fund

MSCI World (net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The index consists of 23 developed market country indexes.

Other indices mentioned:

Bloomberg Global Aggregate Index is a flagship measure of global investment grade debt from twenty- four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

Bloomberg U.S. Corporate High Yield Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on the indices’ EM country definition, are excluded. The Bloomberg U.S. Corporate High Yield Index is a component of the U.S. Universal and Global High Yield Indices.

MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.”

Russell 1000® Index measures the performance of approximately 1,000 of the largest companies in the Russell 3000® Index and represents approximately 92% of the total market capitalization of the Russell 3000® Index. It is market-capitalization weighted.

Russell 2000® Index is an unmanaged index which measures the performance of approximately 2000 of the smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. It is market-capitalization weighted.

Glossary

Credit ratings: Investment grade is a rating that signifies a municipal or corporate bond presents a relatively low risk of default. Bond rating firms like Standard & Poor’s and Moody’s use different designations, consisting of the upper- and lower-case letters “A” and “B,” to identify a bond’s credit quality rating. “AAA” and “AA” (high credit quality) and “A” and “BBB” (medium credit quality) are considered investment grade. Credit ratings for bonds below these designations (“BB,” “BBB-,” “B,” “CCC,” etc.) are considered low credit quality, and are commonly referred to as “junk bonds.”

Corporate bonds are a type of debt security that is issued by a firm and sold to investors. Corporate bonds are typically seen as somewhat riskier than U.S. government bonds, so they usually have higher interest rates to compensate for this additional risk.

Derivative is a financial instrument with a price that is dependent upon or derived from one or more underlying assets.

Duration is a measure of the sensitivity of the price of a bond or other debt instrument to a change in interest rates.

Factor returns are the return attributable to a particular common factor.

Federal funds rate is the target interest rate set by the Federal Open Market Committee (FOMC) at which commercial banks borrow and lend their excess reserves to each other overnight.

Futures are derivative financial contracts that obligate the parties to transact an asset at a predetermined future date and price. drawdown

Inflation is the decline of purchasing power of a given currency over time.

Mortgage backed security (MBS) is a type of asset- backed security that is secured by a mortgage or collection of mortgages.

Swap is a derivative contract through which two parties exchange financial instruments.

NOTES ON PERFORMANCE (Unaudited)

Treasury securities, or Treasuries, are debt obligations of the U.S. government. When you buy a U.S. Treasury security, you are lending money to the federal government for a specified period of time.

Yield refers to the earnings generated and realized on an investment over a particular period of time.

Yield spread is the difference between yields on differing debt instruments of varying maturities, credit ratings, issuer, or risk level, calculated by deducting the yield of one instrument from the other.

1290 DIVERSIFIED BOND FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management, LLC

INVESTMENT SUB-ADVISER

➢	Brandywine Global Investment Management, LLC (Brandywine Global)

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/23

		1 Year	5 Years	Since Incept.
Fund – Class A Shares*	without Sales Charge	(1.50)%	0.48%	0.83%
	with Sales Charge (a)	(5.91)	(0.45)	0.27
Fund – Class I Shares*		(1.23)	0.69	1.06
Fund – Class R Shares*		(1.66)	0.21	0.57
Bloomberg U.S. Aggregate Bond Index		0.36	(0.06)	0.45

* Date of inception 7/6/15. (a)A 4.50% front-end sales charge was deducted. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I shares of the 1290 Diversified Bond Fund and the Bloomberg U.S. Aggregate Bond Index from 7/6/15 to 10/31/23. The performance of the Bloomberg U.S. Aggregate Bond Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg U.S. Aggregate Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2023, the gross expense ratios for Class A, I and R shares were 1.20%, 0.95% and 1.46%, respectively. The net expense ratios for Class A, I and R shares were 0.75%, 0.50% and 1.00%, respectively. The net expense ratios reflect the Adviser’s decision to contractually limit expenses through April 30, 2024. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned (1.23)% for the year ended October 31, 2023. The Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, returned 0.36% over the same year.

Overview — Brandywine Global Investment Management, LLC (Brandywine Global)

Market notes

At the beginning of the reporting period, the 10-year U.S. Treasury rate was volatile, but overall rose a modest five bps from 3.83% to 3.88%. Investment-grade credit spreads managed to narrow as the third quarter of 2022’s Gross Domestic Product, or GDP, was revised higher, despite tighter monetary policy aimed at cooling economic activity, in addition to hopes that a recession might be avoidable. The market began 2023 on a positive note, due to signs of moderating inflation and hopes that central banks would be less aggressive in terms of tightening monetary policy. Investor sentiment then reversed course in February as robust economic data, including an increase in inflation, triggered higher rate expectations. Volatility intensified in March when the instability in small regional banks unnerved investors. All told, the 10-year U.S. Treasury yield fell from 3.9% to 3.5% over the first quarter of 2023 and the Bloomberg U.S. Aggregate Bond Index returned 3.0%.

The U.S. fixed income market was volatile and weakened during the second quarter of 2023. As recession concerns began to moderate, the 10-year U.S. Treasury rate moved higher over the quarter, ending at 3.81%, and the Bloomberg U.S. Aggregate Bond Index returned -0.84%. After rising over the first half of 2023, the U.S. bond market’s gains were erased during the third

1290 DIVERSIFIED BOND FUND (Unaudited)

quarter of 2023. The market initially rallied given signs of moderating inflation, expectations for less monetary policy tightening, and hopes for a soft economic landing — but was disappointed that the Federal Reserve later signaled that it wouldn’t start cutting rates until June 2024.

What helped performance during the year?

•

Over the 12-month period, the largest contributor to relative performance was an overweight position in select emerging market debt, with the largest additive performance coming from Colombian and Brazilian debt, where central banks in the region have toned down their hawkish rhetoric with expectations for rate cuts. Other emerging market debt in Peru and Poland also added to performance.

•

Overweight positioning in U.S. corporate bonds was additive to relative and absolute performance over the 12-month period. Investment-grade and high-yield spreads, a measure of the market’s assessment of risk, have been mixed over the past 12 months.

•

Among currencies, positioning in the Colombian peso was the largest individual contributor over the past twelve months as the Colombian peso had very strong gains to start 2023. Also contributing positively were emerging market currencies like the Polish zloty and Thai baht.

What hurt performance during the year?

•

An overweight to long-dated U.S. Treasuries was the key detractor on both a relative and absolute basis, as U.S. rates continued to increase, with the market pricing in a “higher-for-longer” environment — a reference to expectations for the Federal Reserve’s interest-rate policy. While this safe-haven duration detracted from performance, we continue to believe that this ballast against a meaningful downturn in growth is warranted given the dangers in the macroeconomic outlook.

•

An overweight to agency mortgage-backed securities detracted from relative performance over the last 12 months. Spreads have widened since October 2022, mostly due to interest-rate volatility and the exit of the largest mortgage-backed security (MBS) buyer, the Federal Reserve.

•

Among currencies, on a one-year basis, an overweight in the Japanese yen was the largest detractor from relative performance. The Japanese yen’s 2023 performance year to date has prompted speculation that the Japanese government may intervene to prop up its currency; given Japan’s high inflation, we believe the Japanese government prefers a strong yen.

The primary use of derivatives by the Fund is for its various currency exposures where we utilize currency forwards. We may also use futures or other derivatives for additional exposures where we choose to not hold actual bonds.

Fund Characteristics As of October 31, 2023
Weighted Average Life (Years)	14.18
Weighted Average Coupon (%)	4.80
Weighted Average Effective Duration (Years)*	9.09
Weighted Average Rating**	AA

* Effective duration is a measure of the price sensitivity of the Fund to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of October 31, 2023	% of Net Assets
Mortgage-Backed Securities	37.0%
U.S. Treasury Obligations	35.8
Foreign Government Securities	12.9
Energy	2.7
Investment Companies	2.6
Financials	1.9
Information Technology	1.1
Communication Services	1.0
Real Estate	0.8
Health Care	0.5
Materials	0.2
Cash and Other	3.5

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class R shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

1290 DIVERSIFIED BOND FUND (Unaudited)

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2023 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid During Period* 5/1/23 - 10/31/23
Class A
Actual	$1,000.00	$884.60	$3.56
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82
Class I
Actual	1,000.00	885.30	2.38
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.68	2.55
Class R
Actual	1,000.00	883.60	4.75
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09

* Expenses are equal to the Fund’s A, I and R shares annualized expense ratio of 0.75%, 0.50% and 1.00%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 DIVERSIFIED BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2023

	Principal Amount		Value (Note 1)
LONG-TERM DEBT SECURITIES:
Convertible Bond (0.6%)
Information Technology (0.6%)
Technology Hardware, Storage & Peripherals (0.6%)
Western Digital Corp. 1.500%, 2/1/24 (e)		$3,450,000	$3,406,875

Total Information Technology			3,406,875

Total Convertible Bond			3,406,875

Corporate Bonds (7.6%)
Communication Services (1.0%)
Diversified Telecommunication Services (0.5%)
Altice France SA 5.500%, 1/15/28§		3,800,000	2,812,000

Media (0.5%)
Charter Communications Operating LLC 6.484%, 10/23/45		3,330,000	2,809,721

Total Communication Services			5,621,721

Energy (2.7%)
Oil, Gas & Consumable Fuels (2.7%)
Baytex Energy Corp. 8.500%, 4/30/30 (x)§		2,219,000	2,196,810
Devon Energy Corp. 7.875%, 9/30/31		1,190,000	1,274,451
Petroleos Mexicanos 5.350%, 2/12/28		14,860,000	11,937,781

Total Energy			15,409,042

Financials (1.9%)
Capital Markets (1.2%)
Ares Capital Corp. 4.250%, 3/1/25 (x)		1,070,000	1,029,374
Golub Capital BDC, Inc. 2.500%, 8/24/26		5,275,000	4,614,811
UBS Group AG (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.00%), 6.301%, 9/22/34 (k)§		1,670,000	1,583,157

			7,227,342

Financial Services (0.7%)
Freedom Mortgage Corp. 6.625%, 1/15/27§		3,210,000	2,775,526
United Wholesale Mortgage LLC 5.500%, 4/15/29§		1,271,000	1,067,640

			3,843,166

Total Financials			11,070,508

Health Care (0.5%)
Health Care Providers & Services (0.5%)
DaVita, Inc. 4.625%, 6/1/30§		3,530,000	2,743,869

Total Health Care			2,743,869

Information Technology (0.5%)
Technology Hardware, Storage & Peripherals (0.5%)
Dell International LLC 3.375%, 12/15/41		4,790,000	3,088,723

Total Information Technology			3,088,723

Materials (0.2%)
Metals & Mining (0.2%)
First Quantum Minerals Ltd. 7.500%, 4/1/25§		1,380,000	1,286,988

Total Materials			1,286,988

Real Estate (0.8%)
Specialized REITs (0.8%)
Equinix, Inc. (REIT) 2.500%, 5/15/31		5,925,000	4,523,452

Total Real Estate			4,523,452

Total Corporate Bonds			43,744,303

Foreign Government Securities (12.9%)
Mex Bonos Desarr Fix Rt
Series M 8.000%, 7/31/53	MXN	391,500,000	17,419,133
Republic of South Africa
Series 2048 8.750%, 2/28/48	ZAR	940,050,000	35,268,008
Titulos de Tesoreria
Series B 7.250%, 10/26/50	COP	139,480,000,000	21,149,045

Total Foreign Government Securities			73,836,186

Mortgage-Backed Securities (37.0%)
FHLMC UMBS 4.000%, 7/1/52		$30,128,728	26,085,637
FNMA UMBS 5.000%, 10/1/52		1,897,686	1,751,668
5.000%, 11/1/52		30,635,941	28,278,652
5.500%, 12/1/52		3,795,173	3,606,702
5.500%, 1/1/53		30,282,444	28,769,130
GNMA 5.000%, 10/20/52		3,290,940	3,066,523
5.500%, 10/20/52		27,598,648	26,403,359
5.000%, 2/20/53		12,535,264	11,684,372
5.500%, 2/20/53		7,380,428	7,067,703
5.000%, 3/20/53		13,569,940	12,657,295
5.500%, 4/20/53		22,711,735	21,742,291
5.500%, 5/20/53		16,301,798	15,595,772
5.000%, 6/20/53		10,313,254	9,605,939
5.500%, 6/20/53		5,982,298	5,723,207
6.000%, 8/20/53		10,170,996	9,973,301

Total Mortgage-Backed Securities			212,011,551

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

	Principal Amount	Value (Note 1)
U.S. Treasury Obligations (35.8%)
U.S. Treasury Bonds 2.875%, 5/15/52	$110,040,000	$74,001,757
U.S. Treasury Notes 3.875%, 8/15/33	142,030,000	131,045,641

Total U.S. Treasury Obligations		205,047,398

Total Long-Term Debt Securities (93.9%) (Cost $579,734,419)		538,046,313

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Companies (2.6%)
Invesco Government & Agency Portfolio, Institutional Shares 5.27% (7 day yield) (xx)	114,350	114,350
JPMorgan Prime Money Market Fund, IM Shares 5.64% (7 day yield)	14,897,596	14,903,555

Total Investment Companies		15,017,905

Total Short-Term Investments (2.6%) (Cost $15,017,905)		15,017,905

Total Investments in Securities (96.5%) (Cost $594,752,324)		553,064,218
Other Assets Less Liabilities (3.5%)		20,055,549

Net Assets (100%)		$573,119,767

§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At October 31, 2023, the market value of these securities amounted to $14,465,990 or 2.5% of net assets.

(e)	Step Bond — Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of October 31, 2023. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2023.
(x)	All or a portion of security is on loan at October 31, 2023.
(xx)

At October 31, 2023, the Fund had loaned securities with a total value of $112,023. This was collateralized by cash of $114,350 which was subsequently invested in investment companies as detailed in the Notes to the Financial Statements.

Glossary:

CHF	— Swiss Franc
CLP	— Chilean Peso
COP	— Colombian Peso
CZK	— Czech Koruna
EUR	— European Currency Unit
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GBP	— British Pound
GNMA	— Government National Mortgage Association
HUF	— Hungarian Forint
JPY	— Japanese Yen
MXN	— Mexican Peso
NOK	— Norwegian Krone
REIT	— Real Estate Investment Trust
UMBS	— Uniform Mortgage-Backed Securities
USD	— United States Dollar
ZAR	— South African Rand

Country Diversification As a Percentage of Total Net Assets
Canada	0.4%
Colombia	3.7
France	0.5
Mexico	5.1
South Africa	6.1
Switzerland	0.3
United States	80.2
Zambia	0.2
Cash and Other	3.5

100.0%

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

Futures contracts outstanding as of October 31, 2023 (Note 1):

Description	Number of Contracts	Expiration Date	Trading Currency	Notional Amount ($)	Value and Unrealized Appreciation (Depreciation) ($)
Long Contracts
U.S. Treasury 5 Year Note	4,983	12/2023	USD	520,606,713	(9,219,688)
U.S. Treasury 10 Year Ultra Note	165	12/2023	USD	17,956,641	(207,608)
U.S. Treasury Ultra Bond	213	12/2023	USD	23,975,813	(1,334,248)

					(10,761,544)

Short Contracts
Japan 10 Year Bond	(177)	12/2023	JPY	(167,862,444)	2,925,911

					2,925,911

					(7,835,633)

Forward Foreign Currency Contracts outstanding as of October 31, 2023 (Note 1):

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
EUR	3,380,000	USD	3,570,125	JPMorgan Chase Bank	11/7/2023	6,958
USD	16,693,539	EUR	15,090,000	JPMorgan Chase Bank	11/7/2023	723,662
HUF	6,520,000,000	USD	17,780,687	Barclays Bank plc	11/14/2023	219,312
ZAR	22,900,000	USD	1,206,802	Barclays Bank plc	11/15/2023	20,492
ZAR	63,200,000	USD	3,333,953	Goldman Sachs Bank USA	11/15/2023	53,165
ZAR	296,800,000	USD	15,803,542	Morgan Stanley	11/15/2023	103,052
USD	892,231	GBP	710,000	Citibank NA	12/8/2023	29,041
USD	79,151,756	GBP	62,950,000	JPMorgan Chase Bank	12/8/2023	2,619,627
CHF	1,070,000	USD	1,172,904	JPMorgan Chase Bank	12/12/2023	8,840
CHF	560,000	USD	617,787	Morgan Stanley	12/12/2023	696
USD	62,912,164	CHF	55,570,000	Goldman Sachs Bank USA	12/12/2023	1,538,763
USD	18,461,397	JPY	2,728,000,000	Barclays Bank plc	12/15/2023	329,027
USD	30,597,379	JPY	4,444,000,000	Citibank NA	12/15/2023	1,059,164
USD	1,288,853	JPY	190,000,000	Goldman Sachs Bank USA	12/15/2023	25,968
USD	579,116	JPY	86,000,000	HSBC Bank plc	12/15/2023	7,494
USD	36,173,896	JPY	5,396,000,000	Morgan Stanley	12/15/2023	307,963
USD	43,391,753	NOK	471,100,000	Morgan Stanley	1/18/2024	1,124,872
CLP	15,960,000,000	USD	17,168,051	Morgan Stanley**	1/26/2024	569,303
MXN	313,500,000	USD	16,851,939	Citibank NA	1/29/2024	268,804

Total unrealized appreciation						9,016,203

EUR	11,710,000	USD	12,783,104	Morgan Stanley	11/7/2023	(390,311)
CLP	16,850,000,000	USD	19,612,864	HSBC Bank plc**	11/8/2023	(792,358)
USD	18,616,098	CLP	16,850,000,000	HSBC Bank plc**	11/8/2023	(204,408)
HUF	12,450,000,000	USD	34,756,044	Morgan Stanley	11/14/2023	(384,881)
USD	33,041,401	HUF	12,450,000,000	Barclays Bank plc	11/14/2023	(1,329,762)
USD	38,592,220	ZAR	729,200,000	Goldman Sachs Bank USA	11/15/2023	(488,267)
CZK	1,128,000,000	USD	49,352,908	Citibank NA	11/16/2023	(799,509)
CZK	434,000,000	USD	18,951,634	Morgan Stanley	11/16/2023	(270,628)
USD	23,996,761	CZK	563,000,000	Barclays Bank plc	11/16/2023	(236,895)
USD	23,712,708	CZK	554,000,000	Goldman Sachs Bank USA	11/16/2023	(133,553)
USD	17,950,655	CZK	423,000,000	Morgan Stanley	11/16/2023	(256,870)
USD	943,188	CZK	22,000,000	UBS AG	11/16/2023	(3,775)
GBP	16,530,000	USD	20,988,554	Barclays Bank plc	12/8/2023	(892,031)
GBP	37,020,000	USD	45,193,268	HSBC Bank plc	12/8/2023	(185,810)
GBP	10,110,000	USD	12,860,678	JPMorgan Chase Bank	12/8/2023	(569,339)
CHF	510,000	USD	567,772	Morgan Stanley	12/12/2023	(4,511)
USD	18,548,696	CHF	16,960,000	Goldman Sachs Bank USA	12/12/2023	(182,506)

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation) ($)
JPY	20,218,000,000	USD	139,169,581	JPMorgan Chase Bank	12/15/2023	(4,785,327)
NOK	471,100,000	USD	43,817,549	Morgan Stanley	1/18/2024	(1,550,668)
USD	3,586,400	EUR	3,380,000	JPMorgan Chase Bank	2/7/2024	(6,795)

Total unrealized depreciation						(13,468,204)

Net unrealized depreciation						(4,452,001)

**	Non-deliverable forward.

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2023:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Convertible Bonds
Information Technology	$—	$3,406,875	$—	$3,406,875
Corporate Bonds
Communication Services	—	5,621,721	—	5,621,721
Energy	—	15,409,042	—	15,409,042
Financials	—	11,070,508	—	11,070,508
Health Care	—	2,743,869	—	2,743,869
Information Technology	—	3,088,723	—	3,088,723
Materials	—	1,286,988	—	1,286,988
Real Estate	—	4,523,452	—	4,523,452
Foreign Government Securities	—	73,836,186	—	73,836,186
Forward Currency Contracts	—	9,016,203	—	9,016,203
Futures	2,925,911	—	—	2,925,911
Mortgage-Backed Securities	—	212,011,551	—	212,011,551
Short-Term Investments
Investment Companies	15,017,905	—	—	15,017,905
U.S. Treasury Obligations	—	205,047,398	—	205,047,398

Total Assets	$17,943,816	$547,062,516	$—	$565,006,332

Liabilities:
Forward Currency Contracts	$—	$(13,468,204)	$—	$(13,468,204)
Futures	(10,761,544)	—	—	(10,761,544)

Total Liabilities	$(10,761,544)	$(13,468,204)	$—	$(24,229,748)

Total	$7,182,272	$533,594,312	$—	$540,776,584

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

Fair Values of Derivative Instruments as of October 31, 2023:

	Statement of Assets and Liabilities
Derivatives Contracts^	Asset Derivatives	Fair Value
Interest rate contracts	Receivables, Net assets – Unrealized appreciation	$2,925,911	*
Foreign exchange contracts	Receivables	9,016,203

Total		$11,942,114

	Liability Derivatives
Interest rate contracts	Payables, Net assets – Unrealized depreciation	$(10,761,544	)*
Foreign exchange contracts	Payables	(13,468,204)

Total		$(24,229,748)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. Only variation margin is reported within the Statement of Assets & Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2023:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$(22,438,763)	$—	$1,120,641	$(21,318,122)
Foreign exchange contracts	—	(18,117,300)	—	(18,117,300)
Credit contracts	—	—	3,345,844	3,345,844

Total	$(22,438,763)	$(18,117,300)	$4,466,485	$(36,089,578)

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Futures	Forward Foreign Currency Contracts	Swaps	Total
Interest rate contracts	$3,933,486	$—	$—	$3,933,486
Foreign exchange contracts	—	(9,152,753)	—	(9,152,753)
Credit contracts	—	—	(444,642)	(444,642)

Total	$3,933,486	$(9,152,753)	$(444,642)	$(5,663,909)

^ The Fund held forward foreign currency contracts, futures contracts and swaps contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Average Balances of Outstanding Derivative Financial Instruments
Futures contracts
Average notional value of contracts — long	$353,372,000
Average notional value of contracts — short	306,227,000
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$536,297,000
Average amounts sold — in USD	509,033,000
Credit index swaps
Average notional value — sell protection	$44,463,000
Average notional value — buy protection	92,717,000
Interest rate swaps
Average notional value — pays fixed rate	$38,536,000

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of October 31, 2023:

Counterparty	Gross Amount of Derivative Assets Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Received	Net Amount Due from Counterparty
Barclays Bank plc	$568,831	$(568,831)	$—	$—
Citibank NA	1,357,009	(799,509)	—	557,500
Goldman Sachs Bank USA	1,617,896	(804,326)	—	813,570
HSBC Bank plc	7,494	(7,494)	—	—
JPMorgan Chase Bank	3,359,087	(3,359,087)	—	—
Morgan Stanley	2,105,886	(2,105,886)	—	—

Total	$9,016,203	$(7,645,133)	$—	$1,371,070

Counterparty	Gross Amount of Derivative Liabilities Presented in the Statement of Assets and Liabilities (a)	Derivatives Available for Offset	Collateral Pledged	Net Amount Due to Counterparty
Barclays Bank plc	$2,458,688	$(568,831)	$—	$1,889,857
Citibank NA	799,509	(799,509)	—	—
Goldman Sachs Bank USA	804,326	(804,326)	—	—
HSBC Bank plc	1,182,576	(7,494)	(1,000,000)	175,082
JPMorgan Chase Bank	5,361,461	(3,359,087)	—	2,002,374
Morgan Stanley	2,857,869	(2,105,886)	—	751,983
UBS AG	3,775	—	—	3,775

Total	$13,468,204	$(7,645,133)	$(1,000,000)	$4,823,071

(a)	For financial reporting purposes the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements in the Statement of Assets and Liabilities.

Investment security transactions for the year ended October 31, 2023 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$470,309,696
Long-term U.S. government debt securities	656,877,962

$1,127,187,658

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$528,703,248
Long-term U.S. government debt securities	612,721,480

$1,141,424,728

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$12,320,061
Aggregate gross unrealized depreciation	(57,305,531)

Net unrealized depreciation	$(44,985,470)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$585,762,054

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2023

ASSETS
Investments in Securities, at value (x) (Cost $594,752,324)	$553,064,218
Cash	878,000
Cash held as collateral for forward foreign currency contracts	1,000,000
Due from broker for futures variation margin	14,809,949
Unrealized appreciation on forward foreign currency contracts	9,016,203
Dividends, interest and other receivables	5,524,606
Receivable for securities sold	4,074,723
Receivable for Fund shares sold	2,168,776
Prepaid registration and filing fees	33,906
Securities lending income receivable	135
Other assets	5,249

Total assets	590,575,765

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	13,468,204
Payable for securities purchased	2,622,833
Payable for Fund shares repurchased	716,771
Foreign currency overdraft payable	119,891
Payable for return of collateral on securities loaned	114,350
Administrative fees payable	74,681
Transfer agent fees payable	57,266
Investment advisory fees payable	47,159
Trustees’ fees payable	1,618
Distribution fees payable – Class A	1,106
Distribution fees payable – Class R	1,000
Accrued expenses	231,119

Total liabilities	17,455,998

Commitments and contingent liabilities^
NET ASSETS	$573,119,767

Net assets were comprised of:
Paid in capital	$773,857,359
Total distributable earnings (loss)	(200,737,592)

Net assets	$573,119,767

Class A
Net asset value and redemption price per share, $5,061,717 / 639,134 shares outstanding (unlimited amount authorized: $0.001 par value)	$7.92
Maximum sales charge (4.50% of offering price)	0.37

Maximum offering price per share	$8.29

Class I
Net asset value, offering and redemption price per share, $565,647,058 / 71,062,746 shares outstanding (unlimited amount authorized: $0.001 par value)	$7.96

Class R
Net asset value, offering and redemption price per share, $2,410,992 / 306,792 shares outstanding (unlimited amount authorized: $0.001 par value)	$7.86

(x)	Includes value of securities on loan of $112,023.
^	See Note 2 in Notes to the Financial Statements.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2023

INVESTMENT INCOME
Interest (net of $253,666 foreign withholding tax)	$36,607,038
Dividends	673,129
Securities lending (net)	42,764

Total income	37,322,931

EXPENSES
Investment advisory fees	3,861,791
Administrative fees	965,448
Professional fees	465,604
Transfer agent fees	376,900
Custodian fees	256,300
Printing and mailing expenses	137,149
Registration and filing fees	68,800
Trustees’ fees	18,730
Distribution fees – Class A	16,422
Distribution fees – Class R	10,862
Miscellaneous	96,991

Gross expenses	6,274,997
Waiver from investment adviser	(3,030,013)

Net expenses	3,244,984

NET INVESTMENT INCOME (LOSS)	34,077,947

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(40,035,596)
Futures contracts	(22,438,763)
Forward foreign currency contracts	(18,117,300)
Foreign currency transactions	632,858
Swaps	4,466,485

Net realized gain (loss)	(75,492,316)

Change in unrealized appreciation (depreciation) on:
Investments in securities	38,818,236
Futures contracts	3,933,486
Forward foreign currency contracts	(9,152,753)
Foreign currency translations	170,862
Swaps	(444,642)

Net change in unrealized appreciation (depreciation)	33,325,189

NET REALIZED AND UNREALIZED GAIN (LOSS)	(42,167,127)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(8,089,180)

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2023	2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$34,077,947	$20,245,867
Net realized gain (loss)	(75,492,316)	(95,477,364)
Net change in unrealized appreciation (depreciation)	33,325,189	(72,757,596)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(8,089,180)	(147,989,093)

Distributions to shareholders:
Class A	(163,937)	(188,400)
Class I	(15,397,087)	(15,568,311)
Class R	(45,660)	(32,711)

Total distributions to shareholders	(15,606,684)	(15,789,422)

Tax return of capital:
Class A	(88,150)	—
Class I	(8,279,101)	—
Class R	(24,551)	—

Total tax return of capital	(8,391,802)	—

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 83,483 and 344,531 shares, respectively ]	742,404	3,530,170
Capital shares issued in reinvestment of dividends [ 24,703 and 17,771 shares, respectively ]	224,297	179,508
Capital shares repurchased [ (262,790) and (367,977) shares , respectively]	(2,310,066)	(3,633,376)

Total Class A transactions	(1,343,365)	76,302

Class I
Capital shares sold [ 17,626,727 and 23,508,727 shares, respectively ]	156,148,768	233,550,194
Capital shares issued in reinvestment of dividends [ 2,592,764 and 1,540,016 shares, respectively ]	23,622,504	15,545,930
Capital shares repurchased [ (18,330,147) and (18,709,408) shares , respectively]	(160,540,380)	(183,231,555)

Total Class I transactions	19,230,892	65,864,569

Class R
Capital shares sold [ 200,824 and 122,727 shares, respectively ]	1,767,395	1,171,008
Capital shares issued in reinvestment of dividends [ 7,726 and 3,248 shares, respectively ]	69,671	32,335
Capital shares repurchased [ (120,330) and (26,149) shares , respectively]	(1,083,042)	(238,047)

Total Class R transactions	754,024	965,296

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	18,641,551	66,906,167

TOTAL INCREASE (DECREASE) IN NET ASSETS	(13,446,115)	(96,872,348)
NET ASSETS:
Beginning of year	586,565,882	683,438,230

End of year	$573,119,767	$586,565,882

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$8.33	$10.70	$10.68	$10.34	$9.52

Income (loss) from investment operations:
Net investment income (loss) (e)	0.45	0.27	0.29	0.39	0.41 **
Net realized and unrealized gain (loss)	(0.54)	(2.41)	0.44	0.43	0.80

Total from investment operations	(0.09)	(2.14)	0.73	0.82	1.21

Less distributions:
Dividends from net investment income	(0.21)	(0.23)	(0.47)	(0.15)	(0.39)
Distributions from net realized gains	—	—	(0.22)	(0.33)	—
Return of capital	(0.11)	—	(0.02)	—	—

Total dividends and distributions	(0.32)	(0.23)	(0.71)	(0.48)	(0.39)

Net asset value, end of year	$7.92	$8.33	$10.70	$10.68	$10.34

Total return	(1.50)%	(20.39)%	6.73%	8.32%	12.97%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,062	$6,608	$8,550	$7,796	$3,848
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.75%	0.75%	0.75%	0.75%	0.75%
Before waivers and reimbursements (f)	1.22%	1.20%	1.22%	1.42%	1.55%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	5.07%	2.75%	2.62%	3.76%*	4.00%**
Before waivers and reimbursements (f)	4.60%	2.31%	2.15%	3.09%*	3.19%**
Portfolio turnover rate ^	193%	244%	165%	200%	194%

Class I	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$8.36	$10.72	$10.71	$10.37	$9.53

Income (loss) from investment operations:
Net investment income (loss) (e)	0.47	0.30	0.31	0.41	0.42 **
Net realized and unrealized gain (loss)	(0.54)	(2.42)	0.43	0.41	0.84

Total from investment operations	(0.07)	(2.12)	0.74	0.82	1.26

Less distributions:
Dividends from net investment income	(0.21)	(0.24)	(0.49)	(0.15)	(0.42)
Distributions from net realized gains	—	—	(0.22)	(0.33)	—
Return of capital	(0.12)	—	(0.02)	—	—

Total dividends and distributions	(0.33)	(0.24)	(0.73)	(0.48)	(0.42)

Net asset value, end of year	$7.96	$8.36	$10.72	$10.71	$10.37

Total return	(1.23)%	(20.18)%	6.85%	8.34%	13.43%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$565,647	$578,149	$673,625	$169,409	$81,249
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.50%	0.50%	0.50%	0.50%	0.50%
Before waivers and reimbursements (f)	0.97%	0.95%	0.96%	1.17%	1.34%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	5.30%	3.04%	2.79%	3.95%*	4.12%**
Before waivers and reimbursements (f)	4.83%	2.59%	2.33%	3.28%*	3.28%**
Portfolio turnover rate ^	193%	244%	165%	200%	194%

See Notes to Financial Statements.

1290 FUNDS

1290 DIVERSIFIED BOND FUND

FINANCIAL HIGHLIGHTS (Continued)

Class R	Year Ended October 31,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$8.27	$10.64	$10.63	$10.34	$9.51

Income (loss) from investment operations:
Net investment income (loss) (e)	0.42	0.26	0.25	0.35 *	0.35 **
Net realized and unrealized gain (loss)	(0.52)	(2.42)	0.45	0.41	0.85

Total from investment operations	(0.10)	(2.16)	0.70	0.76	1.20

Less distributions:
Dividends from net investment income	(0.20)	(0.21)	(0.45)	(0.14)	(0.37)
Distributions from net realized gains	—	—	(0.22)	(0.33)	—
Return of capital	(0.11)	—	(0.02)	—	—

Total dividends and distributions	(0.31)	(0.21)	(0.69)	(0.47)	(0.37)

Net asset value, end of year	$7.86	$8.27	$10.64	$10.63	$10.34

Total return	(1.66)%	(20.60)%	6.44%	7.77%	12.84%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,411	$1,808	$1,264	$298	$145
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.00%	1.00%	1.00%	1.00%	1.00%
Before waivers and reimbursements (f)	1.47%	1.46%	1.47%	1.67%	1.88%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	4.79%	2.68%	2.24%	3.43%*	3.51%**
Before waivers and reimbursements (f)	4.32%	2.22%	1.77%	2.75%*	2.63%**
Portfolio turnover rate ^	193%	244%	165%	200%	194%
*

Includes accretion, interest and inflation adjustments on Argentine TIPS Bonds. Without this income, the per share income for each class would have been $0.08 lower and the ratios for each class would have been 0.73 lower.

**

Includes accretion, interest and inflation adjustments on Argentine TIPS Bonds. Without this income, the per share income for each class would have been $0.07 lower and the ratios for each class would have been 0.65 lower.

^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1290 ESSEX SMALL CAP GROWTH FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management, LLC

INVESTMENT SUB-ADVISER

➢	Essex Investment Management Company, LLC (“Essex”)

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/23

		1 Year	Since Incept.
Fund – Class A Shares*	without Sales Charge	(15.28)%	(8.24)%
	with Sales Charge (a)	(19.91)	(12.11)
Fund – Class I Shares*		(15.08)	(8.00)
Fund – Class R Shares*		(15.49)	(8.47)
Russell 2000® Growth Index		(7.63)	(0.58)

* Date of inception 7/11/22. (a) A 5.50% front-end sales charge was deducted. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I shares of the 1290 Essex Small Cap Growth Fund and the Russell 2000® Growth Index from 7/11/22 to 10/31/23. The performance of the Russell 2000® Growth Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000® Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2023, the gross expense ratios for Class A, I and R shares were 5.74%, 5.45% and 5.95%, respectively. The net expense ratios for Class A, I and R shares were 1.13%, 0.88% and 1.38%, respectively. The net expense ratios reflect the Adviser’s decision to contractually limit expenses through April 30, 2024. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned (15.08)% for the year ended October 31, 2023. The Fund’s benchmarks, the Russell 2000® Growth Index returned (7.63)% over the same year.

Overview — Essex Investment Management Company, LLC

Market performance in the small-cap sector was impacted by disproportionate strength in the largest-cap members of those indices, especially companies that touted their potential exposure to Artificial Intelligence (AI). Overall, the Russell 2000® Growth Index was down 7.6% while the Russell Microcap Growth Index was down 18.0% for the same period. This was also an extremely narrow market within the small and microcap segments with only consumer staples and energy having positive returns. Performance was also heavily weighted toward the larger-cap end of the benchmark as only the segment above $2.5 billion in market cap had a positive return for the period.

Fund Highlights

What helped performance during the year?

•

Stock selection was particularly strong in industrials with contributions from a focus on infrastructure (Sterling Infrastructure, Inc.), smart defense (Leonardo DRS, Inc.), and a resilient home buying market (Builders FirstSource, Inc.) as well as contributions from holdings related to environmental solutions and energy service.

•	Financials also had strong stock selection from financial payment processors (PaymentUS Holdings, Inc. and Payoneer Global, Inc.) and insurance (HCI Group, Inc.

1290 ESSEX SMALL CAP GROWTH FUND (Unaudited)

and Heritage Insurance Holdings, Inc.), combined with minimal exposure to regional banks.

•	Sector allocation added value broadly with particular strength in an overweight position in industrials and technology combined with an underweight position in financials.

What hurt performance during the year?

•

Market-cap positioning detracted the most from performance with a significant overweight position in stocks under $1 billion (51.7% in the portfolio versus less than 10% in the Russell 2000® Growth Index). Stock selection added value versus the index in all market-cap buckets, but the overall impact was negative due to the smaller market-cap footprint.

•

Stock selection detracted from performance in technology as companies related to semiconductors and communications hardware struggled with a buildup of inventory in the channel. This inventory cycle also caused weakness in semiconductor equipment suppliers as the U.S. Government has been slow to award CHIPS ACT grants. Names that were impacted include Digi International, Inc., Cambium Networks Corp., DZS, Inc., and Amtech Systems, Inc.

•

Healthcare was also a detractor as aesthetics companies (Cutera, Inc., Apyx Medical Corp., and Revance Therapeutics, Inc.), diagnostics companies (NanoString Technologies, Inc., ViewRay, Inc., Akoya Biosciences, Inc.), and suppliers to biotech companies (Inotiv, Inc. and Codexis, Inc.) came under pressure following the collapse of Silicon Valley Bank in March.

Portfolio Positioning and Outlook

The good news is that the market started to broaden in June, as investors grew more comfortable that inflation was moderating, the U.S. Federal Reserve was pausing, and a potential soft landing might be possible for the economy. In fact, the number of companies priced at new highs is expanding, and more sectors are participating. To us, valuations were very attractive in the small and microcap sectors of the market, both in absolute and relative terms, earnings growth has remained solid, and these sectors have significant exposure to what we believe are the positive themes of: infrastructure spending, sustainable solutions, reshoring of manufacturing, and smart defense spending.

Sector Weightings as of October 31, 2023	% of Net Assets
Industrials	32.0%
Health Care	19.8
Information Technology	19.7
Consumer Discretionary	11.1
Financials	8.1
Energy	3.7
Investment Companies	2.7
Consumer Staples	2.1
Materials	2.1
Exchange Traded Fund	0.2
Cash and Other	(1.5)

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class R shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2023 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual

1290 ESSEX SMALL CAP GROWTH FUND (Unaudited)

return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/23†	Ending Account Value 10/31/23	Expenses Paid During Period* 5/1/23 - 10/31/23
Class A
Actual	$1,000.00	$874.10	$5.33
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.52	5.75
Class I
Actual	1,000.00	875.40	4.16
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.77	4.48
Class R
Actual	1,000.00	872.90	6.51
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.25	7.02

†  The Fund commenced operations for July 11, 2022.

* Expenses are equal to the Fund’s Class A, Class I and Class R shares annualized expense ratio of 1.13%, 0.88% and 1.38%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 ESSEX SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS

October 31, 2023

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Consumer Discretionary (11.1%)
Automobile Components (2.3%)
Patrick Industries, Inc.	7,657	$575,423
Superior Industries International, Inc.*	164,619	455,995

		1,031,418

Diversified Consumer Services (2.7%)
Coursera, Inc.*	30,929	536,309
Lincoln Educational Services Corp.*	79,488	679,622

		1,215,931

Hotels, Restaurants & Leisure (1.6%)
Kura Sushi USA, Inc., Class A (x)*	5,692	325,241
Sweetgreen, Inc., Class A*	37,830	390,784

		716,025

Household Durables (2.4%)
Century Communities, Inc.	7,153	439,910
Lifetime Brands, Inc.	4,821	25,744
Skyline Champion Corp.*	10,226	599,550

		1,065,204

Specialty Retail (2.1%)
CarParts.com, Inc.*	81,957	231,938
Revolve Group, Inc., Class A (x)*	18,839	259,036
Stitch Fix, Inc., Class A*	68,205	223,713
ThredUp, Inc., Class A (x)*	70,472	226,920

		941,607

Total Consumer Discretionary		4,970,185

Consumer Staples (2.1%)
Food Products (0.8%)
SunOpta, Inc.*	95,205	365,587

Personal Care Products (1.3%)
e.l.f. Beauty, Inc.*	6,196	573,936

Total Consumer Staples		939,523

Energy (3.7%)
Energy Equipment & Services (2.4%)
Expro Group Holdings NV*	22,315	351,461
TETRA Technologies, Inc.*	156,660	742,568

		1,094,029

Oil, Gas & Consumable Fuels (1.3%)
Matador Resources Co.	9,168	565,574

Total Energy		1,659,603

Financials (8.1%)
Banks (1.3%)
Bancorp, Inc. (The)*	14,558	518,993
Brookline Bancorp, Inc.	5,185	42,206

		561,199

Capital Markets (1.3%)
Evercore, Inc., Class A	4,382	570,449

Financial Services (3.1%)
Paymentus Holdings, Inc., Class A (x)*	52,539	764,968
Payoneer Global, Inc.*	111,022	642,817

		1,407,785

Insurance (2.4%)
HCI Group, Inc.	11,838	698,087
Heritage Insurance Holdings, Inc.*	65,837	389,096

		1,087,183

Total Financials		3,626,616

Health Care (19.8%)
Biotechnology (3.8%)
Insmed, Inc.*	27,655	693,034
Kiniksa Pharmaceuticals Ltd., Class A*	35,412	540,033
Veracyte, Inc.*	23,373	484,289

		1,717,356

Health Care Equipment & Supplies (7.9%)
Accuray, Inc.*	139,130	367,303
Alphatec Holdings, Inc.*	56,770	521,148
Apyx Medical Corp.*	74,099	169,687
AtriCure, Inc.*	13,500	467,640
Axogen, Inc.*	58,785	221,032
Cutera, Inc.*	34,254	106,530
Inari Medical, Inc.*	9,168	556,589
Orthofix Medical, Inc.*	29,972	330,891
PROCEPT BioRobotics Corp. (x)*	15,263	408,896
Stereotaxis, Inc. (x)*	249,346	376,512

		3,526,228

Health Care Providers & Services (3.5%)
Biodesix, Inc.*	172,577	245,059
PetIQ, Inc., Class A*	26,345	494,496
Talkspace, Inc.*	280,930	500,055
Viemed Healthcare, Inc. (x)*	52,287	329,931

		1,569,541

Health Care Technology (2.2%)
Augmedix, Inc.*	86,037	378,563
Evolent Health, Inc., Class A*	16,724	408,567
Phreesia, Inc.*	15,213	207,810

		994,940

Life Sciences Tools & Services (0.6%)
Adaptive Biotechnologies Corp.*	53,647	238,193

Pharmaceuticals (1.8%)
Evolus, Inc.*	51,934	394,699
EyePoint Pharmaceuticals, Inc. (x)*	40,903	246,236
Revance Therapeutics, Inc.*	21,308	168,120

		809,055

Total Health Care		8,855,313

Industrials (32.0%)
Aerospace & Defense (4.7%)
Kratos Defense & Security Solutions, Inc.*	50,071	853,710
Leonardo DRS, Inc.*	66,895	1,275,688

		2,129,398

Building Products (2.4%)
Builders FirstSource, Inc.*	3,627	393,602
Caesarstone Ltd.*	36,923	148,430
Griffon Corp.	13,349	533,159

		1,075,191

See Notes to Financial Statements.

1290 FUNDS

1290 ESSEX SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

	Number of Shares	Value (Note 1)
Commercial Services & Supplies (3.9%)
CECO Environmental Corp.*	43,069	$696,856
Enviri Corp.*	71,026	407,689
Performant Financial Corp.*	120,845	281,569
Perma-Fix Environmental Services, Inc.*	39,492	367,276

		1,753,390

Construction & Engineering (7.9%)
Argan, Inc.	10,427	476,931
Great Lakes Dredge & Dock Corp.*	61,556	467,825
Matrix Service Co.*	61,606	717,710
Orion Group Holdings, Inc.*	44,379	213,019
Sterling Infrastructure, Inc.*	22,668	1,651,364

		3,526,849

Electrical Equipment (3.5%)
American Superconductor Corp.*	47,250	296,021
Babcock & Wilcox Enterprises, Inc.*	100,343	263,902
Beam Global (x)*	15,364	84,195
FTC Solar, Inc.*	117,570	125,800
LSI Industries, Inc.	55,259	822,254

		1,592,172

Machinery (2.8%)
3D Systems Corp.*	46,192	172,296
Commercial Vehicle Group, Inc.*	43,976	306,513
Graham Corp.*	33,296	519,085
Manitex International, Inc.*	64,427	258,352

		1,256,246

Professional Services (3.2%)
BlackSky Technology, Inc., Class A*	199,426	237,317
DLH Holdings Corp.*	20,653	282,533
Fiverr International Ltd.*	19,091	404,157
Willdan Group, Inc.*	28,360	500,270

		1,424,277

Trading Companies & Distributors (3.6%)
Alta Equipment Group, Inc.	34,757	319,417
MRC Global, Inc.*	55,158	579,711
Transcat, Inc.*	7,858	707,377

		1,606,505

Total Industrials		14,364,028

Information Technology (19.7%)
Communications Equipment (2.5%)
Ceragon Networks Ltd.*	226,426	384,924
Digi International, Inc.*	13,450	338,671
Lantronix, Inc.*	85,281	389,734

		1,113,329

Electronic Equipment, Instruments & Components (4.9%)
Identiv, Inc.*	83,065	505,866
Luna Innovations, Inc. (x)*	74,955	425,744
Mirion Technologies, Inc., Class A*	65,837	456,251
Novanta, Inc.*	4,181	552,143
Vuzix Corp. (x)*	82,561	268,323

		2,208,327

IT Services (2.1%)
BigCommerce Holdings, Inc.*	49,768	442,438
Endava plc (ADR)*	9,672	485,147

		927,585

Semiconductors & Semiconductor Equipment (3.7%)
Aehr Test Systems (x)*	17,379	409,449
Amtech Systems, Inc.*	68,759	492,658
Ichor Holdings Ltd.*	16,321	395,947
Kopin Corp. (x)*	280,124	344,553

		1,642,607

Software (5.2%)
American Software, Inc., Class A	33,951	372,443
Cognyte Software Ltd.*	70,824	296,044
Docebo, Inc. (x)*	15,263	599,531
Domo, Inc., Class B*	22,819	186,203
EverCommerce, Inc.*	47,149	451,687
Zeta Global Holdings Corp., Class A*	57,677	449,881

		2,355,789

Technology Hardware, Storage & Peripherals (1.3%)
Stratasys Ltd.*	34,455	350,407
Turtle Beach Corp.*	29,770	245,603

		596,010

Total Information Technology		8,843,647

Materials (2.1%)
Chemicals (2.1%)
AdvanSix, Inc.	17,631	485,734
Aspen Aerogels, Inc.*	56,669	437,485

Total Materials		923,219

Total Common Stocks (98.6%) (Cost $50,357,526)		44,182,134

EXCHANGE TRADED FUND (ETF):
Equity (0.2%)
iShares Russell 2000 Growth ETF(x)	375	77,621

Total Exchange Traded Fund (0.2%) (Cost $78,660)		77,621

SHORT-TERM INVESTMENTS:
Investment Companies (2.7%)
Dreyfus Treasury Obligations Cash Management Fund 5.24% (7 day yield) (xx)	100,000	100,000
Goldman Sachs Financial Square Government Fund 5.26% (7 day yield) (xx)	150,000	150,000
Invesco Government & Agency Portfolio, Institutional Shares 5.27% (7 day yield) (xx)	866,899	866,899
JPMorgan Prime Money Market Fund, IM Shares 5.64% (7 day yield)	107,258	107,301

Total Investment Companies		1,224,200

Total Short-Term Investments (2.7%) (Cost $1,224,194)		1,224,200

Total Investments in Securities (101.5%) (Cost $51,660,380)		45,483,955
Other Assets Less Liabilities (-1.5%)		(654,852)

Net Assets (100%)		$44,829,103

See Notes to Financial Statements.

1290 FUNDS

1290 ESSEX SMALL CAP GROWTH FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

*	Non-income producing.
(x)	All or a portion of security is on loan at October 31, 2023.
(xx)

At October 31, 2023, the Fund had loaned securities with a total value of $1,155,606. This was collateralized by $27,664 of various U.S. Government Treasury Securities, ranging from 0.000% – 5.435%, maturing 11/16/23 – 5/15/52 and by cash of $1,116,899 which was subsequently invested in investment companies as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2023:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Consumer Discretionary	$4,970,185	$—	$—	$4,970,185
Consumer Staples	939,523	—	—	939,523
Energy	1,659,603	—	—	1,659,603
Financials	3,626,616	—	—	3,626,616
Health Care	8,855,313	—	—	8,855,313
Industrials	14,364,028	—	—	14,364,028
Information Technology	8,843,647	—	—	8,843,647
Materials	923,219	—	—	923,219
Exchange Traded Fund	77,621	—	—	77,621
Short-Term Investments
Investment Companies	1,224,200	—	—	1,224,200

Total Assets	$45,483,955	$—	$—	$45,483,955

Total Liabilities	$—	$—	$—	$—

Total	$45,483,955	$—	$—	$45,483,955

The Fund held no derivatives contracts during the year ended October 31, 2023.

Investment security transactions for the year ended October 31, 2023 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$68,734,865
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$25,820,565

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$4,112,979
Aggregate gross unrealized depreciation	(10,307,298)

Net unrealized depreciation	$(6,194,319)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$51,678,274

See Notes to Financial Statements.

1290 FUNDS

1290 ESSEX SMALL CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2023

ASSETS
Investments in Securities, at value (x) (Cost $51,660,380)	$45,483,955
Cash	300,000
Receivable for securities sold	186,218
Receivable for Fund shares sold	49,659
Prepaid registration and filing fees	21,907
Receivable from investment adviser	6,695
Securities lending income receivable	2,783
Dividends, interest and other receivables	1,991
Other assets	1,083

Total assets	46,054,291

LIABILITIES
Payable for return of collateral on securities loaned	1,116,899
Payable for Fund shares repurchased	15,643
Payable for securities purchased	11,737
Transfer agent fees payable	9,377
Distribution fees payable – Class R	51
Distribution fees payable – Class A	27
Accrued expenses	71,454

Total liabilities	1,225,188

Commitments and contingent liabilities^
NET ASSETS	$44,829,103

Net assets were comprised of:
Paid in capital	$53,263,874
Total distributable earnings (loss)	(8,434,771)

Net assets	$44,829,103

Class A
Net asset value and redemption price per share, $121,624 / 13,683 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.89
Maximum sales charge (5.50% of offering price)	0.52

Maximum offering price per share	$9.41

Class I
Net asset value, offering and redemption price per share, $44,594,171 / 5,000,823 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.92

Class R
Net asset value, offering and redemption price per share, $113,308 / 12,789 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.86

(x)	Includes value of securities on loan of $1,155,606.
^	See Note 2 in Notes to the Financial Statements.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2023

INVESTMENT INCOME
Dividends	$193,327
Interest	12,161
Securities lending (net)	41,526

Total income	247,014

EXPENSES
Investment advisory fees	291,757
Offering costs	143,382
Professional fees	94,479
Registration and filing fees	62,908
Administrative fees	58,352
Transfer agent fees	50,800
Printing and mailing expenses	26,738
Custodian fees	12,499
Trustees’ fees	977
Distribution fees – Class R	589
Distribution fees – Class A	320
Miscellaneous	12,300

Gross expenses	755,101
Less: Waiver from investment adviser	(350,109)
Reimbursement from investment adviser	(61,978)

Net expenses	343,014

NET INVESTMENT INCOME (LOSS)	(96,000)

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Net realized gain (loss) on investments in securities	(2,166,435)

Net change in unrealized appreciation (depreciation) on investments in securities	(6,673,955)

NET REALIZED AND UNREALIZED GAIN (LOSS)	(8,840,390)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(8,936,390)

See Notes to Financial Statements.

1290 FUNDS

1290 ESSEX SMALL CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2023	July 11, 2022* to October 31, 2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(96,000)	$(11,760)
Net realized gain (loss)	(2,166,435)	74,961
Net change in unrealized appreciation (depreciation)	(6,673,955)	497,530

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(8,936,390)	560,731

Distributions to shareholders:
Class A	(663)	—
Class I	(72,415)	—
Class R	(559)	—

Total distributions to shareholders	(73,637)	—

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 2,339 and 11,877 shares, respectively ]	25,259	119,798
Capital shares issued in reinvestment of dividends [ 10 and 0 shares ]	105	—
Capital shares repurchased [ (543) and 0 shares ]	(6,000)	—

Total Class A transactions	19,364	119,798

Class I
Capital shares sold [ 4,556,929 and 980,000 shares, respectively ]	48,783,568	9,800,000
Capital shares issued in reinvestment of dividends [ 1,695 and 0 shares ]	17,682	—
Capital shares repurchased [ (537,801) and 0 shares ]	(5,591,615)	—

Total Class I transactions	43,209,635	9,800,000

Class R
Capital shares sold [ 2,789 and 10,000 shares, respectively ]	29,602	100,000

Total Class R transactions	29,602	100,000

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	43,258,601	10,019,798

TOTAL INCREASE (DECREASE) IN NET ASSETS	34,248,574	10,580,529
NET ASSETS:
Beginning of period	10,580,529	—

End of period	$44,829,103	$10,580,529

* Commencement of operations.

See Notes to Financial Statements.

1290 FUNDS

1290 ESSEX SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended October 31, 2023		July 11, 2022* to October 31, 2022
Net asset value, beginning of period	$10.55		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.05	)(1)	(0.02)
Net realized and unrealized gain (loss)	(1.55)		0.57

Total from investment operations	(1.60)		0.55

Less distributions:
Distributions from net realized gains	(0.06)		—

Net asset value, end of period	$8.89		$10.55

Total return (b)	(15.28)%		5.50%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$122		$125
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.13%		1.13%
Before waivers and reimbursements (a)(f)	2.38%		6.32%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	(0.49	)%(aa)	(0.61	)%(l)
Before waivers and reimbursements (a)(f)	(1.74	)%(aa)	(5.80	)%(l)
Portfolio turnover rate ^	69%		29	%(z)

Class I	Year Ended October 31, 2023		July 11, 2022* to October 31, 2022
Net asset value, beginning of period	$10.56		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.03	)(1)	(0.01)
Net realized and unrealized gain (loss)	(1.55)		0.57

Total from investment operations	(1.58)		0.56

Less distributions:
Distributions from net realized gains	(0.06)		—

Net asset value, end of period	$8.92		$10.56

Total return (b)	(15.08)%		5.60%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$44,594		$10,350
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	0.88%		0.88%
Before waivers and reimbursements (a)(f)	1.94%		6.03%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	(0.24	)%(aa)	(0.35	)%(l)
Before waivers and reimbursements (a)(f)	(1.30	)%(aa)	(5.50	)(l)
Portfolio turnover rate ^	69%		29	%(z)

See Notes to Financial Statements.

1290 FUNDS

1290 ESSEX SMALL CAP GROWTH FUND

FINANCIAL HIGHLIGHTS (Continued)

Class R	Year Ended October 31, 2023		July 11, 2022* to October 31, 2022
Net asset value, beginning of period	$10.54		$10.00

Income (loss) from investment operations:
Net investment income (loss) (e)	(0.08	)(1)	(0.03)
Net realized and unrealized gain (loss)	(1.54)		0.57

Total from investment operations	(1.62)		0.54

Less distributions:
Distributions from net realized gains	(0.06)		—

Net asset value, end of period	$8.86		$10.54

Total return (b)	(15.49)%		5.40%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$113		$105
Ratio of expenses to average net assets:
After waivers and reimbursements (a)(f)	1.38%		1.38%
Before waivers and reimbursements (a)(f)	2.59%		6.53%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)(f)	(0.74	)%(aa)	(0.85	)%(l)
Before waivers and reimbursements (a)(f)	(1.95	)%(aa)	(6.00	)(l)
Portfolio turnover rate ^	69%		29	%(z)
(1)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $(0.06), $(0.03) and $(0.08) for Class A, Class I and Class R, respectively.
*	Commencement of operations.
^	Portfolio turnover rate excludes derivatives, if any.
(a)	Ratios for periods less than one year are annualized. Certain non-recurring expenses incurred by the Fund are not annualized for periods less than one year.
(b)	Total returns for periods less than one year are not annualized.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(l)	The annualized ratio of net investment income to average net assets may not be indicative of operating results for a full year.
(z)	Portfolio turnover rate for periods less than one year is not annualized
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.06% lower.

See Notes to Financial Statements.

1290 GAMCO SMALL/MID CAP VALUE FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management, LLC

INVESTMENT SUB-ADVISER

➢	GAMCO Asset Management, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/23

		1 Year	5 Years	Since Incept.
Fund – Class A Shares*	without Sales Charge	3.88%	5.86%	6.50%
	with Sales Charge (a)	(1.81)	4.66	5.83
Fund – Class I Shares*		4.11	6.11	6.76
Fund – Class R Shares*		3.62	5.59	6.24
Fund – Class T Shares*†	without Sales Charge	4.18	6.13	6.77
	with Sales Charge (b)	1.56	5.59	6.47
Russell 2500TM Value Index		(4.94)	4.65	5.35

*  Date of inception 11/12/14.

†   Class T Shares currently are not offered for sale.

(a)   A 5.50% front-end sales charge was deducted.

(b)   A 2.50% front-end sales charge was deducted.

     Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I shares of the 1290 GAMCO Small/Mid Cap Value Fund and the Russell 2500TM Value Index from 11/12/14 to 10/31/23. The performance of the Russell 2500TM Value Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2500TM Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2023, the gross expense ratios including acquired fund fees for Class A, I, R and T shares were 1.51%, 1.25%, 1.76% and 1.51%, respectively. The net expense ratios for Class A, I, R and T shares were 1.20%, 0.95%, 1.45% and 0.95%, respectively. The net expense ratios reflect the Adviser’s decision to contractually limit expenses through April 30, 2024. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 4.11% for the year ended October 31, 2023. The Fund’s benchmark, the Russell 2500TM Value Index, returned (4.94)% over the same year.

Overview — GAMCO Asset Management, Inc.

What helped performance during the year?

•

The Fund’s industrial sector performance was the largest contributor to relative returns by sector during the trailing year ended in October. Importantly, security selection and interaction had an even stronger impact on performance than the effect of the Fund’s larger weighting in the sector. Companies including CIRCOR International, Inc. (no longer in portfolio as deal closed in October) and Core Molding Technologies, Inc. (1.5%) had robust performance in the trailing year. Pump & valve company CIRCOR benefited from a bidding war for the company, concluding with KKR’s sweetened offer, which went from an initial $49/share to $56/share at the end of the second quarter.

•

Shares of financial companies sold off earlier in the year over bank contagion fears after regional banks Silicon Valley Bank and Signature Bank collapsed due to poor risk management. The Fund’s underweighting in the financial sector helped returns relative to the benchmark.

•

Financial engineering continues to be used to surface value in the Fund, including a split-off of Atlanta Braves Holdings, Inc. (Class A: 1.3%; Class C: 0.5%) and the spin-offs of payments business Crane NXT Co. (0.3%) from aerospace supplier Crane Co. (1.5%) earlier this year and Sphere Entertainment Co. (which opened with headliner U2 to much fanfare in Las Vegas at the end of September) from Madison Square Garden Entertainment Corp. (0.5%). Two of

1290 GAMCO SMALL/MID CAP VALUE FUND (Unaudited)

the holdings spun off during the second quarter, Crane NXT (0.3%) and Sphere (0.5%), were up more than 45% during the trailing year ended in October.

What hurt performance during the year?

•

The Fund’s exposure to small-capitalization companies defined as companies with under $3 billion market capitalization at the time of purchase, was a detractor from relative returns over the trailing year from a purely allocation perspective. However, the underlying stock selection within small-capitalization companies in the Fund more than outweighed the allocation impact resulting in a positive overall contribution to return relative to the index within this category.

•	The Fund’s lower allocation to the energy sector was a detractor from relative performance for the trailing year.

•

Shares of Grupo Televisa SAB (0.8%) fell during the period along with other media companies facing slowing advertising and accelerating cord cutting. The company’s 45%-owned TelevisaUnivision’s high leverage and exposure to emerging markets magnified these trends. In addition, Televisa has faced increased competition from fiber overbuilders in its Mexican broadband business. Grupo Televisa’s possible upcoming catalysts include a monetization of Univision (likely via a 2024 IPO), Sky business turnaround and eventual consolidation of the cable unit with peer Megacable.

Portfolio Positioning and Outlook — GAMCO Asset Management, Inc.

The Fund is significantly different from its benchmark index, and performance will often not closely track it. Holdings tend to be domestically focused with strong franchises and often pricing power. We have never been top-down allocators, trying to chase every trend. Rather, we rely on fundamental bottom-up research informed by our view of the shifting political and economic tides. We purchase and hold securities trading at discounts to their Private Market Values appropriate for their level of risk and seek to identify one or more catalysts that could close that valuation gap. Industry consolidation, financial engineering (e.g., spin-offs), changes in management and changes in regulation are just a few long-term catalysts in which the Fund is well positioned.

While this is not a pretty picture for financial markets, there are positives. The unemployment rate continues to sit near an all-time low at 3.9%, and the U.S. consumer has been remarkably resilient. Demand for experiences such as live sporting events and concerts remains robust. Consumer branded goods companies in attractive categories have demonstrated significant pricing power to offset inflation and are increasing spending on advertising in order to spur volume growth for new products. Political advertising should be as strong as ever in 2024. Long-term tailwinds for aerospace and defense companies are still intact. Finally, the challenging macroeconomic backdrop has created opportunities in the market: the S&P 500 Index trades at just over 18x expected next twelve months’ earnings, slightly below the average over the last five years, but excluding the so-called “Maginificent 7” of mega-cap stocks that dominate the current rally, the benchmark multiple is under 16x. Small cap stocks are even cheaper, with the Russell 2000 Value Index trading at just over 14x expected next twelve months’ earnings.

Sector Weightings as of October 31, 2023	% of Net Assets
Industrials	36.7%
Consumer Discretionary	14.6
Communication Services	13.9
Consumer Staples	10.0
Materials	7.4
Investment Companies	7.0
Utilities	2.8
Health Care	2.7
Information Technology	2.3
Financials	1.9
Energy	1.7
Real Estate	0.8
Cash and Other	(1.8)

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A, Class R and Class T shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2023 and held for the entire six-month period.

1290 GAMCO SMALL/MID CAP VALUE FUND (Unaudited)

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid During Period* 5/1/23 - 10/31/23
Class A
Actual	$1,000.00	$973.90	$5.95
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.18	6.08
Class I
Actual	1,000.00	974.60	4.71
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.44	4.82
Class R
Actual	1,000.00	972.30	7.19
Hypothetical (5% average annual return before expenses)	1,000.00	1,017.92	7.35
Class T
Actual	1,000.00	975.30	4.71
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.43	4.82

* Expenses are equal to the Fund’s A, I, R and T shares annualized expense ratio of 1.20%, 0.95%, 1.45% and 0.95%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS

October 31, 2023

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Communication Services (13.9%)
Diversified Telecommunication Services (1.0%)
EchoStar Corp., Class A*	4,500	$62,370
Telesat Corp.*	110,000	1,122,000

		1,184,370

Entertainment (4.2%)
Atlanta Braves Holdings, Inc., Class A (x)*	40,500	1,535,355
Atlanta Braves Holdings, Inc., Class C*	19,000	660,820
Liberty Media Corp.-Liberty Live, Class A*	1,000	31,240
Madison Square Garden Entertainment Corp., Class A*	18,500	563,880
Madison Square Garden Sports Corp.*	10,500	1,765,470
Sphere Entertainment Co.*	19,500	641,745

		5,198,510

Media (6.7%)
Altice USA, Inc., Class A*	4,500	13,005
AMC Networks, Inc., Class A*	20,000	236,000
Clear Channel Outdoor Holdings, Inc. (x)*	313,000	344,300
Corus Entertainment, Inc., Class B (x)	135,000	62,304
EW Scripps Co. (The), Class A*	28,000	153,160
Grupo Televisa SAB (ADR)	415,000	958,650
JCDecaux SE*	29,000	452,909
Liberty Media Corp.-Liberty SiriusXM, Class A*	4,000	97,960
News Corp., Class B	13,000	278,720
Nexstar Media Group, Inc., Class A	10,200	1,428,816
Paramount Global, Class A (x)	109,500	1,522,050
Sinclair, Inc. (x)	145,000	1,576,150
Sirius XM Holdings, Inc. (x)	27,760	118,813
TEGNA, Inc.	48,000	696,480
WideOpenWest, Inc.*	28,000	197,120

		8,136,437

Wireless Telecommunication Services (2.0%)
Gogo, Inc.*	12,900	135,450
Millicom International Cellular SA (x)*	42,000	659,820
Telephone and Data Systems, Inc.	30,000	545,700
United States Cellular Corp.*	27,200	1,143,216

		2,484,186

Total Communication Services		17,003,503

Consumer Discretionary (14.6%)
Automobile Components (5.6%)
Dana, Inc.	98,000	1,125,040
Garrett Motion, Inc.*	10,000	70,600
Gentex Corp.	24,000	688,320
Gentherm, Inc.*	2,800	112,616
Goodyear Tire & Rubber Co. (The)*	140,000	1,666,000
Modine Manufacturing Co.*	55,800	2,204,100
Strattec Security Corp.*	43,000	978,250

		6,844,926

Diversified Consumer Services (0.3%)
Graham Holdings Co., Class B	500	289,360
H&R Block, Inc.	3,000	123,150

		412,510

Hotels, Restaurants & Leisure (3.3%)
Bally’s Corp.*	19,000	173,280
Caesars Entertainment, Inc.*	32,000	1,276,480
Churchill Downs, Inc.	4,000	439,360
GAN Ltd.*	15,000	13,147
Golden Entertainment, Inc.	23,000	721,280
Nathan’s Famous, Inc.	19,500	1,276,470
Wynn Resorts Ltd.	800	70,224

		3,970,241

Household Durables (1.0%)
Bassett Furniture Industries, Inc.	24,000	369,360
Lennar Corp., Class B	9,000	887,490

		1,256,850

Leisure Products (1.8%)
Brunswick Corp.	14,500	1,007,315
Johnson Outdoors, Inc., Class A	21,000	998,550
Mattel, Inc.*	12,900	246,132

		2,251,997

Specialty Retail (2.6%)
Advance Auto Parts, Inc.	17,000	884,510
AutoNation, Inc.*	7,500	975,600
Lands’ End, Inc.*	10,000	62,800
Monro, Inc.	36,000	893,520
Valvoline, Inc.	10,000	296,700

		3,113,130

Total Consumer Discretionary		17,849,654

Consumer Staples (10.0%)
Beverages (1.7%)
Boston Beer Co., Inc. (The), Class A*	500	166,975
National Beverage Corp.*	19,000	881,220
Remy Cointreau SA	9,400	1,065,729

		2,113,924

Consumer Staples Distribution & Retail (0.3%)
Ingles Markets, Inc., Class A	2,000	160,440
Village Super Market, Inc., Class A	8,900	217,783

		378,223

Food Products (3.7%)
Bunge Ltd.	3,500	370,930
Calavo Growers, Inc.	30,500	772,870
Farmer Bros Co.*	96,000	241,920
Hain Celestial Group, Inc. (The)*	44,000	486,200
J M Smucker Co. (The)	13,000	1,479,920
Maple Leaf Foods, Inc. (x)	47,000	935,763
McCormick & Co., Inc. (Non-Voting)	2,900	186,325

		4,473,928

Household Products (3.5%)
Energizer Holdings, Inc.	62,000	1,957,960
Spectrum Brands Holdings, Inc.	31,000	2,334,920

		4,292,880

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

	Number of Shares	Value (Note 1)

Personal Care Products (0.8%)
Edgewell Personal Care Co.	27,300	$952,770

Total Consumer Staples		12,211,725

Energy (1.7%)
Energy Equipment & Services (1.7%)
Dril-Quip, Inc.*	56,500	1,223,790
RPC, Inc.	104,000	865,280

Total Energy		2,089,070

Financials (1.9%)
Banks (1.4%)
Cadence Bank	9,000	190,620
Flushing Financial Corp.	27,000	333,180
SouthState Corp.	4,500	297,450
Synovus Financial Corp.	37,000	964,590

		1,785,840

Capital Markets (0.3%)
Affiliated Managers Group, Inc.	1,200	147,312
Janus Henderson Group plc	8,000	184,560

		331,872

Financial Services (0.2%)
NCR Atleos Corp.*	10,500	231,630

Total Financials		2,349,342

Health Care (2.7%)
Health Care Equipment & Supplies (0.3%)
Cutera, Inc. (x)*	29,500	91,745
QuidelOrtho Corp.*	4,600	280,968

		372,713

Health Care Providers & Services (0.9%)
Option Care Health, Inc.*	17,500	485,275
Patterson Cos., Inc.	20,000	609,200

		1,094,475

Health Care Technology (0.4%)
Evolent Health, Inc., Class A*	17,000	415,310
Teladoc Health, Inc.*	3,400	56,236

		471,546

Life Sciences Tools & Services (0.1%)
Bio-Rad Laboratories, Inc., Class A*	300	82,584

Pharmaceuticals (1.0%)
Perrigo Co. plc	31,000	856,840
Teva Pharmaceutical Industries Ltd. (ADR)*	48,000	411,840

		1,268,680

Total Health Care		3,289,998

Industrials (36.7%)
Aerospace & Defense (5.8%)
AAR Corp.*	18,100	1,074,416
Kaman Corp.	64,000	1,191,040
Moog, Inc., Class A	10,500	1,218,525
Moog, Inc., Class B	12,900	1,497,045
Park Aerospace Corp.	2,000	29,360
Textron, Inc.	27,300	2,074,800

		7,085,186

Building Products (2.5%)
AZZ, Inc.	31,000	1,465,370
Griffon Corp.	38,000	1,517,720

		2,983,090

Commercial Services & Supplies (1.6%)
Matthews International Corp., Class A	47,000	1,665,680
OPENLANE, Inc.*	20,000	268,600

		1,934,280

Construction & Engineering (1.5%)
Arcosa, Inc.	13,500	932,445
MDU Resources Group, Inc.	2,400	44,664
Valmont Industries, Inc.	4,500	886,095

		1,863,204

Machinery (22.3%)
Astec Industries, Inc.	48,000	1,921,920
CNH Industrial NV	31,300	343,674
Commercial Vehicle Group, Inc.*	91,100	634,967
Crane Co.	18,500	1,800,605
Donaldson Co., Inc.	800	46,128
Eastern Co. (The)	26,900	437,125
Enerpac Tool Group Corp., Class A	22,000	622,600
EnPro Industries, Inc.	21,000	2,332,260
Flowserve Corp.	43,000	1,578,960
Gorman-Rupp Co. (The)	11,500	339,825
Graco, Inc.	3,000	223,050
Hyster-Yale Materials Handling, Inc.	40,500	1,620,405
Ingersoll Rand, Inc.	16,000	970,880
ITT, Inc.	12,000	1,120,200
Iveco Group NV*	60,000	504,968
Kennametal, Inc.	19,000	439,090
L B Foster Co., Class A*	42,000	824,040
Manitowoc Co., Inc. (The)*	16,800	215,040
Mueller Industries, Inc.	66,000	2,488,860
Mueller Water Products, Inc., Class A	13,700	169,469
Park-Ohio Holdings Corp.	72,000	1,632,960
Shyft Group, Inc. (The)	4,000	43,920
Snap-on, Inc.	4,500	1,160,730
Tennant Co.	11,500	853,530
Terex Corp.	12,500	572,500
Timken Co. (The)	1,000	69,120
Toro Co. (The)	5,300	428,452
Trinity Industries, Inc.	75,000	1,562,250
Twin Disc, Inc.*	111,000	1,525,140
Watts Water Technologies, Inc., Class A	4,500	778,545

		27,261,213

Trading Companies & Distributors (3.0%)
Ashtead Group plc	2,300	131,502
GATX Corp.	12,900	1,349,082
Herc Holdings, Inc.	20,500	2,189,195

		3,669,779

Total Industrials		44,796,752

Information Technology (2.3%)
Communications Equipment (0.3%)
Viasat, Inc. (x)*	20,000	368,800

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

	Number of Shares	Value (Note 1)

Electronic Equipment, Instruments & Components (0.8%)
Crane NXT Co.	6,000	$312,000
Landis+Gyr Group AG	8,900	657,484

		969,484

IT Services (0.8%)
Kyndryl Holdings, Inc.*	68,000	994,840

Software (0.4%)
A10 Networks, Inc.	12,000	130,440
NCR Voyix Corp.*	21,000	321,090

		451,530

Total Information Technology		2,784,654

Materials (7.4%)
Chemicals (4.8%)
Axalta Coating Systems Ltd.*	23,500	616,405
Core Molding Technologies, Inc.*	72,500	1,854,550
Element Solutions, Inc.	65,900	1,201,357
HB Fuller Co.	9,700	641,655
Huntsman Corp.	10,000	233,300
Scotts Miracle-Gro Co. (The) (x)	29,500	1,310,980

		5,858,247

Construction Materials (0.0%)†
Knife River Corp.*	600	30,192

Containers & Packaging (1.7%)
Ardagh Metal Packaging SA (x)	35,000	117,950
Greif, Inc., Class A	19,000	1,206,500
Myers Industries, Inc.	42,000	704,340

		2,028,790

Metals & Mining (0.9%)
Ampco-Pittsburgh Corp.*	85,000	225,250
Freeport-McMoRan, Inc.	18,500	624,930
Tredegar Corp.	69,000	309,120

		1,159,300

Total Materials		9,076,529

Real Estate (0.8%)
Hotel & Resort REITs (0.2%)
Ryman Hospitality Properties, Inc. (REIT)	2,500	214,000

Real Estate Management & Development (0.6%)
Seritage Growth Properties (REIT), Class A (x)*	16,000	115,840
St Joe Co. (The)	14,500	676,280

		792,120

Total Real Estate		1,006,120

Utilities (2.8%)
Gas Utilities (2.0%)
National Fuel Gas Co.	26,000	1,324,700
Southwest Gas Holdings, Inc.	19,000	1,113,590

		2,438,290

Independent Power and Renewable Electricity Producers (0.8%)
AES Corp. (The)	50,000	745,000
NextEra Energy Partners LP	7,000	189,490

		934,490

Total Utilities		3,372,780

Total Common Stocks (94.8%) (Cost $110,029,037)		115,830,127

	Number of Rights	Value (Note 1)
RIGHTS:
Industrials (0.0%)†
Electrical Equipment (0.0%)†
Pineapple Energy, Inc., CVR (r)* (Cost $—)	6,250	4,945

	Number of Warrants	Value (Note 1)
WARRANTS:
Energy (0.0%)†
Energy Equipment & Services (0.0%)†
Weatherford International plc, expiring 12/13/23*	1,117	2,066

Total Energy		2,066

Health Care (0.0%)†
Health Care Providers & Services (0.0%)†
Option Care Health, Inc., expiring 6/30/25*	22	8

Total Health Care		8

Materials (0.0%)†
Metals & Mining (0.0%)†
Ampco-Pittsburgh Corp., expiring 8/1/25*	30,000	7,500

Total Materials		7,500

Total Warrants (0.0%)† (Cost $—)		9,574

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Companies (7.0%)
BlackRock Liquidity FedFund, Institutional Shares 5.24% (7 day yield) (xx)	200,000	200,000
Dreyfus Treasury Obligations Cash Management Fund 5.24% (7 day yield) (xx)	200,000	200,000
Invesco Government & Agency Portfolio, Institutional Shares 5.27% (7 day yield) (xx)	1,633,255	1,633,255
JPMorgan Prime Money Market Fund, IM Shares 5.64% (7 day yield)	6,338,629	6,341,165

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

	Number of Shares	Value (Note 1)

Morgan Stanley Institutional Liquidity Fund - Government Portfolio 5.25% (7 day yield) (xx)	200,000	$200,000

Total Investment Companies		8,574,420

Total Short-Term Investments (7.0%) (Cost $8,574,025)		8,574,420

Total Investments in Securities (101.8%) (Cost $118,603,062)		124,419,066
Other Assets Less Liabilities (-1.8%)		(2,151,239)

Net Assets (100%)		$122,267,827

*	Non-income producing.
†	Percent shown is less than 0.05%.
(r)	Fair value determined using significant unobservable inputs.
(x)	All or a portion of security is on loan at October 31, 2023.
(xx)

At October 31, 2023, the Fund had loaned securities with a total value of $3,909,069. This was collateralized by $1,782,231 of various U.S. Government Treasury Securities, ranging from 0.000% – 5.538%, maturing 11/16/23 – 5/15/52 and by cash of $2,233,255 which was subsequently invested in investment companies as detailed in the Notes to the Financial Statements.

Glossary:

ADR	— American Depositary Receipt
CVR	— Contingent Value Right
REIT	— Real Estate Investment Trust

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2023:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$16,550,594	$452,909	$—	$17,003,503
Consumer Discretionary	17,849,654	—	—	17,849,654
Consumer Staples	10,959,671	1,252,054	—	12,211,725
Energy	2,089,070	—	—	2,089,070
Financials	2,349,342	—	—	2,349,342
Health Care	3,289,998	—	—	3,289,998
Industrials	42,226,112	2,570,640	—	44,796,752
Information Technology	2,127,170	657,484	—	2,784,654
Materials	9,076,529	—	—	9,076,529
Real Estate	1,006,120	—	—	1,006,120
Utilities	3,372,780	—	—	3,372,780
Rights
Industrials	—	—	4,945	4,945
Short-Term Investments
Investment Companies	8,574,420	—	—	8,574,420
Warrants
Energy	2,066	—	—	2,066
Health Care	—	8	—	8
Materials	—	7,500	—	7,500

Total Assets	$119,473,526	$4,940,595	$4,945	$124,419,066

Total Liabilities	$—	$—	$—	$—

Total	$119,473,526	$4,940,595	$4,945	$124,419,066

The Fund held no derivatives contracts during the year ended October 31, 2023.

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

Investment security transactions for the year ended October 31, 2023 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$18,221,207
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$16,816,486

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$19,988,905
Aggregate gross unrealized depreciation	(17,352,211)

Net unrealized appreciation	$2,636,694

Federal income tax cost of investments in securities and derivative instruments, if applicable	$121,782,372

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2023

ASSETS
Investments in Securities, at value (x) (Cost $118,603,062)	$124,419,066
Cash	331,000
Foreign cash (Cost $6,784)	6,591
Receivable for securities sold	229,290
Receivable for Fund shares sold	153,118
Dividends, interest and other receivables	57,197
Prepaid registration and filing fees	25,909
Securities lending income receivable	7,406
Other assets	771

Total assets	125,230,348

LIABILITIES
Payable for return of collateral on securities loaned	2,233,255
Payable for securities purchased	452,701
Payable for Fund shares repurchased	108,428
Investment advisory fees payable	40,068
Transfer agent fees payable	24,492
Administrative fees payable	15,918
Distribution fees payable – Class A	1,207
Distribution fees payable – Class R	480
Trustees’ fees payable	190
Distribution fees payable – Class T**	32
Accrued expenses	85,750

Total liabilities	2,962,521

Commitments and contingent liabilities^

NET ASSETS	$122,267,827

Net assets were comprised of:
Paid in capital	$114,639,929
Total distributable earnings (loss)	7,627,898

Net assets	$122,267,827

Class A
Net asset value and redemption price per share, $5,477,805 / 376,792 shares outstanding (unlimited amount authorized: $0.001 par value)	$14.54
Maximum sales charge (5.50% of offering price)	0.85

Maximum offering price per share	$15.39

Class I
Net asset value, offering and redemption price per share, $115,537,434 / 7,922,582 shares outstanding (unlimited amount authorized: $0.001 par value)	$14.58

Class R
Net asset value, offering and redemption price per share, $1,104,111 / 76,729 shares outstanding (unlimited amount authorized: $0.001 par value)	$14.39

Class T**
Net asset value and redemption price per share, $148,477 / 10,179 shares outstanding (unlimited amount authorized: $0.001 par value)	$14.59
Maximum sales charge (2.50% of offering price)	0.37

Maximum offering price per share	$14.96

(x)	Includes value of securities on loan of $3,909,069.
^	See Note 2 in Notes to the Financial Statements.
**	Class T shares currently are not offered for sale.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2023

INVESTMENT INCOME
Dividends (net of $12,921 foreign withholding tax)	$2,211,964
Interest	14,497
Securities lending (net)	61,190

Total income	2,287,651

EXPENSES
Investment advisory fees	924,774
Transfer agent fees	200,800
Administrative fees	184,956
Professional fees	147,370
Printing and mailing expenses	45,707
Registration and filing fees	41,754
Distribution fees – Class A	14,222
Custodian fees	11,000
Distribution fees – Class R	5,759
Trustees’ fees	3,536
Distribution fees – Class T**	390
Miscellaneous	19,202

Gross expenses	1,599,470
Waiver from investment adviser	(411,133)
Waiver from distributor	(390)

Net expenses	1,187,947

NET INVESTMENT INCOME (LOSS)	1,099,704

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	4,096,143
Foreign currency transactions	42,311

Net realized gain (loss)	4,138,454

Change in unrealized appreciation (depreciation) on:
Investments in securities	(972,528)
Foreign currency translations	144

Net change in unrealized appreciation (depreciation)	(972,384)

NET REALIZED AND UNREALIZED GAIN (LOSS)	3,166,070

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$4,265,774

**	Class T shares currently are not offered for sale.

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2023	2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,099,704	$929,206
Net realized gain (loss)	4,138,454	2,685,439
Net change in unrealized appreciation (depreciation)	(972,384)	(23,467,296)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,265,774	(19,852,651)

Distributions to shareholders:
Class A	(115,589)	(387,779)
Class I	(2,655,839)	(9,782,485)
Class R	(23,110)	(73,341)
Class T**	(3,637)	(11,801)

Total distributions to shareholders	(2,798,175)	(10,255,406)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 61,592 and 46,002 shares, respectively ]	961,657	729,775
Capital shares issued in reinvestment of dividends [ 7,696 and 23,486 shares, respectively ]	111,872	376,006
Capital shares repurchased [ (51,328) and (54,051) shares , respectively]	(784,540)	(829,479)

Total Class A transactions	288,989	276,302

Class I
Capital shares sold [ 2,069,994 and 3,073,849 shares, respectively ]	31,772,142	47,407,966
Capital shares issued in reinvestment of dividends [ 146,693 and 505,418 shares, respectively ]	2,135,267	8,096,806
Capital shares repurchased [ (1,930,280) and (4,377,065) shares , respectively]	(29,340,104)	(62,504,731)

Total Class I transactions	4,567,305	(6,999,959)

Class R
Capital shares sold [ 20,991 and 13,472 shares, respectively ]	313,247	209,451
Capital shares issued in reinvestment of dividends [ 1,367 and 3,895 shares, respectively ]	19,714	62,009
Capital shares repurchased [ (17,616) and (9,596) shares , respectively]	(264,051)	(134,914)

Total Class R transactions	68,910	136,546

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	4,925,204	(6,587,111)

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,392,803	(36,695,168)
NET ASSETS:
Beginning of year	115,875,024	152,570,192

End of year	$122,267,827	$115,875,024

** Class T shares currently are not offered for sale.

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,
Class A	2023		2022		2021		2020		2019
Net asset value, beginning of year	$14.31		$17.19		$11.41		$12.46		$12.33

Income (loss) from investment operations:
Net investment income (loss) (e)	0.10		0.06		0.09	(2)	0.04	(1)	0.05
Net realized and unrealized gain (loss)	0.45		(1.82)		5.73		(0.90)		0.22

Total from investment operations	0.55		(1.76)		5.82		(0.86)		0.27

Less distributions:
Dividends from net investment income	—		(0.26)		(0.04)		(0.04)		(0.02)
Distributions from net realized gains	(0.32)		(0.86)		—		(0.15)		(0.12)

Total dividends and distributions	(0.32)		(1.12)		(0.04)		(0.19)		(0.14)

Net asset value, end of year	$14.54		$14.31		$17.19		$11.41		$12.46

Total return	3.88%		(10.93)%		51.10%		(7.04)%		2.29%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,478		$5,134		$5,904		$3,400		$3,896
Ratio of expenses to average net assets:
After waivers (f)	1.20	%(j)	1.21	%(k)	1.24	%(o)	1.25	%(o)	1.24	%(o)
Before waivers (f)	1.53%		1.51%		1.42%		1.58%		1.66%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.66%		0.42%		0.55	%(bb)	0.40	%(aa)	0.39%
Before waivers (f)	0.33%		0.13%		0.37	%(bb)	0.07	%(aa)	(0.03)%
Portfolio turnover rate^	14%		27%		35%		19%		37%

	Year Ended October 31,
Class I	2023		2022		2021		2020		2019
Net asset value, beginning of year	$14.35		$17.24		$11.43		$12.49		$12.36

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14		0.10		0.13	(2)	0.07	(1)	0.08
Net realized and unrealized gain (loss)	0.44		(1.84)		5.75		(0.91)		0.23

Total from investment operations	0.58		(1.74)		5.88		(0.84)		0.31

Less distributions:
Dividends from net investment income	(0.03)		(0.29)		(0.07)		(0.07)		(0.06)
Distributions from net realized gains	(0.32)		(0.86)		—		(0.15)		(0.12)

Total dividends and distributions	(0.35)		(1.15)		(0.07)		(0.22)		(0.18)

Net asset value, end of year	$14.58		$14.35		$17.24		$11.43		$12.49

Total return	4.11%		(10.74)%		51.57%		(6.88)%		2.57%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$115,537		$109,572		$145,394		$84,537		$95,601
Ratio of expenses to average net assets:
After waivers (f)	0.95	%(j)	0.96	%(k)	0.99	%(o)	1.00	%(o)	0.99	%(o)
Before waivers (f)	1.28%		1.25%		1.17%		1.33%		1.41%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.91%		0.68%		0.76	%(bb)	0.64	%(aa)	0.64%
Before waivers (f)	0.57%		0.40%		0.59	%(bb)	0.31	%(aa)	0.22%
Portfolio turnover rate^	14%		27%		35%		19%		37%

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended October 31,
Class R	2023		2022		2021		2020		2019
Net asset value, beginning of year	$14.20		$17.07		$11.33		$12.38		$12.26

Income (loss) from investment operations:
Net investment income (loss) (e)	0.06		0.03		0.05	(2)	0.02	(1)	0.02
Net realized and unrealized gain (loss)	0.45		(1.82)		5.70		(0.91)		0.22

Total from investment operations	0.51		(1.79)		5.75		(0.89)		0.24

Less distributions:
Dividends from net investment income	—		(0.22)		(0.01)		(0.01)		—
Distributions from net realized gains	(0.32)		(0.86)		—		(0.15)		(0.12)

Total dividends and distributions	(0.32)		(1.08)		(0.01)		(0.16)		(0.12)

Net asset value, end of year	$14.39		$14.20		$17.07		$11.33		$12.38

Total return	3.62%		(11.17)%		50.80%		(7.31)%		2.02%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,104		$1,022		$1,096		$685		$912
Ratio of expenses to average net assets:
After waivers (f)	1.45	%(j)	1.46	%(k)	1.49	%(o)	1.50	%(o)	1.49	%(o)
Before waivers (f)	1.78%		1.76%		1.67%		1.83%		1.91%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.41%		0.17%		0.28	%(bb)	0.15	%(aa)	0.14%
Before waivers (f)	0.08%		(0.12)%		0.11	%(bb)	(0.19	)%(aa)	(0.28)%
Portfolio turnover rate^	14%		27%		35%		19%		37%

	Year Ended October 31,
Class T**	2023		2022		2021		2020		2019
Net asset value, beginning of year	$14.35		$17.24		$11.43		$12.49		$12.36

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14		0.11		0.13	(2)	0.07	(1)	0.08
Net realized and unrealized gain (loss)	0.45		(1.85)		5.75		(0.91)		0.23

Total from investment operations	0.59		(1.74)		5.88		(0.84)		0.31

Less distributions:
Dividends from net investment income	(0.03)		(0.29)		(0.07)		(0.07)		(0.06)
Distributions from net realized gains	(0.32)		(0.86)		—		(0.15)		(0.12)

Total dividends and distributions	(0.35)		(1.15)		(0.07)		(0.22)		(0.18)

Net asset value, end of year	$14.59		$14.35		$17.24		$11.43		$12.49

Total return	4.18%		(10.74)%		51.57%		(6.88)%		2.57%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$148		$146		$176		$116		$127
Ratio of expenses to average net assets:
After waivers (f)	0.95	%(j)	0.96	%(k)	0.99	%(o)	1.00	%(o)	0.99	%(o)
Before waivers (f)	1.53%		1.51%		1.42%		1.58%		1.66%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	0.91%		0.74%		0.79	%(bb)	0.64	%(aa)	0.64%
Before waivers (f)	0.33%		0.19%		0.37	%(bb)	0.06	%(aa)	(0.02)%
Portfolio turnover rate^	14%		27%		35%		19%		37%

See Notes to Financial Statements.

1290 FUNDS

1290 GAMCO SMALL/MID CAP VALUE FUND

FINANCIAL HIGHLIGHTS (Continued)

**	Class T shares currently are not offered for sale. Class T shares were formerly known as Class C shares.
(1)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.04, $0.06, $0.01 and $0.06 for Class A, Class I, Class R and Class T, respectively.
(2)	Includes income resulting from a special dividend. Without this dividend, the per share income amounts would be $0.02, $0.05, $(0.02) and $0.06 for Class A, Class I, Class R and Class T, respectively.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class A, 0.95% for Class I, 1.45% for Class R and 0.95% for Class T.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.21 for Class A, 0.96 for Class I, 1.46 for Class R and 0.96 for Class T.
(o)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.25 for Class A, 1.00 for Class I, 1.50 for Class R and 1.00 for Class T.
(aa)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.09 lower.
(bb)	Includes income resulting from a special dividend. Without this dividend, the ratios for each class would have been 0.43 lower.

See Notes to Financial Statements.

1290 HIGH YIELD BOND FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management, LLC

INVESTMENT SUB-ADVISER

➢	AXA Investment Managers US, Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/23

		1 Year	5 Years	Since Incept.
Fund – Class A Shares*	without Sales Charge	4.30%	2.53%	2.88%
	with Sales Charge (a)	(0.34)	1.59	2.36
Fund – Class I Shares*		4.69	2.79	3.15
Fund – Class R Shares*		4.04	2.28	2.63
Fund – Class T Shares*†	without Sales Charge	4.69	2.81	3.15
	with Sales Charge (b)	2.12	2.29	2.86
ICE BofA U.S. High Yield Index		5.90	2.90	3.59

*  Date of inception 11/12/14.

†   Class T Shares currently are not offered for sale.

(a)   A 4.50% front-end sales charge was deducted.

(b)   A 2.50% front-end sales charge was deducted.

     Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I shares of the 1290 High Yield Bond Fund and the ICE BofA U.S. High Yield Index from 11/12/14 to 10/31/23. The performance of the ICE BofA U.S. High Yield Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofA U.S. High Yield Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2023, the gross expense ratios for Class A, I, R and T shares were 1.43%, 1.18%, 1.67% and 1.43%, respectively. The net expense ratios for Class A, I, R and T shares were 1.00%, 0.75%, 1.25% and 0.75%, respectively. The net expense ratios reflect the Adviser’s decision to contractually limit expenses through April 30, 2024. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 4.69% for the year ended October 31, 2023. The Fund’s benchmark, the ICE BofA U.S. High Yield Index, returned 5.90% over the same year.

Overview — AXA Investment Managers US, Inc.

What helped performance during the year:

•

From a macro risk positioning perspective, the largest contributor to the Fund’s relative performance was being underweight the better-quality, intermediate duration and long duration segments of the market.

•	Looking at performance by sector, security selection in the media industry was the top contributor to the Fund’s relative performance.

•	From an individual security perspective, Specialty Building Products Holdings LLC 6.375% notes due 2026 was the top contributor to the Fund’s performance.

What hurt performance during the year:

•	Looking at performance by sector, security selection in the telecommunications space was the top detractor from the Fund’s relative performance.

•	From a macro risk positioning perspective, the largest detractor from the Fund’s relative performance was security selection in the highest-yielding segment of the market.

•	From an individual security perspective, Curo Group Holdings Corp. 7.5% notes due 2028 was the worst contributor to the Fund’s performance.

1290 HIGH YIELD BOND FUND (Unaudited)

Portfolio Positioning and Outlook

As of the end of October, the Fund remained well diversified by sector and issuer. The average yield-to-worst (ex-cash) was line with the benchmark level and the duration-to-worst (ex-cash) was just below the benchmark. Our expectations continue to range from a mild recession in the near term to simply a period of below-average growth. Correspondingly, we also still believe that the default rate of the U.S. high-yield bond market is unlikely to increase to a level significantly higher than its long-term average. Based on our outlook for the economy and current valuations, we continue to believe that portions of the U.S. high-yield market may deliver attractive total returns over the next 12 months.

Fund Characteristics As of October 31, 2023
Weighted Average Life (Years)	4.64
Weighted Average Coupon (%)	6.30
Weighted Average Effective Duration (Years)*	3.45
Weighted Average Rating**	B2

* Effective duration is a measure of the price sensitivity of the Fund to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of October 31, 2023	% of Net Assets
Consumer Discretionary	15.7%
Industrials	14.7
Information Technology	13.6
Investment Companies	11.8
Materials	11.4
Communication Services	10.2
Energy	8.4
Health Care	8.1
Financials	6.5
Consumer Staples	4.7
Real Estate	3.2
Utilities	0.6
Cash and Other	(8.9)

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A, Class R and Class T shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2023 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1290 HIGH YIELD BOND FUND (Unaudited)

EXAMPLE

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid During Period* 5/1/23 - 10/31/23
Class A
Actual	$1,000.00	$993.40	$5.02
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.16	5.09
Class I
Actual	1,000.00	994.70	3.77
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.42	3.82
Class R
Actual	1,000.00	992.20	6.28
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.90	6.36
Class T
Actual	1,000.00	994.70	3.77
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.43	3.82

* Expenses are equal to the Fund’s A, I, R and T shares annualized expense ratio of 1.00%, 0.75%, 1.25% and 0.75%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS

October 31, 2023

	Principal Amount	Value (Note 1)
LONG-TERM DEBT SECURITIES:
Corporate Bonds (97.1%)
Communication Services (10.2%)
Diversified Telecommunication Services (3.7%)
Altice France SA 8.125%, 2/1/27§	$200,000	$168,500
CCO Holdings LLC 5.500%, 5/1/26§	187,000	177,650
6.375%, 9/1/29 (x)§	290,000	264,353
4.750%, 3/1/30§	175,000	144,696
4.500%, 5/1/32	426,000	324,782
4.500%, 6/1/33§	452,000	337,305
Level 3 Financing, Inc. 4.250%, 7/1/28§	191,000	107,437
Lumen Technologies, Inc. 5.125%, 12/15/26 (x)§	235,000	108,100
Windstream Escrow LLC 7.750%, 8/15/28 (x)§	219,000	173,582
Zayo Group Holdings, Inc. 4.000%, 3/1/27§	356,000	267,000
6.125%, 3/1/28§	268,000	175,540

		2,248,945

Entertainment (0.5%)
Live Nation Entertainment, Inc. 4.875%, 11/1/24§	169,000	165,000
6.500%, 5/15/27§	186,000	180,420

		345,420

Interactive Media & Services (0.1%)
Rackspace Technology Global, Inc. 5.375%, 12/1/28§	187,000	54,230

Media (5.9%)
CSC Holdings LLC 11.250%, 5/15/28§	200,000	190,500
5.750%, 1/15/30§	200,000	104,250
Gray Television, Inc. 4.750%, 10/15/30 (x)§	314,000	201,588
McGraw-Hill Education, Inc. 8.000%, 8/1/29§	339,000	278,505
Nexstar Media, Inc. 5.625%, 7/15/27§	351,000	314,040
Outfront Media Capital LLC 5.000%, 8/15/27§	362,000	320,370
Sinclair Television Group, Inc. 5.500%, 3/1/30§	161,000	85,330
Sirius XM Radio, Inc. 3.125%, 9/1/26§	304,000	272,618
3.875%, 9/1/31§	423,000	316,986
Stagwell Global LLC 5.625%, 8/15/29 (x)§	315,000	259,132
TEGNA, Inc. 4.750%, 3/15/26§	253,000	236,853
5.000%, 9/15/29 (x)	174,000	145,725
Univision Communications, Inc. 7.375%, 6/30/30§	250,000	220,000
Videotron Ltd. 3.625%, 6/15/29§	195,000	163,936
VZ Secured Financing BV 5.000%, 1/15/32§	270,000	203,961
Ziggo Bond Co. BV 6.000%, 1/15/27§	350,000	318,801

		3,632,595

Total Communication Services		6,281,190

Consumer Discretionary (15.7%)
Automobile Components (0.4%)
Clarios Global LP 6.750%, 5/15/28§	231,000	222,915

Automobiles (0.4%)
Ford Motor Co. 6.625%, 10/1/28	271,000	266,263

Broadline Retail (1.1%)
Getty Images, Inc. 9.750%, 3/1/27§	668,000	656,495

Distributors (1.0%)
Ritchie Bros Holdings, Inc. 7.750%, 3/15/31§	261,000	261,979
Windsor Holdings III LLC 8.500%, 6/15/30 (x)§	370,000	357,975

		619,954

Diversified Consumer Services (0.3%)
GEMS MENASA Cayman Ltd. 7.125%, 7/31/26§	200,000	191,500

Hotels, Restaurants & Leisure (8.8%)
1011778 BC ULC 5.750%, 4/15/25§	164,000	161,950
3.875%, 1/15/28§	96,000	85,440
Caesars Entertainment, Inc. 6.250%, 7/1/25§	372,000	365,025
4.625%, 10/15/29 (x)§	164,000	134,275
7.000%, 2/15/30§	112,000	107,380
Carnival Corp. 6.000%, 5/1/29 (x)§	405,000	342,225
7.000%, 8/15/29§	84,000	82,320
CDI Escrow Issuer, Inc. 5.750%, 4/1/30§	347,000	309,659
CEC Entertainment LLC 6.750%, 5/1/26§	211,000	198,340
Churchill Downs, Inc. 5.500%, 4/1/27§	175,000	164,062
Dave & Buster’s, Inc. 7.625%, 11/1/25§	319,000	315,810
Hilton Domestic Operating Co., Inc. 5.750%, 5/1/28§	267,000	255,276
3.625%, 2/15/32§	228,000	180,804
Life Time, Inc. 5.750%, 1/15/26§	370,000	357,513
MajorDrive Holdings IV LLC 6.375%, 6/1/29§	232,000	179,220
NCL Corp. Ltd. 8.375%, 2/1/28§	218,000	216,092
Ontario Gaming GTA LP 8.000%, 8/1/30§	203,000	197,418
Royal Caribbean Cruises Ltd. 5.375%, 7/15/27§	286,000	262,762
11.625%, 8/15/27§	156,000	169,240
7.250%, 1/15/30§	134,000	131,990

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

	Principal Amount	Value (Note 1)
Scientific Games Holdings LP 6.625%, 3/1/30§	$219,000	$188,340
Six Flags Entertainment Corp. 7.250%, 5/15/31§	190,000	173,612
Station Casinos LLC 4.500%, 2/15/28 (x)§	303,000	260,835
4.625%, 12/1/31 (x)§	214,000	168,576
Wyndham Hotels & Resorts, Inc. 4.375%, 8/15/28§	203,000	177,879
Yum! Brands, Inc. 5.375%, 4/1/32	226,000	201,875

		5,387,918

Household Durables (0.7%)
CD&R Smokey Buyer, Inc. 6.750%, 7/15/25§	266,000	252,700
Newell Brands, Inc. 6.625%, 9/15/29	185,000	169,737

		422,437

Specialty Retail (2.4%)
Asbury Automotive Group, Inc. 5.000%, 2/15/32§	186,000	150,885
LBM Acquisition LLC 6.250%, 1/15/29§	256,000	202,240
LCM Investments Holdings II LLC 4.875%, 5/1/29§	218,000	182,030
Sonic Automotive, Inc. 4.875%, 11/15/31 (x)§	245,000	195,234
Specialty Building Products Holdings LLC 6.375%, 9/30/26§	368,000	343,160
SRS Distribution, Inc. 6.000%, 12/1/29§	209,000	173,993
White Cap Buyer LLC 6.875%, 10/15/28§	271,000	235,716

		1,483,258

Textiles, Apparel & Luxury Goods (0.6%)
Crocs, Inc. 4.125%, 8/15/31§	228,000	173,280
Hanesbrands, Inc. 9.000%, 2/15/31§	224,000	208,320

		381,600

Total Consumer Discretionary		9,632,340

Consumer Staples (4.7%)
Beverages (0.3%)
Primo Water Holdings, Inc. 4.375%, 4/30/29 (x)§	222,000	186,875

Consumer Staples Distribution & Retail (1.3%)
Performance Food Group, Inc. 6.875%, 5/1/25§	193,000	191,794
United Natural Foods, Inc. 6.750%, 10/15/28 (x)§	274,000	214,405
US Foods, Inc. 4.625%, 6/1/30§	318,000	271,095
7.250%, 1/15/32§	145,000	142,100

		819,394

Food Products (1.5%)
Post Holdings, Inc. 5.750%, 3/1/27§	118,000	111,805
4.625%, 4/15/30§	124,000	103,540
4.500%, 9/15/31§	289,000	233,729
Sigma Holdco BV 7.875%, 5/15/26§	200,000	166,750
Simmons Foods, Inc. 4.625%, 3/1/29§	365,000	296,562

		912,386

Household Products (0.9%)
Energizer Holdings, Inc. 4.750%, 6/15/28 (x)§	272,000	232,560
Kronos Acquisition Holdings, Inc. 7.000%, 12/31/27§	261,000	221,850
Spectrum Brands, Inc. 5.500%, 7/15/30§	21,000	18,900
3.875%, 3/15/31 (x)§	88,000	70,510

		543,820

Personal Care Products (0.7%)
Herbalife Nutrition Ltd. 7.875%, 9/1/25§	198,000	185,772
Prestige Brands, Inc. 3.750%, 4/1/31§	308,000	243,705

		429,477

Total Consumer Staples		2,891,952

Energy (8.4%)
Energy Equipment & Services (0.4%)
Transocean, Inc. 8.750%, 2/15/30§	220,400	219,023

Oil, Gas & Consumable Fuels (8.0%)
Aethon United BR LP 8.250%, 2/15/26§	238,000	235,620
Antero Resources Corp. 7.625%, 2/1/29§	120,000	121,386
Ascent Resources Utica Holdings LLC 7.000%, 11/1/26§	234,000	225,225
Blue Racer Midstream LLC 7.625%, 12/15/25§	118,000	117,791
6.625%, 7/15/26§	230,000	224,250
Callon Petroleum Co. 7.500%, 6/15/30§	128,000	123,840
Crescent Energy Finance LLC 7.250%, 5/1/26§	291,000	280,451
Crestwood Midstream Partners LP 5.625%, 5/1/27§	170,000	162,633
6.000%, 2/1/29§	369,000	355,624
CrownRock LP 5.625%, 10/15/25 (x)§	293,000	288,239
Delek Logistics Partners LP 6.750%, 5/15/25	319,000	312,620
Encino Acquisition Partners Holdings LLC 8.500%, 5/1/28§	205,000	199,067
Genesis Energy LP 8.000%, 1/15/27	297,000	285,120
7.750%, 2/1/28	382,000	359,080
Holly Energy Partners LP 5.000%, 2/1/28§	181,000	167,052

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

	Principal Amount	Value (Note 1)
Kinetik Holdings LP 5.875%, 6/15/30§	$313,000	$286,724
NuStar Logistics LP 5.750%, 10/1/25	186,000	179,840
6.000%, 6/1/26	175,000	168,770
Permian Resources Operating LLC 5.875%, 7/1/29§	151,000	140,430
Summit Midstream Holdings LLC 9.000%, 10/15/26 (e)§	360,000	345,600
Sunoco LP 4.500%, 4/30/30	428,000	364,904

		4,944,266

Total Energy		5,163,289

Financials (6.5%)
Capital Markets (0.3%)
Aretec Escrow Issuer 2, Inc. 10.000%, 8/15/30§	110,000	111,409
Aretec Escrow Issuer, Inc. 7.500%, 4/1/29§	111,000	94,073

		205,482

Consumer Finance (2.2%)
Bread Financial Holdings, Inc. 4.750%, 12/15/24§	160,000	155,200
7.000%, 1/15/26§	167,000	152,596
Ford Motor Credit Co. LLC 2.300%, 2/10/25	200,000	188,214
6.950%, 6/10/26	200,000	200,544
4.950%, 5/28/27	200,000	187,578
7.350%, 3/6/30	200,000	201,000
GGAM Finance Ltd. 8.000%, 6/15/28 (x)§	260,000	255,760

		1,340,892

Financial Services (2.8%)
Armor Holdco, Inc. 8.500%, 11/15/29§	145,000	126,163
Freedom Mortgage Corp. 6.625%, 1/15/27§	242,000	209,245
12.000%, 10/1/28 (x)§	186,000	186,000
PHH Mortgage Corp. 7.875%, 3/15/26§	156,000	134,550
Rocket Mortgage LLC 2.875%, 10/15/26§	129,000	111,908
Shift4 Payments LLC 4.625%, 11/1/26§	335,000	309,456
Verscend Escrow Corp. 9.750%, 8/15/26 (x)§	631,000	626,268

		1,703,590

Insurance (1.2%)
Alliant Holdings Intermediate LLC 6.750%, 10/15/27§	196,000	178,360
BroadStreet Partners, Inc. 5.875%, 4/15/29§	236,000	205,197
HUB International Ltd. 7.000%, 5/1/26§	352,000	342,091

		725,648

Total Financials		3,975,612

Health Care (8.1%)
Biotechnology (0.3%)
Grifols SA 4.750%, 10/15/28 (x)§	200,000	167,500

Health Care Equipment & Supplies (1.5%)
Garden Spinco Corp. 8.625%, 7/20/30§	275,000	283,737
Medline Borrower LP 3.875%, 4/1/29§	296,000	249,380
5.250%, 10/1/29§	300,000	254,625
Varex Imaging Corp. 7.875%, 10/15/27§	152,000	149,530

		937,272

Health Care Providers & Services (3.0%)
AdaptHealth LLC 6.125%, 8/1/28§	247,000	203,775
5.125%, 3/1/30§	229,000	173,467
HealthEquity, Inc. 4.500%, 10/1/29§	352,000	300,858
Heartland Dental LLC 10.500%, 4/30/28§	265,000	254,037
Star Parent, Inc. 9.000%, 10/1/30 (x)§	153,000	151,088
Tenet Healthcare Corp. 4.875%, 1/1/26	348,000	333,944
6.125%, 6/15/30	184,000	170,200
US Acute Care Solutions LLC 6.375%, 3/1/26§	299,000	253,402

		1,840,771

Health Care Technology (1.0%)
IQVIA, Inc. 5.000%, 10/15/26§	200,000	190,000
5.000%, 5/15/27§	260,000	243,230
5.700%, 5/15/28§	200,000	191,267

		624,497

Life Sciences Tools & Services (0.2%)
Fortrea Holdings, Inc. 7.500%, 7/1/30 (x)§	134,000	128,975

Pharmaceuticals (2.1%)
Bausch Health Cos., Inc. 5.500%, 11/1/25§	288,000	248,400
11.000%, 9/30/28§	188,000	114,680
Catalent Pharma Solutions, Inc. 5.000%, 7/15/27§	262,000	233,180
3.500%, 4/1/30 (x)§	245,000	191,598
Cheplapharm Arzneimittel GmbH 5.500%, 1/15/28§	400,000	354,000
Organon & Co. 5.125%, 4/30/31§	200,000	155,700

		1,297,558

Total Health Care		4,996,573

Industrials (14.7%)
Aerospace & Defense (0.3%)
Rolls-Royce plc 5.750%, 10/15/27§	200,000	189,050

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

	Principal Amount	Value (Note 1)
Air Freight & Logistics (0.3%)
Forward Air Corp. 9.500%, 10/15/31§	$163,000	$158,925

Building Products (1.9%)
Advanced Drainage Systems, Inc. 6.375%, 6/15/30§	120,000	112,800
AmeriTex HoldCo Intermediate LLC 10.250%, 10/15/28 (x)§	213,000	201,285
Camelot Return Merger Sub, Inc. 8.750%, 8/1/28 (x)§	116,000	108,170
CP Atlas Buyer, Inc. 7.000%, 12/1/28§	152,000	115,407
Emerald Debt Merger Sub LLC 6.625%, 12/15/30§	333,000	315,934
New Enterprise Stone & Lime Co., Inc. 5.250%, 7/15/28§	188,000	166,615
Standard Industries, Inc. 4.375%, 7/15/30§	209,000	170,398

		1,190,609

Commercial Services & Supplies (6.4%)
ACCO Brands Corp. 4.250%, 3/15/29 (x)§	244,000	201,605
ADT Security Corp. (The) 4.875%, 7/15/32§	218,000	182,030
Allied Universal Holdco LLC 6.625%, 7/15/26§	404,000	377,134
9.750%, 7/15/27§	434,000	376,790
6.000%, 6/1/29§	248,000	179,924
Aramark Services, Inc. 5.000%, 4/1/25§	259,000	252,525
Garda World Security Corp. 9.500%, 11/1/27 (x)§	530,000	480,104
6.000%, 6/1/29 (x)§	299,000	227,300
GFL Environmental, Inc. 5.125%, 12/15/26§	220,000	207,702
Madison IAQ LLC 5.875%, 6/30/29 (x)§	182,000	141,050
Matthews International Corp. 5.250%, 12/1/25§	645,000	615,169
Neptune Bidco US, Inc. 9.290%, 4/15/29§	280,000	246,176
OPENLANE, Inc. 5.125%, 6/1/25§	61,000	58,865
Williams Scotsman, Inc. 6.125%, 6/15/25§	116,000	113,680
7.375%, 10/1/31§	267,000	261,660

		3,921,714

Construction & Engineering (1.0%)
Brand Industrial Services, Inc. 10.375%, 8/1/30§	50,000	49,562
Dycom Industries, Inc. 4.500%, 4/15/29 (x)§	218,000	187,650
Pike Corp. 5.500%, 9/1/28§	295,000	250,750
Weekley Homes LLC 4.875%, 9/15/28§	172,000	147,275

		635,237

Ground Transportation (2.3%)
EquipmentShare.com, Inc. 9.000%, 5/15/28 (x)§	200,000	187,750
NESCO Holdings II, Inc. 5.500%, 4/15/29§	417,000	357,578
Watco Cos. LLC 6.500%, 6/15/27§	503,000	470,305
XPO Escrow Sub LLC 7.500%, 11/15/27§	198,000	197,528
XPO, Inc. 7.125%, 6/1/31§	230,000	223,675

		1,436,836

Machinery (0.8%)
ATS Corp. 4.125%, 12/15/28§	217,000	185,264
Chart Industries, Inc. 7.500%, 1/1/30§	291,000	285,907

		471,171

Professional Services (0.9%)
Dun & Bradstreet Corp. (The) 5.000%, 12/15/29 (x)§	244,000	209,230
Science Applications International Corp. 4.875%, 4/1/28§	178,000	157,975
VT Topco, Inc. 8.500%, 8/15/30§	172,000	166,840

		534,045

Trading Companies & Distributors (0.8%)
Beacon Roofing Supply, Inc. 6.500%, 8/1/30§	162,000	153,552
WESCO Distribution, Inc. 7.250%, 6/15/28 (x)§	326,000	323,245

		476,797

Total Industrials		9,014,384

Information Technology (13.6%)
Communications Equipment (1.2%)
CommScope Technologies LLC 6.000%, 6/15/25§	150,000	94,875
CommScope, Inc. 6.000%, 3/1/26 (x)§	330,000	277,200
8.250%, 3/1/27 (x)§	242,000	100,733
4.750%, 9/1/29§	361,000	241,870

		714,678

Electronic Equipment, Instruments & Components (0.3%)
Likewize Corp. 9.750%, 10/15/25§	194,000	191,575

IT Services (1.9%)
Ahead DB Holdings LLC 6.625%, 5/1/28§	202,000	165,226
ION Trading Technologies Sarl 5.750%, 5/15/28 (x)§	400,000	332,000
Northwest Fiber LLC 6.000%, 2/15/28§	258,000	210,270
Presidio Holdings, Inc. 8.250%, 2/1/28§	190,000	179,787

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

	Principal Amount	Value (Note 1)
Unisys Corp. 6.875%, 11/1/27§	$348,000	$255,432

		1,142,715

Software (9.8%)
ACI Worldwide, Inc. 5.750%, 8/15/26§	437,000	416,592
Alteryx, Inc. 8.750%, 3/15/28§	252,000	247,590
AthenaHealth Group, Inc. 6.500%, 2/15/30 (x)§	372,000	303,180
Boxer Parent Co., Inc. 7.125%, 10/2/25 (x)§	305,000	300,044
Camelot Finance SA 4.500%, 11/1/26§	296,000	273,301
Capstone Borrower, Inc. 8.000%, 6/15/30 (x)§	131,000	127,070
Central Parent LLC 8.000%, 6/15/29§	143,000	141,213
Central Parent, Inc. 7.250%, 6/15/29§	164,000	157,440
Clarivate Science Holdings Corp. 4.875%, 7/1/29§	442,000	371,832
Cloud Software Group, Inc. 6.500%, 3/31/29§	163,000	142,584
9.000%, 9/30/29§	352,000	300,080
Gen Digital, Inc. 5.000%, 4/15/25§	328,000	316,599
7.125%, 9/30/30 (x)§	251,000	243,407
Helios Software Holdings, Inc. 4.625%, 5/1/28§	200,000	168,000
McAfee Corp. 7.375%, 2/15/30§	312,000	249,600
NCR Voyix Corp. 5.000%, 10/1/28§	245,000	211,675
5.125%, 4/15/29 (x)§	344,000	294,808
Open Text Corp. 6.900%, 12/1/27§	160,000	158,800
Open Text Holdings, Inc. 4.125%, 12/1/31§	402,000	314,063
Rocket Software, Inc. 6.500%, 2/15/29§	326,000	264,914
SS&C Technologies, Inc. 5.500%, 9/30/27§	536,000	502,060
ZoomInfo Technologies LLC 3.875%, 2/1/29§	638,000	526,350

		6,031,202

Technology Hardware, Storage & Peripherals (0.4%)
NCR Atleos Escrow Corp. 9.500%, 4/1/29§	247,000	242,117

Total Information Technology		8,322,287

Materials (11.4%)
Chemicals (5.2%)
Avient Corp. 7.125%, 8/1/30§	248,000	238,080
Axalta Coating Systems LLC 4.750%, 6/15/27§	178,000	163,093
HB Fuller Co. 4.250%, 10/15/28	218,000	188,302
Illuminate Buyer LLC 9.000%, 7/1/28§	590,000	547,962
INEOS Quattro Finance 2 plc 3.375%, 1/15/26§	200,000	191,000
LSF11 A5 HoldCo LLC 6.625%, 10/15/29§	233,000	188,853
Minerals Technologies, Inc. 5.000%, 7/1/28§	320,000	280,000
NOVA Chemicals Corp. 4.875%, 6/1/24§	144,000	140,940
Nufarm Australia Ltd. 5.000%, 1/27/30§	360,000	313,200
Olin Corp. 5.625%, 8/1/29 (x)	214,000	194,205
Olympus Water US Holding Corp. 4.250%, 10/1/28§	343,000	273,114
6.250%, 10/1/29§	200,000	149,500
WR Grace Holdings LLC 5.625%, 8/15/29§	416,000	322,358

		3,190,607

Containers & Packaging (5.9%)
ARD Finance SA 6.500%, 6/30/27 PIK§	400,000	232,000
Ardagh Metal Packaging Finance USA LLC 4.000%, 9/1/29 (x)§	400,000	301,092
Ardagh Packaging Finance plc 4.125%, 8/15/26§	200,000	176,520
Clydesdale Acquisition Holdings, Inc. 8.750%, 4/15/30§	319,000	253,446
Crown Americas LLC 5.250%, 4/1/30 (x)	163,000	146,768
Intelligent Packaging Ltd. Finco, Inc. 6.000%, 9/15/28§	248,000	205,840
LABL, Inc. 6.750%, 7/15/26§	219,000	200,659
10.500%, 7/15/27§	438,000	377,775
5.875%, 11/1/28 (x)§	158,000	133,905
Mauser Packaging Solutions Holding Co. 7.875%, 8/15/26§	210,000	197,883
9.250%, 4/15/27 (x)§	670,000	557,775
Owens-Brockway Glass Container, Inc. 6.625%, 5/13/27 (x)§	210,000	198,975
7.250%, 5/15/31 (x)§	206,000	188,233
Sealed Air Corp. 6.125%, 2/1/28 (x)§	103,000	98,107
Trivium Packaging Finance BV 5.500%, 8/15/26 (e)§	400,000	361,840

		3,630,818

Metals & Mining (0.3%)
Kaiser Aluminum Corp. 4.500%, 6/1/31§	212,000	156,880

Total Materials		6,978,305

Real Estate (3.2%)
Diversified REITs (0.3%)
VICI Properties LP (REIT) 4.625%, 6/15/25§	192,000	183,554

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

	Principal Amount	Value (Note 1)
Hotel & Resort REITs (1.2%)
Park Intermediate Holdings LLC (REIT) 5.875%, 10/1/28§	$204,000	$182,490
4.875%, 5/15/29§	304,000	253,840
XHR LP (REIT) 6.375%, 8/15/25 (x)§	214,000	208,650
4.875%, 6/1/29§	125,000	105,938

		750,918

Real Estate Management & Development (1.3%)
Cushman & Wakefield US Borrower LLC 6.750%, 5/15/28§	280,000	254,450
Greystar Real Estate Partners LLC 7.750%, 9/1/30§	291,000	285,908
Howard Hughes Corp. (The) 4.375%, 2/1/31§	291,000	221,887

		762,245

Specialized REITs (0.4%)
Iron Mountain, Inc. (REIT) 5.000%, 7/15/28§	300,000	268,500

Total Real Estate		1,965,217

Utilities (0.6%)
Water Utilities (0.6%)
Solaris Midstream Holdings LLC 7.625%, 4/1/26§	384,000	365,023

Total Utilities		365,023

Total Corporate Bonds		59,586,172

Total Long-Term Debt Securities (97.1%) (Cost $65,557,672)		59,586,172

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Companies (11.8%)
BlackRock Liquidity FedFund, Institutional Shares 5.24% (7 day yield) (xx)	1,000,000	1,000,000
Dreyfus Treasury Obligations Cash Management Fund 5.24% (7 day yield) (xx)	700,000	700,000
Invesco Government & Agency Portfolio, Institutional Shares 5.27% (7 day yield) (xx)	4,550,753	4,550,753
Morgan Stanley Institutional Liquidity Fund – Government Portfolio 5.25% (7 day yield) (xx)	1,000,000	1,000,000

Total Investment Companies		7,250,753

Total Short-Term Investments (11.8%) (Cost $7,250,753)		7,250,753

Total Investments in Securities (108.9%) (Cost $72,808,425)		66,836,925
Other Assets Less Liabilities (-8.9%)		(5,448,691)

Net Assets (100%)		$61,388,234

§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At October 31, 2023, the market value of these securities amounted to $54,996,701 or 89.6% of net assets.

(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of October 31, 2023. Maturity date disclosed is the ultimate maturity date.
(x)	All or a portion of security is on loan at October 31, 2023.
(xx)

At October 31, 2023, the Fund had loaned securities with a total value of $7,110,406. This was collateralized by $56,396 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.625%, maturing 11/16/23 - 11/15/52 and by cash of $7,250,753 which was subsequently invested in investment companies as detailed in the Notes to the Financial Statements.

Glossary:

PIK	— Payment-in Kind Security
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2023:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Corporate Bonds
Communication Services	$—	$6,281,190	$—	$6,281,190
Consumer Discretionary	—	9,632,340	—	9,632,340
Consumer Staples	—	2,891,952	—	2,891,952
Energy	—	5,163,289	—	5,163,289
Financials	—	3,975,612	—	3,975,612
Health Care	—	4,996,573	—	4,996,573
Industrials	—	9,014,384	—	9,014,384
Information Technology	—	8,322,287	—	8,322,287
Materials	—	6,978,305	—	6,978,305
Real Estate	—	1,965,217	—	1,965,217
Utilities	—	365,023	—	365,023
Short-Term Investments
Investment Companies	7,250,753	—	—	7,250,753

Total Assets	$7,250,753	$59,586,172	$—	$66,836,925

Total Liabilities	$—	$—	$—	$—

Total	$7,250,753	$59,586,172	$—	$66,836,925

The Fund held no derivatives contracts during the year ended October 31, 2023.

Investment security transactions for the year ended October 31, 2023 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$26,890,884
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$20,031,365

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$300,640
Aggregate gross unrealized depreciation	(7,064,130)

Net unrealized depreciation	$(6,763,490)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$73,600,415

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2023

ASSETS
Investments in Securities, at value (x) (Cost $72,808,425)	$66,836,925
Cash	547,753
Dividends, interest and other receivables	1,118,920
Receivable for securities sold	405,780
Receivable for Fund shares sold	29,574
Prepaid registration and filing fees	22,639
Securities lending income receivable	3,517
Other assets	340

Total assets	68,965,448

LIABILITIES
Payable for return of collateral on securities loaned	7,250,753
Payable for securities purchased	110,000
Payable for Fund shares repurchased	80,223
Dividends and distributions payable	33,259
Transfer agent fees payable	11,134
Administrative fees payable	4,327
Distribution fees payable – Class A	391
Distribution fees payable – Class R	162
Trustees’ fees payable	72
Distribution fees payable – Class T**	24
Accrued expenses	86,869

Total liabilities	7,577,214

Commitments and contingent liabilities^

NET ASSETS	$61,388,234

Net assets were comprised of:
Paid in capital	$74,657,194
Total distributable earnings (loss)	(13,268,960)

Net assets	$61,388,234

Class A
Net asset value and redemption price per share, $1,819,438 / 232,939 shares outstanding (unlimited amount authorized: $0.001 par value)	$7.81
Maximum sales charge (4.50% of offering price)	0.37

Maximum offering price per share	$8.18

Class I
Net asset value, offering and redemption price per share, $59,090,728 / 7,559,398 shares outstanding (unlimited amount authorized: $0.001 par value)	$7.82

Class R
Net asset value, offering and redemption price per share, $367,154 / 47,030 shares outstanding (unlimited amount authorized: $0.001 par value)	$7.81

Class T**
Net asset value and redemption price per share, $110,914 / 14,192 shares outstanding (unlimited amount authorized: $0.001 par value)	$7.82
Maximum sales charge (2.50% of offering price)	0.20

Maximum offering price per share	$8.02

(x)	Includes value of securities on loan of $7,110,406.
^	See Note 2 in Notes to the Financial Statements.
**	Class T shares currently are not offered for sale.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2023

INVESTMENT INCOME
Interest	$3,972,197
Dividends	40,453
Securities lending (net)	35,962

Total income	4,048,612

EXPENSES
Investment advisory fees	355,167
Professional fees	120,638
Administrative fees	88,791
Transfer agent fees	80,100
Registration and filing fees	39,009
Printing and mailing expenses	31,492
Custodian fees	10,900
Distribution fees – Class A	4,876
Distribution fees – Class R	1,762
Trustees’ fees	1,691
Distribution fees – Class T**	286
Miscellaneous	16,080

Gross expenses	750,792
Waiver from investment adviser	(299,929)
Waiver from distributor	(286)

Net expenses	450,577

NET INVESTMENT INCOME (LOSS)	3,598,035

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Net realized gain (loss) on investments in securities	(2,469,007)

Net change in unrealized appreciation (depreciation) on investments in securities	1,457,603

NET REALIZED AND UNREALIZED GAIN (LOSS)	(1,011,404)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,586,631

**	Class T shares currently are not offered for sale.

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2023	2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,598,035	$3,167,270
Net realized gain (loss)	(2,469,007)	(1,392,297)
Net change in unrealized appreciation (depreciation)	1,457,603	(8,653,409)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,586,631	(6,878,436)

Distributions to shareholders:
Class A	(115,750)	(93,582)
Class I	(3,515,387)	(3,116,946)
Class R	(20,122)	(24,103)
Class T**	(7,073)	(6,029)

Total distributions to shareholders	(3,658,332)	(3,240,660)

Tax return of capital:
Class A	(1,006)	(3,520)
Class I	(30,566)	(117,255)
Class R	(175)	(907)
Class T**	(62)	(227)

Total tax return of capital	(31,809)	(121,909)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 37,137 and 31,851 shares, respectively ]	302,809	278,951
Capital shares issued in reinvestment of dividends [ 12,500 and 10,296 shares, respectively ]	100,543	87,004
Capital shares repurchased [ (48,706) and (42,273) shares , respectively]	(391,667)	(367,373)

Total Class A transactions	11,685	(1,418)

Class I
Capital shares sold [ 3,843,263 and 3,722,474 shares, respectively ]	30,919,225	32,049,122
Capital shares issued in reinvestment of dividends [ 397,864 and 269,055 shares, respectively ]	3,202,134	2,268,148
Capital shares repurchased [ (3,447,821) and (4,415,555) shares , respectively]	(27,793,519)	(37,127,471)

Total Class I transactions	6,327,840	(2,810,201)

Class R
Capital shares sold [ 16,648 and 11,772 shares, respectively ]	133,797	103,048
Capital shares issued in reinvestment of dividends [ 1,284 and 1,916 shares, respectively ]	10,316	16,423
Capital shares repurchased [ (18,057) and (43,232) shares , respectively]	(144,395)	(371,473)

Total Class R transactions	(282)	(252,002)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	6,339,243	(3,063,621)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,235,733	(13,304,626)
NET ASSETS:
Beginning of year	56,152,501	69,457,127

End of year	$61,388,234	$56,152,501

** Class T shares currently are not offered for sale.

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of year	$7.95	$9.24	$9.01	$9.06	$8.93

Income (loss) from investment operations:
Net investment income (loss) (e)	0.47	0.40	0.39	0.44	0.47
Net realized and unrealized gain (loss)	(0.13)	(1.27)	0.26	(0.03)	0.14

Total from investment operations	0.34	(0.87)	0.65	0.41	0.61

Less distributions:
Dividends from net investment income	(0.48)	(0.40)	(0.42)	(0.46)	(0.47)
Return of capital	— #	(0.02)	— #	—	(0.01)

Total dividends and distributions	(0.48)	(0.42)	(0.42)	(0.46)	(0.48)

Net asset value, end of year	$7.81	$7.95	$9.24	$9.01	$9.06

Total return	4.30%	(9.60)%	7.27%	4.72%	6.97%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$1,819	$1,844	$2,145	$2,115	$1,623
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.00%	1.00%	1.00%	1.00%	1.00%
Before waivers and reimbursements (f)	1.50%	1.43%	1.44%	1.68%	1.79%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	5.83%	4.61%	4.24%	4.97%	5.27%
Before waivers and reimbursements (f)	5.33%	4.18%	3.80%	4.29%	4.48%
Portfolio turnover rate^	35%	43%	39%	59%	54%

	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value, beginning of year	$7.95	$9.25	$9.01	$9.06	$8.94

Income (loss) from investment operations:
Net investment income (loss) (e)	0.49	0.42	0.42	0.47	0.50
Net realized and unrealized gain (loss)	(0.12)	(1.28)	0.26	(0.04)	0.12

Total from investment operations	0.37	(0.86)	0.68	0.43	0.62

Less distributions:
Dividends from net investment income	(0.50)	(0.42)	(0.44)	(0.48)	(0.49)
Return of capital	— #	(0.02)	— #	—	(0.01)

Total dividends and distributions	(0.50)	(0.44)	(0.44)	(0.48)	(0.50)

Net asset value, end of year	$7.82	$7.95	$9.25	$9.01	$9.06

Total return	4.69%	(9.47)%	7.65%	4.98%	7.12%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$59,091	$53,821	$66,473	$42,159	$35,453
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.75%	0.75%	0.75%	0.75%	0.75%
Before waivers and reimbursements (f)	1.26%	1.18%	1.18%	1.43%	1.53%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	6.09%	4.84%	4.47%	5.22%	5.50%
Before waivers and reimbursements (f)	5.58%	4.42%	4.04%	4.54%	4.71%
Portfolio turnover rate^	35%	43%	39%	59%	54%

See Notes to Financial Statements.

1290 FUNDS

1290 HIGH YIELD BOND FUND

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended October 31,
Class R	2023	2022	2021	2020	2019
Net asset value, beginning of year	$7.95	$9.23	$9.00	$9.05	$8.93

Income (loss) from investment operations:
Net investment income (loss) (e)	0.45	0.37	0.37	0.42	0.45
Net realized and unrealized gain (loss)	(0.13)	(1.25)	0.25	(0.03)	0.13

Total from investment operations	0.32	(0.88)	0.62	0.39	0.58

Less distributions:
Dividends from net investment income	(0.46)	(0.38)	(0.39)	(0.44)	(0.45)
Return of capital	— #	(0.02)	— #	—	(0.01)

Total dividends and distributions	(0.46)	(0.40)	(0.39)	(0.44)	(0.46)

Net asset value, end of year	$7.81	$7.95	$9.23	$9.00	$9.05

Total return	4.04%	(9.72)%	7.01%	4.46%	6.59%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$367	$375	$708	$638	$307
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.25%	1.25%	1.25%	1.25%	1.25%
Before waivers and reimbursements (f)	1.76%	1.67%	1.69%	1.92%	2.03%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	5.59%	4.29%	3.98%	4.69%	5.00%
Before waivers and reimbursements (f)	5.08%	3.87%	3.54%	4.01%	4.22%
Portfolio turnover rate^	35%	43%	39%	59%	54%

	Year Ended October 31,
Class T**	2023	2022	2021	2020	2019
Net asset value, beginning of year	$7.95	$9.24	$9.01	$9.06	$8.93

Income (loss) from investment operations:
Net investment income (loss) (e)	0.49	0.42	0.42	0.47	0.50
Net realized and unrealized gain (loss)	(0.12)	(1.27)	0.25	(0.04)	0.13

Total from investment operations	0.37	(0.85)	0.67	0.43	0.63

Less distributions:
Dividends from net investment income	(0.50)	(0.42)	(0.44)	(0.48)	(0.49)
Return of capital	— #	(0.02)	— #	—	(0.01)

Total dividends and distributions	(0.50)	(0.44)	(0.44)	(0.48)	(0.50)

Net asset value, end of year	$7.82	$7.95	$9.24	$9.01	$9.06

Total return	4.69%	(9.37)%	7.53%	4.98%	7.24%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$111	$113	$131	$128	$129
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.75%	0.75%	0.75%	0.75%	0.75%
Before waivers and reimbursements (f)	1.51%	1.43%	1.44%	1.68%	1.78%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	6.08%	4.86%	4.49%	5.23%	5.50%
Before waivers and reimbursements (f)	5.33%	4.18%	3.80%	4.30%	4.47%
Portfolio turnover rate^	35%	43%	39%	59%	54%
**	Class T shares currently are not offered for sale. Class T shares were formerly known as Class C shares.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management, LLC

INVESTMENT SUB-ADVISER

➢	Loomis, Sayles & Company, L.P. (Loomis Sayles)

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/23

		1 Year	5 Years	Since Incept.
Fund – Class A Shares*	without Sales Charge	5.53%	5.66%	5.77%
	with Sales Charge (a)	0.76	4.47	4.99
Fund – Class I Shares*		5.77	5.89	6.02
Fund – Class R Shares*		5.18	5.39	5.50
20% MSCI World High Dividend Yield Index/ 20% Cboe S&P 500 BuyWrite IndexSM/ 30% Bloomberg U.S. Corporate High Yield Index/ 30% Bloomberg U.S. Aggregate Bond Index		4.40	2.87	4.01
Bloomberg U.S. Aggregate Bond Index		0.36	(0.06)	0.22

* Date of inception 3/7/16. (a) A 4.50% front-end sales charge was deducted. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I shares of the 1290 Loomis Sayles Multi-Asset Income Fund and the 20% MSCI World High Dividend Yield Index/20% Cboe S&P 500 BuyWrite IndexSM/30% Bloomberg U.S. Corporate High Yield Index/30% Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Aggregate Bond Index from 3/7/16 to 10/31/23. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the 20% MSCI World High Dividend Yield Index/20% Cboe S&P 500 BuyWrite IndexSM/30% Bloomberg U.S. Corporate High Yield Index/30% Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Aggregate Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2023, the gross expense ratios for Class A, I and R shares were 1.64%, 1.36% and 1.89%, respectively. The net expense ratios for Class A, I and R shares were 1.05%, 0.80% and 1.30%, respectively. The net expense ratios reflect the Adviser’s decision to contractually limit expenses through April 30, 2024. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND (Unaudited)

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 5.77% for the year ended October 31, 2023. The Fund’s benchmarks, the 20% MSCI World High Dividend Yield Index/20% Cboe S&P 500 BuyWrite IndexSM/30% Bloomberg U.S. Corporate High Yield Index/30% Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Aggregate Bond Index returned 4.40% and 0.36%, respectively, over the same year.

Overview — Loomis, Sayles & Company, L.P. (Loomis Sayles)

What helped performance during the period?

•

The Fund was positioned defensively throughout the period. As market risk increased, we monitored interest-rate and equity volatility, and asset allocation helped performance by being biased toward quality and dividend-paying equities.

•	As the U.S. Federal Reserve is committed to breaking inflation and keeping rates higher for longer, our shorter duration stance in comparison to the benchmark provided meaningful value.

What hurt performance during the period?

•	An underweight allocation to high-yield corporates detracted on an excess basis. Cash equivalents that were held as dry powder also detracted marginally.

Fund Characteristics As of October 31, 2023
Weighted Average Life (Years)	8.16
Weighted Average Coupon (%)	3.78
Weighted Average Effective Duration (Years)*	5.97
Weighted Average Rating**	AA3

* Effective duration is a measure of the price sensitivity of the Fund to interest rate movements, taking into account specific features of the securities in which it invests.

** Weighted Average Rating has been provided by the Investment Sub-Adviser. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice.

Sector Weightings as of October 31, 2023	% of Net Assets
Financials	20.4%
Industrials	11.3
Energy	9.9
U.S. Treasury Obligations	9.6
Information Technology	9.5
Consumer Discretionary	9.3
Communication Services	6.5
Health Care	6.2
Consumer Staples	4.6
Materials	2.6
Utilities	2.1
Asset-Backed Securities	1.8
Foreign Government Securities	1.3
Investment Companies	1.3
Real Estate	1.1
Cash and Other	2.5

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class R shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2023 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid During Period* 5/1/23 - 10/31/23
Class A
Actual	$1,000.00	$981.60	$5.24
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.91	5.35
Class I
Actual	1,000.00	981.80	4.00
Hypothetical (5% average annual return before expenses)	1,000.00	1,021.17	4.08
Class R
Actual	1,000.00	980.30	6.49
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.65	6.62

* Expenses are equal to the Fund’s A, I and R shares annualized expense ratio of 1.05%, 0.80% and 1.30%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS

October 31, 2023

	Principal Amount	Value (Note 1)

LONG-TERM DEBT SECURITIES:
Asset-Backed Securities (1.8%)
Anchorage Capital CLO 17 Ltd.,
Series 2021-17A A1 6.825%, 7/15/34 (l)§	$250,000	$246,531
Magnetite XXVII Ltd.,
Series 2020-27A AR 6.817%, 10/20/34 (l)§	335,000	332,343
Sound Point CLO XXVII Ltd.,
Series 2020-2A AR 6.820%, 10/25/34 (l)§	340,000	333,631
United Airlines Pass-Through Trust,
Series 2020-1 A 5.875%, 10/15/27	22,644	22,165

Total Asset-Backed Securities		934,670

Convertible Bonds (0.8%)
Communication Services (0.1%)
Interactive Media & Services (0.1%)
Liberty TripAdvisor Holdings, Inc. 0.500%, 6/30/51§	70,000	54,950

Total Communication Services		54,950

Consumer Staples (0.2%)
Personal Care Products (0.2%)
Beauty Health Co. (The) 1.250%, 10/1/26§	160,000	119,780

Total Consumer Staples		119,780

Financials (0.1%)
Financial Services (0.1%)
Block, Inc. 0.125%, 3/1/25	55,000	50,655

Total Financials		50,655

Industrials (0.4%)
Electrical Equipment (0.4%)
Stem, Inc. 0.500%, 12/1/28§	390,000	203,952

Total Industrials		203,952

Total Convertible Bonds		429,337

Corporate Bonds (45.2%)
Communication Services (3.4%)
Diversified Telecommunication Services (0.6%)
AT&T, Inc. 5.400%, 2/15/34	250,000	229,119
CCO Holdings LLC 5.125%, 5/1/27§	11,000	10,088
6.375%, 9/1/29§	11,000	10,027
4.500%, 6/1/33§	13,000	9,701
Consolidated Communications, Inc. 6.500%, 10/1/28§	67,000	52,930
Frontier Communications Holdings LLC 6.750%, 5/1/29§	38,000	29,925
5.875%, 11/1/29	14,057	10,560

		352,350

Entertainment (0.1%)
Lions Gate Capital Holdings LLC 5.500%, 4/15/29§	51,000	33,405
Live Nation Entertainment, Inc. 3.750%, 1/15/28§	11,000	9,625

		43,030

Interactive Media & Services (0.3%)
TripAdvisor, Inc. 7.000%, 7/15/25§	150,000	148,688

Media (1.1%)
Advantage Sales & Marketing, Inc. 6.500%, 11/15/28§	63,000	51,109
AMC Networks, Inc. 4.250%, 2/15/29	65,000	39,975
CMG Media Corp. 8.875%, 12/15/27§	46,000	35,650
Cumulus Media New Holdings, Inc. 6.750%, 7/1/26§	58,000	41,470
DISH DBS Corp. 5.875%, 11/15/24	180,000	165,600
Gannett Holdings LLC 6.000%, 11/1/26§	64,000	53,120
News Corp. 5.125%, 2/15/32§	132,000	113,559
Sinclair Television Group, Inc. 5.500%, 3/1/30§	41,000	21,730
Urban One, Inc. 7.375%, 2/1/28§	67,000	55,379

		577,592

Wireless Telecommunication Services (1.3%)
Kenbourne Invest SA 6.875%, 11/26/24§	200,000	150,000
Millicom International Cellular SA 4.500%, 4/27/31 (m)	245,000	182,598
T-Mobile USA, Inc. 4.800%, 7/15/28	260,000	247,626
United States Cellular Corp. 6.700%, 12/15/33	103,000	97,464

		677,688

Total Communication Services		1,799,348

Consumer Discretionary (5.8%)
Automobile Components (1.3%)
Allison Transmission, Inc. 3.750%, 1/30/31§	145,000	114,369
Clarios Global LP 8.500%, 5/15/27§	55,000	54,197
Goodyear Tire & Rubber Co. (The) 9.500%, 5/31/25 (x)	131,000	132,146
Magna International, Inc. 5.980%, 3/21/26	265,000	264,927
Patrick Industries, Inc. 4.750%, 5/1/29§	67,000	54,605
Tenneco, Inc. 8.000%, 11/17/28§	66,000	52,965

		673,209

Automobiles (0.4%)
Hyundai Capital America 6.250%, 11/3/25§	110,000	109,987

See Notes to Financial Statements.

1290 FUNDS

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

	Principal Amount	Value (Note 1)

PM General Purchaser LLC 9.500%, 10/1/28§	$55,000	$51,425
Thor Industries, Inc. 4.000%, 10/15/29§	67,000	54,294

		215,706

Broadline Retail (0.1%)
Millennium Escrow Corp. 6.625%, 8/1/26§	38,000	28,120
NMG Holding Co., Inc. 7.125%, 4/1/26§	38,000	35,545

		63,665

Distributors (0.1%)
American Builders & Contractors Supply Co., Inc. 4.000%, 1/15/28§	68,000	60,890

Diversified Consumer Services (0.3%)
Grand Canyon University 4.125%, 10/1/24	121,000	114,684
WW International, Inc. 4.500%, 4/15/29§	68,000	42,500

		157,184

Hotels, Restaurants & Leisure (1.3%)
Carnival Corp. 5.750%, 3/1/27§	200,000	178,000
Expedia Group, Inc. 2.950%, 3/15/31	265,000	208,284
GPS Hospitality Holding Co. LLC 7.000%, 8/15/28§	30,000	20,400
NCL Corp. Ltd. 3.625%, 12/15/24§	52,000	49,205
7.750%, 2/15/29§	11,000	9,600
NCL Finance Ltd. 6.125%, 3/15/28§	12,000	9,990
Royal Caribbean Cruises Ltd. 7.500%, 10/15/27	142,000	139,543
Viking Cruises Ltd. 5.875%, 9/15/27§	51,000	45,946

		660,968

Household Durables (1.2%)
Ashton Woods USA LLC 4.625%, 8/1/29§	61,000	49,410
Beazer Homes USA, Inc. 5.875%, 10/15/27 (x)	64,000	57,280
Dream Finders Homes, Inc. 8.250%, 8/15/28§	108,000	106,521
KB Home 4.800%, 11/15/29	94,000	81,192
4.000%, 6/15/31	20,000	15,600
M/I Homes, Inc. 4.950%, 2/1/28	117,000	104,715
Taylor Morrison Communities, Inc. 5.875%, 6/15/27§	117,000	109,688
Tempur Sealy International, Inc. 4.000%, 4/15/29§	135,000	110,194

		634,600

Specialty Retail (1.0%)
Evergreen Acqco 1 LP 9.750%, 4/26/28§	55,000	55,319

Gap, Inc. (The) 3.625%, 10/1/29§	82,000	62,730
Group 1 Automotive, Inc. 4.000%, 8/15/28§	16,000	13,760
Guitar Center, Inc. 8.500%, 1/15/26§	33,000	27,802
GYP Holdings III Corp. 4.625%, 5/1/29§	65,000	53,138
LSF9 Atlantis Holdings LLC 7.750%, 2/15/26§	62,000	55,877
Murphy Oil USA, Inc. 4.750%, 9/15/29	124,000	109,740
Specialty Building Products Holdings LLC 6.375%, 9/30/26§	55,000	51,288
Upbound Group, Inc. 6.375%, 2/15/29§	60,000	51,600
White Cap Buyer LLC 6.875%, 10/15/28§	37,000	32,183

		513,437

Textiles, Apparel & Luxury Goods (0.1%)
G-III Apparel Group Ltd. 7.875%, 8/15/25 (x)§	57,000	56,430

Total Consumer Discretionary		3,036,089

Consumer Staples (0.3%)
Household Products (0.2%)
Central Garden & Pet Co. 4.125%, 4/30/31§	133,000	106,194

Personal Care Products (0.1%)
BellRing Brands, Inc. 7.000%, 3/15/30§	51,000	48,960

Total Consumer Staples		155,154

Energy (6.2%)
Energy Equipment & Services (0.8%)
Noble Finance II LLC 8.000%, 4/15/30§	104,000	102,960
Oceaneering International, Inc. 6.000%, 2/1/28	110,000	101,034
USA Compression Partners LP 6.875%, 4/1/26	10,000	9,683
6.875%, 9/1/27	55,000	52,525
Valaris Ltd. 8.375%, 4/30/30§	108,000	105,586
Weatherford International Ltd. 8.625%, 4/30/30§	69,000	69,517

		441,305

Oil, Gas & Consumable Fuels (5.4%)
Alliance Resource Operating Partners LP 7.500%, 5/1/25§	123,000	122,846
Antero Midstream Partners LP 5.750%, 3/1/27§	135,000	128,851
Calumet Specialty Products Partners LP 8.125%, 1/15/27§	19,000	17,741
9.750%, 7/15/28§	17,000	15,853

See Notes to Financial Statements.

1290 FUNDS

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

	Principal Amount	Value (Note 1)

Chesapeake Energy Corp. 5.500%, 2/1/26§	$10,000	$9,678
Chord Energy Corp. 6.375%, 6/1/26§	111,000	108,641
CNX Midstream Partners LP 4.750%, 4/15/30§	64,000	52,579
CNX Resources Corp. 6.000%, 1/15/29§	126,000	115,605
Crescent Energy Finance LLC 9.250%, 2/15/28§	115,000	116,438
CVR Energy, Inc. 5.250%, 2/15/25§	160,000	156,435
5.750%, 2/15/28§	65,000	57,850
Delek Logistics Partners LP 7.125%, 6/1/28§	108,000	97,740
Encino Acquisition Partners Holdings LLC 8.500%, 5/1/28§	61,000	59,235
Energy Transfer LP 6.400%, 12/1/30	265,000	262,137
EnLink Midstream LLC 6.500%, 9/1/30§	10,000	9,562
EQM Midstream Partners LP 4.750%, 1/15/31§	12,000	10,080
Hess Midstream Operations LP 5.625%, 2/15/26§	93,000	90,326
4.250%, 2/15/30§	300,000	257,250
Holly Energy Partners LP 5.000%, 2/1/28§	122,000	112,599
Martin Midstream Partners LP 11.500%, 2/15/28§	56,000	54,600
Moss Creek Resources Holdings, Inc. 7.500%, 1/15/26§	57,000	54,293
New Fortress Energy, Inc. 6.500%, 9/30/26§	140,000	124,600
Northern Oil and Gas, Inc. 8.750%, 6/15/31§	37,000	36,630
Northriver Midstream Finance LP 5.625%, 2/15/26§	11,000	10,422
NuStar Logistics LP 5.750%, 10/1/25	10,000	9,669
6.000%, 6/1/26	10,000	9,644
PBF Holding Co. LLC 6.000%, 2/15/28	28,000	25,900
7.875%, 9/15/30§	10,000	9,650
Rockies Express Pipeline LLC 3.600%, 5/15/25§	105,000	99,159
SM Energy Co. 5.625%, 6/1/25	10,000	9,750
6.500%, 7/15/28 (x)	10,000	9,606
Southwestern Energy Co. 5.700%, 1/23/25 (e)	150,000	147,580
4.750%, 2/1/32	12,000	10,290
Strathcona Resources Ltd. 6.875%, 8/1/26§	59,000	54,354
Sunoco LP 4.500%, 4/30/30	12,000	10,231
Tallgrass Energy Partners LP 6.000%, 12/31/30 (x)§	120,000	101,400
Targa Resources Corp. 6.125%, 3/15/33	70,000	66,911
Venture Global LNG, Inc. 8.125%, 6/1/28§	153,000	147,946

Western Midstream Operating LP 6.150%, 4/1/33	20,000	18,876

		2,812,957

Total Energy		3,254,262

Financials (16.1%)
Banks (10.4%)
ABN AMRO Bank NV
(United States SOFR Compounded Index + 1.78%), 7.124%, 9/18/27 (k)§	300,000	300,153
Banco Bilbao Vizcaya Argentaria SA
(USD Swap Semi 5 Year + 3.87%), 6.125%, 11/16/27 (k)(y)	400,000	318,000
Banco Santander SA
(USD SOFR Spread-Adjusted ICE Swap Rate 5 Year + 4.99%), 7.500%, 2/8/24 (k)(m)(y)	200,000	193,500
Bank of America Corp.
(SOFR + 1.63%), 5.202%, 4/25/29 (k)	270,000	256,809
Bank of Ireland Group plc
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.65%), 6.253%, 9/16/26 (k)§	200,000	198,193
Barclays plc
(SOFR + 3.57%), 7.119%, 6/27/34 (k)	265,000	245,381
Credit Agricole SA
(USD Swap Semi 5 Year + 4.32%), 6.875%, 9/23/24 (k)(y)§	200,000	194,250
DNB Bank ASA
(United States SOFR Compounded Index + 1.95%), 5.896%, 10/9/26 (k)§	250,000	248,267
Fifth Third Bancorp
(SOFR + 2.34%), 6.339%, 7/27/29 (k)(x)	80,000	77,323
HSBC Holdings plc 4.250%, 3/14/24	250,000	247,758
(USD ICE Swap Rate 5 Year + 3.75%), 6.000%, 5/22/27 (k)(y)	280,000	243,250
(USD ICE Swap Rate 5 Year + 3.61%), 6.500%, 3/23/28 (k)(y)	230,000	201,137
HSBC USA, Inc. 5.625%, 3/17/25	200,000	198,525
ING Groep NV
(USD Swap Semi 5 Year + 4.45%), 6.500%, 4/16/25 (k)(y)	200,000	186,000
(SOFR + 1.56%), 6.899%, 9/11/27 (k)	270,000	270,348
Intesa Sanpaolo SpA
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 3.90%), 7.778%, 6/20/54 (k)§	265,000	229,415
JPMorgan Chase & Co.
(SOFR + 2.58%), 5.717%, 9/14/33 (k)	185,000	173,141

See Notes to Financial Statements.

1290 FUNDS

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

	Principal Amount	Value (Note 1)

Lloyds Banking Group plc
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.91%), 8.000%, 9/27/29 (k)(y)	$260,000	$227,825
NatWest Group plc
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 2.10%), 6.016%, 3/2/34 (k)	200,000	186,098
Santander Holdings USA, Inc. 3.450%, 6/2/25	170,000	160,652
Standard Chartered plc
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.95%), 1.822%, 11/23/25 (k)§	270,000	255,894
Truist Financial Corp.
(SOFR + 2.05%), 6.047%, 6/8/27 (k)	200,000	195,986
UniCredit SpA
(USD ICE Swap Rate 5 Year + 4.91%), 7.296%, 4/2/34 (k)§	240,000	222,158
Wells Fargo & Co.
(SOFR + 1.79%), 6.303%, 10/23/29 (k)	270,000	267,916
(SOFR + 2.02%), 5.389%, 4/24/34 (k)	157,000	142,197

		5,440,176

Capital Markets (3.6%)
BGC Group, Inc. 4.375%, 12/15/25	345,000	318,694
Blue Owl Credit Income Corp. 5.500%, 3/21/25	230,000	222,489
Coinbase Global, Inc. 3.375%, 10/1/28§	88,000	64,240
Credit Suisse AG 4.750%, 8/9/24	500,000	493,369
7.950%, 1/9/25	250,000	253,784
Deutsche Bank AG
(SOFR + 1.87%), 2.129%, 11/24/26 (k)	230,000	206,921
(SOFR + 3.65%), 7.079%, 2/10/34 (k)	200,000	176,226
Morgan Stanley
(SOFR + 1.59%), 5.164%, 4/20/29 (k)	145,000	137,460
Osaic Holdings, Inc. 10.750%, 8/1/27§	32,000	31,760

		1,904,943

Consumer Finance (0.7%)
General Motors Financial Co., Inc. 5.400%, 4/6/26	260,000	254,062
Navient Corp. 5.625%, 8/1/33	82,000	55,760
Synchrony Financial 7.250%, 2/2/33	66,000	56,186
World Acceptance Corp. 7.000%, 11/1/26§	29,000	23,635

		389,643

Financial Services (0.3%)
Armor Holdco, Inc. 8.500%, 11/15/29§	11,000	9,571
MPH Acquisition Holdings LLC 5.750%, 11/1/28§	55,000	40,998
Sabre GLBL, Inc. 11.250%, 12/15/27§	65,000	57,668
Verscend Escrow Corp. 9.750%, 8/15/26§	30,000	29,775

		138,012

Insurance (0.7%)
Allianz SE
(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.23%), 6.350%, 9/6/53 (k)§	200,000	189,554
Liberty Mutual Group, Inc. 4.300%, 2/1/61§	330,000	170,775
USI, Inc. 6.875%, 5/1/25§	25,000	24,698

		385,027

Mortgage Real Estate Investment Trusts (REITs) (0.4%)
Blackstone Mortgage Trust, Inc. (REIT) 3.750%, 1/15/27§	128,000	105,875
Ladder Capital Finance Holdings LLLP (REIT) 4.750%, 6/15/29§	100,000	80,500

		186,375

Total Financials		8,444,176

Health Care (0.7%)
Health Care Equipment & Supplies (0.2%)
Medtronic Global Holdings SCA 4.250%, 3/30/28	95,000	90,374

Health Care Providers & Services (0.2%)
DaVita, Inc. 3.750%, 2/15/31§	14,000	10,019
Encompass Health Corp. 4.625%, 4/1/31	81,000	67,432
HealthEquity, Inc. 4.500%, 10/1/29§	51,000	43,590

		121,041

Pharmaceuticals (0.3%)
Eli Lilly and Co. 4.700%, 2/27/33 (x)	130,000	122,280

Total Health Care		333,695

Industrials (6.7%)
Aerospace & Defense (1.0%)
HEICO Corp. 5.350%, 8/1/33	270,000	248,975
Howmet Aerospace, Inc. 5.900%, 2/1/27	12,000	11,839
6.750%, 1/15/28	102,000	101,621
TransDigm, Inc. 4.625%, 1/15/29	185,000	159,008

		521,443

See Notes to Financial Statements.

1290 FUNDS

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

	Principal Amount	Value (Note 1)

Air Freight & Logistics (0.1%)
Rand Parent LLC 8.500%, 2/15/30 (x)§	$86,000	$77,897

Building Products (1.2%)
AmeriTex HoldCo Intermediate LLC 10.250%, 10/15/28§	58,000	54,810
Builders FirstSource, Inc. 4.250%, 2/1/32§	140,000	111,475
Cornerstone Building Brands, Inc. 6.125%, 1/15/29§	46,000	33,695
Eco Material Technologies, Inc. 7.875%, 1/31/27§	50,000	47,375
JELD-WEN, Inc. 4.875%, 12/15/27§	59,000	50,150
MIWD Holdco II LLC 5.500%, 2/1/30§	60,000	47,625
Oscar AcquisitionCo LLC 9.500%, 4/15/30§	30,000	26,475
Smyrna Ready Mix Concrete LLC 6.000%, 11/1/28§	121,000	111,465
Standard Industries, Inc. 5.000%, 2/15/27§	144,000	132,497

		615,567

Commercial Services & Supplies (0.9%)
APX Group, Inc. 5.750%, 7/15/29§	74,000	61,420
Deluxe Corp. 8.000%, 6/1/29§	35,000	27,694
Enviri Corp. 5.750%, 7/31/27§	60,000	50,850
Garda World Security Corp. 9.500%, 11/1/27§	49,000	44,387
Interface, Inc. 5.500%, 12/1/28 (x)§	64,000	53,602
Neptune Bidco US, Inc. 9.290%, 4/15/29§	11,000	9,671
Pitney Bowes, Inc. 6.875%, 3/15/27§	69,000	57,116
Republic Services, Inc. 5.000%, 4/1/34	50,000	45,937
Steelcase, Inc. 5.125%, 1/18/29	114,000	100,463
Waste Pro USA, Inc. 5.500%, 2/15/26 (x)§	25,000	22,912

		474,052

Construction & Engineering (1.0%)
Artera Services LLC 9.033%, 12/4/25§	55,000	49,500
Brand Industrial Services, Inc. 10.375%, 8/1/30 (x)§	63,000	62,449
Global Infrastructure Solutions, Inc. 5.625%, 6/1/29§	50,000	40,250
Great Lakes Dredge & Dock Corp. 5.250%, 6/1/29§	34,000	27,795
IHS Netherlands Holdco BV 8.000%, 9/18/27§	235,000	191,701
Pike Corp. 5.500%, 9/1/28§	30,000	25,500

Weekley Homes LLC 4.875%, 9/15/28§	122,000	104,462

		501,657

Electrical Equipment (0.2%)
EnerSys 4.375%, 12/15/27§	113,000	99,864

Ground Transportation (0.4%)
Carriage Purchaser, Inc. 7.875%, 10/15/29§	35,000	25,550
Uber Technologies, Inc. 7.500%, 5/15/25§	99,000	99,257
Watco Cos. LLC 6.500%, 6/15/27§	25,000	23,375
XPO CNW, Inc. 6.700%, 5/1/34 (x)	80,000	73,400

		221,582

Machinery (0.4%)
Amsted Industries, Inc. 5.625%, 7/1/27§	117,000	107,847
Titan International, Inc. 7.000%, 4/30/28 (x)	58,000	52,925
Werner FinCo LP 11.500%, 6/15/28§	30,000	30,037

		190,809

Passenger Airlines (0.8%)
American Airlines Group, Inc. 3.750%, 3/1/25§	180,000	168,000
Mileage Plus Holdings LLC 6.500%, 6/20/27§	198,750	195,689
VistaJet Malta Finance plc 9.500%, 6/1/28§	63,000	48,195

		411,884

Professional Services (0.2%)
TriNet Group, Inc. 3.500%, 3/1/29§	125,000	103,281

Trading Companies & Distributors (0.4%)
Beacon Roofing Supply, Inc. 4.125%, 5/15/29§	73,000	61,289
BlueLinx Holdings, Inc. 6.000%, 11/15/29§	55,000	46,062
Boise Cascade Co. 4.875%, 7/1/30§	125,000	107,187

		214,538

Transportation Infrastructure (0.1%)
Seaspan Corp. 5.500%, 8/1/29§	75,000	57,457

Total Industrials		3,490,031

Information Technology (3.4%)
Communications Equipment (0.2%)
CommScope Technologies LLC 6.000%, 6/15/25§	160,000	101,200

Electronic Equipment, Instruments & Components (0.1%)
Jabil, Inc. 5.450%, 2/1/29	25,000	24,022

See Notes to Financial Statements.

1290 FUNDS

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

	Principal Amount		Value (Note 1)

TTM Technologies, Inc. 4.000%, 3/1/29§		$12,000	$9,810

			33,832

IT Services (0.1%)
Arches Buyer, Inc. 6.125%, 12/1/28§		37,000	29,886
Unisys Corp. 6.875%, 11/1/27§		57,000	41,838

			71,724

Semiconductors & Semiconductor Equipment (1.1%)
Broadcom, Inc. 4.150%, 4/15/32§		240,000	203,432
Entegris, Inc. 4.375%, 4/15/28§		11,000	9,784
3.625%, 5/1/29§		99,000	82,522
Micron Technology, Inc. 6.750%, 11/1/29		190,000	190,475
ON Semiconductor Corp. 3.875%, 9/1/28§		122,000	104,462

			590,675

Software (0.9%)
Crowdstrike Holdings, Inc. 3.000%, 2/15/29		133,000	111,421
Fair Isaac Corp. 5.250%, 5/15/26§		111,000	106,817
Oracle Corp. 2.875%, 3/25/31		270,000	216,350
PTC, Inc. 4.000%, 2/15/28§		33,000	29,246
Veritas US, Inc. 7.500%, 9/1/25§		12,000	9,780

			473,614

Technology Hardware, Storage & Peripherals (1.0%)
Dell International LLC 5.750%, 2/1/33 (x)		155,000	146,394
Seagate HDD Cayman 9.625%, 12/1/32§		126,000	134,347
Xerox Corp. 6.750%, 12/15/39		50,000	32,365
Xerox Holdings Corp. 5.000%, 8/15/25§		160,000	146,800
5.500%, 8/15/28§		86,000	66,597

			526,503

Total Information Technology			1,797,548

Materials (1.2%)
Chemicals (0.4%)
Braskem Netherlands Finance BV 4.500%, 1/31/30§		255,000	195,381

Construction Materials (0.4%)
Cemex SAB de CV 3.875%, 7/11/31§		260,000	209,950

Metals & Mining (0.4%)
FMG Resources August 2006 Pty. Ltd. 5.875%, 4/15/30§		25,000	22,375

Infrabuild Australia Pty. Ltd. 12.000%, 10/1/24§		25,000	24,687
Northern Star Resources Ltd. 6.125%, 4/11/33§		180,000	164,331
SunCoke Energy, Inc. 4.875%, 6/30/29§		12,000	10,044

			221,437

Total Materials			626,768

Real Estate (0.6%)
Real Estate Management & Development (0.3%)
Forestar Group, Inc. 5.000%, 3/1/28§		123,000	107,933
Realogy Group LLC 5.750%, 1/15/29§		67,000	41,875

			149,808

Specialized REITs (0.3%)
Iron Mountain, Inc. (REIT) 4.875%, 9/15/29§		193,000	168,151

Total Real Estate			317,959

Utilities (0.8%)
Electric Utilities (0.7%)
NextEra Energy Capital Holdings, Inc. 6.051%, 3/1/25		65,000	64,942
NRG Energy, Inc. 3.375%, 2/15/29§		148,000	119,325
3.875%, 2/15/32§		24,000	17,782
Vistra Operations Co. LLC 4.375%, 5/1/29§		176,000	149,600

			351,649

Water Utilities (0.1%)
Solaris Midstream Holdings LLC 7.625%, 4/1/26 (x)§		58,000	55,134

Total Utilities			406,783

Total Corporate Bonds			23,661,813

Foreign Government Securities (1.3%)
Oriental Republic of Uruguay 9.750%, 7/20/33	UYU	12,005,000	297,570
Republic of Costa Rica 7.000%, 4/4/44 (m)		$200,000	183,100
7.158%, 3/12/45 (m)		240,000	223,320

Total Foreign Government Securities			703,990

U.S. Treasury Obligations (6.1%)
U.S. Treasury Bonds 3.625%, 2/15/53		2,055,000	1,613,557
U.S. Treasury Notes 0.375%, 4/15/24		1,615,000	1,578,494

Total U.S. Treasury Obligations			3,192,051

Total Long-Term Debt Securities (55.2%) (Cost $30,083,181)			28,921,861

See Notes to Financial Statements.

1290 FUNDS

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

	Number of Shares	Value (Note 1)

COMMON STOCKS:
Communication Services (3.0%)
Diversified Telecommunication Services (0.5%)
AT&T, Inc.	2,385	$36,729
Nippon Telegraph & Telephone Corp.	28,900	33,709
Telstra Group Ltd.	10,128	24,478
Verizon Communications, Inc.	4,989	175,264

		270,180

Entertainment (0.3%)
Netflix, Inc.*	161	66,282
Nintendo Co. Ltd.	1,000	41,042
Walt Disney Co. (The)*	479	39,082

		146,406

Interactive Media & Services (1.3%)
Alphabet, Inc., Class A (s)*	2,098	260,320
Alphabet, Inc., Class C (s)*	1,821	228,171
Meta Platforms, Inc., Class A (s)*	698	210,287

		698,778

Media (0.7%)
Comcast Corp., Class A (s)	7,049	291,053
Omnicom Group, Inc.	411	30,788
Publicis Groupe SA	400	30,355

		352,196

Wireless Telecommunication Services (0.2%)
KDDI Corp.	1,400	41,443
SoftBank Corp.	3,100	34,871

		76,314

Total Communication Services		1,543,874

Consumer Discretionary (3.5%)
Automobile Components (0.1%)
Cie Generale des Etablissements Michelin SCA	1,163	34,481

Automobiles (0.9%)
Bayerische Motoren Werke AG	429	39,777
Honda Motor Co. Ltd.	5,100	50,689
Stellantis NV	2,679	49,890
Tesla, Inc. (s)*	799	160,471
Toyota Motor Corp.	9,200	157,203

		458,030

Broadline Retail (0.9%)
Amazon.com, Inc. (s)*	2,944	391,817
Wesfarmers Ltd.	1,903	60,986

		452,803

Hotels, Restaurants & Leisure (0.4%)
Booking Holdings, Inc.*	14	39,054
Hilton Worldwide Holdings, Inc.	445	67,431
McDonald’s Corp.	201	52,696
Starbucks Corp.	460	42,430
Yum! Brands, Inc.	307	37,104

		238,715

Household Durables (0.1%)
DR Horton, Inc.	363	37,897
Sekisui House Ltd.	2,000	38,780

		76,677

Specialty Retail (1.0%)
Home Depot, Inc. (The) (s)	1,111	316,291
Lowe’s Cos., Inc.	183	34,874
O’Reilly Automotive, Inc.*	45	41,870
TJX Cos., Inc. (The)	1,577	138,886

		531,921

Textiles, Apparel & Luxury Goods (0.1%)
NIKE, Inc., Class B	504	51,796

Total Consumer Discretionary		1,844,423

Consumer Staples (4.1%)
Beverages (1.2%)
Brown-Forman Corp., Class B	573	32,180
Carlsberg A/S, Class B	186	22,150
Coca-Cola Co. (The)	4,229	238,896
Constellation Brands, Inc., Class A	173	40,508
Kirin Holdings Co. Ltd.	2,400	33,560
PepsiCo, Inc. (s)	1,504	245,573

		612,867

Consumer Staples Distribution & Retail (0.5%)
Coles Group Ltd.	2,596	25,146
Costco Wholesale Corp. (s)	154	85,076
Dollar General Corp.	189	22,498
Koninklijke Ahold Delhaize NV	1,136	33,656
Target Corp.	267	29,581
Walmart, Inc. (s)	480	78,437

		274,394

Food Products (0.7%)
Archer-Daniels-Midland Co.	457	32,707
Danone SA	826	49,074
General Mills, Inc.	609	39,731
Nestle SA (Registered)	2,139	230,584
Tyson Foods, Inc., Class A	656	30,406

		382,502

Household Products (1.0%)
Colgate-Palmolive Co.	781	58,669
Essity AB, Class B	1,061	24,171
Kimberly-Clark Corp.	364	43,549
Procter & Gamble Co. (The) (s)	2,433	365,023
Reckitt Benckiser Group plc	716	47,882

		539,294

Personal Care Products (0.2%)
Estee Lauder Cos., Inc. (The), Class A	168	21,650
Unilever plc	2,094	98,981

		120,631

Tobacco (0.5%)
Altria Group, Inc.	1,561	62,706
Philip Morris International, Inc.	1,839	163,965

		226,671

Total Consumer Staples		2,156,359

Energy (3.7%)
Energy Equipment & Services (0.3%)
Schlumberger NV	2,567	142,879

See Notes to Financial Statements.

1290 FUNDS

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

	Number of Shares	Value (Note 1)

Oil, Gas & Consumable Fuels (3.4%)
Chevron Corp. (s)	1,908	$278,053
ConocoPhillips	1,412	167,746
EOG Resources, Inc.	1,143	144,304
Exxon Mobil Corp. (s)	5,311	562,169
Hess Corp.	282	40,721
Kinder Morgan, Inc.	2,717	44,015
Marathon Petroleum Corp. (s)	1,220	184,525
Phillips 66	483	55,096
Suncor Energy, Inc.	1,500	48,578
TotalEnergies SE	2,026	135,482
Valero Energy Corp.	674	85,598
Woodside Energy Group Ltd.	2,242	48,725

		1,795,012

Total Energy		1,937,891

Financials (4.2%)
Banks (0.8%)
Bank of America Corp.	1,944	51,205
Citigroup, Inc.	821	32,421
JPMorgan Chase & Co. (s)	772	107,354
M&T Bank Corp.	126	14,207
Oversea-Chinese Banking Corp. Ltd.	5,300	49,085
PNC Financial Services Group, Inc. (The)	187	21,406
Truist Financial Corp.	517	14,662
United Overseas Bank Ltd.	2,300	45,390
US Bancorp	803	25,600
Wells Fargo & Co.	1,094	43,508

		404,838

Capital Markets (1.2%)
3i Group plc	1,597	37,550
BlackRock, Inc.	202	123,681
Blackstone, Inc.	708	65,384
Charles Schwab Corp. (The)	508	26,436
CME Group, Inc.	332	70,869
Goldman Sachs Group, Inc. (The)	139	42,202
Moody’s Corp.	157	48,356
Morgan Stanley	499	35,339
MSCI, Inc., Class A	81	38,195
Partners Group Holding AG	38	39,970
S&P Global, Inc.	131	45,760
State Street Corp.	476	30,764
T. Rowe Price Group, Inc.	351	31,765

		636,271

Financial Services (0.8%)
Berkshire Hathaway, Inc., Class B (s)*	449	153,257
Fiserv, Inc.*	375	42,656
Mastercard, Inc., Class A (s)	239	89,948
PayPal Holdings, Inc.*	496	25,693
Visa, Inc., Class A (s)	460	108,146

		419,700

Insurance (1.4%)
Aflac, Inc.	749	58,504
Allianz SE (Registered)	423	98,870
American International Group, Inc.	744	45,615
Arch Capital Group Ltd.*	798	69,171
Arthur J Gallagher & Co.	239	56,282

AXA SA	2,015	59,602
Everest Group Ltd.	118	46,683
Marsh & McLennan Cos., Inc.	223	42,292
MetLife, Inc.	826	49,568
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	165	66,081
Swiss Re AG	412	44,893
Tokio Marine Holdings, Inc.	1,900	41,905
Zurich Insurance Group AG	141	66,745

		746,211

Total Financials		2,207,020

Health Care (5.5%)
Biotechnology (0.9%)
AbbVie, Inc. (s)	1,940	273,889
Amgen, Inc.	667	170,552
Gilead Sciences, Inc.	621	48,773

		493,214

Health Care Equipment & Supplies (0.7%)
Abbott Laboratories	496	46,897
Becton Dickinson & Co.	150	37,917
Boston Scientific Corp.*	884	45,252
Edwards Lifesciences Corp.*	504	32,115
Intuitive Surgical, Inc.*	153	40,120
Medtronic plc	1,659	117,059
Stryker Corp.	170	45,937

		365,297

Health Care Providers & Services (0.7%)
Centene Corp.*	460	31,731
Cigna Group (The)	190	58,748
CVS Health Corp.	1,679	115,868
Elevance Health, Inc.	111	49,960
UnitedHealth Group, Inc. (s)	224	119,965

		376,272

Life Sciences Tools & Services (0.3%)
Agilent Technologies, Inc.	278	28,737
Danaher Corp.	223	42,820
Thermo Fisher Scientific, Inc.	131	58,265

		129,822

Pharmaceuticals (2.9%)
Astellas Pharma, Inc.	2,300	28,831
Bristol-Myers Squibb Co.	780	40,193
Eli Lilly and Co. (s)	247	136,821
Johnson & Johnson (s)	2,626	389,541
Merck & Co., Inc. (s)	2,772	284,684
Novartis AG (Registered)	1,591	147,862
Pfizer, Inc.	6,094	186,233
Roche Holding AG	572	147,048
Sandoz Group AG*	318	8,268
Sanofi SA	938	85,057
Zoetis, Inc., Class A	290	45,530

		1,500,068

Total Health Care		2,864,673

See Notes to Financial Statements.

1290 FUNDS

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

	Number of Shares	Value (Note 1)

Industrials (4.2%)
Aerospace & Defense (1.6%)
BAE Systems plc	3,140	$42,134
Boeing Co. (The)*	216	40,353
General Dynamics Corp.	1,308	315,634
Lockheed Martin Corp.	186	84,563
Northrop Grumman Corp.	104	49,029
RTX Corp.	3,911	318,316

		850,029

Air Freight & Logistics (0.3%)
Deutsche Post AG	1,196	46,519
United Parcel Service, Inc., Class B	914	129,103

		175,622

Building Products (0.2%)
Cie de Saint-Gobain SA	663	36,058
Trane Technologies plc	236	44,913

		80,971

Commercial Services & Supplies (0.1%)
Cintas Corp.	100	50,712

Construction & Engineering (0.1%)
Vinci SA	525	58,039

Electrical Equipment (0.3%)
ABB Ltd. (Registered)	1,715	57,390
Eaton Corp. plc	236	49,066
Emerson Electric Co.	603	53,649

		160,105

Ground Transportation (0.2%)
Norfolk Southern Corp.	181	34,533
Union Pacific Corp.	236	48,996

		83,529

Industrial Conglomerates (0.3%)
3M Co.	870	79,126
General Electric Co.	636	69,089
Honeywell International, Inc.	189	34,636

		182,851

Machinery (0.7%)
Caterpillar, Inc.	182	41,141
Cummins, Inc.	172	37,204
Deere & Co.	100	36,536
Dover Corp.	382	49,641
Komatsu Ltd.	1,400	31,985
Kone OYJ, Class B	654	28,296
PACCAR, Inc.	600	49,518
Parker-Hannifin Corp.	143	52,754
Volvo AB, Class B	2,176	43,062

		370,137

Professional Services (0.2%)
Automatic Data Processing, Inc.	181	39,498
RELX plc	2,195	76,516

		116,014

Trading Companies & Distributors (0.2%)
ITOCHU Corp.	1,200	42,537
Mitsui & Co. Ltd.	1,300	46,460

		88,997

Total Industrials		2,217,006

Information Technology (6.1%)
Communications Equipment (0.4%)
Cisco Systems, Inc. (s)	4,530	236,149

Electronic Equipment, Instruments & Components (0.3%)
Amphenol Corp., Class A	600	48,330
Corning, Inc.	1,080	28,901
Keysight Technologies, Inc.*	198	24,166
TE Connectivity Ltd.	347	40,894

		142,291

IT Services (0.5%)
Accenture plc, Class A (s)	329	97,742
International Business Machines Corp.	1,095	158,381

		256,123

Semiconductors & Semiconductor Equipment (2.5%)
Advanced Micro Devices, Inc.*	631	62,153
Analog Devices, Inc.	231	36,343
Applied Materials, Inc. (s)	508	67,234
Broadcom, Inc. (s)	449	377,775
Intel Corp.	1,341	48,946
KLA Corp.	104	48,849
NVIDIA Corp. (s)	766	312,375
QUALCOMM, Inc.	1,302	141,905
Texas Instruments, Inc.	992	140,874
Tokyo Electron Ltd.	400	52,133

		1,288,587

Software (2.3%)
Adobe, Inc. (s)*	161	85,662
Intuit, Inc.	126	62,364
Microsoft Corp. (s)	2,403	812,478
Oracle Corp. (s)	816	84,374
Roper Technologies, Inc.	83	40,551
Salesforce, Inc. (s)*	380	76,316
ServiceNow, Inc.*	100	58,185

		1,219,930

Technology Hardware, Storage & Peripherals (0.1%)
Hewlett Packard Enterprise Co.	2,074	31,898
HP, Inc.	1,187	31,254

		63,152

Total Information Technology		3,206,232

Materials (1.4%)
Chemicals (0.7%)
Air Products and Chemicals, Inc.	205	57,900
Asahi Kasei Corp.	5,600	34,115
Dow, Inc.	937	45,294
Linde plc	154	58,853
LyondellBasell Industries NV, Class A	836	75,441
Nutrien Ltd.	600	32,225
Sherwin-Williams Co. (The)	184	43,831

		347,659

Construction Materials (0.1%)
Holcim AG	674	41,552

Containers & Packaging (0.0%)†
Amcor plc	3,451	30,679

See Notes to Financial Statements.

1290 FUNDS

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

	Number of Shares	Value (Note 1)

Metals & Mining (0.6%)
Anglo American plc	1,353	$34,477
BHP Group Ltd.	3,949	111,475
Freeport-McMoRan, Inc.	970	32,767
Glencore plc	9,722	51,420
Rio Tinto Ltd.	436	32,520
Rio Tinto plc	973	62,147

		324,806

Total Materials		744,696

Real Estate (0.5%)
Health Care REITs (0.0%)†
Healthpeak Properties, Inc. (REIT)	1,918	29,825

Industrial REITs (0.1%)
Prologis, Inc. (REIT)	359	36,169

Real Estate Management & Development (0.1%)
CK Asset Holdings Ltd.	8,000	39,973

Residential REITs (0.2%)
AvalonBay Communities, Inc. (REIT)	285	47,236
Camden Property Trust (REIT)	445	37,772
Equity Residential (REIT)	686	37,956

		122,964

Specialized REITs (0.1%)
American Tower Corp. (REIT)	168	29,936

Total Real Estate		258,867

Utilities (1.3%)
Electric Utilities (0.8%)
Alliant Energy Corp.	798	38,934
American Electric Power Co., Inc.	611	46,155
Duke Energy Corp.	728	64,712
Evergy, Inc.	536	26,339
Eversource Energy	283	15,222
Exelon Corp.	685	26,674
Fortis, Inc.	1,400	55,586
Iberdrola SA	5,341	59,339
NextEra Energy, Inc.	350	20,405
Xcel Energy, Inc.	691	40,956

		394,322

Gas Utilities (0.0%)†
Atmos Energy Corp.	184	19,809

Multi-Utilities (0.5%)
CMS Energy Corp.	645	35,049
DTE Energy Co.	658	63,418
National Grid plc	4,473	53,204
NiSource, Inc.	1,578	39,703
Public Service Enterprise Group, Inc.	625	38,531
Sempra	666	46,640

		276,545

Water Utilities (0.0%)†
Veralto Corp.*	74	5,106

Total Utilities		695,782

Total Common Stocks (37.5%) (Cost $19,707,976)		19,676,823

SHORT-TERM INVESTMENTS:
Investment Companies (1.3%)
BlackRock Liquidity FedFund, Institutional Shares 5.24% (7 day yield) (xx)	100,000	100,000

Goldman Sachs Financial Square Government Fund 5.26% (7 day yield) (xx)	100,000	100,000
Invesco Government & Agency Portfolio, Institutional Shares 5.27% (7 day yield) (xx)	503,184	503,184

Total Investment Companies		703,184

	Principal Amount	Value (Note 1)
U.S. Treasury Obligation (3.5%)
U.S. Treasury Bills 5.40%, 3/21/24 (p)	$1,830,000	1,791,810

Total Short-Term Investments (4.8%) (Cost $2,495,086)		2,494,994

Total Investments in Securities (97.5%) (Cost $52,286,243)		51,093,678
Other Assets Less Liabilities (2.5%)		1,303,932

Net Assets (100%)		$52,397,610

*	Non-income producing.
†	Percent shown is less than 0.05%.
§

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. At October 31, 2023, the market value of these securities amounted to $14,181,091 or 27.1% of net assets.

(e)	Step Bond - Coupon rate increases or decreases in increments to maturity. Rate disclosed is as of October 31, 2023. Maturity date disclosed is the ultimate maturity date.
(k)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown was the current rate as of October 31, 2023.
(l)

Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of October 31, 2023.

(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At October 31, 2023, the market value or fair value, as applicable, of these securities amounted to $782,518 or 1.5% of net assets.

(p)	Yield to maturity.
(s)	All, or a portion of security held by broker as collateral for option contracts, with a total collateral value of $2,913,499.
(x)	All or a portion of security is on loan at October 31, 2023.
(xx)

At October 31, 2023, the Fund had loaned securities with a total value of $688,346. This was collateralized by cash of $703,184 which was subsequently invested in investment companies as detailed in the Notes to the Financial Statements.

(y)

Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rate for these securities are fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of October 31, 2023.

See Notes to Financial Statements.

1290 FUNDS

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

Glossary:

CLO	— Collateralized Loan Obligation
ICE	— Intercontinental Exchange
REIT	— Real Estate Investment Trust
SOFR	— Secured Overnight Financing Rate
USD	— United States Dollar
UYU	— Uruguayan Peso

Country Diversification As a Percentage of Total Net Assets
Australia	1.2%
Brazil	0.4
Canada	1.0
Cayman Islands	1.7
Chile	0.3
Costa Rica	0.8
Denmark	0.0	#
Finland	0.0	#
France	1.1
Germany	1.6
Guatemala	0.3
Hong Kong	0.2
Ireland	0.4
Italy	0.9
Japan	1.3
Mexico	0.4
Netherlands	1.5
Nigeria	0.4
Norway	0.5
Singapore	0.2
South Africa	0.1
Spain	1.1
Sweden	0.1
Switzerland	2.1
United Kingdom	3.7
United States	75.6
Uruguay	0.6
Cash and Other	2.5

	100.0%

#	Percent shown is less than 0.05%.

Written Call Options Contracts as of October 31, 2023 (Note 1):

Description	Counterparty	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value ($)
S&P 500 Index	Exchange Traded	22	USD (2,200)	USD 4,245.00	11/17/2023	(77,220)

Total Written Options Contracts (Premiums Received ($197,606))						(77,220)

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2023:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Asset-Backed Securities	$—	$934,670	$—	$934,670
Common Stocks
Communication Services	1,337,976	205,898	—	1,543,874
Consumer Discretionary	1,412,617	431,806	—	1,844,423
Consumer Staples	1,591,155	565,204	—	2,156,359
Energy	1,753,684	184,207	—	1,937,891
Financials	1,656,929	550,091	—	2,207,020
Health Care	2,447,607	417,066	—	2,864,673
Industrials	1,708,010	508,996	—	2,217,006
Information Technology	3,154,099	52,133	—	3,206,232
Materials	376,990	367,706	—	744,696
Real Estate	218,894	39,973	—	258,867
Utilities	583,239	112,543	—	695,782

See Notes to Financial Statements.

1290 FUNDS

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Convertible Bonds
Communication Services	$—	$54,950	$—	$54,950
Consumer Staples	—	119,780	—	119,780
Financials	—	50,655	—	50,655
Industrials	—	203,952	—	203,952
Corporate Bonds
Communication Services	—	1,799,348	—	1,799,348
Consumer Discretionary	—	3,036,089	—	3,036,089
Consumer Staples	—	155,154	—	155,154
Energy	—	3,254,262	—	3,254,262
Financials	—	8,444,176	—	8,444,176
Health Care	—	333,695	—	333,695
Industrials	—	3,490,031	—	3,490,031
Information Technology	—	1,797,548	—	1,797,548
Materials	—	626,768	—	626,768
Real Estate	—	317,959	—	317,959
Utilities	—	406,783	—	406,783
Foreign Government Securities	—	703,990	—	703,990
Short-Term Investments
Investment Companies	703,184	—	—	703,184
U.S. Treasury Obligation	—	1,791,810	—	1,791,810
U.S. Treasury Obligations	—	3,192,051	—	3,192,051

Total Assets	$16,944,384	$34,149,294	$—	$51,093,678

Liabilities:
Options Written
Call Options Written	$(77,220)	$—	$—	$(77,220)

Total Liabilities	$(77,220)	$—	$—	$(77,220)

Total	$16,867,164	$34,149,294	$—	$51,016,458

Fair Values of Derivative Instruments as of October 31, 2023:

	Statement of Assets and Liabilities
Derivatives Contracts^	Liability Derivatives	Fair Value
Equity contracts	Payables, Net assets – Unrealized depreciation	$(77,220)

Total		$(77,220)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2023:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives Contracts^	Options Written	Forward Foreign Currency Contracts	Total
Foreign exchange contracts	$—	$(12,551)	$(12,551)
Equity contracts	(303,013)	—	(303,013)

Total	$(303,013)	$(12,551)	$(315,564)

See Notes to Financial Statements.

1290 FUNDS

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

Amount of Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives Contracts^	Options Written	Total
Equity contracts	$120,386	$120,386

Total	$120,386	$120,386

^ The Fund held option contracts as a substitute for investing in conventional securities, hedging and in an attempt to enhance returns.

Average Balances of Outstanding Derivative Financial Instruments
Forward foreign currency exchange contracts
Average amounts purchased — in USD	$429,000
Options
Average value of option contracts written	$200,000

Investment security transactions for the year ended October 31, 2023 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$90,243,880
Long-term U.S. government debt securities	11,278,926

$101,522,806

Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$91,237,591
Long-term U.S. government debt securities	11,798,580

$103,036,171

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$1,356,186
Aggregate gross unrealized depreciation	(2,945,940)

Net unrealized depreciation	$(1,589,754)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$52,606,212

For the year ended October 31, 2023, the Fund incurred approximately $287 as brokerage commissions with Sanford C. Bernstein & Co., LLC, an affiliated broker/dealer.

See Notes to Financial Statements.

1290 FUNDS

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2023

ASSETS
Investments in Securities, at value (x) (Cost $52,286,243)	$51,093,678
Cash	905,115
Foreign cash (Cost $138,597)	137,142
Receivable for securities sold	1,269,001
Dividends, interest and other receivables	424,086
Prepaid registration and filing fees	9,921
Securities lending income receivable	1,799
Receivable for Fund shares sold	91
Other assets	22,791

Total assets	53,863,624

LIABILITIES
Payable for return of collateral on securities loaned	703,184
Payable for securities purchased	421,235
Dividends and distributions payable	167,898
Options written, at value (Premiums received $197,606)	77,220
Payable for Fund shares repurchased	8,000
Administrative fees payable	4,797
Transfer agent fees payable	4,264
Distribution fees payable – Class A	1,110
Trustees’ fees payable	250
Distribution fees payable – Class R	72
Accrued expenses	77,984

Total liabilities	1,466,014

Commitments and contingent liabilities^
NET ASSETS	$52,397,610

Net assets were comprised of:
Paid in capital	$54,169,991
Total distributable earnings (loss)	(1,772,381)

Net assets	$52,397,610

Class A
Net asset value and redemption price per share, $4,717,201 / 479,069 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.85
Maximum sales charge (4.50% of offering price)	0.46

Maximum offering price per share	$10.31

Class I
Net asset value, offering and redemption price per share, $47,512,168 / 4,821,119 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.86

Class R
Net asset value, offering and redemption price per share, $168,241 / 17,101 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.84

(x)	Includes value of securities on loan of $688,346.
^	See Note 2 in Notes to the Financial Statements.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2023

INVESTMENT INCOME
Interest (net of $4,470 foreign withholding tax)	$2,255,194
Dividends (net of $24,165 foreign withholding tax)	707,612
Securities lending (net)	17,219

Total income	2,980,025

EXPENSES
Investment advisory fees	346,154
Professional fees	106,799
Administrative fees	79,883
Custodian fees	53,700
Registration and filing fees	37,851
Transfer agent fees	36,201
Printing and mailing expenses	24,031
Distribution fees – Class A	12,561
Trustees’ fees	1,543
Distribution fees – Class R	869
Miscellaneous	21,066

Gross expenses	720,658
Waiver from investment adviser	(282,902)

Net expenses	437,756

NET INVESTMENT INCOME (LOSS)	2,542,269

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	(423,241)
Forward foreign currency contracts	(12,551)
Foreign currency transactions	10,577
Options written	(303,013)

Net realized gain (loss)	(728,228)

Change in unrealized appreciation (depreciation) on:
Investments in securities	938,895
Foreign currency translations	(342)
Options written	120,386

Net change in unrealized appreciation (depreciation)	1,058,939

NET REALIZED AND UNREALIZED GAIN (LOSS)	330,711

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,872,980

See Notes to Financial Statements.

1290 FUNDS

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2023	2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,542,269	$1,034,956
Net realized gain (loss)	(728,228)	1,479,876
Net change in unrealized appreciation (depreciation)	1,058,939	(9,957,838)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,872,980	(7,443,006)

Distributions to shareholders:
Class A	(312,109)	(540,321)
Class I	(3,146,117)	(7,375,626)
Class R	(10,601)	(20,118)

Total distributions to shareholders	(3,468,827)	(7,936,065)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 131,157 and 108,775 shares, respectively ]	1,338,627	1,197,094
Capital shares issued in reinvestment of dividends [ 29,795 and 47,161 shares, respectively ]	304,713	527,259
Capital shares repurchased [ (131,295) and (113,366) shares , respectively]	(1,318,618)	(1,232,204)

Total Class A transactions	324,722	492,149

Class I
Capital shares sold [ 350,088 and 112,024 shares, respectively ]	3,576,903	1,187,510
Capital shares issued in reinvestment of dividends [ 30,352 and 67,812 shares, respectively ]	310,310	762,467
Capital shares repurchased [ (217,232) and (1,089,258) shares , respectively]	(2,211,946)	(11,392,348)

Total Class I transactions	1,675,267	(9,442,371)

Class R
Capital shares sold [ 194 and 352 shares, respectively ]	1,982	3,719
Capital shares issued in reinvestment of dividends [ 428 and 675 shares, respectively ]	4,367	7,552
Capital shares repurchased [ (402) and (71) shares , respectively]	(4,111)	(823)

Total Class R transactions	2,238	10,448

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	2,002,227	(8,939,774)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,406,380	(24,318,845)
NET ASSETS:
Beginning of year	50,991,230	75,310,075

End of year	$52,397,610	$50,991,230

See Notes to Financial Statements.

1290 FUNDS

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,
Class A	2023	2022		2021		2020		2019
Net asset value, beginning of year	$9.94	$12.54		$11.47		$11.23		$10.61

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.46	0.16		0.07		0.12		0.18
Net realized and unrealized gain (loss)	0.10	(1.46)		1.91		0.70		0.91

Total from investment operations	0.56	(1.30)		1.98		0.82		1.09

Less distributions:
Dividends from net investment income	(0.45)	(0.24)		(0.12)		(0.18)		(0.17)
Distributions from net realized gains	(0.20)	(1.06)		(0.79)		(0.40)		(0.30)

Total dividends and distributions	(0.65)	(1.30)		(0.91)		(0.58)		(0.47)

Net asset value, end of year	$9.85	$9.94		$12.54		$11.47		$11.23

Total return	5.53%	(11.35)%		18.12%		7.64%		10.73%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,717	$4,469		$5,104		$3,520		$2,081
Ratio of expenses to average net assets:
After waivers (f)	1.05%	1.14	%(j)	1.16	%(k)	1.16	%(k)	1.15	%(k)
Before waivers (f)	1.58%	1.68%		1.48%		1.61%		1.67%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	4.55%	1.52	%(x)	0.59	%(x)	1.05	%(x)	1.70	%(x)
Before waivers (f)	4.01%	0.98	%(x)	0.28	%(x)	0.60	%(x)	1.19	%(x)
Portfolio turnover rate^	202%	255	%*	106%		131%		63%

	Year Ended October 31,
Class I	2023	2022		2021		2020		2019
Net asset value, beginning of year	$9.95	$12.57		$11.49		$11.25		$10.63

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.49	0.18		0.10		0.15		0.21
Net realized and unrealized gain (loss)	0.09	(1.45)		1.92		0.70		0.91

Total from investment operations	0.58	(1.27)		2.02		0.85		1.12

Less distributions:
Dividends from net investment income	(0.47)	(0.29)		(0.15)		(0.21)		(0.20)
Distributions from net realized gains	(0.20)	(1.06)		(0.79)		(0.40)		(0.30)

Total dividends and distributions	(0.67)	(1.35)		(0.94)		(0.61)		(0.50)

Net asset value, end of year	$9.86	$9.95		$12.57		$11.49		$11.25

Total return	5.77%	(11.10)%		18.47%		7.89%		11.00%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$47,512	$46,354		$70,007		$62,303		$59,997
Ratio of expenses to average net assets:
After waivers (f)	0.80%	0.89	%(j)	0.91	%(k)	0.91	%(k)	0.90	%(k)
Before waivers (f)	1.33%	1.40%		1.23%		1.36%		1.42%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	4.80%	1.66	%(x)	0.85	%(x)	1.35	%(x)	1.95	%(x)
Before waivers (f)	4.27%	1.15	%(x)	0.53	%(x)	0.89	%(x)	1.43	%(x)
Portfolio turnover rate^	202%	255	%*	106%		131%		63%

See Notes to Financial Statements.

1290 FUNDS

1290 LOOMIS SAYLES MULTI-ASSET INCOME FUND

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended October 31,
Class R	2023	2022		2021		2020		2019
Net asset value, beginning of year	$9.94	$12.51		$11.44		$11.21		$10.59

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.44	0.13		0.04		0.09		0.15
Net realized and unrealized gain (loss)	0.08	(1.45)		1.92		0.70		0.91

Total from investment operations	0.52	(1.32)		1.96		0.79		1.06

Less distributions:
Dividends from net investment income	(0.42)	(0.19)		(0.10)		(0.16)		(0.14)
Distributions from net realized gains	(0.20)	(1.06)		(0.79)		(0.40)		(0.30)

Total dividends and distributions	(0.62)	(1.25)		(0.89)		(0.56)		(0.44)

Net asset value, end of year	$9.84	$9.94		$12.51		$11.44		$11.21

Total return	5.18%	(11.52)%		17.87%		7.30%		10.46%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$168	$168		$199		$179		$168
Ratio of expenses to average net assets:
After waivers (f)	1.30%	1.39	%(j)	1.41	%(k)	1.41	%(k)	1.40	%(k)
Before waivers (f)	1.83%	1.93%		1.73%		1.86%		1.92%
Ratio of net investment income (loss) to average net assets:
After waivers (f)	4.30%	1.26	%(x)	0.35	%(x)	0.84	%(x)	1.44	%(x)
Before waivers (f)	3.77%	0.72	%(x)	0.03	%(x)	0.39	%(x)	0.93	%(x)
Portfolio turnover rate^	202%	255	%*	106%		131%		63%
*	The portfolio turnover rate calculation includes purchase and sales made as a result of the replacement of the sub-adviser.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.17% for Class A, 0.92% for Class I and 1.42% for Class R.
(k)	Including direct and indirect expenses, the net expense ratio after waivers would be 1.20% for Class A, 0.95% for Class I and 1.45% for Class R.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.

See Notes to Financial Statements.

1290 MULTI-ALTERNATIVE STRATEGIES FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/23

		1 Year	5 Years	Since Incept.
Fund – Class A Shares*	without Sales Charge	1.48%	0.25%	0.35%
	with Sales Charge (a)	(4.11)	(0.87)	(0.33)
Fund – Class I Shares*		1.63	0.48	0.59
Fund – Class R Shares*		1.10	0.00	0.09
ICE BofA U.S. 3-Month Treasury Bill Index		4.80	1.78	1.39

* Date of inception 7/6/15. (a)A 5.50% front-end sales charge was deducted. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I shares of the 1290 Multi-Alternative Strategies Fund and the ICE BofA U.S. 3-Month Treasury Bill Index from 7/6/15 to 10/31/23. The performance of the ICE BofA U.S. 3-Month Treasury Bill Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the ICE BofA U.S. 3-Month Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2023, the gross expense ratios for Class A, I and R shares were 2.31%, 2.06% and 2.56%, respectively. The net expense ratios for Class A, I and R shares were 1.10%, 0.85% and 1.35%, respectively. The net expense ratios reflect the Adviser’s decision to contractually limit expenses through April 30, 2024. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 1.63% for the year ended October 31, 2023. The Fund’s benchmark, the ICE BofA U.S. 3-Month Treasury Bill Index, returned 4.80% over the same year.

Overview

The global markets reflected conflicting expectations for central bank interest-rate policies and global economic resilience in the face of higher inflation, rising borrowing costs and an uneven recovery from the stresses of COVID-19.

Alternative sectors and strategies reflected the same pressures faced by conventional equities and bonds, as concerns vacillated between optimism over the direction of inflation and interest rates, and concern over the impact of higher interest rates on economic activity. On balance, the Fund’s gains from sectors that benefitted from robust economic activity were offset by losses in those that were hampered by higher inflation and interest rates.

Fund Highlights

What helped performance during the year?

•	The Fund’s allocation to commodities (mainly precious metals) was the top contributor as investors sought out protection from geopolitical events and industrial demand drove prices higher.

•	The Fund’s allocation to Long/Short Equity added to performance with the main contributor coming from long exposure to large, online technology retailers.

What hurt performance during the year?

•	Managed futures exposure detracted as price action reversals and uncertainty across global markets made trend-following difficult.

•	Exposure to global real estate detracted as higher interest rates, inflation, and volatility drove up risk premiums throughout the asset class.

1290 MULTI-ALTERNATIVE STRATEGIES FUND (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities)

As of October 31, 2023
Fixed Income	26.3%
Equity	26.2
Alternatives	24.7
Commodity	12.2
Investment Company	10.6

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of October 31, 2023
iShares Convertible Bond ETF	14.1%
iMGP DBi Managed Futures Strategy ETF	13.0
Vanguard Short-Term Inflation-Protected Securities ETF	12.2
IQ Merger Arbitrage ETF	11.8
Invesco Government & Agency Portfolio, Institutional Shares	10.1
JPMorgan Equity Premium Income ETF	10.1
Invesco DB Precious Metals Fund	6.4
iShares Core US REIT ETF	5.5
Vanguard Global ex-U.S. Real Estate ETF	5.5
JPMorgan Nasdaq Equity Premium Income ETF	5.1

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A and Class R shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2023 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid During Period* 5/1/23 - 10/31/23
Class A
Actual	$1,000.00	$998.80	$5.54
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class I
Actual	1,000.00	998.80	4.28
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33
Class R
Actual	1,000.00	996.50	6.78
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.41	6.86

* Expenses are equal to the Fund’s A, I and R shares annualized expense ratio of 1.10%, 0.85% and 1.35%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

PORTFOLIO OF INVESTMENTS

October 31, 2023

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Alternatives (27.5%)
iMGP DBi Managed Futures Strategy ETF (x)	69,260	$1,993,995
IQ Merger Arbitrage ETF*	57,370	1,805,434

Total Alternatives		3,799,429

Commodity (13.6%)
Invesco DB Agriculture Fund	20,750	456,708
Invesco DB Energy Fund	19,500	437,385
Invesco DB Precious Metals Fund	19,380	980,240

Total Commodity		1,874,333

Equity (29.0%)
iShares Core US REIT ETF (x)	18,710	843,447
JPMorgan Equity Premium Income ETF (x)	29,550	1,554,921
JPMorgan Nasdaq Equity Premium Income ETF (x)	16,840	777,334
Vanguard Global ex-U.S. Real Estate ETF (x)	22,440	839,032

Total Equity		4,014,734

Fixed Income (29.2%)
iShares Convertible Bond ETF	30,480	2,160,423
Vanguard Short-Term Inflation-Protected Securities ETF	39,710	1,871,929

Total Fixed Income		4,032,352

Total Exchange Traded Funds (99.3%) (Cost $14,591,176)		13,720,848

SHORT-TERM INVESTMENTS:
Investment Companies (11.8%)
Dreyfus Treasury Obligations Cash Management Fund 5.24% (7 day yield) (xx)	68,519	68,519
Invesco Government & Agency Portfolio, Institutional Shares 5.27% (7 day yield) (xx)	1,555,763	1,555,763

Total Investment Companies		1,624,282

Total Short-Term Investments (11.8%) (Cost $1,624,282)		1,624,282

Total Investments in Securities (111.1%) (Cost $16,215,458)		15,345,130
Other Assets Less Liabilities (-11.1%)		(1,533,570)

Net Assets (100%)		$13,811,560

*	Non-income producing.
(x)	All or a portion of security is on loan at October 31, 2023.
(xx)

At October 31, 2023, the Fund had loaned securities with a total value of $1,702,363. This was collateralized by $104,888 of various U.S. Government Treasury Securities, ranging from 0.125% - 5.538%, maturing 1/15/24 - 2/15/51 and by cash of $1,624,282 which was subsequently invested in investment companies as detailed in the Notes to the Financial Statements.

Glossary:

REIT	— Real Estate Investment Trust

Investments in companies which were affiliates for the year ended October 31, 2023, were as follows:

Security Description	Shares at October 31, 2023	Market Value October 31, 2022 ($)	Purchases at Cost ($)	Proceeds from Sales ($)	Net Realized Gain (Loss) ($)	Change in Unrealized Appreciation/ (Depreciation) ($)	Market Value October 31, 2023 ($)	Dividend/ Interest Income ($)	Capital Gain Distributions ($)
EXCHANGE TRADED FUNDS (ETF):
Alternatives
ProShares Long Online/Short Stores ETF	—	739,937	—	(879,050)	(424,659)	563,772	—	—	—

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2023:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$13,720,848	$—	$—	$13,720,848
Short-Term Investments
Investment Companies	1,624,282	—	—	1,624,282

Total Assets	$15,345,130	$—	$—	$15,345,130

Total Liabilities	$—	$—	$—	$—

Total	$15,345,130	$—	$—	$15,345,130

The Fund held no derivatives contracts during the year ended October 31, 2023.

Investment security transactions for the year ended October 31, 2023 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$9,809,352
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$8,653,407

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$159,449
Aggregate gross unrealized depreciation	(1,764,641)

Net unrealized depreciation	$(1,605,192)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$16,950,322

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2023

ASSETS
Investments in Securities, at value (x) (Cost $16,215,458)	$15,345,130
Cash	106,491
Prepaid registration and filing fees	14,885
Receivable for Fund shares sold	7,908
Receivable from investment adviser	3,223
Securities lending income receivable	444
Other assets	100

Total assets	15,478,181

LIABILITIES
Payable for return of collateral on securities loaned	1,624,282
Transfer agent fees payable	1,303
Distribution fees payable – Class A	71
Distribution fees payable – Class R	49
Trustees’ fees payable	44
Accrued expenses	40,872

Total liabilities	1,666,621

Commitments and contingent liabilities^
NET ASSETS	$13,811,560

Net assets were comprised of:
Paid in capital	$16,015,939
Total distributable earnings (loss)	(2,204,379)

Net assets	$13,811,560

Class A
Net asset value and redemption price per share, $334,537 / 38,695 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.65
Maximum sales charge (5.50% of offering price)	0.50

Maximum offering price per share	$9.15

Class I
Net asset value, offering and redemption price per share, $13,361,381 / 1,542,382 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.66

Class R
Net asset value, offering and redemption price per share, $115,642 / 13,452 shares outstanding (unlimited amount authorized: $0.001 par value)	$8.60

(x)	Includes value of securities on loan of $1,702,363.
^	See Note 2 in Notes to the Financial Statements.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2023

INVESTMENT INCOME
Dividends	$258,704
Interest	4,469
Securities lending (net)	11,349

Total income	274,522

EXPENSES
Investment advisory fees	66,126
Professional fees	49,936
Registration and filing fees	31,498
Administrative fees	30,000
Transfer agent fees	28,200
Printing and mailing expenses	15,955
Custodian fees	6,000
Distribution fees – Class A	989
Distribution fees – Class R	628
Trustees’ fees	380
Miscellaneous	7,154

Gross expenses	236,866
Less: Waiver from investment adviser	(96,126)
Reimbursement from investment adviser	(26,715)

Net expenses	114,025

NET INVESTMENT INCOME (LOSS)	160,497

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities ($(424,659) realized gain (loss) from affiliates)	(950,553)
Net change in unrealized appreciation (depreciation) on investments in securities ($563,772 of change in unrealized appreciation (depreciation) from affiliates)	995,666

NET REALIZED AND UNREALIZED GAIN (LOSS)	45,113

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$205,610

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2023	2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$160,497	$251,984
Net realized gain (loss)	(950,553)	(229,458)
Net change in unrealized appreciation (depreciation)	995,666	(2,219,996)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	205,610	(2,197,470)

Distributions to shareholders:
Class A	(11,013)	(61,473)
Class I	(335,910)	(1,528,806)
Class R	(2,987)	(14,470)

Total distributions to shareholders	(349,910)	(1,604,749)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 8,423 and 1,395 shares, respectively ]	72,435	12,851
Capital shares issued in reinvestment of dividends [ 1,008 and 5,213 shares, respectively ]	8,798	51,140
Capital shares repurchased [ (21,036) and (15,796) shares, respectively]	(185,838)	(152,199)

Total Class A transactions	(104,605)	(88,208)

Class I
Capital shares sold [ 363,062 and 167,874 shares, respectively ]	3,174,290	1,614,312
Capital shares issued in reinvestment of dividends [ 10,989 and 50,070 shares, respectively ]	95,937	491,182
Capital shares repurchased [ (208,932) and (262,372) shares, respectively]	(1,836,161)	(2,468,330)

Total Class I transactions	1,434,066	(362,836)

Class R
Capital shares sold [ 1,098 and 3,306 shares, respectively ]	9,495	30,745
Capital shares issued in reinvestment of dividends [ 116 and 449 shares, respectively ]	1,005	4,393
Capital shares repurchased [ (2,826) and (5,334) shares, respectively]	(24,515)	(52,577)

Total Class R transactions	(14,015)	(17,439)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,315,446	(468,483)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,171,146	(4,270,702)
NET ASSETS:
Beginning of year	12,640,414	16,911,116

End of year	$13,811,560	$12,640,414

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,
Class A	2023	2022	2021		2020		2019
Net asset value, beginning of year	$8.74	$11.27	$9.92		$10.32		$10.02

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.09	0.15	0.26		0.10		0.11
Net realized and unrealized gain (loss)	0.04	(1.65)	1.15		(0.30)		0.28

Total from investment operations	0.13	(1.50)	1.41		(0.20)		0.39

Less distributions:
Dividends from net investment income	(0.22)	(0.16)	(0.06)		(0.20)		(0.04)
Distributions from net realized gains	—	(0.87)	—		—		(0.05)

Total dividends and distributions	(0.22)	(1.03)	(0.06)		(0.20)		(0.09)

Net asset value, end of year	$8.65	$8.74	$11.27		$9.92		$10.32

Total return	1.48%	(14.28)%	14.24%		(2.01)%		3.98%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$335	$440	$670		$556		$627
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%	1.10%	1.13	%(j)	1.06	***(k)	1.07	%**(o)
Before waivers and reimbursements (f)	2.01%	1.86%	1.78%		1.97%		1.89%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.07%	1.55%	2.34	%(x)	1.03	%(x)	1.12	%(x)
Before waivers and reimbursements (f)	0.16%	0.79%	1.69	%(x)	0.12	%(x)	0.30	%(x)
Portfolio turnover rate^	66%	26%	66%		15%		8%

	Year Ended October 31,
Class I	2023	2022	2021		2020		2019
Net asset value, beginning of year	$8.76	$11.29	$9.94		$10.34		$10.04

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.11	0.17	0.27		0.13		0.13
Net realized and unrealized gain (loss)	0.03	(1.64)	1.16		(0.31)		0.29

Total from investment operations	0.14	(1.47)	1.43		(0.18)		0.42

Less distributions:
Dividends from net investment income	(0.24)	(0.19)	(0.08)		(0.22)		(0.07)
Distributions from net realized gains	—	(0.87)	—		—		(0.05)

Total dividends and distributions	(0.24)	(1.06)	(0.08)		(0.22)		(0.12)

Net asset value, end of year	$8.66	$8.76	$11.29		$9.94		$10.34

Total return	1.63%	(14.04)%	14.48%		(1.76)%		4.25%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$13,361	$12,070	$16,054		$13,776		$17,783
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.85%	0.85%	0.88	%(j)	0.81	***(k)	0.82	%**(o)
Before waivers and reimbursements (f)	1.78%	1.61%	1.53%		1.71%		1.63%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.22%	1.75%	2.45	%(x)	1.36	%(x)	1.32	%(x)
Before waivers and reimbursements (f)	0.29%	0.99%	1.80	%(x)	0.46	%(x)	0.50	%(x)
Portfolio turnover rate^	66%	26%	66%		15%		8%

See Notes to Financial Statements.

1290 FUNDS

1290 MULTI-ALTERNATIVE STRATEGIES FUND

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended October 31,
Class R	2023	2022	2021		2020		2019
Net asset value, beginning of year	$8.70	$11.21	$9.87		$10.27		$9.97

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.07	0.12	0.21		0.06		0.08
Net realized and unrealized gain (loss)	0.03	(1.62)	1.16		(0.29)		0.29

Total from investment operations	0.10	(1.50)	1.37		(0.23)		0.37

Less distributions:
Dividends from net investment income	(0.20)	(0.14)	(0.03)		(0.17)		(0.02)
Distributions from net realized gains	—	(0.87)	—		—		(0.05)

Total dividends and distributions	(0.20)	(1.01)	(0.03)		(0.17)		(0.07)

Net asset value, end of year	$8.60	$8.70	$11.21		$9.87		$10.27

Total return	1.10%	(14.39)%	13.95%		(2.27)%		3.74%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$116	$131	$187		$136		$116
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.35%	1.35%	1.38	%(j)	1.31	***(k)	1.32	%**(o)
Before waivers and reimbursements (f)	2.27%	2.11%	2.03%		2.23%		2.13%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.77%	1.25%	1.96	%(x)	0.65	%(x)	0.78	%(x)
Before waivers and reimbursements (f)	(0.15)%	0.48%	1.31	%(x)	(0.26	)%(x)	(0.04	)%(x)
Portfolio turnover rate ^	66%	26%	66%		15%		8%
**	Includes Tax expense of 0.04.
***	Includes Tax expense of 0.01.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.60% for Class A, 1.35% for Class I and 1.85% for Class R.
(k)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.66% for Class A, 1.41% for Class I and 1.91% for Class R
(o)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 1.69% for Class A, 1.44% for Class I and 1.94% for Class R.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.

See Notes to Financial Statements.

1290 RETIREMENT 2020 FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/23

	1 Year	5 Years	Since Incept.
Fund – Class I Shares*	2.52%	3.07%	3.31%
S&P Target Date 2020 Index	4.80	3.90	3.97

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I shares of the 1290 Retirement 2020 Fund and the S&P Target Date 2020 Index from 2/27/17 to 10/31/23. The performance of the S&P Target Date 2020 Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2023, the gross expense ratio including acquired fund fees for Class I shares was 1.96%. The net expense ratio for Class I shares was 0.65%. The net expense ratio reflects the Adviser’s decision to contractually limit expenses through April 30, 2024. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 2.52% for the year ended October 31, 2023. The Fund’s benchmark, the S&P Target Date 2020 Index, returned 4.80% over the same year.

Overview

Market notes

The Fund’s asset allocation covers the global equity and bond markets, and includes positions in low-volatility securities. The global markets reflected conflicting expectations for central bank interest-rate policies and global economic resilience in the face of higher inflation, rising borrowing costs and an uneven global recovery from the stresses of the COVID-19 and post-COVID era.

U.S. large-cap stocks delivered positive returns of 10.1% for the 12-month period ending 10/31/23 for the S&P 500 Index, with the bulk of gains attributable to a handful of mega-cap technology stocks. U.S. small-cap stocks fell sharply, with the Russell 2000 Index down 8.6% for the period. The rest of the developed world outpaced the U.S., with a 14.4% rise in the MSCI EAFE Index. Low-volatility stock returns in both the U.S. and the rest of the world were muted, with the MSCI All Country World Minimum Volatility Index up only 3.6%. Turning to the fixed-income markets, U.S. bonds contributed a 0.4% increase from the Bloomberg U.S. Aggregate Bond Index, with more substantial rewards further out the credit spectrum as the ICE BofA U.S. High Yield Index rose 5.9%.

What helped performance during the year?

•

In terms of equity, the Fund’s 46% allocation to equities contributed 86% of total return from an absolute perspective. The top contributors within equities were U.S. large-cap stocks and developed-world (international) equities.

•	The Fund’s 54% allocation to bonds contributed only 14% of total absolute return, mainly from exposure to U.S. high-yield bonds and short-duration government and corporate securities.

What hurt performance during the year?

•	Low-volatility exposure detracted across domestic, international, and emerging equity markets with market cap methodologies leading low volatility methodologies over the year.

•	Holding less exposure to short duration securities than the benchmark in a rising rate environment hurt relative performance.

1290 RETIREMENT 2020 FUND (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities)

As of October 31, 2023
Fixed Income	49.7%
Equity	39.3
Investment Company	11.0

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of October 31, 2023
iShares Core U.S. Aggregate Bond ETF	28.0%
iShares Core S&P Total US Stock Market ETF	13.8
Invesco Government & Agency Portfolio, Institutional Shares	7.7
iShares TIPS Bond ETF	7.5
Vanguard Short-Term Bond ETF	6.5
iShares Core MSCI EAFE ETF	5.1
iShares MSCI USA Min Vol Factor ETF	4.8
Invesco S&P 500 Low Volatility ETF	4.8
Vanguard Total International Bond ETF	4.2
iShares Broad USD High Yield Corporate Bond ETF	3.6
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2023 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid During Period* 5/1/23 - 10/31/23
Class I
Actual	$1,000.00	$958.10	$2.73
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.41	2.82

* Expenses are equal to the Fund’s I shares annualized expense ratio of 0.55%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2020 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2023

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (44.0%)
Invesco S&P 500 Low Volatility ETF	6,140	$358,453
Invesco S&P Emerging Markets Low Volatility ETF	1,170	25,740
Invesco S&P International Developed Low Volatility ETF	7,530	194,349
Invesco S&P MidCap Low Volatility ETF	4,010	193,331
Invesco S&P SmallCap Low Volatility ETF	1,860	71,331
iShares Core MSCI EAFE ETF	6,090	379,773
iShares Core MSCI Emerging Markets ETF	1,050	48,237
iShares Core S&P Total US Stock Market ETF	11,240	1,030,371
iShares MSCI EAFE Min Vol Factor ETF	2,960	189,618
iShares MSCI Emerging Markets Min Vol Factor ETF	450	23,274
iShares MSCI USA Min Vol Factor ETF	5,000	358,750
SPDR SSGA US Small Cap Low Volatility Index ETF	770	73,051

Total Equity		2,946,278

Fixed Income (55.6%)
iShares Broad USD High Yield Corporate Bond ETF (x)	7,910	270,443
iShares Core U.S. Aggregate Bond ETF (x)	22,670	2,092,668
iShares TIPS Bond ETF	5,430	558,204
Vanguard Short-Term Bond ETF	6,450	483,879
Vanguard Total International Bond ETF	6,540	311,827

Total Fixed Income		3,717,021

Total Exchange Traded Funds (99.6%) (Cost $7,205,304)		6,663,299

SHORT-TERM INVESTMENTS:
Investment Companies (12.3%)
BlackRock Liquidity FedFund, Institutional Shares 5.24% (7 day yield) (xx)	75,000	75,000
Dreyfus Treasury Obligations Cash Management Fund 5.24% (7 day yield) (xx)	100,000	100,000
Goldman Sachs Financial Square Government Fund 5.26% (7 day yield) (xx)	70,000	70,000
Invesco Government & Agency Portfolio, Institutional Shares 5.27% (7 day yield) (xx)	574,452	574,452

Total Investment Companies		819,452

Total Short-Term Investments (12.3%) (Cost $819,452)		819,452

Total Investments in Securities (111.9%) (Cost $8,024,756)		7,482,751
Other Assets Less Liabilities (-11.9%)		(794,605)

Net Assets (100%)		$6,688,146

(x)	All or a portion of security is on loan at October 31, 2023.
(xx)

At October 31, 2023, the Fund had loaned securities with a total value of $1,029,049. This was collateralized by $230,469 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.125%, maturing 11/7/23 - 11/15/52 and by cash of $819,452 which was subsequently invested in investment companies as detailed in the Notes to the Financial Statements.

Glossary:

TIPS	— Treasury Inflation Protected Security

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2023:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$6,663,299	$—	$—	$6,663,299
Short-Term Investments
Investment Companies	819,452	—	—	819,452

Total Assets	$7,482,751	$—	$—	$7,482,751

Total Liabilities	$—	$—	$—	$—

Total	$7,482,751	$—	$—	$7,482,751

The Fund held no derivatives contracts during the year ended October 31, 2023.

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2020 FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

Investment security transactions for the year ended October 31, 2023 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$352,935
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,654,851

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$248,007
Aggregate gross unrealized depreciation	(852,960)

Net unrealized depreciation	$(604,953)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$8,087,704

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2020 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2023

ASSETS
Investments in Securities, at value (x) (Cost $8,024,756)	$7,482,751
Cash	52,471
Receivable from investment adviser	7,170
Prepaid registration and filing fees	4,640
Receivable for Fund shares sold	1,831
Securities lending income receivable	335
Other assets	86

Total assets	7,549,284

LIABILITIES
Payable for return of collateral on securities loaned	819,452
Accrued professional fees	36,876
Transfer agent fees payable	1,750
Trustees’ fees payable	61
Accrued expenses	2,999

Total liabilities	861,138

Commitments and contingent liabilities^

NET ASSETS	$6,688,146

Net assets were comprised of:
Paid in capital	$7,085,410
Total distributable earnings (loss)	(397,264)

Net assets	$6,688,146

Class I
Net asset value, offering and redemption price per share, $6,688,146 / 696,683 shares outstanding (unlimited amount authorized: $0.001 par value)	$9.60

(x)	Includes value of securities on loan of $1,029,049.
^	See Note 2 in Notes to the Financial Statements.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2023

INVESTMENT INCOME
Dividends	$206,461
Interest	1,810
Securities lending (net)	6,544

Total income	214,815

EXPENSES
Professional fees	45,904
Investment advisory fees	38,831
Administrative fees	30,000
Registration and filing fees	19,544
Printing and mailing expenses	12,523
Transfer agent fees	11,200
Custodian fees	5,800
Trustees’ fees	236
Miscellaneous	5,260

Gross expenses	169,298
Less: Waiver from investment adviser	(68,831)
Reimbursement from investment adviser	(57,383)

Net expenses	43,084

NET INVESTMENT INCOME (LOSS)	171,731

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	87,190
Net change in unrealized appreciation (depreciation) on investments in securities	10,000

NET REALIZED AND UNREALIZED GAIN (LOSS)	97,190

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$268,921

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2020 FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2023	2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	171,731	$210,786
Net realized gain (loss)	87,190	560,795
Net change in unrealized appreciation (depreciation)	10,000	(2,153,728)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	268,921	(1,382,147)

Distributions to shareholders:
Class I	(774,969)	(629,769)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [ 39,358 and 128,678 shares, respectively ]	390,126	1,497,807
Capital shares issued in reinvestment of dividends [ 66,431 and 39,292 shares, respectively ]	653,020	473,869
Capital shares repurchased [ (174,676) and (418,154) shares, respectively]	(1,754,007)	(4,864,426)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(710,861)	(2,892,750)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,216,909)	(4,904,666)
NET ASSETS:
Beginning of year	7,905,055	12,809,721

End of year	$6,688,146	$7,905,055

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2020 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,
Class I	2023		2022		2021		2020		2019
Net asset value, beginning of year	$10.33		$12.61		$11.30		$11.57		$10.49

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.22		0.25		0.17		0.22		0.23
Net realized and unrealized gain (loss)	0.07		(1.91)		1.60		(0.10)		1.05

Total from investment operations	0.29		(1.66)		1.77		0.12		1.28

Less distributions:
Dividends from net investment income	(0.27)		(0.15)		(0.20)		(0.24)		(0.15)
Distributions from net realized gains	(0.75)		(0.47)		(0.26)		(0.15)		(0.05)

Total dividends and distributions	(1.02)		(0.62)		(0.46)		(0.39)		(0.20)

Net asset value, end of year	$9.60		$10.33		$12.61		$11.30		$11.57

Total return	2.52%		(13.85)%		15.99%		1.03%		12.37%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,688		$7,905		$12,810		$12,168		$10,791
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.55	%(j)	0.55	%(j)	0.54	%(j)	0.53	%**(j)	0.54	%(j)
Before waivers and reimbursements (f)	2.18%		1.86%		1.60%		1.93%		2.09%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	2.21%		2.18%		1.38%		1.95%		2.10%
Before waivers and reimbursements (f)(x)	0.59%		0.87%		0.31%		0.56%		0.55%
Portfolio turnover rate^	5%		13%		17%		32%		18%
**	Includes tax expense of less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65% .
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.

See Notes to Financial Statements.

1290 RETIREMENT 2025 FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/23

	1 Year	5 Years	Since Incept.
Fund – Class I Shares*	2.94%	3.60%	3.90%
S&P Target Date 2025 Index	5.09	4.60	4.66

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I shares of the 1290 Retirement 2025 Fund and the S&P Target Date 2025 Index from 2/27/17 to 10/31/23. The performance of the S&P Target Date 2025 Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2023, the gross expense ratio including acquired fund fees for Class I shares was 1.36%. The net expense ratio for Class I shares was 0.65%. The net expense ratio reflects the Adviser’s decision to contractually limit expenses through April 30, 2024. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 2.94% for the year ended October 31, 2023. The Fund’s benchmark, the S&P Target Date 2025 Index, returned 5.09% over the same year.

Overview

Market notes

The Fund’s asset allocation covers the global equity and bond markets, and includes positions in low-volatility securities. The global markets reflected conflicting expectations for central bank interest-rate policies and global economic resilience in the face of higher inflation, rising borrowing costs and an uneven global recovery from the stresses of the COVID-19 and post-COVID era.

U.S. large-cap stocks delivered positive returns of 10.1% for the 12-month period ending 10/31/23 for the S&P 500 Index, with the bulk of gains attributable to a handful of mega-cap technology stocks. U.S. small-cap stocks fell sharply, with the Russell 2000 Index down 8.6% for the period. The rest of the developed world outpaced the U.S., with a 14.4% rise in the MSCI EAFE Index. Low-volatility stock returns in both the U.S. and the rest of the world were muted, with the MSCI All Country World Minimum Volatility Index up only 3.6%. Turning to the fixed-income markets, U.S. bonds contributed a 0.4% increase from the Bloomberg U.S. Aggregate Bond Index, with more substantial rewards further out the credit spectrum as the ICE BofA U.S. High Yield Index rose 5.9%.

What helped performance during the year?

•

In terms of equity, the Fund’s 56% allocation to equities contributed more than 92% of total return from an absolute perspective. The top contributors within equities were U.S. large-cap stocks and developed-world (international) equities.

•	The Fund’s 44% allocation to bonds contributed only around 8% of total absolute return, mainly from exposure to U.S. high-yield bonds and short-duration government and corporate securities.

What hurt performance during the year?

•	Low-volatility exposure detracted across domestic, international, and emerging equity markets with market cap methodologies leading low volatility methodologies over the year.

•	Holding less exposure to short duration securities than the benchmark in a rising rate environment hurt relative performance.

1290 RETIREMENT 2025 FUND (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of October 31, 2023
Equity	46.5%
Fixed Income	39.2
Investment Company	14.3

Top 10 Holdings (as a percentage of Total Investments in Securities) As of October 31, 2023
iShares Core U.S. Aggregate Bond ETF	24.6%
iShares Core S&P Total US Stock Market ETF	16.0
Invesco Government & Agency Portfolio, Institutional Shares	12.3
iShares TIPS Bond ETF	5.9
iShares Core MSCI EAFE ETF	5.7
iShares MSCI USA Min Vol Factor ETF	5.3
Invesco S&P 500 Low Volatility ETF	5.3
Vanguard Short-Term Bond ETF	3.4
Invesco S&P International Developed Low Volatility ETF	3.0
iShares MSCI EAFE Min Vol Factor ETF	2.9
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2023 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid During Period* 5/1/23 - 10/31/23
Class I
Actual	$1,000.00	$959.00	$2.70
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.44	2.79

* Expenses are equal to the Fund’s I shares annualized expense ratio of 0.55%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2025 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2023

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (53.9%)
Invesco S&P 500 Low Volatility ETF	15,520	$906,058
Invesco S&P Emerging Markets Low Volatility ETF	5,430	119,460
Invesco S&P International Developed Low Volatility ETF	19,670	507,683
Invesco S&P MidCap Low Volatility ETF	10,220	492,730
Invesco S&P SmallCap Low Volatility ETF	6,140	235,470
iShares Core MSCI EAFE ETF	15,710	979,676
iShares Core MSCI Emerging Markets ETF	5,270	242,104
iShares Core S&P Total US Stock Market ETF	30,170	2,765,684
iShares MSCI EAFE Min Vol Factor ETF	7,850	502,871
iShares MSCI Emerging Markets Min Vol Factor ETF	2,300	118,956
iShares MSCI USA Min Vol Factor ETF	12,770	916,247
SPDR SSGA US Small Cap Low Volatility Index ETF	2,420	229,589

Total Equity		8,016,528

Fixed Income (45.5%)
iShares Broad USD High Yield Corporate Bond ETF (x)	13,050	446,180
iShares Core U.S. Aggregate Bond ETF (x)	45,940	4,240,721
iShares TIPS Bond ETF	9,920	1,019,776
Vanguard Short-Term Bond ETF	7,770	582,905
Vanguard Total International Bond ETF	9,810	467,741

Total Fixed Income		6,757,323

Total Exchange Traded Funds (99.4%) (Cost $15,601,899)		14,773,851

SHORT-TERM INVESTMENTS:
Investment Companies (16.6%)
Dreyfus Treasury Obligations Cash Management Fund 5.24% (7 day yield) (xx)	300,000	300,000
Invesco Government & Agency Portfolio, Institutional Shares 5.27% (7 day yield) (xx)	2,119,882	2,119,882
JPMorgan Prime Money Market Fund, IM Shares 5.64% (7 day yield)	45,733	45,751

Total Investment Companies		2,465,633

Total Short-Term Investments (16.6%) (Cost $2,465,631)		2,465,633

Total Investments in Securities (116.0%) (Cost $18,067,530)		17,239,484
Other Assets Less Liabilities (-16.0%)		(2,372,358)

Net Assets (100%)		$14,867,126

(x)	All or a portion of security is on loan at October 31, 2023.
(xx)

At October 31, 2023, the Fund had loaned securities with a total value of $2,371,180. This was collateralized by $2,192 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.125%, maturing 11/7/23 - 11/15/52 and by cash of $2,419,882 which was subsequently invested in investment companies as detailed in the Notes to the Financial Statements.

Glossary:

TIPS	— Treasury Inflation Protected Security

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2023:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$14,773,851	$—	$—	$14,773,851
Short-Term Investments
Investment Companies	2,465,633	—	—	2,465,633

Total Assets	$17,239,484	$—	$—	$17,239,484

Total Liabilities	$—	$—	$—	$—

Total	$17,239,484	$—	$—	$17,239,484

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2025 FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

The Fund held no derivatives contracts during the year ended October 31, 2023.

Investment security transactions for the year ended October 31, 2023 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,969,218
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$3,935,934

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$649,678
Aggregate gross unrealized depreciation	(1,646,620)

Net unrealized depreciation	$(996,942)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$18,236,426

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2025 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2023

ASSETS
Investments in Securities, at value (x) (Cost $18,067,530)	$17,239,484
Cash	74,999
Receivable from investment adviser	6,275
Prepaid registration and filing fees	5,026
Receivable for Fund shares sold	2,913
Securities lending income receivable	1,773
Dividends, interest and other receivables	114
Other assets	182

Total assets	17,330,766

LIABILITIES
Payable for return of collateral on securities loaned	2,419,882
Transfer agent fees payable	1,338
Trustees’ fees payable	84
Accrued expenses	42,336

Total liabilities	2,463,640

Commitments and contingent liabilities^

NET ASSETS	$14,867,126

Net assets were comprised of:
Paid in capital	$15,309,888
Total distributable earnings (loss)	(442,762)

Net assets	$14,867,126

Class I
Net asset value, offering and redemption price per share, $14,867,126 / 1,446,875 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.28

(x)	Includes value of securities on loan of $2,371,180.
^	See Note 2 in Notes to the Financial Statements.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2023

INVESTMENT INCOME
Dividends	$425,015
Interest	2,627
Securities lending (net)	17,075

Total income	444,717

EXPENSES
Investment advisory fees	83,575
Professional fees	51,022
Administrative fees	30,000
Registration and filing fees	20,233
Printing and mailing expenses	13,610
Transfer agent fees	11,000
Custodian fees	8,700
Trustees’ fees	506
Miscellaneous	6,703

Gross expenses	225,349
Less: Waiver from investment adviser	(113,575)
Reimbursement from investment adviser	(20,021)

Net expenses	91,753

NET INVESTMENT INCOME (LOSS)	352,964

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	285,691
Net change in unrealized appreciation (depreciation) on investments in securities	(78,351)

NET REALIZED AND UNREALIZED GAIN (LOSS)	207,340

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$560,304

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2025 FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2023	2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$352,964	$385,185
Net realized gain (loss)	285,691	713,851
Net change in unrealized appreciation (depreciation)	(78,351)	(4,000,791)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	560,304	(2,901,755)

Distributions to shareholders:
Class I	(1,124,758)	(1,149,434)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [ 235,235 and 178,296 shares, respectively ]	2,505,220	2,067,080
Capital shares issued in reinvestment of dividends [ 107,018 and 91,808 shares, respectively ]	1,124,758	1,149,434
Capital shares repurchased [ (449,840) and (511,840) shares, respectively]	(4,795,626)	(6,148,922)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	(1,165,648)	(2,932,408)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,730,102)	(6,983,597)
NET ASSETS:
Beginning of year	16,597,228	23,580,825

End of year	$14,867,126	$16,597,228

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2025 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,
Class I	2023		2022		2021		2020		2019
Net asset value, beginning of year	$10.68		$13.13		$11.42		$11.81		$10.62

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.22		0.23		0.17		0.21		0.22
Net realized and unrealized gain (loss)	0.11		(2.00)		1.96		(0.15)		1.14

Total from investment operations	0.33		(1.77)		2.13		0.06		1.36

Less distributions:
Dividends from net investment income	(0.25)		(0.17)		(0.20)		(0.23)		(0.14)
Distributions from net realized gains	(0.48)		(0.51)		(0.22)		(0.22)		(0.03)

Total dividends and distributions	(0.73)		(0.68)		(0.42)		(0.45)		(0.17)

Net asset value, end of year	$10.28		$10.68		$13.13		$11.42		$11.81

Total return	2.94%		(14.20)%		19.05%		0.47%		12.99%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$14,867		$16,597		$23,581		$20,456		$19,202
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.55	%(j)	0.55	%(j)	0.54	%(j)	0.54	%**(j)	0.54	%(j)
Before waivers and reimbursements (f)	1.35%		1.26%		1.18%		1.43%		1.58%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	2.11%		2.00%		1.33%		1.88%		1.99%
Before waivers and reimbursements (f)(x)	1.31%		1.29%		0.68%		0.99%		0.95%
Portfolio turnover rate^	12%		7%		17%		34%		23%
**	Includes tax expense of less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65% .
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.

See Notes to Financial Statements.

1290 RETIREMENT 2030 FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/23

	1 Year	5 Years	Since Incept.
Fund – Class I Shares*	3.20%	3.95%	4.25%
S&P Target Date 2030 Index	5.95	5.22	5.26

* Date of inception 2/27/17. Returnsfor periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I shares of the 1290 Retirement 2030 Fund and the S&P Target Date 2030 Index from 2/27/17 to 10/31/23. The performance of the S&P Target Date 2030 Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2023, the gross expense ratio including acquired fund fees for Class I shares was 1.96%. The net expense ratio for Class I shares was 0.65%. The net expense ratio reflects the Adviser’s decision to contractually limit expenses through April 30, 2024. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 3.20% for the year ended October 31, 2023. The Fund’s benchmark, the S&P Target Date 2030 Index, returned 5.95% over the same year.

Overview

Market notes

The Fund’s asset allocation covers the global equity and bond markets, and includes positions in low-volatility securities. The global markets reflected conflicting expectations for central bank interest-rate policies and global economic resilience in the face of higher inflation, rising borrowing costs and an uneven global recovery from the stresses of the COVID-19 and post-COVID era.

U.S. large-cap stocks delivered positive returns of 10.1% for the 12-month period ending 10/31/23 for the S&P 500 Index, with the bulk of gains attributable to a handful of mega-cap technology stocks. U.S. small-cap stocks fell sharply, with the Russell 2000 Index down 8.6% for the period. The rest of the developed world outpaced the U.S., with a 14.4% rise in the MSCI EAFE Index. Low-volatility stock returns in both the U.S. and the rest of the world were muted, with the MSCI All Country World Minimum Volatility Index up only 3.6%. Turning to the fixed-income markets, U.S. bonds contributed a 0.4% increase from the Bloomberg U.S. Aggregate Bond Index, with more substantial rewards further out the credit spectrum as the ICE BofA U.S. High Yield Index rose 5.9%.

What helped performance during the year?

•

In terms of equity, the Fund’s roughly 65% allocation to equities contributed 98% of total return from an absolute perspective. The top contributors within equities were U.S. large-cap stocks and developed-world (international) equities.

•	The Fund’s 35% allocation to bonds contributed only around 2% of total absolute return, mainly from a combination of U.S. high-yield bonds, and intermediate maturity securities.

What hurt performance during the year?

•	Low-volatility exposure detracted across domestic, international, and emerging equity markets with market cap methodologies leading low volatility methodologies over the year.

•	Holding less exposure to short duration securities than the benchmark in a rising rate environment hurt relative performance.

1290 RETIREMENT 2030 FUND (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities)

As of October 31, 2023
Equity	60.2%
Fixed Income	33.3
Investment Company	6.5

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of October 31, 2023
iShares Core U.S. Aggregate Bond ETF	25.0%
iShares Core S&P Total US Stock Market ETF	20.6
iShares Core MSCI EAFE ETF	7.7
iShares MSCI USA Min Vol Factor ETF	6.7
Invesco S&P 500 Low Volatility ETF	6.7
Invesco Government & Agency Portfolio, Institutional Shares	5.9
iShares TIPS Bond ETF	5.0
iShares MSCI EAFE Min Vol Factor ETF	3.9
Invesco S&P International Developed Low Volatility ETF	3.9
Invesco S&P MidCap Low Volatility ETF	3.8

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2023 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid During Period* 5/1/23 - 10/31/23
Class I
Actual	$1,000.00	$955.90	$2.68
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.46	2.78

* Expenses are equal to the Fund’s I shares annualized expense ratio of 0.55%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2030 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2023

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (64.5%)
Invesco S&P 500 Low Volatility ETF	11,060	$645,683
Invesco S&P Emerging Markets Low Volatility ETF	3,790	83,380
Invesco S&P International Developed Low Volatility ETF	14,530	375,019
Invesco S&P MidCap Low Volatility ETF	7,650	368,824
Invesco S&P SmallCap Low Volatility ETF	4,330	166,056
iShares Core MSCI EAFE ETF	11,800	735,848
iShares Core MSCI Emerging Markets ETF	3,510	161,249
iShares Core S&P Total US Stock Market ETF	21,610	1,980,989
iShares MSCI EAFE Min Vol Factor ETF	5,870	376,032
iShares MSCI Emerging Markets Min Vol Factor ETF	1,690	87,407
iShares MSCI USA Min Vol Factor ETF	9,010	646,468
SPDR SSGA US Small Cap Low Volatility Index ETF	1,690	160,333

Total Equity		5,787,288

Fixed Income (35.6%)
iShares Broad USD High Yield Corporate Bond ETF (x)	2,790	95,390
iShares Core U.S. Aggregate Bond ETF (x)	26,070	2,406,522
iShares TIPS Bond ETF	4,650	478,020
Vanguard Short-Term Bond ETF	1,680	126,033
Vanguard Total International Bond ETF	1,970	93,930

Total Fixed Income		3,199,895

Total Exchange Traded Funds (100.1%) (Cost $9,820,027)		8,987,183

SHORT-TERM INVESTMENTS:
Investment Companies (7.0%)
Dreyfus Treasury Obligations Cash Management Fund 5.24% (7 day yield) (xx)	57,098	57,098
Invesco Government & Agency Portfolio, Institutional Shares 5.27% (7 day yield) (xx)	569,390	569,390

Total Investment Companies		626,488

Total Short-Term Investments (7.0%) (Cost $626,488)		626,488

Total Investments in Securities (107.1%) (Cost $10,446,515)		9,613,671
Other Assets Less Liabilities (-7.1%)		(636,239)

Net Assets (100%)		$8,977,432

(x)	All or a portion of security is on loan at October 31, 2023.
(xx)

At October 31, 2023, the Fund had loaned securities with a total value $699,066. This was collateralized by $86,970 of various U.S. Government Treasury Securities, ranging from 0.000% - 6.125%, maturing 11/7/23 - 11/15/52 and by cash of $626,488 which was subsequently invested in investment companies as detailed in the Notes to the Financial Statements.

Glossary:

TIPS	— Treasury Inflation Protected Security

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2023:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$8,987,183	$—	$—	$8,987,183
Short-Term Investments
Investment Companies	626,488	—	—	626,488

Total Assets	$9,613,671	$—	$—	$9,613,671

Total Liabilities	$—	$—	$—	$—

Total	$9,613,671	$—	$—	$9,613,671

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2030 FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

The Fund held no derivatives contracts during the year ended October 31, 2023.

Investment security transactions for the year ended October 31, 2023 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,278,041
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$857,294

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$27,543
Aggregate gross unrealized depreciation	(918,814)

Net unrealized depreciation	$(891,271)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$10,504,942

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2030 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2023

ASSETS
Investments in Securities, at value (x) (Cost $10,446,515)	$9,613,671
Cash	19,953
Receivable from investment adviser	5,705
Prepaid registration and filing fees	4,692
Receivable for Fund shares sold	884
Securities lending income receivable	272
Dividends, interest and other receivables	33
Other assets	105

Total assets	9,645,315

LIABILITIES
Payable for return of collateral on securities loaned	626,488
Transfer agent fees payable	1,651
Accrued expenses	39,744

Total liabilities	667,883

Commitments and contingent liabilities^
NET ASSETS	$8,977,432

Net assets were comprised of:
Paid in capital	$9,666,891
Total distributable earnings (loss)	(689,459)

Net assets	$8,977,432

Class I
Net asset value, offering and redemption price per share, $8,977,432 / 845,820 shares outstanding (unlimited amount authorized: $0.001 par value)	$10.61

(x)	Includes value of securities on loan of $699,066.
^	See Note 2 in Notes to the Financial Statements.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2023

INVESTMENT INCOME
Dividends	$227,220
Interest	2,603
Securities lending (net)	5,421

Total income	235,244

EXPENSES
Professional fees	47,092
Investment advisory fees	46,461
Administrative fees	30,000
Registration and filing fees	19,570
Printing and mailing expenses	12,800
Transfer agent fees	11,100
Custodian fees	5,400
Trustees’ fees	270
Miscellaneous	5,156

Gross expenses	177,849
Less: Waiver from investment adviser	(76,461)
Reimbursement from investment adviser	(50,715)

Net expenses	50,673

NET INVESTMENT INCOME (LOSS)	184,571

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	54,485
Net change in unrealized appreciation (depreciation) on investments in securities	23,275

NET REALIZED AND UNREALIZED GAIN (LOSS)	77,760

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$262,331

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2030 FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2023	2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$184,571	$189,462
Net realized gain (loss)	54,485	513,771
Net change in unrealized appreciation (depreciation)	23,275	(2,171,060)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	262,331	(1,467,827)

Distributions to shareholders:
Class I	(714,090)	(251,074)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [ 142,572 and 232,188 shares, respectively ]	1,577,098	2,932,089
Capital shares issued in reinvestment of dividends [ 55,551 and 13,805 shares, respectively ]	603,279	181,124
Capital shares repurchased [ (117,723) and (284,398) shares , respectively]	(1,279,195)	(3,563,883)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	901,182	(450,670)

TOTAL INCREASE (DECREASE) IN NET ASSETS	449,423	(2,169,571)
NET ASSETS:
Beginning of year	8,528,009	10,697,580

End of year	$8,977,432	$8,528,009

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2030 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,
Class I	2023		2022		2021		2020		2019
Net asset value, beginning of year	$11.14		$13.31		$11.57		$11.89		$10.69

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.22		0.24		0.16		0.22		0.22
Net realized and unrealized gain (loss)	0.16		(2.13)		2.30		(0.30)		1.20

Total from investment operations	0.38		(1.89)		2.46		(0.08)		1.42

Less distributions:
Dividends from net investment income	(0.25)		(0.14)		(0.20)		(0.21)		(0.18)
Distributions from net realized gains	(0.66)		(0.14)		(0.52)		(0.03)		(0.04)

Total dividends and distributions	(0.91)		(0.28)		(0.72)		(0.24)		(0.22)

Net asset value, end of year	$10.61		$11.14		$13.31		$11.57		$11.89

Total return	3.20%		(14.52)%		21.98%		(0.68)%		13.56%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$8,977		$8,528		$10,698		$5,682		$6,724
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.55	%(j)	0.54	%(j)	0.54	%(j)	0.54	%**(j)	0.54	%(j)
Before waivers and reimbursements (f)	1.91%		1.85%		2.14%		2.88%		3.14%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.99%		1.97%		1.24%		1.95%		1.98%
Before waivers and reimbursements (f)(x)	0.62%		0.66%		(0.36)%		(0.40)%		(0.62)%
Portfolio turnover rate^	9%		30%		8%		38%		5%
**	Includes tax expense of less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65% .
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.

See Notes to Financial Statements.

1290 RETIREMENT 2035 FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/23

	1 Year	5 Years	Since Incept.
Fund – Class I Shares*	3.42%	4.27%	4.59%
S&P Target Date 2035 Index	6.95	5.87	5.89

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I shares of the 1290 Retirement 2035 Fund and the S&P Target Date 2035 Index from 2/27/17 to 10/31/22. The performance of the S&P Target Date 2035 Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2023, the gross expense ratio including acquired fund fees for Class I shares was 1.71%. The net expense ratio for Class I shares was 0.65%. The net expense ratio reflects the Adviser’s decision to contractually limit expenses through April 30, 2024. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 3.42% for the year ended October 31, 2023. The Fund’s benchmark, the S&P Target Date 2035 Index, returned 6.95% over the same year.

Overview

Market notes

The Fund’s asset allocation covers the global equity and bond markets, and includes positions in low-volatility securities. The global markets reflected conflicting expectations for central bank interest-rate policies and global economic resilience in the face of higher inflation, rising borrowing costs and an uneven global recovery from the stresses of the COVID-19 and post-COVID era.

U.S. large-cap stocks delivered positive returns of 10.1% for the 12-month period ending 10/31/23 for the S&P 500 Index, with the bulk of gains attributable to a handful of mega-cap technology stocks. U.S. small-cap stocks fell sharply, with the Russell 2000 Index down 8.6% for the period. The rest of the developed world outpaced the U.S., with a 14.4% rise in the MSCI EAFE Index. Low-volatility stock returns in both the U.S. and the rest of the world were muted, with the MSCI All Country World Minimum Volatility Index up only 3.6%. Turning to the fixed-income markets, U.S. bonds contributed a 0.4% increase from the Bloomberg U.S. Aggregate Bond Index, with more substantial rewards further out the credit spectrum as the ICE BofA U.S. High Yield Index rose 5.9%.

What helped performance during the year?

•

In terms of equity, the Fund’s roughly 73% allocation to equities contributed all the positive gains. The top contributors within equities were U.S. large-cap stocks and developed-world (international) equities.

•	The Fund’s 27% allocation to bonds saw flat, albeit slightly positive, returns from intermediate maturity securities.

What hurt performance during the year?

•	Low-volatility exposure detracted across domestic, international, and emerging equity markets with market cap methodologies leading low volatility methodologies over the year.

•	Holding no dedicated exposure to short duration securities in a rising rate environment hurt relative performance.

1290 RETIREMENT 2035 FUND (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities)

As of October 31, 2023
Equity	61.4%
Fixed Income	23.9
Investment Company	14.7

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of October 31, 2023
iShares Core S&P Total US Stock Market ETF	21.1%
iShares Core U.S. Aggregate Bond ETF	20.4
Invesco Government & Agency Portfolio, Institutional Shares	13.3
iShares Core MSCI EAFE ETF	7.7
Invesco S&P 500 Low Volatility ETF	7.0
iShares MSCI USA Min Vol Factor ETF	6.9
Invesco S&P International Developed Low Volatility ETF	4.0
Invesco S&P MidCap Low Volatility ETF	3.9
iShares MSCI EAFE Min Vol Factor ETF	3.9
iShares TIPS Bond ETF	3.6

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2023 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid During Period* 5/1/23 - 10/31/23
Class I
Actual	$1,000.00	$956.10	$2.67
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.48	2.76

* Expenses are equal to the Fund’s I shares annualized expense ratio of 0.54%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2035 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2023

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (71.5%)
Invesco S&P 500 Low Volatility ETF	14,230	$830,747
Invesco S&P Emerging Markets Low Volatility ETF	4,820	106,040
Invesco S&P International Developed Low Volatility ETF	18,190	469,484
Invesco S&P MidCap Low Volatility ETF	9,640	464,766
Invesco S&P SmallCap Low Volatility ETF	5,350	205,174
iShares Core MSCI EAFE ETF	14,770	921,057
iShares Core MSCI Emerging Markets ETF	4,550	209,027
iShares Core S&P Total US Stock Market ETF	27,380	2,509,925
iShares MSCI EAFE Min Vol Factor ETF (x)	7,230	463,154
iShares MSCI Emerging Markets Min Vol Factor ETF	1,960	101,371
iShares MSCI USA Min Vol Factor ETF	11,420	819,385
SPDR SSGA US Small Cap Low Volatility Index ETF	2,150	203,974

Total Equity		7,304,104

Fixed Income (27.9%)
iShares Core U.S. Aggregate Bond ETF (x)	26,250	2,423,138
iShares TIPS Bond ETF	4,150	426,620

Total Fixed Income		2,849,758

Total Exchange Traded Funds (99.4%) (Cost $10,217,128)		10,153,862

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Companies (17.1%)
Dreyfus Treasury Obligations Cash Management Fund 5.24% (7 day yield) (xx)	100,000	100,000
Invesco Government & Agency Portfolio, Institutional Shares 5.27% (7 day yield) (xx)	1,579,651	1,579,651
JPMorgan Prime Money Market Fund, IM Shares 5.64% (7 day yield)	64,253	64,279

Total Investment Companies		1,743,930

Total Short-Term Investments (17.1%) (Cost $1,743,928)		1,743,930

Total Investments in Securities (116.5%) (Cost $11,961,056)		11,897,792
Other Assets Less Liabilities (-16.5%)		(1,682,292)

Net Assets (100%)		$10,215,500

(x)	All or a portion of security is on loan at October 31, 2023.
(xx)

At October 31, 2023, the Fund had loaned securities with a total value of $1,645,093. This was collateralized by cash of $1,679,651 which was subsequently invested in investment companies as detailed in the Notes to the Financial Statements.

Glossary:

TIPS	— Treasury Inflation Protected Security

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2023:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$10,153,862	$—	$—	$10,153,862
Short-Term Investments
Investment Companies	1,743,930	—	—	1,743,930

Total Assets	$11,897,792	$—	$—	$11,897,792

Total Liabilities	$—	$—	$—	$—

Total	$11,897,792	$—	$—	$11,897,792

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2035 FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

The Fund held no derivatives contracts during the year ended October 31, 2023.

Investment security transactions for the year ended October 31, 2023 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,140,929
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$1,583,498

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$649,202
Aggregate gross unrealized depreciation	(789,464)

Net unrealized depreciation	$(140,262)

Federal income tax cost of investments in securities and derivative instruments, if applicable	$12,038,054

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2035 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2023

ASSETS
Investments in Securities, at value (x) (Cost $11,961,056)	$11,897,792
Cash	75,000
Receivable from investment adviser	5,903
Prepaid registration and filing fees	4,741
Receivable for Fund shares sold	2,976
Securities lending income receivable	366
Dividends, interest and other receivables	136
Other assets	77

Total assets	11,986,991

LIABILITIES
Payable for return of collateral on securities loaned	1,679,651
Payable for securities purchased	49,821
Transfer agent fees payable	1,554
Trustees’ fees payable	1
Accrued expenses	40,464

Total liabilities	1,771,491

Commitments and contingent liabilities^

NET ASSETS	$10,215,500

Net assets were comprised of:
Paid in capital	$10,087,174
Total distributable earnings (loss)	128,326

Net assets	$10,215,500

Class I
Net asset value, offering and redemption price per share, $10,215,500 / 918,827 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.12

(x)	Includes value of securities on loan of $1,645,093.
^	See Note 2 in Notes to the Financial Statements.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2023

INVESTMENT INCOME
Dividends	$251,993
Interest	2,518
Securities lending (net)	6,490

Total income	261,001

EXPENSES
Investment advisory fees	53,138
Professional fees	47,900
Administrative fees	30,000
Registration and filing fees	19,728
Printing and mailing expenses	12,776
Transfer agent fees	11,900
Custodian fees	6,000
Trustees’ fees	315
Miscellaneous	5,700

Gross expenses	187,457
Less: Waiver from investment adviser	(83,138)
Reimbursement from investment adviser	(46,785)

Net expenses	57,534

NET INVESTMENT INCOME (LOSS)	203,467

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	125,644
Net change in unrealized appreciation (depreciation) on investments in securities	52,869

NET REALIZED AND UNREALIZED GAIN (LOSS)	178,513

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$381,980

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2023	2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$203,467	$234,478
Net realized gain (loss)	125,644	554,515
Net change in unrealized appreciation (depreciation)	52,869	(2,701,949)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	381,980	(1,912,956)

Distributions to shareholders:
Class I	(792,730)	(166,168)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [ 140,589 and 139,063 shares, respectively ]	1,619,563	1,793,285
Capital shares issued in reinvestment of dividends [ 60,436 and 9,201 shares, respectively ]	687,149	125,693
Capital shares repurchased [ (183,636) and (282,034) shares , respectively]	(2,128,188)	(3,586,965)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	178,524	(1,667,987)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(232,226)	(3,747,111)
NET ASSETS:
Beginning of year	10,447,726	14,194,837

End of year	$10,215,500	$10,447,726

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2035 FUND

FINANCIAL HIGHLIGHTS

Class I	Year Ended October 31,
	2023		2022		2021		2020		2019
Net asset value, beginning of year	$11.59		$13.71		$11.62		$12.03		$10.76

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.22		0.24		0.16		0.22		0.22
Net realized and unrealized gain (loss)	0.19		(2.20)		2.52		(0.32)		1.23

Total from investment operations	0.41		(1.96)		2.68		(0.10)		1.45

Less distributions:
Dividends from net investment income	(0.27)		(0.16)		(0.21)		(0.22)		(0.16)
Distributions from net realized gains	(0.61)		—		(0.38)		(0.09)		(0.02)

Total dividends and distributions	(0.88)		(0.16)		(0.59)		(0.31)		(0.18)

Net asset value, end of year	$11.12		$11.59		$13.71		$11.62		$12.03

Total return	3.42%		(14.46)%		23.70%		(0.87)%		13.61%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$10,216		$10,448		$14,195		$9,521		$8,369
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.54	%(j)	0.54	%(j)	0.54	%(j)	0.54	%**(j)	0.54	%(j)
Before waivers and reimbursements (f)	1.76%		1.60%		1.63%		2.17%		2.50%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.92%		1.91%		1.23%		1.92%		1.98%
Before waivers and reimbursements (f)(x)	0.69%		0.85%		0.14%		0.28%		0.01%
Portfolio turnover rate^	11%		10%		1%		40%		13%
**	Includes tax expense of less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65% .
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.

See Notes to Financial Statements.

1290 RETIREMENT 2040 FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/23

	1 Year	5 Years	Since Incept.
Fund – Class I Shares*	3.70%	4.86%	5.15%
S&P Target Date 2040 Index	7.78	6.38	6.36

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I shares of the 1290 Retirement 2040 Fund and the S&P Target Date 2040 Index from 2/27/17 to 10/31/23. The performance of the S&P Target Date 2040 Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2023, the gross expense ratio including acquired fund fees for Class I shares was 2.69%. The net expense ratio for Class I shares was 0.65%. The net expense ratio reflects the Adviser’s decision to ontractually limit expenses through April 30, 2024. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 3.70% for the year ended October 31, 2023. The Fund’s benchmark, the S&P Target Date 2040 Index, returned 7.78% over the same year.

Overview

Market notes

The Fund’s asset allocation covers the global equity and bond markets, and includes positions in low-volatility securities. The global markets reflected conflicting expectations for central bank interest-rate policies and global economic resilience in the face of higher inflation, rising borrowing costs and an uneven global recovery from the stresses of the COVID-19 and post-COVID era.

U.S. large-cap stocks delivered positive returns of 10.1% for the 12-month period ending 10/31/23 for the S&P 500 Index, with the bulk of gains attributable to a handful of mega-cap technology stocks. U.S. small-cap stocks fell sharply, with the Russell 2000 Index down 8.6% for the period. The rest of the developed world outpaced the U.S., with a 14.4% rise in the MSCI EAFE Index. Low-volatility stock returns in both the U.S. and the rest of the world were muted, with the MSCI All Country World Minimum Volatility Index up only 3.6%. Turning to the fixed-income markets, U.S. bonds contributed a 0.4% increase from the Bloomberg U.S. Aggregate Bond Index, with more substantial rewards further out the credit spectrum as the ICE BofA U.S. High Yield Index rose 5.9%.

What helped performance during the year?

•

In terms of equity, the Fund’s roughly 77% allocation to equities contributed all the positive gains from an absolute perspective. The top contributors within equities were U.S. large-cap stocks and developed-world (international) equities.

•	The Fund’s 23% allocation to bonds saw flat, albeit slightly positive, returns from intermediate maturity securities.

What hurt performance during the year?

•	Low-volatility exposure detracted across domestic, international, and emerging equity markets with market cap methodologies leading low volatility methodologies over the year.

•	Exposure to interest rate risk from intermediate-term maturity securities detracted in a rising rate environment.

1290 RETIREMENT 2040 FUND (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of October 31, 2023
Equity	66.5%
Fixed Income	19.8
Investment Company	13.7

Top 10 Holdings (as a percentage of Total Investments in Securities) As of October 31, 2023
iShares Core S&P Total US Stock Market ETF	22.9%
iShares Core U.S. Aggregate Bond ETF	16.7
Invesco Government & Agency Portfolio, Institutional Shares	13.3
iShares Core MSCI EAFE ETF	8.4
Invesco S&P 500 Low Volatility ETF	7.6
iShares MSCI USA Min Vol Factor ETF	7.6
Invesco S&P International Developed Low Volatility ETF	4.3
iShares MSCI EAFE Min Vol Factor ETF	4.2
Invesco S&P MidCap Low Volatility ETF	4.2
iShares TIPS Bond ETF	3.1
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2023 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid During Period* 5/1/23 - 10/31/23
Class I
Actual	$1,000.00	$957.30	$2.65
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.50	2.74

* Expenses are equal to the Fund’s I shares annualized expense ratio of 0.54%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2040 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2023

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
Equity (76.8%)
Invesco S&P 500 Low Volatility ETF	10,120	$590,806
Invesco S&P Emerging Markets Low Volatility ETF	3,210	70,620
Invesco S&P International Developed Low Volatility ETF	12,760	329,335
Invesco S&P MidCap Low Volatility ETF	6,670	321,576
Invesco S&P SmallCap Low Volatility ETF	3,730	143,046
iShares Core MSCI EAFE ETF	10,370	646,673
iShares Core MSCI Emerging Markets ETF	3,140	144,252
iShares Core S&P Total US Stock Market ETF	19,330	1,771,981
iShares MSCI EAFE Min Vol Factor ETF	5,030	322,222
iShares MSCI Emerging Markets Min Vol Factor ETF	1,380	71,374
iShares MSCI USA Min Vol Factor ETF	8,200	588,350
SPDR SSGA US Small Cap Low Volatility Index ETF	1,500	142,307

Total Equity		5,142,542

Fixed Income (22.8%)
iShares Core U.S. Aggregate Bond ETF (x)	14,010	1,293,263
iShares TIPS Bond ETF	2,290	235,412

Total Fixed Income		1,528,675

Total Exchange Traded Funds (99.6%) (Cost $6,552,867)		6,671,217

SHORT-TERM INVESTMENTS:
Investment Companies (15.8%)
Dreyfus Treasury Obligations Cash Management Fund 5.24% (7 day yield) (xx)	30,654	30,654
Invesco Government & Agency Portfolio, Institutional Shares 5.27% (7 day yield) (xx)	1,029,282	1,029,282

Total Investment Companies		1,059,936

Total Short-Term Investments (15.8%) (Cost $1,059,936)		1,059,936

Total Investments in Securities (115.4%) (Cost $7,612,803)		7,731,153
Other Assets Less Liabilities (-15.4%)		(1,033,422)

Net Assets (100%)		$6,697,731

(x)	All or a portion of security is on loan at October 31, 2023.
(xx)

At October 31, 2023, the Fund had loaned securities with a total value of $1,038,118. This was collateralized by cash of $1,059,936 which was subsequently invested in investment companies as detailed in the Notes to the Financial Statements.

Glossary:

TIPS	— Treasury Inflation Protected Security

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2023:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$6,671,217	$—	$—	$6,671,217
Short-Term Investments
Investment Companies	1,059,936	—	–	1,059,936

Total Assets	$7,731,153	$—	$—	$7,731,153

Total Liabilities	$—	$—	$—	$—

Total	$7,731,153	$—	$—	$7,731,153

The Fund held no derivatives contracts during the year ended October 31, 2023.

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2040 FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

Investment security transactions for the year ended October 31, 2023 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$886,194
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$262,772

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$511,583
Aggregate gross unrealized depreciation	(406,796)

Net unrealized appreciation	$104,787

Federal income tax cost of investments in securities and derivative instruments, if applicable	$7,626,366

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2040 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2023

ASSETS
Investments in Securities, at value (x) (Cost $7,612,803)	$7,731,153
Cash	67,180
Receivable from investment adviser	6,708
Prepaid registration and filing fees	4,586
Receivable for Fund shares sold	1,499
Securities lending income receivable	219
Dividends, interest and other receivables	2
Other assets	55

Total assets	7,811,402

LIABILITIES
Payable for return of collateral on securities loaned	1,059,936
Accrued professional fees	36,787
Payable for securities purchased	12,682
Transfer agent fees payable	1,757
Trustees’ fees payable	15
Accrued expenses	2,494

Total liabilities	1,113,671

Commitments and contingent liabilities^

NET ASSETS	$6,697,731

Net assets were comprised of:
Paid in capital	$6,455,954
Total distributable earnings (loss)	241,777

Net assets	$6,697,731

Class I
Net asset value, offering and redemption price per share, $6,697,731 / 552,466 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.12

(x)	Includes value of securities on loan of $1,038,118.
^	See Note 2 in Notes to the Financial Statements.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2023

INVESTMENT INCOME
Dividends	$151,531
Interest	2,361
Securities lending (net)	7,286

Total income	161,178

EXPENSES
Professional fees	45,529
Investment advisory fees	32,492
Administrative fees	30,000
Registration and filing fees	19,352
Printing and mailing expenses	12,446
Transfer agent fees	11,100
Custodian fees	4,700
Trustees’ fees	186
Miscellaneous	5,166

Gross expenses	160,971
Less: Waiver from investment adviser	(62,492)
Reimbursement from investment adviser	(63,518)

Net expenses	34,961

NET INVESTMENT INCOME (LOSS)	126,217

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	56,371
Net change in unrealized appreciation (depreciation) on investments in securities	15,857

NET REALIZED AND UNREALIZED GAIN (LOSS)	72,228

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$198,445

STATEMENT OF CHANGES IN NET ASSETS	Year Ended October 31,
	2023	2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$126,217	$115,645
Net realized gain (loss)	56,371	25,132
Net change in unrealized appreciation (depreciation)	15,857	(1,103,028)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	198,445	(962,251)

Distributions to shareholders:
Class I	(160,072)	(123,256)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [ 73,448 and 107,689 shares, respectively ]	924,612	1,451,149
Capital shares issued in reinvestment of dividends [ 6,479 and 3,304 shares, respectively ]	80,140	46,681
Capital shares repurchased [ (28,021) and (9,613) shares , respectively]	(348,497)	(124,690)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	656,255	1,373,140

TOTAL INCREASE (DECREASE) IN NET ASSETS	694,628	287,633
NET ASSETS:
Beginning of year	6,003,103	5,715,470

End of year	$6,697,731	$6,003,103

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2040 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,
Class I	2023		2022		2021		2020		2019
Net asset value, beginning of year	$11.99		$14.32		$11.80		$12.05		$10.84

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.24		0.25		0.17		0.23		0.22
Net realized and unrealized gain (loss)	0.21		(2.28)		2.82		(0.26)		1.24

Total from investment operations	0.45		(2.03)		2.99		(0.03)		1.46

Less distributions:
Dividends from net investment income	(0.26)		(0.16)		(0.22)		(0.21)		(0.20)
Distributions from net realized gains	(0.06)		(0.14)		(0.25)		(0.01)		(0.05)

Total dividends and distributions	(0.32)		(0.30)		(0.47)		(0.22)		(0.25)

Net asset value, end of year	$12.12		$11.99		$14.32		$11.80		$12.05

Total return	3.70%		(14.46)%		25.92%		(0.24)%		13.79%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,698		$6,003		$5,715		$4,185		$4,005
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.54	%(j)	0.54	%(j)	0.53	%(j)	0.53	%**(j)	0.53	%(j)
Before waivers and reimbursements (f)	2.48%		2.57%		3.05%		3.86%		4.57%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.94%		1.91%		1.22%		1.93%		1.96%
Before waivers and reimbursements (f)(x)	—	%‡‡	(0.12)%		(1.29)%		(1.39)%		(2.08)%
Portfolio turnover rate^	4%		2%		4%		20%		3%

**	Includes tax expense of less than 0.005%.
‡‡	Amount is less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65% .
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.

See Notes to Financial Statements.

1290 RETIREMENT 2045 FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/23

	1 Year	5 Years	Since Incept.
Fund – Class I Shares*	3.86%	5.05%	5.39%
S&P Target Date 2045 Index	8.25	6.68	6.63

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I shares of the 1290 Retirement 2045 Fund and the S&P Target Date 2045 Index from 2/27/17 to 10/31/23. The performance of the S&P Target Date 2045 Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2023, the gross expense ratio including acquired fund fees for Class I shares was 2.28%. The net expense ratio for Class I shares was 0.65%. The net expense ratio reflects the Adviser’s decision to contractually limit expenses through April 30, 2024. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 3.86% for the year ended October 31, 2023. The Fund’s benchmark, the S&P Target Date 2045 Index, returned 8.25% over the same year.

Overview

Market notes

The Fund’s asset allocation covers the global equity and bond markets, and includes positions in low-volatility securities. The global markets reflected conflicting expectations for central bank interest-rate policies and global economic resilience in the face of higher inflation, rising borrowing costs and an uneven global recovery from the stresses of the COVID-19 and post-COVID era.

U.S. large-cap stocks delivered positive returns of 10.1% for the 12-month period ending 10/31/23 for the S&P 500 Index, with the bulk of gains attributable to a handful of mega-cap technology stocks. U.S. small-cap stocks fell sharply, with the Russell 2000 Index down 8.6% for the period. The rest of the developed world outpaced the U.S., with a 14.4% rise in the MSCI EAFE Index. Low-volatility stock returns in both the U.S. and the rest of the world were muted, with the MSCI All Country World Minimum Volatility Index up only 3.6%. Turning to the fixed-income markets, U.S. bonds contributed a 0.4% increase from the Bloomberg U.S. Aggregate Bond Index, with more substantial rewards further out the credit spectrum as the ICE BofA U.S. High Yield Index rose 5.9%.

What helped performance during the year?

•

In terms of equity, the Fund’s roughly 82% allocation to equities contributed all the positive gains from an absolute perspective. The top contributors within equities were U.S. large-cap stocks and developed-world (international) equities. Emerging markets equities also contributed a modest gain.

•	The Fund’s 18% allocation to bonds saw flat, albeit slightly positive, returns from intermediate maturity securities.

What hurt performance during the year?

•	Low-volatility exposure detracted across domestic, international, and emerging equity markets with market cap methodologies leading low volatility methodologies over the year.

•	Exposure to interest rate risk from intermediate-term maturity securities detracted in a rising rate environment.

1290 RETIREMENT 2045 FUND (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of October 31, 2023
Equity	82.1%
Fixed Income	17.9
Investment Company	0.0	#
# Less than 0.05%

Top 10 Holdings (as a percentage of Total Investments in Securities) As of October 31, 2023
iShares Core S&P Total US Stock Market ETF	28.4%
iShares Core U.S. Aggregate Bond ETF	15.2
iShares Core MSCI EAFE ETF	10.2
Invesco S&P 500 Low Volatility ETF	9.5
iShares MSCI USA Min Vol Factor ETF	9.5
iShares MSCI EAFE Min Vol Factor ETF	5.1
Invesco S&P International Developed Low Volatility ETF	5.1
Invesco S&P MidCap Low Volatility ETF	5.1
iShares TIPS Bond ETF	2.7
Invesco S&P SmallCap Low Volatility ETF	2.3
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2023 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid During Period* 5/1/23 - 10/31/23
Class I
Actual	$1,000.00	$958.90	$2.63
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.52	2.72

* Expenses are equal to the Fund’s I shares annualized expense ratio of 0.53%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2045 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2023

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
Equity (81.5%)
Invesco S&P 500 Low Volatility ETF	13,420	$783,460
Invesco S&P Emerging Markets Low Volatility ETF	4,390	96,580
Invesco S&P International Developed Low Volatility ETF	16,340	421,735
Invesco S&P MidCap Low Volatility ETF	8,620	415,590
Invesco S&P SmallCap Low Volatility ETF	4,880	187,149
iShares Core MSCI EAFE ETF	13,420	836,871
iShares Core MSCI Emerging Markets ETF	4,050	186,057
iShares Core S&P Total US Stock Market ETF	25,540	2,341,252
iShares MSCI EAFE Min Vol Factor ETF	6,610	423,437
iShares MSCI Emerging Markets Min Vol Factor ETF	1,870	96,716
iShares MSCI USA Min Vol Factor ETF	10,900	782,075
SPDR SSGA US Small Cap Low Volatility Index ETF	1,970	186,897

Total Equity		6,757,819

Fixed Income (17.8%)
iShares Core U.S. Aggregate Bond ETF	13,570	1,252,647
iShares TIPS Bond ETF	2,160	222,048

Total Fixed Income		1,474,695

Total Exchange Traded Funds (99.3%) (Cost $7,882,452)		8,232,514

SHORT-TERM INVESTMENT:
Investment Company (0.0%)†
JPMorgan Prime Money Market Fund, IM Shares 5.64% (7 day yield)	3,002	3,004

Total Short-Term Investment (0.0%)† (Cost $3,004)		3,004

Total Investments in Securities (99.3%) (Cost $7,885,456)		8,235,518
Other Assets Less Liabilities (0.7%)		59,095

Net Assets (100%)		$8,294,613

†	Percent shown is less than 0.05%.

Glossary:

TIPS	— Treasury Inflation Protected Security

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2023:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$8,232,514	$—	$—	$8,232,514
Short-Term Investment
Investment Company	3,004	—	—	3,004

Total Assets	$8,235,518	$—	$—	$8,235,518

Total Liabilities	$—	$—	$—	$—

Total	$8,235,518	$—	$—	$8,235,518

The Fund held no derivatives contracts during the year ended October 31, 2023.

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2045 FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

Investment security transactions for the year ended October 31, 2023 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,331,146
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$758,922

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$717,734
Aggregate gross unrealized depreciation	(379,508)

Net unrealized appreciation	$338,226

Federal income tax cost of investments in securities and derivative instruments, if applicable	$7,897,292

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2045 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2023

ASSETS
Investments in Securities, at value (Cost $7,885,456)	$8,235,518
Cash	75,000
Receivable for Fund shares sold	14,043
Receivable from investment adviser	6,264
Prepaid registration and filing fees	4,655
Securities lending income receivable	486
Dividends, interest and other receivables	37
Other assets	72

Total assets	8,336,075

LIABILITIES
Transfer agent fees payable	1,822
Trustees’ fees payable	15
Accrued expenses	39,625

Total liabilities	41,462

Commitments and contingent liabilities^

NET ASSETS	$8,294,613

Net assets were comprised of:
Paid in capital	$7,735,877
Total distributable earnings (loss)	558,736

Net assets	$8,294,613

Class I
Net asset value, offering and redemption price per share, $8,294,613 / 710,014 shares outstanding (unlimited amount authorized: $0.001 par value)	$11.68

^	See Note 2 in Notes to the Financial Statements.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2023

INVESTMENT INCOME
Dividends	$183,104
Interest	2,582
Securities lending (net)	5,766

Total income	191,452

EXPENSES
Professional fees	46,471
Investment advisory fees	40,038
Administrative fees	30,000
Registration and filing fees	19,463
Printing and mailing expenses	12,696
Transfer agent fees	11,500
Custodian fees	4,800
Trustees’ fees	229
Miscellaneous	5,331

Gross expenses	170,528
Less: Waiver from investment adviser	(70,038)
Reimbursement from investment adviser	(57,701)

Net expenses	42,789

NET INVESTMENT INCOME (LOSS)	148,663

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	120,320
Net change in unrealized appreciation (depreciation) on investments in securities	(1,133)

NET REALIZED AND UNREALIZED GAIN (LOSS)	119,187

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$267,850

STATEMENT OF CHANGES IN NET ASSETS	Year Ended October 31,
	2023	2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$148,663	$147,672
Net realized gain (loss)	120,320	120,337
Net change in unrealized appreciation (depreciation)	(1,133)	(1,468,800)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	267,850	(1,200,791)

Distributions to shareholders:
Class I	(285,733)	(477,748)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [ 134,386 and 89,244 shares, respectively ]	1,624,916	1,131,378
Capital shares issued in reinvestment of dividends [ 14,587 and 19,296 shares, respectively ]	173,581	265,123
Capital shares repurchased [ (89,066) and (21,318) shares , respectively]	(1,069,646)	(272,190)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	728,851	1,124,311

TOTAL INCREASE (DECREASE) IN NET ASSETS	710,968	(554,228)
NET ASSETS:
Beginning of year	7,583,645	8,137,873

End of year	$8,294,613	$7,583,645

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2045 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,
Class I	2023		2022		2021		2020		2019
Net asset value, beginning of year	$11.67		$14.46		$11.83		$12.18		$10.91

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.22		0.24		0.16		0.23		0.23
Net realized and unrealized gain (loss)	0.24		(2.18)		3.03		(0.36)		1.25

Total from investment operations	0.46		(1.94)		3.19		(0.13)		1.48

Less distributions:
Dividends from net investment income	(0.26)		(0.18)		(0.23)		(0.22)		(0.18)
Distributions from net realized gains	(0.19)		(0.67)		(0.33)		—	#	(0.03)

Total dividends and distributions	(0.45)		(0.85)		(0.56)		(0.22)		(0.21)

Net asset value, end of year	$11.68		$11.67		$14.46		$11.83		$12.18

Total return	3.86%		(14.30)%		27.63%		(1.08)%		13.85%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$8,295		$7,584		$8,138		$6,625		$5,635
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.53	%(j)	0.53	%(j)	0.53	%(j)	0.53	%**(j)	0.53	%(j)
Before waivers and reimbursements (f)	2.13%		2.16%		2.18%		2.78%		3.51%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.86%		1.90%		1.21%		1.92%		1.97%
Before waivers and reimbursements (f)(x)	0.26%		0.27%		(0.43)%		(0.33)%		(1.01)%
Portfolio turnover rate^	10%		5%		18%		18%		1%
**	Includes tax expense of less than 0.005%.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65% .
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.

See Notes to Financial Statements.

1290 RETIREMENT 2050 FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/23

	1 Year	5 Years	Since Incept.
Fund – Class I Shares*	4.32%	5.28%	5.65%
S&P Target Date 2050 Index	8.44	6.82	6.78

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I shares of the 1290 Retirement 2050 Fund and the S&P Target Date 2050 Index from 2/27/17 to 10/31/23. The performance of the S&P Target Date 2050 Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2023, the gross expense ratio including acquired fund fees for Class I shares was 2.51%. The net expense ratio for Class I shares was 0.65%. The net expense ratio reflects the Adviser’s decision to contractually limit expenses through April 30, 2024. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 4.32% for the year ended October 31, 2023. The Fund’s benchmark, the S&P Target Date 2050 Index, returned 8.44% over the same year.

Overview

Market notes

The Fund’s asset allocation covers the global equity and bond markets, and includes positions in low-volatility securities. The global markets reflected conflicting expectations for central bank interest-rate policies and global economic resilience in the face of higher inflation, rising borrowing costs and an uneven global recovery from the stresses of the COVID-19 and post-COVID era.

U.S. large-cap stocks delivered positive returns of 10.1% for the 12-month period ending 10/31/23 for the S&P 500 Index, with the bulk of gains attributable to a handful of mega-cap technology stocks. U.S. small-cap stocks fell sharply, with the Russell 2000 Index down 8.6% for the period. The rest of the developed world outpaced the U.S., with a 14.4% rise in the MSCI EAFE Index. Low-volatility stock returns in both the U.S. and the rest of the world were muted, with the MSCI All Country World Minimum Volatility Index up only 3.6%. Turning to the fixed-income markets, U.S. bonds contributed a 0.4% increase from the Bloomberg U.S. Aggregate Bond Index, with more substantial rewards further out the credit spectrum as the ICE BofA U.S. High Yield Index rose 5.9%.

What helped performance during the year?

•

In terms of equity, the Fund’s roughly 87% allocation to equities contributed all the positive gains from an absolute perspective. The top contributors within equities were U.S. large-cap stocks and developed-world (international) equities. Emerging markets equities also contributed a modest gain.

•	The Fund’s 13% allocation to bonds saw flat, albeit slightly positive, returns from intermediate maturity securities.

What hurt performance during the year?

•	Low-volatility exposure detracted across domestic, international, and emerging equity markets with market cap methodologies leading low volatility methodologies over the year.

•	Exposure to interest rate risk from intermediate-term maturity securities detracted in a rising rate environment.

1290 RETIREMENT 2050 FUND (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities)

As of October 31, 2023
Equity	79.2%
Fixed Income	11.6
Investment Company	9.2

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of October 31, 2023
iShares Core S&P Total US Stock Market ETF	27.7%
iShares Core U.S. Aggregate Bond ETF	9.9
iShares Core MSCI EAFE ETF	9.8
Invesco S&P 500 Low Volatility ETF	9.3
iShares MSCI USA Min Vol Factor ETF	9.1
Invesco Government & Agency Portfolio, Institutional Shares	9.1
Invesco S&P International Developed Low Volatility ETF	4.9
iShares MSCI EAFE Min Vol Factor ETF	4.8
Invesco S&P MidCap Low Volatility ETF	4.8
iShares Core MSCI Emerging Markets ETF	2.2
Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2023 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid During Period* 5/1/23 - 10/31/23
Class I
Actual	$1,000.00	$960.50	$2.62
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.53	2.70

* Expenses are equal to the Fund’s I shares annualized expense ratio of 0.53%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2050 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2023

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
Equity (86.7%)
Invesco S&P 500 Low Volatility ETF	14,730	$859,937
Invesco S&P Emerging Markets Low Volatility ETF	4,600	101,200
Invesco S&P International Developed Low Volatility ETF	17,770	458,644
Invesco S&P MidCap Low Volatility ETF	9,260	446,446
Invesco S&P SmallCap Low Volatility ETF	5,360	205,557
iShares Core MSCI EAFE ETF	14,520	905,467
iShares Core MSCI Emerging Markets ETF	4,490	206,271
iShares Core S&P Total US Stock Market ETF	28,000	2,566,760
iShares MSCI EAFE Min Vol Factor ETF	6,980	447,139
iShares MSCI Emerging Markets Min Vol Factor ETF	1,950	100,854
iShares MSCI USA Min Vol Factor ETF	11,820	848,085
SPDR SSGA US Small Cap Low Volatility Index ETF	2,140	203,025

Total Equity		7,349,385

Fixed Income (12.8%)
iShares Core U.S. Aggregate Bond ETF (x)	9,930	916,638
iShares TIPS Bond ETF	1,610	165,508

Total Fixed Income		1,082,146

Total Exchange Traded Funds (99.5%) (Cost $7,993,591)		8,431,531

SHORT-TERM INVESTMENTS:
Investment Companies (10.0%)
Invesco Government & Agency Portfolio, Institutional Shares 5.27% (7 day yield) (xx)	842,312	842,312
JPMorgan Prime Money Market Fund, IM Shares 5.64% (7 day yield)	8,812	8,816

Total Investment Companies		851,128

Total Short-Term Investments (10.0%) (Cost $851,128)		851,128

Total Investments in Securities (109.5%) (Cost $8,844,719)		9,282,659
Other Assets Less Liabilities (-9.5%)		(808,907)

Net Assets (100%)		$8,473,752

(x)	All or a portion of security is on loan at October 31, 2023.
(xx)

At October 31, 2023, the Fund had loaned securities with a total value of $824,974. This was collateralized by cash of $842,312 which was subsequently invested in investment companies as detailed in the Notes to the Financial Statements.

Glossary:

TIPS	— Treasury Inflation Protected Security

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2023:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$8,431,531	$—	$—	$8,431,531
Short-Term Investments
Investment Companies	851,128	—	—	851,128

Total Assets	$9,282,659	$—	$—	$9,282,659

Total Liabilities	$—	$—	$—	$—

Total	$9,282,659	$—	$—	$9,282,659

The Fund held no derivatives contracts during the year ended October 31, 2023.

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2050 FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

Investment security transactions for the year ended October 31, 2023 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,744,943
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$119,199

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$695,243
Aggregate gross unrealized depreciation	(299,880)

Net unrealized appreciation	$395,363

Federal income tax cost of investments in securities and derivative instruments, if applicable	$8,887,296

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2050 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2023

ASSETS
Investments in Securities, at value (x) (Cost $8,844,719)	$9,282,659
Cash	75,000
Receivable from investment adviser	6,418
Receivable for Fund shares sold	4,862
Prepaid registration and filing fees	4,646
Securities lending income receivable	246
Dividends, interest and other receivables	64
Other assets	79

Total assets	9,373,974

LIABILITIES
Payable for return of collateral on securities loaned	842,312
Payable for securities purchased	16,305
Transfer agent fees payable	2,006
Trustees’ fees payable	17
Accrued expenses	39,582

Total liabilities	900,222

Commitments and contingent liabilities^

NET ASSETS	$8,473,752

Net assets were comprised of:
Paid in capital	$7,952,981
Total distributable earnings (loss)	520,771

Net assets	$8,473,752

Class I
Net asset value, offering and redemption price per share, $8,473,752 / 670,531 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.64

(x)	Includes value of securities on loan of $824,974.
^	See Note 2 in Notes to the Financial Statements.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2023

INVESTMENT INCOME
Dividends	$174,584
Interest	2,897
Securities lending (net)	6,695

Total income	184,176

EXPENSES
Professional fees	46,338
Investment advisory fees	38,983
Administrative fees	30,000
Registration and filing fees	19,404
Printing and mailing expenses	12,572
Transfer agent fees	11,400
Custodian fees	4,700
Trustees’ fees	218
Miscellaneous	5,520

Gross expenses	169,135
Less: Waiver from investment adviser	(68,983)
Reimbursement from investment adviser	(58,750)

Net expenses	41,402

NET INVESTMENT INCOME (LOSS)	142,774

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	37,019
Net change in unrealized appreciation (depreciation) on investments in securities	60,466

NET REALIZED AND UNREALIZED GAIN (LOSS)	97,485

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$240,259

STATEMENT OF CHANGES IN NET ASSETS	Year Ended October 31,
	2023	2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$142,774	$127,906
Net realized gain (loss)	37,019	32,873
Net change in unrealized appreciation (depreciation)	60,466	(1,191,150)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	240,259	(1,030,371)

Distributions to shareholders:
Class I	(181,109)	(139,581)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [ 144,031 and 130,163 shares, respectively ]	1,870,800	1,777,782
Capital shares issued in reinvestment of dividends [ 7,647 and 4,122 shares, respectively ]	98,186	60,381
Capital shares repurchased [ (23,456) and (25,931) shares , respectively]	(297,786)	(356,653)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	1,671,200	1,481,510

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,730,350	311,558
NET ASSETS:
Beginning of year	6,743,402	6,431,844

End of year	$8,473,752	$6,743,402

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2050 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,
Class I	2023		2022		2021		2020		2019
Net asset value, beginning of year	$12.43		$14.82		$11.76		$12.24		$10.97

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.24		0.26		0.16		0.22		0.22
Net realized and unrealized gain (loss)	0.30		(2.34)		3.24		(0.46)		1.30

Total from investment operations	0.54		(2.08)		3.40		(0.24)		1.52

Less distributions:
Dividends from net investment income	(0.27)		(0.16)		(0.21)		(0.22)		(0.20)
Distributions from net realized gains	(0.06)		(0.15)		(0.13)		(0.02)		(0.05)

Total dividends and distributions	(0.33)		(0.31)		(0.34)		(0.24)		(0.25)

Net asset value, end of year	$12.64		$12.43		$14.82		$11.76		$12.24

Total return	4.32%		(14.31)%		29.37%		(2.05)%		14.18%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$8,474		$6,743		$6,432		$4,761		$3,747
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.53	%(j)	0.53	%(j)	0.53	%(j)	0.53	%**(j)	0.52	%(j)
Before waivers and reimbursements (f)	2.17%		2.39%		2.75%		3.80%		4.52%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.83%		1.93%		1.17%		1.90%		1.96%
Before waivers and reimbursements (f)(x)	0.19%		0.07%		(1.05)%		(1.37)%		(2.03)%
Portfolio turnover rate^	2%		2%		5%		21%		2%
**	Includes tax expense of less than 0.005%.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.65% .
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.

See Notes to Financial Statements.

1290 RETIREMENT 2055 FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/23

	1 Year	5 Years	Since Incept.
Fund – Class I Shares*	4.36%	5.41%	5.85%
S&P Target Date 2055 Index	8.48	6.88	6.84

* Date of inception 2/27/17. Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I shares of the 1290 Retirement 2055 Fund and the S&P Target Date 2055 Index from 2/27/17 to 10/31/22. The performance of the S&P Target Date 2055 Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2023, the gross expense ratio including acquired fund fees for Class I shares was 2.99%. The net expense ratio for Class I shares was 0.65%. The net expense ratio reflects the Adviser’s decision to contractually limit expenses through April 30, 2024. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 4.36% for the year ended October 31, 2023. The Fund’s benchmark, the S&P Target Date 2055 Index, returned 8.48% over the same year.

Overview

Market notes

The Fund’s asset allocation covers the global equity and bond markets, and includes positions in low-volatility securities. The global markets reflected conflicting expectations for central bank interest-rate policies and global economic resilience in the face of higher inflation, rising borrowing costs and an uneven global recovery from the stresses of the COVID-19 and post-COVID era.

U.S. large-cap stocks delivered positive returns of 10.1% for the 12-month period ending 10/31/23 for the S&P 500 Index, with the bulk of gains attributable to a handful of mega-cap technology stocks. U.S. small-cap stocks fell sharply, with the Russell 2000 Index down 8.6% for the period. The rest of the developed world outpaced the U.S., with a 14.4% rise in the MSCI EAFE Index. Low-volatility stock returns in both the U.S. and the rest of the world were muted, with the MSCI All Country World Minimum Volatility Index up only 3.6%. Turning to the fixed-income markets, U.S. bonds contributed a 0.4% increase from the Bloomberg U.S. Aggregate Bond Index, with more substantial rewards further out the credit spectrum as the ICE BofA U.S. High Yield Index rose 5.9%.

What helped performance during the year?

•

In terms of equity, the Fund’s roughly 92% allocation to equities contributed all the positive gains from an absolute perspective. The top contributors within equities were U.S. large-cap stocks and developed-world (international) equities. Emerging markets equities also contributed a modest gain.

•	The Fund’s 8% allocation to bonds saw flat, albeit slightly positive, returns from intermediate maturity securities.

What hurt performance during the year?

•	Low-volatility exposure detracted across domestic, international, and emerging equity markets with market cap methodologies leading low volatility methodologies over the year.

•	Holding no dedicated exposure to short duration securities in a rising rate environment hurt relative performance.

1290 RETIREMENT 2055 FUND (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities)

As of October 31, 2023
Equity	86.9%
Fixed Income	7.3
Investment Company	5.8

Top 10 Holdings (as a percentage of Total Investments in Securities)

As of October 31, 2023
iShares Core S&P Total US Stock Market ETF	30.0%
iShares Core MSCI EAFE ETF	10.5
Invesco S&P 500 Low Volatility ETF	10.4
iShares MSCI USA Min Vol Factor ETF	10.1
iShares Core U.S. Aggregate Bond ETF	6.3
Invesco Government & Agency Portfolio, Institutional Shares	5.6
Invesco S&P International Developed Low Volatility ETF	5.4
Invesco S&P MidCap Low Volatility ETF	5.4
iShares MSCI EAFE Min Vol Factor ETF	5.3
Invesco S&P SmallCap Low Volatility ETF	2.5

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2023 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid During Period* 5/1/23 - 10/31/23
Class I
Actual	$1,000.00	$961.50	$2.60
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.55	2.68

* Expenses are equal to the Fund’s I shares annualized expense ratio of 0.53%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2055 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2023

	Number of Shares	Value (Note 1)
EXCHANGE TRADED FUNDS (ETF):
Equity (91.7%)
Invesco S&P 500 Low Volatility ETF	10,050	$586,719
Invesco S&P Emerging Markets Low Volatility ETF	3,180	69,960
Invesco S&P International Developed Low Volatility ETF	11,900	307,139
Invesco S&P MidCap Low Volatility ETF	6,320	304,702
Invesco S&P SmallCap Low Volatility ETF	3,620	138,828
iShares Core MSCI EAFE ETF	9,580	597,409
iShares Core MSCI Emerging Markets ETF	2,930	134,604
iShares Core S&P Total US Stock Market ETF	18,570	1,702,312
iShares MSCI EAFE Min Vol Factor ETF	4,720	302,363
iShares MSCI Emerging Markets Min Vol Factor ETF	1,340	69,305
iShares MSCI USA Min Vol Factor ETF	8,010	574,717
SPDR SSGA US Small Cap Low Volatility Index ETF	1,430	135,666

Total Equity		4,923,724

Fixed Income (7.7%)
iShares Core U.S. Aggregate Bond ETF(x)	3,860	356,317
iShares TIPS Bond ETF	590	60,652

Total Fixed Income		416,969

Total Exchange Traded Funds (99.4%) (Cost $4,802,298)		5,340,693

	Number of Shares	Value (Note 1)
SHORT-TERM INVESTMENTS:
Investment Companies (6.1%)
Dreyfus Treasury Obligations Cash Management Fund 5.24% (7 day yield) (xx)	8,935	8,935
Invesco Government & Agency Portfolio, Institutional Shares 5.27% (7 day yield) (xx)	318,489	318,489

Total Investment Companies		327,424

Total Short-Term Investments (6.1%) (Cost $327,424)		327,424

Total Investments in Securities (105.5%) (Cost $5,129,722)		5,668,117
Other Assets Less Liabilities (-5.5%)		(296,919)

Net Assets (100%)		$5,371,198

(x)	All or a portion of security is on loan at October 31, 2023.
(xx)

At October 31, 2023, the Fund had loaned securities with a total value of $320,685. This was collateralized by cash of $327,424 which was subsequently invested in investment companies as detailed in the Notes to the Financial Statements.

Glossary:

TIPS	— Treasury Inflation Protected Security

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2023:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$5,340,693	$—	$—	$5,340,693
Short-Term Investments
Investment Companies	327,424	—	—	327,424

Total Assets	$5,668,117	$—	$—	$5,668,117

Total Liabilities	$—	$—	$—	$—

Total	$5,668,117	$—	$—	$5,668,117

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2055 FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

The Fund held no derivatives contracts during the year ended October 31, 2023.

Investment security transactions for the year ended October 31, 2023 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$753,374
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$648,376

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$691,069
Aggregate gross unrealized depreciation	(155,110)

Net unrealized appreciation	$535,959

Federal income tax cost of investments in securities and derivative instruments, if applicable	$5,132,158

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2055 FUND

STATEMENT OF ASSETS AND LIABILITIES October 31, 2023

ASSETS
Investments in Securities, at value (x) (Cost $5,129,722)	$5,668,117
Cash	36,625
Receivable for Fund shares sold	23,375
Receivable from investment adviser	7,362
Prepaid registration and filing fees	4,534
Securities lending income receivable	168
Other assets	46

Total assets	5,740,227

LIABILITIES
Payable for return of collateral on securities loaned	327,424
Accrued professional fees	36,733
Transfer agent fees payable	1,806
Payable for Fund shares repurchased	564
Trustees’ fees payable	24
Accrued expenses	2,478

Total liabilities	369,029

Commitments and contingent liabilities^
NET ASSETS	$5,371,198

Net assets were comprised of:
Paid in capital	$4,611,071
Total distributable earnings (loss)	760,127

Net assets	$5,371,198

Class I
Net asset value, offering and redemption price per share, $5,371,198 / 422,175 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.72

(x)	Includes value of securities on loan of $320,685.
^	See Note 2 in Notes to the Financial Statements.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2023

INVESTMENT INCOME
Dividends	$121,146
Interest	2,161
Securities lending (net)	5,218

Total income	128,525

EXPENSES
Professional fees	45,014
Administrative fees	30,000
Investment advisory fees	27,458
Registration and filing fees	19,289
Printing and mailing expenses	12,370
Transfer agent fees	11,100
Custodian fees	5,200
Trustees’ fees	159
Miscellaneous	4,895

Gross expenses	155,485
Less: Waiver from investment adviser	(57,458)
Reimbursement from investment adviser	(69,072)

Net expenses	28,955

NET INVESTMENT INCOME (LOSS)	99,570

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	162,970
Net change in unrealized appreciation (depreciation) on investments in securities	(36,485)

NET REALIZED AND UNREALIZED GAIN (LOSS)	126,485

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$226,055

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2023	2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$99,570	$99,072
Net realized gain (loss)	162,970	87,863
Net change in unrealized appreciation (depreciation)	(36,485)	(995,869)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	226,055	(808,934)

Distributions to shareholders:
Class I	(197,242)	(86,186)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [ 69,931 and 65,983 shares, respectively ]	912,050	901,418
Capital shares issued in reinvestment of dividends [ 5,820 and 1,847 shares, respectively ]	75,142	27,561
Capital shares repurchased [ (58,282) and (28,317) shares , respectively]	(764,470)	(392,385)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	222,722	536,594

TOTAL INCREASE (DECREASE) IN NET ASSETS	251,535	(358,526)
NET ASSETS:
Beginning of year	5,119,663	5,478,189

End of year	$5,371,198	$5,119,663

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2055 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,
Class I	2023		2022		2021		2020		2019
Net asset value, beginning of year	$12.65		$15.00		$11.73		$12.32		$11.04

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.24		0.26		0.16		0.23		0.22
Net realized and unrealized gain (loss)	0.32		(2.37)		3.45		(0.58)		1.32

Total from investment operations	0.56		(2.11)		3.61		(0.35)		1.54

Less distributions:
Dividends from net investment income	(0.27)		(0.17)		(0.21)		(0.23)		(0.21)
Distributions from net realized gains	(0.22)		(0.07)		(0.13)		(0.01)		(0.05)

Total dividends and distributions	(0.49)		(0.24)		(0.34)		(0.24)		(0.26)

Net asset value, end of year	$12.72		$12.65		$15.00		$11.73		$12.32

Total return	4.36%		(14.34)%		31.27%		(2.97)%		14.29%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$5,371		$5,120		$5,478		$3,883		$3,545
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.53	%(j)	0.52	%(j)	0.52	%(j)	0.53	%**(j)	0.52	%(j)
Before waivers and reimbursements (f)	2.83%		2.86%		3.11%		4.34%		4.74%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.81%		1.88%		1.16%		1.97%		1.95%
Before waivers and reimbursements (f)(x)	(0.49)%		(0.46)%		(1.43)%		(1.84)%		(2.27)%
Portfolio turnover rate^	12%		5%		2%		6%		2%
**	Includes Tax expense of 0.01.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.66 in 2020 and 0.65 in 2023, 2022, 2021 and 2019.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.

See Notes to Financial Statements.

1290 RETIREMENT 2060 FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management, LLC

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/23

	1 Year	5 Years	Since Incept.
Fund – Class I Shares*	4.63%	5.80%	6.18%
S&P Target Date 2060+ Index	8.55	6.90	6.90

* Date of inception 2/27/17. Returnsfor periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I shares of the 1290 Retirement 2060 Fund and the S&P Target Date 2060+ Index from 2/27/17 to 10/31/23. The performance of the S&P Target Date 2060+ Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2060+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2023, the gross expense ratio including acquired fund fees for Class I shares was 2.88%. The net expense ratio for Class I shares was 0.65%. The net expense ratio reflects the Adviser’s decision to contractually limit expenses through April 30, 2024. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 4.63% for the year ended October 31, 2023. The Fund’s benchmark, the S&P Target Date 2060+ Index, returned 8.55% over the same year.

Overview

Market notes

The Fund’s asset allocation covers the global equity and bond markets, and includes positions in low-volatility securities. The global markets reflected conflicting expectations for central bank interest-rate policies and global economic resilience in the face of higher inflation, rising borrowing costs and an uneven global recovery from the stresses of the COVID-19 and post-COVID era.

U.S. large-cap stocks delivered positive returns of 10.1% for the 12-month period ending 10/31/23 for the S&P 500 Index, with the bulk of gains attributable to a handful of mega-cap technology stocks. U.S. small-cap stocks fell sharply, with the Russell 2000 Index down 8.6% for the period. The rest of the developed world outpaced the U.S., with a 14.4% rise in the MSCI EAFE Index. Low-volatility stock returns in both the U.S. and the rest of the world were muted, with the MSCI All Country World Minimum Volatility Index up only 3.6%. Turning to the fixed-income markets, U.S. bonds contributed a 0.4% increase from the Bloomberg U.S. Aggregate Bond Index, with more substantial rewards further out the credit spectrum as the ICE BofA U.S. High Yield Index rose 5.9%.

What helped performance during the year?

•

In terms of equity, the Fund’s roughly 97% allocation to equities contributed all the positive gains from an absolute perspective. The top contributors within equities were U.S. large-cap stocks and developed-world (international) equities. Emerging markets equities also contributed a modest gain.

•	The Fund’s 3% allocation to bonds saw flat, albeit slightly positive, returns from intermediate maturity securities.

What hurt performance during the year?

•	Low-volatility exposure detracted across domestic, international, and emerging equity markets with market cap methodologies leading low volatility methodologies over the year.

•	Holding no dedicated exposure to short duration securities in a rising rate environment hurt relative performance.

1290 RETIREMENT 2060 FUND (Unaudited)

Table by Asset Class (as a percentage of Total Investments in Securities) As of October 31, 2023
Equity	97.2%
Fixed Income	2.8

Top 10 Holdings (as a percentage of Total Investments in Securities) As of October 31, 2023
iShares Core S&P Total US Stock Market ETF	33.8%
iShares Core MSCI EAFE ETF	11.8
Invesco S&P 500 Low Volatility ETF	11.6
iShares MSCI USA Min Vol Factor ETF	11.6
iShares MSCI EAFE Min Vol Factor ETF	6.0
Invesco S&P International Developed Low Volatility ETF	6.0
Invesco S&P MidCap Low Volatility ETF	6.0
Invesco S&P SmallCap Low Volatility ETF	2.7
SPDR SSGA US Small Cap Low Volatility Index ETF	2.7
iShares Core MSCI Emerging Markets ETF	2.6

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2023 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid During Period* 5/1/23 - 10/31/23
Class I
Actual	$1,000.00	$962.60	$2.58
Hypothetical (5% average annual return before expenses)	1,000.00	1,022.57	2.66

* Expenses are equal to the Fund’s I shares annualized expense ratio of 0.52%, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 RETIREMENT 2060 FUND

PORTFOLIO OF INVESTMENTS

October 31, 2023

	Number of Shares	Value (Note 1)

EXCHANGE TRADED FUNDS (ETF):
Equity (97.1%)
Invesco S&P 500 Low Volatility ETF	11,910	$695,306
Invesco S&P Emerging Markets Low Volatility ETF	3,570	78,540
Invesco S&P International Developed Low Volatility ETF	13,890	358,501
Invesco S&P MidCap Low Volatility ETF	7,400	356,771
Invesco S&P SmallCap Low Volatility ETF	4,240	162,605
iShares Core MSCI EAFE ETF	11,320	705,915
iShares Core MSCI Emerging Markets ETF	3,380	155,277
iShares Core S&P Total US Stock Market ETF	22,100	2,025,907
iShares MSCI EAFE Min Vol Factor ETF	5,600	358,736
iShares MSCI Emerging Markets Min Vol Factor ETF	1,580	81,718
iShares MSCI USA Min Vol Factor ETF	9,680	694,540
SPDR SSGA US Small Cap Low Volatility Index ETF	1,680	159,384

Total Equity		5,833,200

Fixed Income (2.7%)
iShares Core U.S. Aggregate Bond ETF	1,510	139,388
iShares TIPS Bond ETF	250	25,700

Total Fixed Income		165,088

Total Investments in Securities (99.8%) (Cost $5,460,986)		5,998,288
Other Assets Less Liabilities (0.2%)		10,861

Net Assets (100%)		$6,009,149

Glossary:

TIPS	— Treasury Inflation Protected Security

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2023:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Exchange Traded Funds
Exchange Traded Funds	$5,998,288	$—	$—	$5,998,288

Total Assets	$5,998,288	$—	$—	$5,998,288

Total Liabilities	$—	$—	$—	$—

Total	$5,998,288	$—	$—	$5,998,288

The Fund held no derivatives contracts during the year ended October 31, 2023.

Investment security transactions for the year ended October 31, 2023 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$1,066,322
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$383,345

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2060 FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$656,646
Aggregate gross unrealized depreciation	(131,955)

Net unrealized appreciation	$524,691

Federal income tax cost of investments in securities and derivative instruments, if applicable	$5,473,597

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2060 FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2023

ASSETS
Investments in Securities, at value (Cost $5,460,986)	$5,998,288
Cash	32,872
Receivable from investment adviser	8,351
Receivable for Fund shares sold	6,597
Prepaid registration and filing fees	4,561
Securities lending income receivable	173
Other assets	51

Total assets	6,050,893

LIABILITIES
Accrued professional fees	36,767
Transfer agent fees payable	1,796
Trustees’ fees payable	17
Accrued expenses	3,164

Total liabilities	41,744

Commitments and contingent liabilities^

NET ASSETS	$6,009,149

Net assets were comprised of:
Paid in capital	$5,349,761
Total distributable earnings (loss)	659,388

Net assets	$6,009,149

Class I
Net asset value, offering and redemption price per share, $6,009,149 / 467,237 shares outstanding (unlimited amount authorized: $0.001 par value)	$12.86

^	See Note 2 in Notes to the Financial Statements.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2023

INVESTMENT INCOME
Dividends	$127,030
Interest	1,989
Securities lending (net)	4,197

Total income	133,216

EXPENSES
Professional fees	46,219
Administrative fees	30,000
Investment advisory fees	29,041
Registration and filing fees	19,304
Printing and mailing expenses	12,458
Transfer agent fees	11,800
Custodian fees	5,500
Trustees’ fees	164
Miscellaneous	5,005

Gross expenses	159,491
Less: Waiver from investment adviser	(59,041)
Reimbursement from investment adviser	(70,055)

Net expenses	30,395

NET INVESTMENT INCOME (LOSS)	102,821

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments in securities	71,819
Net change in unrealized appreciation (depreciation) on investments in securities	48,443

NET REALIZED AND UNREALIZED GAIN (LOSS)	120,262

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$223,083

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2023	2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$102,821	$102,750
Net realized gain (loss)	71,819	94,052
Net change in unrealized appreciation (depreciation)	48,443	(1,048,819)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	223,083	(852,017)

Distributions to shareholders:
Class I	(211,104)	(116,998)

CAPITAL SHARES TRANSACTIONS:
Class I
Capital shares sold [ 112,639 and 83,004 shares, respectively ]	1,484,540	1,152,423
Capital shares issued in reinvestment of dividends [ 6,061 and 2,586 shares, respectively ]	78,969	38,948
Capital shares repurchased [ (55,092) and (54,036) shares , respectively]	(729,068)	(717,525)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	834,441	473,846

TOTAL INCREASE (DECREASE) IN NET ASSETS	846,420	(495,169)
NET ASSETS:
Beginning of year	5,162,729	5,657,898

End of year	$6,009,149	$5,162,729

See Notes to Financial Statements.

1290 FUNDS

1290 RETIREMENT 2060 FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,
Class I	2023		2022		2021		2020		2019
Net asset value, beginning of year	$12.79		$15.21		$11.77		$12.38		$11.07

Income (loss) from investment operations:
Net investment income (loss) (e)(x)	0.24		0.25		0.16		0.24		0.22
Net realized and unrealized gain (loss)	0.36		(2.36)		3.66		(0.61)		1.34

Total from investment operations	0.60		(2.11)		3.82		(0.37)		1.56

Less distributions:
Dividends from net investment income	(0.28)		(0.16)		(0.22)		(0.22)		(0.21)
Distributions from net realized gains	(0.25)		(0.15)		(0.16)		(0.02)		(0.04)

Total dividends and distributions	(0.53)		(0.31)		(0.38)		(0.24)		(0.25)

Net asset value, end of year	$12.86		$12.79		$15.21		$11.77		$12.38

Total return	4.63%		(14.17)%		33.13%		(3.11)%		14.43%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$6,009		$5,163		$5,658		$3,818		$3,490
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.52	%(j)	0.52	%(j)	0.52	%(j)	0.53	%**(j)	0.52	%(j)
Before waivers and reimbursements (f)	2.75%		2.75%		3.24%		4.31%		4.83%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)(x)	1.77%		1.84%		1.13%		2.01%		1.93%
Before waivers and reimbursements (f)(x)	(0.45)%		(0.39)%		(1.58)%		(1.78)%		(2.39)%
Portfolio turnover rate^	7%		8%		4%		9%		2%
**	Includes Tax expense of 0.01%.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.
(j)	Including direct and indirect expenses, the net expense ratio after waivers and reimbursements would be 0.66% in 2020 and 0.65% in 2023, 2022, 2021 and 2019.
(x)	Recognition of net investment income is affected by the timing of dividend declarations by the underlying funds in which the Fund invests.

See Notes to Financial Statements.

1290 SMARTBETA EQUITY FUND (Unaudited)

INVESTMENT ADVISER

➢	Equitable Investment Management, LLC

INVESTMENT SUB-ADVISER

➢	AXA Investment Managers US Inc.

PERFORMANCE RESULTS

Annualized Total Returns as of 10/31/23

		1 Year	5 Years	Since Incept.
Fund – Class A Shares*	without Sales Charge	6.14%	7.64%	7.08%
	with Sales Charge (a)	0.33	6.43	6.41
Fund – Class I Shares*		6.46	7.92	7.35
Fund – Class R Shares*		5.90	7.37	6.81
Fund – Class T Shares*†	without Sales Charge	6.46	7.92	7.35
	with Sales Charge (b)	3.83	7.38	7.05
MSCI World (Net) Index		10.48	8.27	7.38

*  Date of inception 11/12/14.

†   Class T Shares currently are not offered for sale.

(a)   A 5.50% front-end sales charge was deducted.

(b)   A 2.50% front-end sales charge was deducted.

    Returns for periods greater than one year are annualized.

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For the most current month-end performance data please call 1-888-310-0416 or visit www.1290Funds.com.

The graph illustrates comparative performance for $10,000 invested in the Class I shares of the 1290 SmartBeta Equity Fund and the MSCI World (Net) Index from 11/12/14 to 10/31/23. The performance of the MSCI World (Net) Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World (Net) Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends, capital gain distributions, and interest of the securities included in the benchmark.

As of March 1, 2023, the gross expense ratios for Class A, I, R and T shares were 1.42%, 1.17%, 1.68% and 1.42%, respectively. The net expense ratios for Class A, I, R and T shares were 1.10%, 0.85%, 1.35% and 0.85%, respectively. The net expense ratios reflect the Adviser’s decision to contractually limit expenses through April 30, 2024. Fund Performance may also reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower.

In addition, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

PERFORMANCE SUMMARY

The Fund’s Class I shares returned 6.46% for the year ended October 31, 2023. The Fund’s benchmark, the MSCI World (Net) Index, returned 10.48% over the same year.

Overview — AXA Investment Managers US Inc.

What helped performance during the year?

•

Although volatile, the quality and the low-volatility exposure of the Fund contributed positively to active returns. Companies demonstrating high earnings and balance sheet quality delivered above benchmark returns in aggregate while a lower beta and a lower volatility were also rewarded.

•	Overweight insurers and underweight regional banks contributed positively during the period.

What hurt performance during the year?

•	Underweight exposure in some segments of the technology sector, such as semiconductors, internet software and services, and IT software and services, detracted.

•

Stock level underweightings in Nvidia Corp. and Amazon.com, Inc. detracted as these stocks rose strongly, supported by expected growth in Artificial Intelligence (AI) and green technologies. A zero-weighting in Meta Platforms, Inc. detracted. The stock was excluded from the selection universe due to controversies surrounding use of customer data and data privacy.

•	Overweighting defensive companies in the food and drinks segment detracted in a more “risk-on” environment.

1290 SMARTBETA EQUITY FUND (Unaudited)

Sector Weightings as of October 31, 2023	% of Net Assets
Information Technology	18.3%
Financials	18.1
Industrials	17.3
Health Care	11.6
Consumer Staples	11.4
Consumer Discretionary	6.5
Communication Services	5.7
Utilities	3.8
Materials	2.0
Real Estate	1.9
Energy	1.9
Investment Companies	1.3
Cash and Other	0.2

100.0%

Holdings are subject to change without notice.

UNDERSTANDING YOUR EXPENSES:

As a shareholder of the Fund, you incur two types of costs:

(1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees (in the case of Class A, Class R and Class T shares of the Fund), and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended October 31, 2023 and held for the entire six-month period.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXAMPLE

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid During Period* 5/1/23 - 10/31/23
Class A
Actual	$1,000.00	$967.50	$5.45
Hypothetical (5% average annual return before expenses)	1,000.00	1,019.66	5.60
Class I
Actual	1,000.00	968.90	4.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33
Class R
Actual	1,000.00	966.20	6.69
Hypothetical (5% average annual return before expenses)	1,000.00	1,018.40	6.87
Class T
Actual	1,000.00	968.90	4.22
Hypothetical (5% average annual return before expenses)	1,000.00	1,020.92	4.33

* Expenses are equal to the Fund’s A, I, R and T shares annualized expense ratio of 1.10%, 0.85%, 1.35% and 0.85%, respectively, multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the one-half year period).

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS

October 31, 2023

	Number of Shares	Value (Note 1)
COMMON STOCKS:
Communication Services (5.7%)
Diversified Telecommunication Services (1.9%)
AT&T, Inc.	28,500	$438,900
Nippon Telegraph & Telephone Corp.	212,500	247,864
Quebecor, Inc., Class B	8,300	171,237
Spark New Zealand Ltd.	84,881	245,775
Swisscom AG (Registered)	922	551,386
Telenor ASA	17,872	182,624
Telstra Group Ltd.	133,153	321,814
Verizon Communications, Inc.	41,800	1,468,434

		3,628,034

Interactive Media & Services (2.5%)
Alphabet, Inc., Class A*	35,300	4,380,024
Meta Platforms, Inc., Class A*	736	221,735

		4,601,759

Media (0.8%)
Charter Communications, Inc., Class A*	544	219,123
Comcast Corp., Class A	29,100	1,201,539

		1,420,662

Wireless Telecommunication Services (0.5%)
KDDI Corp.	12,700	375,952
T-Mobile US, Inc.*	3,703	532,714

		908,666

Total Communication Services		10,559,121

Consumer Discretionary (6.5%)
Automobile Components (0.2%)
Bridgestone Corp.	8,900	332,748

Automobiles (0.7%)
Bayerische Motoren Werke AG	4,953	459,249
Mercedes-Benz Group AG	8,206	481,286
Tesla, Inc.*	2,172	436,224

		1,376,759

Broadline Retail (1.5%)
Amazon.com, Inc.*	17,600	2,342,384
Dollarama, Inc.	2,900	198,039
Wesfarmers Ltd.	10,269	329,094

		2,869,517

Distributors (0.2%)
Genuine Parts Co.	1,000	128,860
Pool Corp.	555	175,252

		304,112

Hotels, Restaurants & Leisure (0.3%)
Aristocrat Leisure Ltd.	8,814	215,427
Chipotle Mexican Grill, Inc., Class A*	200	388,440

		603,867

Household Durables (0.4%)
DR Horton, Inc.	1,900	198,360
Lennar Corp., Class A	1,600	170,688
Sekisui House Ltd.	17,200	333,504

		702,552

Specialty Retail (2.7%)
AutoZone, Inc.*	200	495,426
Best Buy Co., Inc.	2,600	173,732
Home Depot, Inc. (The)	5,600	1,594,264
Industria de Diseno Textil SA(x)	5,279	181,815
Lowe’s Cos., Inc.	4,100	781,337
O’Reilly Automotive, Inc.*	741	689,456
TJX Cos., Inc. (The)	6,800	598,876
Tractor Supply Co.	1,400	269,584
Ulta Beauty, Inc.*	400	152,524

		4,937,014

Textiles, Apparel & Luxury Goods (0.5%)
Kering SA	311	126,099
LVMH Moet Hennessy Louis Vuitton SE	258	184,132
NIKE, Inc., Class B	5,500	565,235

		875,466

Total Consumer Discretionary		12,002,035

Consumer Staples (11.4%)
Beverages (2.6%)
Brown-Forman Corp., Class B	3,900	219,024
Carlsberg A/S, Class B	1,112	132,423
Coca-Cola Co. (The)	34,800	1,965,852
Diageo plc	7,117	268,767
Keurig Dr Pepper, Inc.	10,132	307,304
Monster Beverage Corp.*	3,314	169,345
PepsiCo, Inc.	11,000	1,796,080

		4,858,795

Consumer Staples Distribution & Retail (2.7%)
Coles Group Ltd.	17,307	167,645
Costco Wholesale Corp.	3,168	1,750,130
Dollar General Corp.	1,700	202,368
George Weston Ltd.	2,100	227,786
Koninklijke Ahold Delhaize NV	14,652	434,092
Loblaw Cos. Ltd.	2,300	188,113
Walmart, Inc.	9,800	1,601,418
Woolworths Group Ltd.	14,776	330,122

		4,901,674

Food Products (3.2%)
Ajinomoto Co., Inc.	4,600	166,307
Archer-Daniels-Midland Co.	8,100	579,717
Danone SA	5,704	338,888
General Mills, Inc.	11,700	763,308
Hershey Co. (The)	3,500	655,725
J M Smucker Co. (The)	2,200	250,448
Kellogg Co.	7,700	388,619
McCormick & Co., Inc. (Non-Voting)	2,100	134,190
Mondelez International, Inc., Class A	18,800	1,244,748
Nestle SA (Registered)	12,000	1,293,596

		5,815,546

Household Products (2.3%)
Church & Dwight Co., Inc.	2,000	181,880
Colgate-Palmolive Co.	12,800	961,536
Henkel AG & Co. KGaA (Preference)(q)	3,969	285,909
Kimberly-Clark Corp.	6,100	729,804

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

	Number of Shares	Value (Note 1)
Procter & Gamble Co. (The)	14,100	$2,115,423

		4,274,552

Personal Care Products (0.6%)
Beiersdorf AG	2,994	392,984
L’Oreal SA	776	325,273
Unilever plc (Cboe Europe)	4,078	192,640
Unilever plc (London Stock Exchange)	5,289	250,005

		1,160,902

Total Consumer Staples		21,011,469

Energy (1.9%)
Oil, Gas & Consumable Fuels (1.9%)
Chevron Corp.	4,500	655,785
Enbridge, Inc.	35,500	1,137,638
Equinor ASA	16,118	540,275
Exxon Mobil Corp.	10,600	1,122,010

Total Energy		3,455,708

Financials (18.1%)
Banks (5.3%)
Bank Hapoalim BM	42,421	302,992
Bank of America Corp.	19,100	503,094
Bank of Montreal	9,600	725,426
Bank of Nova Scotia (The)	22,900	927,229
Canadian Imperial Bank of Commerce	9,000	317,426
Commonwealth Bank of Australia	2,502	153,255
DBS Group Holdings Ltd.	11,000	263,923
Israel Discount Bank Ltd., Class A	31,153	136,805
JPMorgan Chase & Co.	7,400	1,029,044
Mitsubishi UFJ Financial Group, Inc.	48,200	399,719
Mizuho Financial Group, Inc.	17,700	297,248
National Bank of Canada(x)	6,200	385,480
Nordea Bank Abp (Aquis Stock Exchange)	23,265	244,665
Nordea Bank Abp (Turquoise Stock Exchange)	13,972	146,824
Oversea-Chinese Banking Corp. Ltd.	22,500	208,377
Royal Bank of Canada (x)	18,600	1,485,586
Sumitomo Mitsui Financial Group, Inc.	10,000	476,332
Toronto-Dominion Bank (The)	21,900	1,223,273
United Overseas Bank Ltd.	27,600	544,682

		9,771,380

Capital Markets (2.9%)
Ameriprise Financial, Inc.	1,500	471,855
ASX Ltd.	7,512	267,473
Bank of New York Mellon Corp. (The)	7,700	327,250
BlackRock, Inc.	683	418,187
Cboe Global Markets, Inc.	1,900	311,391
CME Group, Inc.	1,900	405,574
Daiwa Securities Group, Inc.	33,000	188,105
Deutsche Boerse AG	2,051	336,809
FactSet Research Systems, Inc.	400	172,756
Hong Kong Exchanges & Clearing Ltd.	4,900	172,199
Intercontinental Exchange, Inc.	4,700	504,968
Moody’s Corp.	1,700	523,600
Nasdaq, Inc.	3,400	168,640
S&P Global, Inc.	2,100	733,551
State Street Corp.	2,800	180,964
TMX Group Ltd.	9,500	197,844

		5,381,166

Consumer Finance (0.4%)
American Express Co.	4,900	715,547

Financial Services (2.7%)
Berkshire Hathaway, Inc., Class B*	4,500	1,535,985
Fiserv, Inc.*	5,339	607,311
Mastercard, Inc., Class A	3,300	1,241,955
Visa, Inc., Class A	7,000	1,645,700

		5,030,951

Insurance (6.8%)
Admiral Group plc	5,511	163,640
Aflac, Inc.	8,800	687,368
Allianz SE (Registered)	3,356	784,412
American International Group, Inc.	5,400	331,074
Aon plc, Class A	2,200	680,680
Assicurazioni Generali SpA	20,746	411,478
Chubb Ltd.	2,400	515,088
Hannover Rueck SE	1,052	231,863
Hartford Financial Services Group, Inc. (The)	2,600	190,970
Intact Financial Corp.	3,000	421,503
Loews Corp.	5,300	339,253
Manulife Financial Corp.	23,400	407,338
Marsh & McLennan Cos., Inc.	7,000	1,327,550
MS&AD Insurance Group Holdings, Inc.	8,500	308,036
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	1,959	784,562
NN Group NV	7,477	239,399
Progressive Corp. (The)	2,800	442,652
Prudential Financial, Inc.	3,700	338,328
Sampo OYJ, Class A	10,515	412,883
Sompo Holdings, Inc.	9,600	412,121
Sun Life Financial, Inc.	10,300	470,454
Swiss Re AG	3,896	424,528
Tokio Marine Holdings, Inc.	17,500	385,964
Travelers Cos., Inc. (The)	4,400	736,736
W R Berkley Corp.	3,600	242,712
Zurich Insurance Group AG	1,542	729,935

		12,420,527

Total Financials		33,319,571

Health Care (11.6%)
Biotechnology (0.6%)
Amgen, Inc.	2,106	538,504
Gilead Sciences, Inc.	2,100	164,934
Vertex Pharmaceuticals, Inc.*	1,267	458,794

		1,162,232

Health Care Equipment & Supplies (2.7%)
Abbott Laboratories	15,400	1,456,070
Becton Dickinson & Co.	3,000	758,340
Boston Scientific Corp.*	10,300	527,257
Edwards Lifesciences Corp.*	7,400	471,528
IDEXX Laboratories, Inc.*	562	224,502
Medtronic plc	13,400	945,504
ResMed, Inc.	1,200	169,464

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

	Number of Shares	Value (Note 1)
Stryker Corp.	1,300	$351,286

		4,903,951

Health Care Providers & Services (3.0%)
Cencora, Inc.	2,200	407,330
Cigna Group (The)	1,800	556,560
CVS Health Corp.	9,500	655,595
Elevance Health, Inc.	1,700	765,153
HCA Healthcare, Inc.	1,100	248,754
McKesson Corp.	1,700	774,112
UnitedHealth Group, Inc.	3,800	2,035,128

		5,442,632

Life Sciences Tools & Services (0.4%)
Agilent Technologies, Inc.	3,500	361,795
Mettler-Toledo International, Inc.*	200	197,040
Waters Corp.*	900	214,677

		773,512

Pharmaceuticals (4.9%)
AstraZeneca plc	1,309	163,080
Bristol-Myers Squibb Co.	10,700	551,371
Eli Lilly and Co.	2,400	1,329,432
GSK plc	11,495	203,622
Johnson & Johnson	13,979	2,073,645
Merck & Co., Inc.	10,600	1,088,620
Merck KGaA	2,813	423,696
Novartis AG (Registered)	8,181	760,316
Novo Nordisk A/S, Class B	8,130	780,296
Roche Holding AG	2,282	586,649
Sanofi SA	4,752	430,907
Zoetis, Inc., Class A	4,600	722,200

		9,113,834

Total Health Care		21,396,161

Industrials (17.3%)
Aerospace & Defense (1.3%)
Airbus SE	2,956	394,972
General Dynamics Corp.	1,900	458,489
Lockheed Martin Corp.	1,800	818,352
Northrop Grumman Corp.	1,500	707,145

		2,378,958

Air Freight & Logistics (0.8%)
Deutsche Post AG	8,646	336,293
Expeditors International of Washington, Inc.	4,800	524,400
United Parcel Service, Inc., Class B	4,700	663,875

		1,524,568

Building Products (1.6%)
Allegion plc	5,500	540,980
Assa Abloy AB, Class B	13,662	290,682
Carrier Global Corp.	8,600	409,876
Geberit AG (Registered)	619	287,027
Johnson Controls International plc	9,200	450,984
Trane Technologies plc	4,500	856,395

		2,835,944

Commercial Services & Supplies (1.2%)
Brambles Ltd.	40,979	340,795
Cintas Corp.	844	428,009
Copart, Inc.*	10,314	448,865
Republic Services, Inc., Class A	1,100	163,339
Secom Co. Ltd.	2,500	172,357
Waste Management, Inc.	4,300	706,619

		2,259,984

Construction & Engineering (0.1%)
WSP Global, Inc.	1,400	183,224

Electrical Equipment (1.0%)
ABB Ltd. (Registered)	10,619	355,348
Eaton Corp. plc	4,900	1,018,759
Schneider Electric SE	2,328	357,123

		1,731,230

Ground Transportation (1.8%)
Canadian National Railway Co.	7,400	782,983
CSX Corp.	26,701	797,025
Hankyu Hanshin Holdings, Inc.	8,100	252,606
Old Dominion Freight Line, Inc.	700	263,662
Union Pacific Corp.	6,100	1,266,421

		3,362,697

Industrial Conglomerates (1.4%)
General Electric Co.	6,600	716,958
Hitachi Ltd.	4,100	256,347
Honeywell International, Inc.	7,100	1,301,146
Siemens AG (Registered)	2,495	329,889

		2,604,340

Machinery (3.8%)
Atlas Copco AB, Class A	35,680	460,925
Caterpillar, Inc.	3,600	813,780
Cummins, Inc.	1,800	389,340
Deere & Co.	2,000	730,720
Dover Corp.	2,600	337,870
Epiroc AB, Class A	10,331	169,832
Fortive Corp.	2,400	156,672
GEA Group AG	3,889	132,625
Illinois Tool Works, Inc.	4,800	1,075,776
Knorr-Bremse AG	3,781	210,195
Kone OYJ, Class B	3,952	170,986
Otis Worldwide Corp.	3,900	301,119
PACCAR, Inc.	10,771	888,931
Pentair plc	5,900	342,908
Snap-on, Inc.	1,600	412,704
Volvo AB, Class B	22,816	451,519

		7,045,902

Professional Services (2.4%)
Automatic Data Processing, Inc.	5,705	1,244,945
Broadridge Financial Solutions, Inc.	2,400	409,536
Jacobs Solutions, Inc.	1,600	213,280
Leidos Holdings, Inc.	2,034	201,610
Paychex, Inc.	4,091	454,305
SGS SA (Registered)	2,158	175,506
Thomson Reuters Corp.	4,545	544,417
Verisk Analytics, Inc., Class A	1,600	363,776
Wolters Kluwer NV	6,349	813,535

		4,420,910

Trading Companies & Distributors (1.9%)
Brenntag SE	4,227	313,618

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

	Number of Shares	Value (Note 1)
Fastenal Co.	12,442	$725,866
ITOCHU Corp.	16,000	567,165
Mitsubishi Corp.	8,400	385,433
Mitsui & Co. Ltd.	15,500	553,940
Sumitomo Corp.	16,800	325,692
WW Grainger, Inc.	800	583,864

		3,455,578

Total Industrials		31,803,335

Information Technology (18.3%)
Communications Equipment (1.0%)
Cisco Systems, Inc.	21,700	1,131,221
Motorola Solutions, Inc.	2,700	751,842

		1,883,063

Electronic Equipment, Instruments & Components (1.1%)
Amphenol Corp., Class A	8,700	700,785
CDW Corp.	3,200	641,280
Hexagon AB, Class B	20,718	168,343
Keysight Technologies, Inc.*	1,900	231,895
TE Connectivity Ltd.	2,800	329,980

		2,072,283

IT Services (1.6%)
Accenture plc, Class A	4,200	1,247,778
Bechtle AG	5,404	240,612
CGI, Inc.*	1,600	154,468
Fujitsu Ltd.	1,400	179,324
Gartner, Inc.*	900	298,836
International Business Machines Corp.	3,800	549,632
VeriSign, Inc.*	1,395	278,526

		2,949,176

Semiconductors & Semiconductor Equipment (3.6%)
ASML Holding NV	1,376	823,046
Broadcom, Inc.	1,087	914,569
KLA Corp.	500	234,850
Microchip Technology, Inc.	2,451	174,732
NVIDIA Corp.	4,622	1,884,852
NXP Semiconductors NV	2,814	485,218
QUALCOMM, Inc.	6,600	719,334
Texas Instruments, Inc.	9,600	1,363,296

		6,599,897

Software (5.9%)
Autodesk, Inc.*	1,948	384,983
Cadence Design Systems, Inc.*	3,160	757,926
Fair Isaac Corp.*	200	169,174
Microsoft Corp.	23,310	7,881,344
Roper Technologies, Inc.	1,600	781,712
SAP SE	1,875	251,444
Synopsys, Inc.*	1,445	678,341

		10,904,924

Technology Hardware, Storage & Peripherals (5.1%)
Apple, Inc.	49,300	8,418,961
Canon, Inc.(x)	10,500	245,987
FUJIFILM Holdings Corp.	3,700	200,238
HP, Inc.	7,000	184,310
NetApp, Inc.	2,900	211,062

		9,260,558

Total Information Technology		33,669,901

Materials (2.0%)
Chemicals (1.6%)
Air Liquide SA	1,364	233,344
Air Products and Chemicals, Inc.	1,000	282,440
Corteva, Inc.	4,900	235,886
Ecolab, Inc.	3,400	570,316
Givaudan SA (Registered)	154	511,274
Mitsubishi Chemical Group Corp.	37,400	209,262
PPG Industries, Inc.	1,300	159,601
Sherwin-Williams Co. (The)	2,900	690,809

		2,892,932

Metals & Mining (0.4%)
BHP Group Ltd.	7,744	218,602
Franco-Nevada Corp.	3,100	377,119
Rio Tinto Ltd.	2,153	160,586

		756,307

Total Materials		3,649,239

Real Estate (1.9%)
Diversified REITs (0.2%)
Nomura Real Estate Master Fund, Inc. (REIT)	305	335,837

Industrial REITs (0.1%)
Goodman Group (REIT)	18,902	248,683

Office REITs (0.1%)
Nippon Building Fund, Inc. (REIT)(x)	41	164,189

Real Estate Management & Development (0.1%)
Mitsubishi Estate Co. Ltd.	15,400	194,462

Residential REITs (0.4%)
AvalonBay Communities, Inc. (REIT)	2,200	364,628
Equity Residential (REIT)	3,400	188,122
Essex Property Trust, Inc. (REIT)	864	184,827

		737,577

Specialized REITs (1.0%)
American Tower Corp. (REIT)	3,200	570,208
Crown Castle, Inc. (REIT)	5,300	492,794
Iron Mountain, Inc. (REIT)	3,300	194,931
Public Storage (REIT)	2,300	549,033

		1,806,966

Total Real Estate		3,487,714

Utilities (3.8%)
Electric Utilities (1.5%)
Chubu Electric Power Co., Inc.	18,300	220,035
Enel SpA	114,379	724,694
Eversource Energy	10,900	586,311
Hydro One Ltd. (m)	6,600	171,146
Iberdrola SA	47,505	527,783
Terna - Rete Elettrica Nazionale	58,178	444,819

		2,674,788

Gas Utilities (0.5%)
Atmos Energy Corp.	5,688	612,370
Hong Kong & China Gas Co. Ltd.	308,000	214,511

		826,881

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

	Number of Shares	Value (Note 1)
Multi-Utilities (1.7%)
Consolidated Edison, Inc.	7,600	$667,204
E.ON SE	37,794	448,686
National Grid plc	26,197	311,597
Public Service Enterprise Group, Inc.	12,100	745,965
Sempra	14,500	1,015,435

		3,188,887

Water Utilities (0.1%)
American Water Works Co., Inc.	2,100	247,065

Total Utilities		6,937,621

Total Common Stocks (98.5%) (Cost $177,442,298)		181,291,875

SHORT-TERM INVESTMENTS:
Investment Companies (1.3%)
Invesco Government & Agency Portfolio, Institutional Shares 5.27% (7 day yield) (xx)	187,107	187,107
JPMorgan Prime Money Market Fund, IM Shares 5.64% (7 day yield)	2,271,516	2,272,425

Total Investment Companies		2,459,532

Total Short-Term Investments (1.3%) (Cost $2,459,309)		2,459,532

Total Investments in Securities (99.8%) (Cost $179,901,607)		183,751,407
Other Assets Less Liabilities (0.2%)		358,119

Net Assets (100%)		$184,109,526

*	Non-income producing.
(m)

Regulation S is an exemption for securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. Resale restrictions may apply for purposes of the Securities Act of 1933. At October 31, 2023, the market value or fair value, as applicable, of these securities amounted to $171,146 or 0.1% of net assets.

(q)	Preference Shares are a special type of equity investment that shares in the earnings of the company, has limited voting rights, and receives a greater dividend than applicable Common Shares.
(x)	All or a portion of security is on loan at October 31, 2023.
(xx)

At October 31, 2023, the Fund had loaned securities with a total value of $1,890,475. This was collateralized by $1,955,021 of various U.S. Government Treasury Securities, ranging from 0.000% - 5.435%, maturing 11/16/23 - 8/15/53 and by cash of $187,107 which was subsequently invested in investment companies as detailed in the Notes to the Financial Statements.

Glossary:

REIT	— Real Estate Investment Trust

Country Diversification As a Percentage of Total Net Assets
Australia	1.5%
Canada	5.8
China	0.3
Denmark	0.5
Finland	0.5
France	0.9
Germany	3.5
Hong Kong	0.2
Israel	0.2
Italy	0.9
Japan	4.4
Netherlands	1.3
New Zealand	0.1
Norway	0.4
Singapore	0.6
Spain	0.4
Sweden	0.8
Switzerland	1.8
United Kingdom	0.7
United States	75.0
Cash and Other	0.2

100.0%

The following is a summary of the inputs, summarized in three broad levels, used to value the Fund’s assets and liabilities carried at fair value as of October 31, 2023:

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Assets:
Common Stocks
Communication Services	$8,633,706	$1,925,415	$—	$10,559,121

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

PORTFOLIO OF INVESTMENTS (Continued)

October 31, 2023

Investment Type	Level 1 Quoted Prices in Active Markets for Identical Securities	Level 2 Significant Other Observable Inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)	Level 3 Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)	Total
Consumer Discretionary	$9,358,681	$2,643,354	$—	$12,002,035
Consumer Staples	16,432,818	4,578,651	—	21,011,469
Energy	2,915,433	540,275	—	3,455,708
Financials	23,891,342	9,428,229	—	33,319,571
Health Care	18,047,595	3,348,566	—	21,396,161
Industrials	23,698,925	8,104,410	—	31,803,335
Information Technology	31,560,907	2,108,994	—	33,669,901
Materials	2,316,171	1,333,068	—	3,649,239
Real Estate	2,544,543	943,171	—	3,487,714
Utilities	4,045,496	2,892,125	—	6,937,621
Short-Term Investments
Investment Companies	2,459,532	–	—	2,459,532

Total Assets	$145,905,149	$37,846,258	$—	$183,751,407

Total Liabilities	$–	$–	$—	$–

Total	$145,905,149	$37,846,258	$—	$183,751,407

The Fund held no derivatives contracts during the year ended October 31, 2023.

Investment security transactions for the year ended October 31, 2023 were as follows:

Cost of Purchases:
Long-term investments other than U.S. government debt securities	$78,323,146
Net Proceeds of Sales and Redemptions:
Long-term investments other than U.S. government debt securities	$59,927,635

As of October 31, 2023, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments in securities and derivative instruments, if applicable, for Federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$14,406,121
Aggregate gross unrealized depreciation	(11,058,124)

Net unrealized appreciation	$3,347,997

Federal income tax cost of investments in securities and derivative instruments, if applicable	$180,403,410

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2023

ASSETS
Investments in Securities, at value (x) (Cost $179,901,607)	$183,751,407
Cash	383,000
Foreign cash (Cost $57,311)	57,134
Dividends, interest and other receivables	416,592
Receivable for Fund shares sold	147,181
Prepaid registration and filing fees	26,271
Securities lending income receivable	2,371
Other assets	1,686

Total assets	184,785,642

LIABILITIES
Payable for Fund shares repurchased	295,244
Payable for return of collateral on securities loaned	187,107
Investment advisory fees payable	39,669
Transfer agent fees payable	32,132
Administrative fees payable	23,817
Distribution fees payable – Class A	1,060
Distribution fees payable – Class R	905
Trustees’ fees payable	223
Distribution fees payable – Class T**	33
Accrued expenses	95,926

Total liabilities	676,116

Commitments and contingent liabilities^

NET ASSETS	$184,109,526

Net assets were comprised of:
Paid in capital	$181,341,855
Total distributable earnings (loss)	2,767,671

Net assets	$184,109,526

Class A
Net asset value and redemption price per share, $4,928,958 / 330,749 shares outstanding (unlimited amount authorized: $0.001 par value)	$14.90
Maximum sales charge (5.50% of offering price)	0.87

Maximum offering price per share	$15.77

Class I
Net asset value, offering and redemption price per share, $176,892,393 / 11,831,018 shares outstanding (unlimited amount authorized: $0.001 par value)	$14.95

Class R
Net asset value, offering and redemption price per share, $2,133,752 / 143,642 shares outstanding (unlimited amount authorized: $0.001 par value)	$14.85

Class T**
Net asset value and redemption price per share, $154,423 / 10,332 shares outstanding (unlimited amount authorized: $0.001 par value)	$14.95
Maximum sales charge (2.50% of offering price)	0.38

Maximum offering price per share	$15.33

(x)	Includes value of securities on loan of $1,890,475.
^	See Note 2 in Notes to the Financial Statements.
**	Class T shares currently are not offered for sale.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2023

INVESTMENT INCOME
Dividends (net of $240,049 foreign withholding tax)	$3,988,827
Interest	15,911
Securities lending (net)	20,291

Total income	4,025,029

EXPENSES
Investment advisory fees	1,253,197
Administrative fees	268,543
Transfer agent fees	201,100
Professional fees	176,347
Printing and mailing expenses	53,681
Registration and filing fees	48,708
Custodian fees	34,999
Distribution fees – Class A	12,976
Distribution fees – Class R	9,357
Trustees’ fees	5,063
Distribution fees – Class T**	392
Miscellaneous	37,162

Gross expenses	2,101,525
Waiver from investment adviser	(556,893)
Waiver from distributor	(392)

Net expenses	1,544,240

NET INVESTMENT INCOME (LOSS)	2,480,789

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) on:
Investments in securities	422,727
Foreign currency transactions	22,994

Net realized gain (loss)	445,721

Change in unrealized appreciation (depreciation) on:
Investments in securities	6,897,295
Foreign currency translations	9,839

Net change in unrealized appreciation (depreciation)	6,907,134

NET REALIZED AND UNREALIZED GAIN (LOSS)	7,352,855

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,833,644

**	Class T shares currently are not offered for sale.

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2023	2022
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$2,480,789	$1,777,719
Net realized gain (loss)	445,721	(3,639,334)
Net change in unrealized appreciation (depreciation)	6,907,134	(20,499,597)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,833,644	(22,361,212)

Distributions to shareholders:
Class A	(41,330)	(351,608)
Class I	(1,652,986)	(9,465,365)
Class R	(9,040)	(71,605)
Class T**	(1,614)	(13,147)

Total distributions to shareholders	(1,704,970)	(9,901,725)

CAPITAL SHARES TRANSACTIONS:
Class A
Capital shares sold [ 37,543 and 76,397 shares, respectively ]	565,321	1,157,736
Capital shares issued in reinvestment of dividends [ 2,774 and 20,966 shares, respectively ]	41,330	351,607
Capital shares repurchased [ (55,092) and (34,561) shares , respectively]	(836,037)	(524,512)

Total Class A transactions	(229,386)	984,831

Class I
Capital shares sold [ 3,973,319 and 6,210,077 shares, respectively ]	60,284,429	95,868,042
Capital shares issued in reinvestment of dividends [ 110,705 and 563,723 shares, respectively ]	1,651,723	9,464,904
Capital shares repurchased [ (2,877,536) and (3,189,544) shares , respectively]	(43,620,496)	(47,975,390)

Total Class I transactions	18,315,656	57,357,556

Class R
Capital shares sold [ 61,544 and 49,639 shares, respectively ]	933,269	777,333
Capital shares issued in reinvestment of dividends [ 607 and 4,275 shares, respectively ]	9,040	71,605
Capital shares repurchased [ (16,467) and (9,270) shares , respectively]	(252,479)	(140,469)

Total Class R transactions	689,830	708,469

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS	18,776,100	59,050,856

TOTAL INCREASE (DECREASE) IN NET ASSETS	26,904,774	26,787,919
NET ASSETS:
Beginning of year	157,204,752	130,416,833

End of year	$184,109,526	$157,204,752

** Class T shares currently are not offered for sale.

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

FINANCIAL HIGHLIGHTS

	Year Ended October 31,
Class A	2023	2022	2021	2020	2019
Net asset value, beginning of year	$14.15	$17.61	$13.34	$13.34	$12.09

Income (loss) from investment operations:
Net investment income (loss) (e)	0.17	0.15	0.14	0.14	0.15
Net realized and unrealized gain (loss)	0.70	(2.37)	4.29	0.14	1.67

Total from investment operations	0.87	(2.22)	4.43	0.28	1.82

Less distributions:
Dividends from net investment income	(0.12)	(0.13)	(0.08)	(0.13)	(0.14)
Distributions from net realized gains	— #	(1.11)	(0.08)	(0.15)	(0.43)

Total dividends and distributions	(0.12)	(1.24)	(0.16)	(0.28)	(0.57)

Net asset value, end of year	$14.90	$14.15	$17.61	$13.34	$13.34

Total return	6.14%	(13.73)%	33.49%	2.07%	15.81%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$4,929	$4,888	$4,978	$3,278	$2,014
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.10%	1.10%	1.10%	1.14%	1.15%
Before waivers and reimbursements (f)	1.41%	1.42%	1.48%	1.83%	2.26%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.15%	0.96%	0.89%	1.04%	1.19%
Before waivers and reimbursements (f)	0.84%	0.64%	0.51%	0.35%	0.08%
Portfolio turnover rate^	34%	38%	59%	42%	31%

	Year Ended October 31,
Class I	2023	2022	2021	2020	2019
Net asset value, beginning of year	$14.19	$17.66	$13.37	$13.37	$12.11

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.19	0.19	0.17	0.19
Net realized and unrealized gain (loss)	0.71	(2.38)	4.29	0.14	1.67

Total from investment operations	0.92	(2.19)	4.48	0.31	1.86

Less distributions:
Dividends from net investment income	(0.16)	(0.17)	(0.11)	(0.16)	(0.17)
Distributions from net realized gains	— #	(1.11)	(0.08)	(0.15)	(0.43)

Total dividends and distributions	(0.16)	(1.28)	(0.19)	(0.31)	(0.60)

Net asset value, end of year	$14.95	$14.19	$17.66	$13.37	$13.37

Total return	6.46%	(13.56)%	33.87%	2.30%	16.16%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$176,892	$150,789	$124,320	$46,777	$23,959
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.85%	0.85%	0.85%	0.89%	0.90%
Before waivers and reimbursements (f)	1.16%	1.17%	1.23%	1.58%	2.02%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.40%	1.23%	1.16%	1.27%	1.49%
Before waivers and reimbursements (f)	1.09%	0.90%	0.78%	0.58%	0.37%
Portfolio turnover rate^	34%	38%	59%	42%	31%

See Notes to Financial Statements.

1290 FUNDS

1290 SMARTBETA EQUITY FUND

FINANCIAL HIGHLIGHTS (Continued)

	Year Ended October 31,
Class R	2023	2022	2021	2020	2019
Net asset value, beginning of year	$14.10	$17.56	$13.30	$13.31	$12.06

Income (loss) from investment operations:
Net investment income (loss) (e)	0.14	0.11	0.10	0.10	0.12
Net realized and unrealized gain (loss)	0.69	(2.37)	4.29	0.14	1.67

Total from investment operations	0.83	(2.26)	4.39	0.24	1.79

Less distributions:
Dividends from net investment income	(0.08)	(0.09)	(0.05)	(0.10)	(0.11)
Distributions from net realized gains	— #	(1.11)	(0.08)	(0.15)	(0.43)

Total dividends and distributions	(0.08)	(1.20)	(0.13)	(0.25)	(0.54)

Net asset value, end of year	$14.85	$14.10	$17.56	$13.30	$13.31

Total return	5.90%	(13.97)%	33.21%	1.75%	15.55%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$2,134	$1,381	$936	$236	$151
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	1.35%	1.35%	1.35%	1.39%	1.40%
Before waivers and reimbursements (f)	1.66%	1.68%	1.73%	2.09%	2.52%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	0.89%	0.72%	0.64%	0.77%	1.00%
Before waivers and reimbursements (f)	0.58%	0.40%	0.26%	0.07%	(0.12)%
Portfolio turnover rate^	34%	38%	59%	42%	31%

	Year Ended October 31,
Class T**	2023	2022	2021	2020	2019
Net asset value, beginning of year	$14.19	$17.65	$13.37	$13.37	$12.11

Income (loss) from investment operations:
Net investment income (loss) (e)	0.21	0.18	0.18	0.17	0.19
Net realized and unrealized gain (loss)	0.71	(2.36)	4.29	0.14	1.67

Total from investment operations	0.92	(2.18)	4.47	0.31	1.86

Less distributions:
Dividends from net investment income	(0.16)	(0.17)	(0.11)	(0.16)	(0.17)
Distributions from net realized gains	— #	(1.11)	(0.08)	(0.15)	(0.43)

Total dividends and distributions	(0.16)	(1.28)	(0.19)	(0.31)	(0.60)

Net asset value, end of year	$14.95	$14.19	$17.65	$13.37	$13.37

Total return	6.46%	(13.51)%	33.79%	2.30%	16.16%

Ratios/Supplemental Data:
Net assets, end of year (000’s)	$154	$147	$182	$138	$138
Ratio of expenses to average net assets:
After waivers and reimbursements (f)	0.85%	0.85%	0.85%	0.90%	0.90%
Before waivers and reimbursements (f)	1.41%	1.42%	1.48%	1.84%	2.27%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (f)	1.40%	1.20%	1.14%	1.28%	1.50%
Before waivers and reimbursements (f)	0.84%	0.63%	0.50%	0.33%	0.13%
Portfolio turnover rate^	34%	38%	59%	42%	31%

**	Class T shares currently are not offered for sale. Class T shares were formerly known as Class C Shares.
#	Per share amount is less than $0.005.
^	Portfolio turnover rate excludes derivatives, if any.
(e)	Net investment income (loss) per share is based on average shares outstanding.
(f)	Expenses do not include the expenses of the underlying funds (“indirect expenses”), if applicable.

See Notes to Financial Statements.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS

October 31, 2023

Note 1	Organization and Significant Accounting Policies

1290 Funds (the “Trust”) was organized as a Delaware statutory trust on March 1, 2013 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open- end management investment company with sixteen diversified funds in operation (each, a “Fund” and collectively, the “Funds”). Equitable Investment Management, LLC (“EIM” or the “Adviser”) is the investment adviser to each Fund. The Adviser is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended, and is an indirect, wholly-owned subsidiary of Equitable Holdings, Inc., which is a publicly- owned company. The Adviser began serving as the investment adviser to each Fund on January 1, 2023. Prior to January 1, 2023, Equitable Investment Management Group, LLC (“EIMG”), an affiliate of the Adviser, served as the investment adviser to each Fund.

Each of the investment sub-advisers (each a “Sub-Adviser”) independently chooses and maintains a portfolio of securities for their respective Fund.

The 1290 Retirement 2020 Fund, 1290 Retirement 2025 Fund, 1290 Retirement 2030 Fund, 1290 Retirement 2035 Fund, 1290 Retirement 2040 Fund, 1290 Retirement 2045 Fund, 1290 Retirement 2050 Fund, 1290 Retirement 2055 Fund and the 1290 Retirement 2060 Fund (each, a “1290 Retirement Fund” and together, the “1290 Retirement Funds”) as well as 1290 Multi- Alternative Strategies Fund are types of mutual funds often described as “fund-of-funds.” These Funds pursue their investment objectives by investing exclusively in other unaffiliated investment companies or exchange-traded funds (“ETFs”). The underlying funds’ financial statements are included in each underlying fund’s annual report, which is filed with the SEC on Form N-CSR and are publicly available through the SEC’s EDGAR database (https://www.sec.gov/edgar/searchedgar/ companysearch.html).

The Trust has authorized four classes of shares, Class A, Class I, Class R and Class T on behalf of each of the sixteen Funds. Class T shares are currently not offered for sale. Additionally, 1290 Retirement Funds currently only offer Class I shares for sale.

The Class A, Class R and Class T shares are subject to distribution fees imposed under distribution plans (“Distribution Plans”) adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Trust’s multiple-class distribution system, all four classes of shares have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees under the applicable Distribution Plan.

Additionally, Class A shares are sold at a maximum front-end sales charge of up to 4.50% for 1290 Diversified Bond Fund, 1290 Loomis Sayles Multi-Asset Income Fund and 1290 High Yield Bond Fund, and up to 5.50% for 1290 GAMCO Small/ Mid Cap Value Fund, 1290 Essex Small Cap Growth Fund, 1290 Multi-Alternative Strategies Fund, 1290 SmartBeta Equity Fund and each 1290 Retirement Fund. Class A shares sold without a front-end sales charge are subject to a contingent deferred sales charge (“CDSC”) of 1% of the lesser of the original net asset value (“NAV”) of the redeemed shares at the time of purchase or the aggregate NAV of the redeemed shares at the time of redemption, if redeemed within 12 months of purchase. Class T shares are subject to a maximum front-end sales charge of up to 2.50%.

On March 2, 2022, EIMG redeemed capital out of the 1290 High Yield Bond Fund, 1290 Retirement 2020 Fund, 1290 Retirement 2030 Fund, and 1290 Retirement 2035 Fund in the amount of $5,000,000, $1,500,000, $1,600,000, and $1,700,000, respectively, for Class I shares.

On June 1, 2022, EIMG redeemed capital out of the 1290 High Yield Bond Fund in the amount of $5,000,000 for Class I shares.

On July 11, 2022, EIMG contributed seed capital to the 1290 Essex Small Cap Growth Fund in the amount of $100,000, $9,800,000 and $100,000 for Class A, Class I and Class R, respectively.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2023

On August 19, 2022, EIMG redeemed capital out of the 1290 High Yield Bond Fund in the amount of $5,000,000 for Class I shares.

On December 1, 2022, EIMG redeemed capital out of the 1290 High Yield Bond Fund in the amount of $5,000,000 for Class I share.

The investment objectives of each Fund are as follows:

1290 Diversified Bond Fund (sub-advised by Brandywine Global Investment Management, LLC) — Seeks to maximize total return consisting of income and capital appreciation.

1290 Essex Small Cap Growth Fund (sub-advised by Essex Investment Management Company, LLC) — Seeks long-term growth of capital.

1290 GAMCO Small/Mid Cap Value Fund (sub-advised by GAMCO Asset Management, Inc.) — Seeks to maximize capital appreciation.

1290 High Yield Bond Fund (sub-advised by AXA Investment Managers US Inc.) — Seeks to maximize current income.

1290 Loomis Sayles Multi-Asset Income Fund (sub-advised by Loomis, Sayles & Company, L.P.) — Seeks to provide income and total return through principally investing in income generating securities and investments.

1290 Multi-Alternative Strategies Fund — Seeks long-term growth of capital.

1290 Retirement 2020 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2025 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2030 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2035 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2040 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2045 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2050 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2055 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 Retirement 2060 Fund — Seeks the highest total return over time consistent with its asset mix while managing portfolio volatility. Total return includes capital growth and income.

1290 SmartBeta Equity Fund (sub-advised by AXA Investment Managers US Inc.) — Seeks to achieve long-term capital appreciation.

The following is a summary of the significant accounting policies of the Trust:

The preparation of financial statements in accordance with United States of America generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The Funds are investment companies and, accordingly, follow the Investment Company

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2023

accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. GAAP.

Valuation:

Equity securities (including securities issued by ETFs) listed on national securities exchanges are generally valued at the last sale price or official closing price on the date of valuation or, if there is no sale or official closing price, at the latest available bid price. Securities listed on the NASDAQ stock market will be valued using the NASDAQ Official Closing Price (“NOCP”). Other unlisted stocks are generally valued at their last sale price or official closing price, or if there is no such price, at a bid price estimated by a broker.

Corporate and municipal bonds and notes are generally valued on the basis of prices provided by a pricing service. The pricing services may utilize many inputs that are observable in making evaluations which may include, but are not limited to, trading activity for similar securities, issuer details, yields, default rates, credit spreads, quoted prices and any developments related to the specific securities. However, when such prices are not available, such bonds and notes are generally fair valued at a bid price estimated by a broker.

Convertible preferred stocks listed on national securities exchanges are generally valued as of their last sale price or, if there is no sale, at the latest available bid price. Convertible bonds and unlisted convertible preferred stocks are generally valued using prices obtained from a pricing service for such investments or, if a pricing service price is not available, fair valued at bid prices obtained from one or more of the major dealers in such bonds or stocks. Convertible bonds may be matrix-priced based upon the conversion value to the underlying common stocks and market premiums.

Mortgage-backed and asset-backed securities are generally valued at evaluated prices obtained from a pricing service where available, or fair valued at a bid price obtained from one or more of the major dealers in such securities. The pricing service may utilize data such as issuer type, coupon, cash flows, collateral performance, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date and the convertibility of the bond in making evaluations. If a quoted price is unavailable, an equivalent yield or yield spread quotes may be obtained from a broker and converted to a price.

Options that are traded on an exchange are generally valued at their last sale price or official closing price on the date of valuation. Options not traded on an exchange or actively traded are valued according to fair value methods. The market value of a put or call option will usually reflect, among other factors, the market price of the underlying security.

U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are generally valued at prices obtained from a bond pricing service where available. The pricing service may utilize data received from active market makers and broker- dealers, yield curves and the spread over comparable U.S. Treasury issues in making evaluations.

Foreign securities, including foreign government securities, not traded directly in the U.S., or traded in American Depositary Receipts (“ADR”) or similar form, are generally valued at representative quoted prices from the primary exchange in the currency of the country of origin. Foreign currency is converted into U.S. dollar equivalent at current exchange rates.

Investments in shares of open-end investment companies (other than ETFs) held by a Fund are generally valued at the net asset value (“NAV”) of the shares of such funds as described in the underlying funds’ prospectuses.

Futures contracts are generally valued at their last settlement price or, if there is no sale, at the latest available bid price.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2023

Forward foreign currency contracts are generally valued by interpolating between the forward and spot currency rates as quoted by a pricing service as of a designated hour on the valuation date. The pricing service may utilize data such as actual trading information and foreign currency rates gathered from leading market makers and foreign currency trading centers throughout the world in making evaluations. Forward foreign currency contracts may be settled with the counterparty in U.S. dollars without the delivery of foreign currency.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Swaps are marked-to-market daily based upon values from third party vendors, which may include a clearing counterparty, registered exchange, or quotations from market makers to the extent available. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the fair value of the swap will be determined in good faith by the Trust’s Valuation Committee (as discussed below).

Securities for which market quotations are readily available are valued at their market value. All other securities are valued at their fair value, as determined in good faith by the Board of Trustees (the “Board”) of the Trust. In accordance with Rule 2a-5 under the Investment Company Act of 1940, as amended, the Board has designated the Adviser as its valuation designee (the “Valuation Designee”). As Valuation Designee, EIM, subject to the oversight of the Board, is responsible for making fair valuation determinations in accordance with procedures (the “Pricing Procedures”) approved by the Board. EIM’s day-to-day responsibilities as Valuation Designee are performed by a valuation committee established by EIM (the “Committee”).

The Adviser also serves as the administrator of the Funds. The Administrator oversees the calculation of the NAV of the Funds and their respective share classes. The Administrator has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. (the “Sub-Administrator”) to assist in performing certain duties, including the calculation of the Funds’ NAVs.

Due to the inherent uncertainty of the fair value of such securities may differ significantly from the values that would have been used had a ready market for such securities existed.

Various inputs are used in determining the value of each Fund’s assets or liabilities carried at fair value. These inputs are summarized in three broad levels below:

•	Level 1 - quoted prices in active markets for identical assets
•	Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A summary of inputs used to value each Fund’s assets and liabilities carried at fair value as of October 31, 2023, is included in the Portfolio of Investments for each Fund. Changes in valuation techniques may result in transfers in or out of an investment’s assigned level.

Transfers into and transfers out of Level 3 are included in the Level 3 reconciliation following the Portfolio of Investments for each Fund, if any. Transfers between levels may be due to a decline, or an increase, in market activity (e.g., frequency of trades), which may result in a lack of, or increase in, available observable market inputs to determine price.

The inputs or methodology used to fair value securities are not necessarily an indication of the risk associated with investing in those securities. An investment’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement.

The Committee has the ability to meet and review reports based on the valuation techniques used to fair value Level 3 securities. As part of a review, the Committee would consider obtaining

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2023

updates from its pricing vendors and Sub-Advisers for fair valued securities. For example, with respect to model driven prices, the Committee could receive reports regarding a review and recalculation of pricing models and related discounts. For those securities which are valued based on broker quotes, the Committee may evaluate variances between existing broker quotes and any alternative broker quotes provided by a Sub-Adviser or other pricing source.

To substantiate unobservable inputs used in a fair valuation, the Committee may perform an independent verification as well as additional research for fair value notifications received from the pricing agents. Among other factors, particular areas of focus may include: description of security, historical pricing, intra-day price movement, last trade information, corporate actions, related securities, any available company news and announcements, any available trade data or other information. The Committee also notes the materiality of holdings and price changes on a Fund’s NAV.

The Committee reviews and considers changes in value for all fair valued securities that have occurred since the last review.

Events or circumstances affecting the values of Fund securities that occur between the closing of their principal markets and the time the NAV is determined may be reflected in the Trust’s calculation of a NAV for each applicable Fund when the Committee deems that the particular event or circumstance would materially affect such Fund’s NAV.

Security Transactions and Investment Income:

Securities transactions are recorded on the trade date net of brokerage fees, commissions, and transfer fees. Dividend income (net of withholding taxes) and distributions to shareholders are recorded on the ex-dividend date, except that certain dividends from foreign securities, if any, are recognized as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the market value or fair value, as applicable, of the asset received. Interest income (including amortization of premium and accretion of discount on long-term securities using the effective yield method) and interest expense are accrued daily. The Trust records paydown gains and losses realized on prepayments received on mortgage-backed securities as an adjustment to interest income.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Realized gains and losses on the sale of investments are computed on the basis of the specific identified cost of the investments sold. Unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities, if any, is presented net of deferred taxes on unrealized appreciation in the Statements of Assets and Liabilities.

Foreign Taxes:

The Funds may be subject to foreign taxes on dividend and interest income, gains on investments or currency purchase/repatriation, all or a portion of which may be recoverable. Each Fund applies for refunds where available. The Funds will accrue such taxes and recoveries as applicable, based on their current interpretation of the tax rules and regulations that exist in the markets in which they invest.

As a result of several court rulings in certain European countries, the Funds may also file withholding tax reclaims in certain jurisdictions to recover all or a portion of amounts withheld in prior period that may now be reclaimable. Any payments received on such withholding tax reclaims are included in Other Income in the Statements of Operations and are recorded when the amount is known and there are no significant uncertainties on collectability.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2023

Allocation of Expenses and Income:

Expenses attributable to a single Fund or class are charged to that Fund or class. Expenses of the Trust not attributable to a single Fund or class are charged to each Fund or class in proportion to the average net assets of each Fund or other appropriate allocation methods.

All income earned and expenses incurred by each Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the daily net assets of such class, except for distribution fees which are charged on a class-specific basis.

Offering costs incurred in connection with the offering of shares of a Fund will be amortized and recorded as an expense on a straight line basis over 12 months from the date of the Fund’s commencement of public offering of shares. Amortized offering costs are disclosed in the Statement of Operations.

Offering costs incurred during the year ended October 31, 2022 by the following Fund are shown below:

Portfolio:	Amount
1290 Essex Small Cap Growth	$206,856

Foreign Currency Valuation:

The books and records of the Trust are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at current exchange rates at the following dates:

(i) Market value or fair value, as applicable, of investment securities, other assets and liabilities — at the valuation date.

(ii) Purchases and sales of investment securities, income and expenses — at the date of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

Taxes:

Each Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies (“RICs”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Fund. Therefore, no federal, state and local income tax provisions are required.

The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Funds recognize interest and penalties, if

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2023

any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended October 31, 2023, the Funds did not incur any interest or penalties. Each of the tax years in the four year period ended October 31, 2023 remains subject to examination by the Internal Revenue Service, state and local taxing authorities.

Each Fund (other than the 1290 Diversified Bond Fund, 1290 High Yield Bond Fund and 1290 Loomis Sayles Multi-Asset Income Fund) generally distributes most or all of its net investment income and net realized gains, if any, annually. Each of the 1290 Diversified Bond Fund, 1290 High Yield Bond Fund and 1290 Loomis Sayles Multi-Asset Income Fund normally distributes dividends from its net investment income monthly and distributes its net realized gains, if any, annually. Dividends to shareholders of a Fund to which such gains are attributable from net realized short-term and long- term capital gains are declared and distributed at least annually. All distributions are calculated on a tax basis and, as such, the amounts may differ from financial statement investment income and realized gains. Short-term capital gains and foreign currency gains are treated as capital gains for U.S. GAAP purposes but are considered ordinary income for tax purposes. The tax character of distributions for the years ended October 31, 2023 and October 31, 2022 and the tax composition of undistributed ordinary income and undistributed long term gains at October 31, 2023 are presented in the following table. For the Funds, the cumulative significant differences related to the tax composition of undistributed ordinary income and long term gains are primarily due to 1256 mark to market contracts (1290 Diversified Bond), capital loss carryforwards (1290 Diversified Bond, 1290 Essex Small Cap Growth, 1290 High Yield Bond, 1290 Multi-Alternative Strategies and 1290 SmartBeta Equity), deferral of losses on offsetting positions (1290 Loomis Sayles Multi-Asset Income), partnership basis adjustments (1290 Multi-Alternative Strategies) and wash sale loss deferrals (1290 Diversified Bond, 1290 GAMCO Small/Mid Cap Value, 1290 High Yield Bond, 1290 Loomis Sayles Multi-Asset Income, 1290 Multi-Alternative Strategies, 1290 Retirement 2020, 1290 Retirement 2025, 1290 Retirement 2030, 1290 Retirement 2035 and 1290 Retirement 2050).

	Year Ended October 31, 2023		As of October 31, 2023		Year/Period Ended October 31, 2022
Portfolios:	Distributed Ordinary Income	Distributed Long Term Gains	Accumulated Undistributed Ordinary Income	Accumulated Undistributed Long Term Gains	Distributed Ordinary Income	Distributed Long Term Gains
1290 Diversified Bond	$15,606,684	$—	$—	$—	$15,789,422	$—
1290 Essex Small Cap Growth	73,637	—	—	—	—	—
1290 GAMCO Small/Mid Cap Value	248,039	2,550,136	1,082,312	3,909,012	3,318,337	6,937,069
1290 High Yield Bond	3,658,332	—	—	—	3,240,660	—
1290 Loomis Sayles Multi-Asset Income	2,420,631	1,048,196	946,755	—	6,031,882	1,904,182
1290 Multi-Alternative Strategies	349,910	—	231,519	—	360,960	1,243,789
1290 Retirement 2020	204,241	570,728	117,498	90,190	166,329	463,440
1290 Retirement 2025	389,577	735,181	241,333	312,846	288,656	860,778
1290 Retirement 2030	195,023	519,067	121,296	80,516	122,307	128,767
1290 Retirement 2035	242,334	550,396	125,091	143,495	166,168	—
1290 Retirement 2040	132,662	27,410	80,116	56,874	65,632	57,624
1290 Retirement 2045	162,933	122,800	91,341	129,169	101,057	376,691
1290 Retirement 2050	147,935	33,174	88,692	36,716	71,905	67,676
1290 Retirement 2055	109,392	87,850	59,550	164,616	61,562	24,624
1290 Retirement 2060	112,234	98,870	62,050	72,647	60,223	56,775
1290 SmartBeta Equity	1,704,970	—	2,539,876	—	3,843,892	6,057,833

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October 31, 2023

Ordinary losses incurred after December 31st and within the taxable year are deemed to arise on the first business day of a Fund’s next taxable year. For the year ended October 31, 2023, the following Fund elected to defer late year losses, in the amount listed below:

Fund:	Deferred Late Year Losses
1290 Essex Small Cap Growth	$91,911

The following Funds had a Return of Capital during the year ended October 31, 2023:

Portfolios:	Return of Capital
1290 Diversified Bond	$8,391,802
1290 High Yield Bond	31,809

The following Funds had a Return of Capital during the year ended October 31, 2022:

Funds:	Return of Capital
1290 High Yield Bond	$121,909

Permanent book and tax differences relating to shareholder distributions resulted into undistributed (overdistributed) net investment income (loss), accumulated net realized gain (loss) and paid-in-capital at October 31, 2023 as follows:

Portfolios:	Undistributed Net Investment Income (Loss) (a)	Accumulated Net Realized Gain (Loss) (a)	Paid In Capital
1290 Diversified Bond	$(12,647,652)	$12,647,652	$—
1290 Essex Small Cap Growth	4,089	513	(4,602)
1290 GAMCO Small/Mid Cap Value	39,725	(39,725)	—
1290 High Yield Bond	131,773	(82,191)	(49,582)
1290 Loomis Sayles Multi-Asset Income	(63,883)	63,883	—
1290 Multi-Alternative Strategies	(362,693)	363,578	(885)
1290 Retirement 2020	(109)	109	—
1290 Retirement 2025	(124)	124	—
1290 Retirement 2030	(6)	6	—
1290 Retirement 2035	—	—	—
1290 Retirement 2040	(686)	686	—
1290 Retirement 2045	—	—	—
1290 Retirement 2050	—	—	—
1290 Retirement 2055	—	—	—
1290 Retirement 2060	(500)	500	—
1290 SmartBeta Equity	60,628	(60,628)	—

(a) These components of net assets are included in Total Distributable Earnings (Loss) in the Statement of Assets and Liabilities.

To the extent book and tax differences in shareholder distributions are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax basis treatment. Permanent book and tax differences resulted in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in-capital at October 31, 2023 as follows: partnership basis adjustments (1290 Multi-Alternative Strategies) and reclassification of gain and losses from foreign currency transactions (1290 Diversified Bond).

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2023

Net capital losses recognized by the Funds may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. The following Funds utilized net capital loss carry forwards during the year and/or have capital losses incurred that will be carried forward:

	Utilized		Losses carried forward
Portfolios:	Short Term	Long Term	Short Term	Long Term
1290 Diversified Bond	$—	$—	$77,112,534	$78,279,056
1290 Essex Small Cap Growth	—	—	2,148,541	—
1290 High Yield Bond	—	—	1,137,525	5,334,685
1290 Multi-Alternative Strategies	—	—	30,333	799,841
1290 SmartBeta Equity	441,231	—	3,116,153	—

Accounting for Derivative Instruments:

Following is a description of how and why the Funds use derivative instruments, the type of derivatives utilized by the Funds during the reporting period, as well as the primary underlying risk exposures related to each instrument type. Derivatives accounted for as hedging instruments must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments because the Funds account for their derivatives at fair value and record any changes in fair value in current period earnings in the Statements of Operations. All open derivative positions at period end are reflected on each respective Fund’s Portfolio of Investments. The volume of derivative activity, based on month-end notional amounts during the period is also noted in each respective Fund’s Portfolio of Investments. Portfolio securities are reserved and/or pledged with the custodian as collateral for current or potential derivative holdings as necessary throughout the year.

Options:

Certain Funds may write (sell) covered options as a hedge to provide protection against adverse movements in the price of securities in the Fund or to enhance investment performance. Certain Funds purchase and sell exchange traded options on foreign currencies. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted on a daily basis to the current market price of the option written. Premiums received from writing options that expire unexercised are recognized as gains on the expiration date. Premiums received from writing options that are exercised or are cancelled in closing purchase transactions are offset against the cost of any securities purchased or added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. In writing options, a Fund must assume that the option may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds of the sale (or cost of) purchase of the underlying securities and currencies pursuant to the call or put option may be substantially below or above the prevailing market price. A Fund also has the additional risk of not being able to enter into a closing purchase transaction if a liquid secondary market does not exist and bears the risk of unfavorable changes in the price of the financial instruments underlying the options.

Certain Funds may purchase put options on securities to increase the Fund’s total investment return or to protect its holdings against a substantial decline in market value or fair value, as applicable. The purchase of put options on securities will enable a Fund to preserve, at least partially, unrealized gains in an appreciated security in its Fund without actually selling the security. In addition, the Funds will continue to receive interest or dividend income on the security. The Funds may also purchase call options on securities to protect against substantial increases in prices of securities that Funds intend to purchase pending their ability to invest in an orderly manner in those

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2023

securities. The Funds may sell put or call options they have previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option which was bought.

Futures Contracts, Options on Futures Contracts and Foreign Currency Contracts:

The futures contracts used by the Funds are agreements to buy or sell a financial instrument for a set price in the future. Options on futures contracts used by the Funds are rights to buy, or sell a futures contract for a set price in the future. Certain Funds buy or sell futures contracts for the purpose of protecting their Fund securities against future changes in interest rates and indices which might adversely affect the value of the Funds’ securities or the price of securities that they intend to purchase at a later date. Initial margin deposits are made upon entering into futures contracts and can be in cash, certain money market instruments, treasury securities or other liquid, high grade debt securities. During the period the futures contracts are open, changes in the market price of the contracts are recognized as unrealized gains or losses by “marking-to-market” at the end of each trading day. Variation margin payments on futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from or cost of the closing transactions and the Fund’s basis in the contract. The Funds enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, a Fund’s credit risk is limited to failure of the exchange or board of trade.

The Funds may be exposed to foreign currency risks associated with Fund investments. Certain Funds may purchase foreign currency on a spot (or cash) basis. In addition, certain Funds enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”). A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Daily fluctuations in the value of such contracts are recognized as unrealized appreciation or depreciation by “marking-to-market”. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from forward foreign currency transactions in the Statements of Operations of the Funds. The Funds may engage in these forward contracts to protect against uncertainty in the level of future rates in connection with the purchase and sale of Fund securities (“transaction hedging”) and to protect the value of specific Fund positions (“position hedging”). The Funds also buy forward foreign currency contracts to gain exposure to currencies.

Swap Agreements:

Changes in market value or fair value, as applicable, if any, are reflected as a component of net changes in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. Over-the-counter (“OTC”) swap payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statement of Operations.

Total return swap agreements involve commitments where cash flows are exchanged based on the price of an underlying reference and based on a fixed or variable rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2023

counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return. In connection with total return swap agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Interest rate swaps involve the exchange between two parties of payments calculated by reference to specified interest rates (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. Caps and floors may be less liquid than swaps. In addition, the value of interest rate transactions will fluctuate based on changes in interest rates.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” is intended to ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and limit any potential leveraging of the Fund. Such segregation or “earmarking” will not limit the Fund’s exposure to loss. To the extent that credit default swaps are entered into for hedging purposes or are covered as described above, the Adviser believes such obligations do not constitute “senior securities” under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s senior security and borrowing restrictions.

A Fund may use inflation-linked swaps to provide inflation protection within its portfolio. These are agreements between counterparties to exchange interest payments based on interest rates over the life of the swap. One cash flow stream will typically be a floating rate payment based upon the Consumer Price Index while the other is a pre-determined fixed interest rate. The use of swaps exposes the Fund to interest rate risk. Swaptions are marked-to-market daily based upon values from third party vendors.

An option on a swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market- based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. A purchaser of a swaption risks losing only the amount of the premium

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2023

they have paid should they decide to let the option expire, whereas the seller of a swaption is subject to the risk that they will become obligated if the option is exercised. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

Forward settling transactions:

Certain Funds make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time (“forward settling transactions”). Funds may designate the segregation, either on their records or with the Trust’s custodian, of cash or other liquid securities in an amount sufficient to meet the purchase price, or may enter into offsetting contracts for the forward sale of other securities they own. These commitments are reported at market value or fair value, as applicable, in the financial statements. Forward settling transactions may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines or if the value of the security to be sold increases prior to the settlement date, which is a risk in addition to the risk of decline in the value of the Funds’ other assets. Where such purchases or sales are made through dealers, a Fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to a Fund of an advantageous yield or price. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

Certain Funds may enter into to-be-announced purchase or sale commitments (“TBA transactions”), pursuant to which it agrees to purchase or sell, respectively, mortgage backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be received or delivered by a Fund are not identified at the trade date; however, the securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry accepted “good delivery” standards. Funds may enter into TBA transactions with the intention of taking possession of or relinquishing the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBA transactions to gain or reduce interim exposure to underlying securities. Until settlement, a Fund maintains liquid assets sufficient to settle its commitment to purchase a TBA or, in the case of a sale commitment, a Fund maintains an entitlement to the security to be sold.

Master netting arrangements and collateral:

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Sub-Advisers on behalf of the Funds with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third- party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Portfolio of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA transactions, delayed-delivery or sale buybacks by and between the Sub-Advisers on behalf of the Funds and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged and/or received, and the net exposure by counterparty as of period end is disclosed in the Portfolio of Investments.

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2023

ISDA Master Agreements and Master Forward Agreements are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Under most ISDA Master Agreements and Master Forward Agreements, collateral is routinely pledged if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 (on a per counterparty basis) depending on the counterparty and the type of master agreement.

Collateral on OTC derivatives and centrally cleared derivatives may be in the form of cash or debt securities issued by the U.S. government or related agencies or foreign governments. Cash pledged as collateral by a Fund is reflected as cash held as collateral at the broker in the accompanying financial statements and generally is restricted from withdrawal by the Fund; securities pledged as collateral by a Fund are so noted in the accompanying Portfolio of Investments; both remain in the Fund’s assets. Securities received as collateral by counterparties are not included in the Fund’s assets because the Fund does not obtain effective control over those securities. The obligation to return cash collateral received from counterparties is included as a liability in the accompanying financial statements. Collateral posted or received by the Fund may be held in a segregated account at the respective counterparty or Fund’s custodian.

Securities Lending:

During the year ended October 31, 2023, certain Funds entered into securities lending transactions. To generate additional income, a Fund may lend its portfolio securities, up to 30% of the market value of the Fund’s total assets, to brokers, dealers, and other financial institutions.

JPMorgan serves as securities lending agent for the securities lending program of the Trust. Securities lending transactions are considered to be overnight and continuous and can be terminated by a Fund or the borrower at any time.

The Funds’ securities lending policies and procedures require that the borrower (i) deliver collateral consisting of cash or U.S. Government securities, equal to at least 102% of the value of the portfolio securities loaned with respect to each new loan of U.S. securities, and equal to at least 105% of the value of the portfolio securities loaned with respect to each new loan of non-U.S. securities; and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. Cash collateral received is permitted to be invested in short-term, highly liquid investments, such as government money market funds and repurchase agreements, and shown in the Portfolio of Investments and included in calculating the Fund’s total assets. U.S. Government securities received as collateral, if any, are held in safekeeping by JPMorgan and cannot be sold or repledged by the Fund and accordingly are not reflected in the Fund’s total assets. For additional information on the non-cash collateral received, please refer to note (xx) in the Portfolio of Investments. Certain of the securities on loan may have been sold prior to the close of the reporting period and are included in Receivables for Securities Sold on the Statements of Assets and Liabilities.

The Funds receive payments from the lending agent equivalent to any dividends and/or interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Securities lending income includes any fees charged to borrowers less expenses associated with the loan. Income from the securities lending program is recorded when earned from the lending agent and reflected in the Statements of Operations under “Securities lending (net).” The Funds may invest cash collateral in government money market funds or repurchase agreements as indicated on the Portfolio of Investments, and record a liability in the Statements of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Such liabilities, if any, are reflected in the Statements of Assets and Liabilities under “Payable for return of collateral on securities loaned”. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially.

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NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2023

Loans are made, however, only to borrowers deemed by the lending agent to be of good standing and creditworthy and approved by EIM. Loans are subject to termination by a Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. The lending agent receives a fee based on a percentage of earnings derived from the investment of cash collateral. The Funds receive 90% of the net earnings from the securities lending program up to $45 million of aggregate earnings across all Funds within a calendar year and 92% thereafter.

The Securities Lending Agreement between the Trust and JPMorgan provides that in the event of a default by a borrower with respect to any loan, a Fund may terminate the loan and JPMorgan will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If, despite such efforts by JPMorgan to exercise these remedies, the Fund sustains losses as a result of a borrower’s default, JPMorgan indemnifies the Fund by purchasing replacement securities at JPMorgan’s expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agreement between the Fund and JPMorgan.

At October 31, 2023, the Securities Lending Agreement does not permit the Fund to enforce a netting arrangement.

Market, Credit and Other Risk:

A Fund’s investments in financial instruments expose the Fund to various risks such as, but not limited to, market, interest rate, foreign currency, foreign securities, forward settling transactions, equity, and credit risks.

The market values of a Fund’s investments may decline due to factors that are specifically related to a particular company or issuer, as well as general market conditions, such as real or perceived adverse economic or political conditions, changes in the general outlook for corporate earnings, inflation rates and/or investor expectations concerning such rates, changes in interest rates or currency rates, recessions or adverse investor sentiment generally. The market values of a Fund’s investments may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as the COVID-19 pandemic, which has caused significant global market disruptions), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Geopolitical and other events, including terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within some nations that are global economic powers or major producers of oil, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long- term effects. Impacts from climate change may include significant risks to global financial assets and economic growth. The U.S. Federal Reserve (“Fed”) has invested or otherwise made available substantial amounts of money to keep credit flowing through short-term money markets and has signaled that it will continue to adjust its operations as appropriate to support short-term money markets. Amid these efforts, concerns about the markets’ dependence on the Fed’s provision of liquidity have grown. Policy changes by the U.S. government and/or the Fed and political events within the United States may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2023

government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. When nominal interest rates decline, the value of certain fixed-income securities held by a Fund generally rises. Conversely, when nominal interest rates rise, the value of certain fixed income securities held by a Fund generally decreases. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a security’s market price to interest rate (i.e., yield) movements.

Interest rates were unusually low in recent years in the United States and abroad, but the interest rate environment changed dramatically in 2022 as interest rates moved significantly higher. Aggressive stimulus measures in 2020 and 2021, rising demand for goods and services, tight labor markets, and supply chain disruptions contributed to a surge of inflation in many sectors of the U.S. and global economies. Due to concerns regarding high inflation, the U.S. Federal Reserve and many foreign governments and monetary authorities have raised interest rates and implemented other policy initiatives in an effort to control inflation, and they may continue to do so. It is difficult to predict accurately the pace at which central banks or monetary authorities may increase interest rates or the timing, frequency, or magnitude of any such further increases, and the evaluation of macro-economic and other conditions could cause a change in approach in the future. Rising interest rates may present a greater risk than has historically been the case due to the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives. As such, fixed-income and related markets may continue to experience heightened levels of interest rate volatility. Inflation risk is the uncertainty over the future real value (after inflation) of an investment. A Fund’s investments may not keep pace with inflation, and the value of an investment in a Fund may be eroded over time by inflation. Changes in government or central bank policies could negatively affect the value and liquidity of a Fund’s investments and cause it to lose money, and there can be no assurance that the initiatives undertaken by governments and central banks will be successful.

Prior to June 30, 2023, many debt securities, derivatives and other financial instruments utilized the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations; however, LIBOR settings for all maturities and currencies ceased to be published on a representative basis after June 30, 2023. The Secured Overnight Financing Rate (“SOFR”) has been selected by a committee established by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York to replace LIBOR as a reference or benchmark rate in the United States. There may be risks associated with using a new reference or benchmark rate with respect to existing or new investments and transactions. The SOFR or other alternative reference or benchmark rate may be an ineffective substitute with respect to an existing or new investment or transaction, resulting in prolonged adverse market conditions for a Fund, which could negatively affect a Fund’s performance and/or net asset value.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2023

the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchase of foreign currency and in an unlimited amount for sales of foreign currency.

Foreign (non-U.S.) securities in this report are classified by the country of risk of a holding. Investments in foreign securities, including depositary receipts, involve risks not associated with investment in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices also may impact security values, and it may take more time to clear and settle trades involving foreign securities. In addition, foreign operations or holding can involve risks relating to conditions in foreign countries.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets. The United States and other countries have imposed broad- ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine and may impose sanctions on other countries that provide military or economic support to Russia. These events have resulted in, and could continue to result in, significant market disruptions, including in certain industries or sectors such as the oil and natural gas markets, and may further strain global supply chains and negatively affect inflation and global growth. These and any related events could significantly impact a Fund’s performance and the value of an investment in a Fund beyond any direct exposure a Fund may have to Russian issuers or issuers in other countries affected by the invasion.

Forward settling transactions and forward foreign currency contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities. They are executed directly with the counterparty and not through an exchange and can be terminated only by agreement of both parties to such contracts. With respect to such transactions there is no daily margin settlement. There is also the risk that the security will not be issued or that the other party to the transaction will not meet its obligations. If this occurs, a Fund may lose both the investment opportunity for its assets if set aside to pay for the security and any gain in the security. The use of forward settling transaction may result in market risk to the Funds that is greater than if the Funds had engaged solely in transactions that settle in the customary time.

Should interest rates or indices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss.

Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. In addition, common stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital.

A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund is subject to the risk that the issuer or guarantor of a fixed income security, or the counterparty to a transaction, is unable or unwilling, or is perceived as unable or unwilling, to make timely interest or principal payments or otherwise honor its obligations, which may cause the Fund’s holding to lose value. The downgrade of a security’s credit rating may decrease its value. Lower credit quality also may lead to greater volatility in the price of a security and may negatively affect a security’s liquidity. The credit quality of a security can deteriorate suddenly and rapidly.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2023

Certain Funds may invest in below investment grade high-yield securities (commonly known as “junk bonds”). These securities are considered to be high risk investments. Securities rated below investment grade are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities because such securities are generally unsecured and subordinated to other creditors’ claims. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse economic conditions could make it difficult to sell certain securities or could result in lower prices than those used in calculating the Fund’s NAV.

Because certain Funds invest in affiliated mutual funds, unaffiliated mutual funds and ETFs, the Funds indirectly bear a portion of the expenses incurred by the underlying funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a Fund that exclusively invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the underlying funds’ and ETFs’ investments in securities and financial instruments (such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities) and the ability of the Fund to meet its investment objective will directly depend on the ability of the underlying fund or ETF to meet its investment objective. With respect to the Fund’s investments in ETFs, there is also the risk that an ETF’s performance may not match that of the relevant index. It is also possible that an active trading market for an ETF may not develop or be maintained, in which case the liquidity and value of the Fund’s investments in the ETF could be substantially and adversely affected. The extent to which the investment performance and risks associated with the Fund correlate to those of a particular underlying fund or ETF will depend upon the extent to which the Fund’s assets are allocated from time to time for investment in the underlying fund or ETF, which will vary.

Offsetting Assets and Liabilities:

The Funds may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. As the Master Agreements are specific to unique operations of different asset types; they allow a Fund to close out and net its total exposure to counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally show derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Note 2	Agreements

The Trust, on behalf of each Fund, has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Adviser is responsible for (i) providing a continuous investment program for the Funds; (ii) monitoring the implementation of the investment program for each Fund; (iii) assessing the investment objectives and policies, composition, investment style and investment process for each Fund; (iv) effecting transactions for each Fund and selecting brokers or dealers to execute such transactions; (v) developing and evaluating strategic initiatives with respect to the Funds; (vi) making recommendations to the Board regarding the investment programs of the Funds, including any changes to the investment objectives and policies of a Fund; (vii) coordinating and/or implementing strategic initiatives approved by the Board; and (viii) preparing and providing reports to the Board on the impact of

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2023

such strategic initiatives. The Adviser is paid a fee for these services. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets, at an annual rate of:

Funds:	Investment Advisory Fees
1290 Retirement 2020	0.500% of average daily net assets
1290 Retirement 2025	0.500% of average daily net assets
1290 Retirement 2030	0.500% of average daily net assets
1290 Retirement 2035	0.500% of average daily net assets
1290 Retirement 2040	0.500% of average daily net assets
1290 Retirement 2045	0.500% of average daily net assets
1290 Retirement 2050	0.500% of average daily net assets
1290 Retirement 2055	0.500% of average daily net assets
1290 Retirement 2060	0.500% of average daily net assets

	(as a percentage of average daily net assets)
Funds:	First $1 Billion	Next $1 Billion	Next $3 Billion	Next $5 Billion	Thereafter
1290 Essex Small Cap Growth	0.750%	0.700%	0.675%	0.650%	0.625%
1290 GAMCO Small/Mid Cap Value	0.750	0.700	0.675	0.650	0.625
1290 Loomis Sayles Multi-Asset Income	0.650	0.600	0.575	0.550	0.525
1290 SmartBeta Equity	0.700	0.650	0.625	0.600	0.575

	(as a percentage of average daily net assets)
Fund:	First $4 Billion	Next $4 Billion	Next $2 Billion	Thereafter
1290 Multi-Alternative Strategies	0.500%	0.490%	0.480%	0.470%

	(as a percentage of average daily net assets)
Funds:	First $4 Billion	Next $4 Billion	Thereafter
1290 Diversified Bond	0.600%	0.580%	0.560%
1290 High Yield Bond	0.600	0.580	0.560

Prior to January 1, 2023 EIMG was the investment adviser to the Funds.

On behalf of the Trust, the Adviser has entered into an investment sub-advisory agreement (“Sub-Advisory Agreements”) with each of the Sub-Advisers. Each of the Sub-Advisory Agreements obligates the Sub-Advisers for the respective Funds to: (i) continuously furnish investment programs for the Funds; (ii) place all orders for the purchase and sale of investments for the Funds with brokers or dealers selected by the Adviser or the respective Sub-Advisers; and (iii) perform certain limited related administrative functions in connection therewith. The Adviser pays the expenses of providing investment sub-advisory services to the Funds, including the fees of the Sub-Advisers of each Fund.

For administrative services, each Fund pays the Administrator an asset-based administration fee of 0.15% of the average daily net assets of the Fund. The asset-based administration fee is calculated and billed monthly, and subject to an annual minimum of $30,000 per Fund or $30,000 for each allocated portion (or sleeve) of a Fund, as applicable. The Administrator has contracted with the Sub-Administrator to provide, pursuant to a sub-administration agreement, the Funds with certain administrative services, including monitoring of Fund compliance and Fund accounting services.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2023

The Trust, on behalf of the Funds, has entered into a distribution agreement (the “Distribution Agreement”) with ALPS Distributors, Inc. (“ALPS” or the “Distributor”), under which ALPS serves as Distributor for each Fund’s Class A, Class I, Class R and Class T shares. The Board has approved Distribution Plans pursuant to Rule 12b-1 under the 1940 Act for Class A, Class R and Class T shares for each Fund. Pursuant to the Distribution Plans, the Funds will pay the Distributor annual fees at the following rates:

Share Class:	Distribution Fee and/or Service Fee (as a % of average daily net assets attributable to the class)
Class A	0.25%
Class R	0.50
Class T*	0.25

*

The Distribution Fees for Class T shares are currently being waived. This waiver is voluntary and could be eliminated at any time at the discretion of the Distributor. The amounts waived for the year ended October 31, 2023 are included in Waiver from distributor on the Statement of Operations for each Fund and are not eligible for recoupment.

The Trust, on behalf of the Funds, has entered into a transfer agency and service agreement (the “Transfer Agency Agreement”) with SS&C GIDS, Inc. (“Transfer Agent”). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for, among other things, the issuance, transfer and redemption of shares, the opening and maintenance of shareholder accounts, the handling of certain communications between shareholders and the Trust, and the payment of dividends and distributions payable by the Funds. Under the Transfer Agency Agreement, the Transfer Agent receives a monthly fee comprised of a fixed base fee plus a fee computed on the basis of the number of shareholder accounts it maintains for the Trust during the month.

The Trust, on behalf of the Funds, has entered into a custody agreement (the “Custody Agreement”) with JPMorgan Chase Bank, N.A. (in this capacity, the “Custodian”). The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. The Custodian serves as custodian of the Trust’s Fund securities and other assets. Under the terms of the Custody Agreement between the Trust and the Custodian, the Custodian maintains and deposits in each Fund’s account, cash, securities and other assets of the Funds. The Custodian is also required, upon the order of the Trust, to deliver securities held by the Custodian, and to make payments for securities purchased by the Trust. The Custodian has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which Fund securities purchased outside the United States are maintained in the custody of these entities. As of October 31, 2023, certain of the Funds maintain significant cash balances with the Custodian or its affiliates. These balances are presented as cash on each Fund’s Statement of Assets and Liabilities.

The Adviser has contractually agreed to limit the expenses of certain Funds (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses (other than offering costs), fees and expenses of other investment companies in which a Fund invests (except as noted in the table below), 12b-1 fees and extraordinary expenses not incurred in the ordinary course of such Fund’s business) through April 30, 2025 (unless the Board consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”),

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2023

pursuant to which the Adviser has agreed to make payments or waive or limit its fees so that the total annual operating expenses do not exceed the following annual rates:

Funds:	Total Expense Limited For All Share Classes to (% of daily net assets)
1290 Diversified Bond	0.50%
1290 Essex Small Cap Growth	0.88
1290 GAMCO Small/Mid Cap Value*	0.95
1290 High Yield Bond	0.75
1290 Loomis Sayles Multi-Asset Income	0.80
1290 Multi-Alternative Strategies	0.85
1290 Retirement 2020*	0.65
1290 Retirement 2025*	0.65
1290 Retirement 2030*	0.65
1290 Retirement 2035*	0.65
1290 Retirement 2040*	0.65
1290 Retirement 2045*	0.65
1290 Retirement 2050*	0.65
1290 Retirement 2055*	0.65
1290 Retirement 2060*	0.65
1290 SmartBeta Equity	0.85

*	Includes fees and expenses of other investment companies in which the Fund invests.

Prior to January 1, 2023 EIMG was the investment adviser to the Funds.

The Adviser first waives its advisory fees, then waives its administration fees, and then reimburses the Fund’s expenses out of its own resources. Each Fund may at a later date reimburse to the Adviser the amount of any such payments or waivers provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Fund’s expense ratio, after the reimbursement is taken into account, does not exceed the Fund’s expense cap at the time of the waiver or the Fund’s expense cap at the time of the reimbursement, whichever is lower. Consequently, no reimbursement by a Fund will be made unless the Fund’s total annual expense ratio is less than the respective percentages stated above for the respective period. Any reimbursement, called recoupment fees on the Statement of Operations of the Fund, will be based on the earliest fees waived or assumed by the Adviser. During the year ended October 31, 2023, the Funds did not incur recoupment fees and as of October 31, 2023, no commitment or contingent liability is expected. At October 31, 2023, under the Expense Limitation Agreement, the amount that would be recoverable from each Fund is as follows:

	Amount Eligible Through			Total Eligible For Reimbursement
Funds:	2024	2025	2026
1290 Diversified Bond	$2,190,751	$3,005,779	$3,030,013	$8,226,543
1290 Essex Small Cap Growth	—	202,116	412,087	614,203
1290 GAMCO Small/Mid Cap Value	251,731	393,763	411,133	1,056,627
1290 High Yield Bond	248,164	280,965	299,929	829,058
1290 Loomis Sayles Multi-Asset Income	200,745	302,294	282,902	785,941
1290 Multi-Alternative Strategies	101,405	110,420	122,841	334,666
1290 Retirement 2020	137,253	126,767	126,214	390,234
1290 Retirement 2025	150,364	137,099	133,596	421,059
1290 Retirement 2030	131,389	125,762	127,176	384,327
1290 Retirement 2035	135,296	130,199	129,923	395,418
1290 Retirement 2040	128,227	123,023	126,010	377,260
1290 Retirement 2045	133,137	126,549	127,739	387,425

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2023

	Amount Eligible Through			Total Eligible For Reimbursement
Funds:	2024	2025	2026
1290 Retirement 2050	$129,144	$123,486	$127,733	$380,363
1290 Retirement 2055	128,662	123,400	126,530	378,592
1290 Retirement 2060	129,838	124,402	129,096	383,336
1290 SmartBeta Equity	350,864	475,250	556,893	1,383,007

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. A Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Trust and management expect the risk of loss to be remote.

Note 3	Sales Charges

The Distributor receives sales charges on the Funds’ Class A and Class T shares and the proceeds of contingent deferred sales charges paid by the investor in connection with certain redemptions of the Funds’ Class A shares. The Distributor has advised the Funds that for the year ended October 31, 2023, the proceeds retained from sales and redemptions are as follows:

Sales loads and contingent deferred sales charges imposed on purchases and redemptions of Fund shares are retained by the Trust’s Distributors and do not represent expenses or income of the Funds.

	Class A		Class T
Funds:	Front End Sales Charge	Contingent Deferred Sales Charge	Front End Sales Charge
1290 Diversified Bond	$6,647	$—	$—
1290 Essex Small Cap Growth	1,337	—	—
1290 GAMCO Small/Mid Cap Value	16,945	—	—
1290 High Yield Bond	1,838	—	—
1290 Loomis Sayles Multi-Asset Income	36,798	—	—
1290 Multi-Alternative Strategies	3,360	—	—
1290 SmartBeta Equity	23,697	—	—

Note 4	Compensation of Officers

Each officer of the Trust is an employee of Equitable Financial, EIM and/or Equitable Distributors, LLC. No officer of the Trust, other than the Chief Compliance Officer, receives compensation paid by the Trust. During the year ended October 31, 2023, the three trusts in the fund complex reimbursed EIM and EIMG for $290,000 of the Chief Compliance Officer’s compensation, including $2,300 reimbursed by the Trust.

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

October 31, 2023

Note 5	Percentage of Ownership by Affiliates

At October 31, 2023, EIMG and Equitable Financial held investments in each of the Funds as follows:

Funds:	Percentage of Ownership
1290 Essex Small Cap Growth	20%
1290 GAMCO Small/ Mid Cap Value	18
1290 High Yield Bond	9
1290 Loomis Sayles Multi-Asset Income	80
1290 Multi-Alternative Strategies	63
1290 Retirement 2020	100
1290 Retirement 2025	98
1290 Retirement 2030	99
1290 Retirement 2035	98
1290 Retirement 2040	99
1290 Retirement 2045	98
1290 Retirement 2050	99
1290 Retirement 2055	100
1290 Retirement 2060	99

Shares of 1290 Diversified Bond, 1290 Essex Small Cap Growth, 1290 GAMCO Small/Mid Cap Value, 1290 High Yield Bond and 1290 SmartBeta Equity Funds may be held as an underlying investment by certain series of the EQ Advisors Trust and EQ Premier VIP Trust (“VIP Trust”). The following table shows the percentage of ownership of the net assets of each Fund by a series of EQ Advisors Trust or VIP Trust as of October 31, 2023.

Portfolios:	1290 Diversified Bond	1290 Essex Small Cap Growth	1290 GAMCO Small/Mid Cap Value	1290 High Yield Bond	1290 SmartBeta Equity
EQ/All Asset Growth Allocation	1.15%	—%	—%	—%	—%
Equitable Conservative Growth MF/ETF	3.82	4.44	2.43	10.17	4.17
Equitable Moderate Growth MF/ETF	0.49	1.76	0.95	1.47	1.77
Equitable Growth MF/ETF	0.09	2.63	1.42	1.58	3.16
EQ/Conservative Allocation	4.85	—	—	—	—
EQ/Conservative-Plus Allocation	4.16	—	—	—	—
EQ/Moderate Allocation	21.81	—	—	—	—
EQ/Moderate-Plus Allocation	16.22	—	—	—	—
EQ/Aggressive Allocation	2.10	—	—	—	—
Target 2015 Allocation	0.62	—	—	—	—
Target 2025 Allocation	1.64	—	—	—	—
Target 2035 Allocation	1.20	—	—	—	—
Target 2045 Allocation	0.72	—	—	—	—
Target 2055 Allocation	0.10	—	—	—	—

1290 FUNDS

NOTES TO FINANCIAL STATEMENTS (Concluded)

October 31, 2023

Note 6	Subsequent Events

The Adviser evaluated subsequent events from October 31, 2023, the date of these financial statements, through the date these financial statements were issued. The subsequent events include the following:

Effective November 29, 2023, the name of the 1290 Retirement 2060 Fund changed to 1290 Avantis® U.S. Large Cap Growth Fund; American Century Investment Management, Inc. became the Fund’s sub-adviser; and the Fund’s investment objective changed. Effective November 29, 2023, the Fund seeks to provide long-term growth of capital and pursues its investment objective by investing directly in U.S. equity securities.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of 1290 Funds and Shareholders of each of the sixteen funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of each of the funds listed in the table below (constituting 1290 Funds, hereafter collectively referred to as the “Funds”) as of October 31, 2023, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2023, the results of each of their operations and the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

1290 Diversified Bond Fund (1)	1290 Retirement 2030 Fund (1)
1290 Essex Small Cap Growth Fund (2)	1290 Retirement 2035 Fund (1)
1290 GAMCO Small/Mid Cap Value Fund (1)	1290 Retirement 2040 Fund (1)
1290 High Yield Bond Fund (1)	1290 Retirement 2045 Fund (1)
1290 Loomis Sayles Multi-Asset Income Fund (1)	1290 Retirement 2050 Fund (1)
1290 Multi-Alternative Strategies Fund (1)	1290 Retirement 2055 Fund (1)
1290 Retirement 2020 Fund (1)	1290 Retirement 2060 Fund (1)
1290 Retirement 2025 Fund (1)	1290 SmartBeta Equity Fund (1)

(1)	Statement of operations for the year ended October 31, 2023 and statement of changes in net assets for each of the two years in the period ended October 31, 2023
(2)

Statement of operations for the year ended October 31, 2023 and statement of changes in net assets for the year ended October 31, 2023 and for the period July 11, 2022 (commencement of operations) through October 31, 2022

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 15, 2023

We have served as the auditor of one or more investment companies in the Equitable Investment Management, LLC – advised mutual fund complex since 1997.

1290 FUNDS

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVALS

APPROVALS OF INVESTMENT ADVISORY AND INVESTMENT SUB-ADVISORY AGREEMENTS

DURING THE SIX-MONTH PERIOD ENDED OCTOBER 31, 2023 (UNAUDITED)

At an in-person meeting held on July 18-19, 2023 (the “July 2023 Meeting”), the Board of Trustees (the “Board”) of 1290 Funds (the “Trust”), including those Trustees who are not parties to any Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Equitable Investment Management, LLC (“EIM” or the “Adviser”) and, as applicable, the renewal of the Investment Sub-Advisory Agreement (each, a “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) between the Adviser and each investment sub-adviser (each, a “Sub-Adviser” and together, the “Sub-Advisers”), as shown in the table below with respect to the series of the Trust (each, a “Fund” and together, the “Funds”) listed below, for an additional one-year term. As noted below, the Board considered, and made a decision with respect to, each Agreement for each Fund separately.

Funds	Agreement(s) Renewed by the Trust’s Board with respect to the Funds

1290 Multi-Alternative Strategies Fund

1290 Retirement 2020 Fund

1290 Retirement 2025 Fund

1290 Retirement 2030 Fund

1290 Retirement 2035 Fund

1290 Retirement 2040 Fund

1290 Retirement 2045 Fund

1290 Retirement 2050 Fund

1290 Retirement 2055 Fund

1290 Retirement 2060 Fund

(collectively, the “1290 Retirement Funds”)

Advisory Agreement with EIM

1290 Diversified Bond Fund	Advisory Agreement with EIM Sub-Advisory Agreement with Brandywine Global Investment Management LLC

1290 Essex Small Cap Growth Fund	Advisory Agreement with EIM Sub-Advisory Agreement with Essex Investment Management Company, LLC

1290 GAMCO Small/Mid Cap Value Fund	Advisory Agreement with EIM Sub-Advisory Agreement with GAMCO Asset Management, Inc.

1290 High Yield Bond Fund 1290 SmartBeta Equity Fund	Advisory Agreement with EIM Sub-Advisory Agreement with AXA Investment Managers US Inc.

1290 Loomis Sayles Multi-Asset Income Fund (formerly known as 1290 DoubleLine Dynamic Allocation Fund)	Advisory Agreement with EIM Sub-Advisory Agreement with Loomis, Sayles & Company, L.P.

In reaching its decision to renew the Agreement(s) with respect to each Fund, the Board considered the overall fairness of the Agreement and whether the Agreement was in the best interests of the Fund and its shareholders. The Board further considered all factors it deemed relevant with respect to each Fund, including: (1) the nature, quality and extent of the overall services to be provided to the Fund by the Adviser, the relevant Sub-Adviser and, where applicable, their respective affiliates, including the investment performance of the Fund; (2) the level of the Fund’s advisory fee and, where applicable, sub-advisory fee, and the Fund’s expense ratios relative to those of peer funds; (3) the costs of the services provided by, and the profits (if any) realized by, the Adviser and its affiliates from their relationships with the Fund; (4) the anticipated effect of growth and size on the Fund’s performance and expenses, including any potential economies of scale and whether any such economies of scale are equitably shared with shareholders; and (5) “fall-out” benefits that may accrue to the Adviser, the relevant Sub-Adviser, and their respective affiliates (that is, indirect benefits that they would not receive but for their relationships with the Fund). The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the mutual fund industry). In considering each Agreement, the Board members did not identify any particular factor or information that was all-important or controlling, and each Trustee may have given different weights to different factors and, thus, each Trustee may have had a different basis for his or her decision.

In connection with its deliberations, the Board took into account a broad range of information (both written and oral) provided to the Board, including its various committees, throughout the year, as well as information provided specifically in connection with the annual renewal process. The Trustees also recognized that the contractual arrangements for the Funds have been reviewed by the Trustees and discussed with the Adviser in prior years and that the Trustees’ conclusions may take into account conclusions reached during their consideration of these same arrangements in prior years. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process.

Information provided and discussed throughout the year included investment performance reports and related financial and general market outlook information for each Fund, as well as periodic reports on, among other matters, brokerage allocation and execution; pricing and valuation; legal and compliance matters; shareholder and other services and support provided to the Funds by the Adviser, the relevant Sub-Adviser and their respective affiliates, as well as third-party providers; actual and potential conflicts of interest that could impact the business operations and relationships of the Adviser and the Trust or affect the Adviser’s recommendations about Sub-Advisers; sales and marketing activity; and risk management. In addition, the sub-groups of the Board’s Investment Committee, composed of Independent Trustees, met individually with, and engaged in extensive discussions along with management representatives and outside legal counsel with, Sub-Advisers during presentations made at regularly scheduled Investment Committee meetings during the year.

Information provided and discussed specifically in connection with the annual renewal process included a report prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of mutual fund industry data, as well as additional substantial material prepared by management. Broadridge provided its report directly to the Independent Trustees and included in its report comparative fee and expense information for each Fund and comparative investment performance information for each Fund with at least one year of operating history as of March 31, 2023. The Independent Trustees, in consultation with their independent legal counsel, annually review and assess and, as they deem appropriate, request revisions to, the materials provided by Broadridge to ensure that the Independent Trustees continue to receive comparative fee, expense, and investment performance information in a format that facilitates and enhances their review of the Funds’ investment advisory arrangements. The additional material prepared by management generally included Fund-by-Fund information showing each Fund’s average net assets; advisory fees and, where applicable, sub-advisory fees; expense ratios; expense limitation arrangements; investment performance (in addition to the performance information prepared by Broadridge); and profitability information, including information regarding the profitability of the Adviser’s operations on an overall Trust basis, as well as on a Fund-by-Fund basis. In addition, for each Fund, the Adviser and, where applicable, the relevant Sub-Adviser provided separate materials describing the Fund’s investment performance over various time periods and the services provided and the fees charged with respect to the Fund, and discussing whether the Fund had performed as expected over time and other matters.

The annual renewal process extends over at least two regular meetings of the Board in June and July (although the Independent Trustees believe that, in fact, the process extends year-round, and the Independent Trustees receive information on an ongoing basis) to ensure that the Adviser and the Sub-Advisers have time to respond to any questions the Independent Trustees may have on their initial review of the materials and that the Independent Trustees have time to consider those responses. The Independent Trustees also held a conference call in advance of the meeting at which the Board approved the renewal of the Agreements to review the information provided and communicated follow-up questions for management to address at the renewal meeting. The Independent Trustees also met in executive sessions during the meeting to discuss the Agreements and the information provided. When invited, management representatives attended portions of the executive sessions to review and discuss matters relating to the Agreements and to provide additional information requested by the Independent Trustees. At the meeting and during the portions of the executive sessions attended by management, the Independent Trustees and management engaged in extensive discussions and negotiations regarding the Agreements. The Independent Trustees were assisted by independent legal counsel prior to and during the meeting and during their deliberations regarding the Agreements and also received from legal counsel materials addressing, among other things, the legal standards applicable to their consideration of the proposed renewal of the Agreements. In addition, the Independent Trustees requested and reviewed information and met during the year to discuss information relevant to their annual consideration of the Agreements.

The Board also noted that the Trust is an affiliated investment company of EQ Advisors Trust and EQ Premier VIP Trust, which are managed by Equitable Investment Management Group, LLC (“EIMG”), an affiliate of the Adviser, and that all of the Board members also currently serve on the Boards of Trustees of EQ Advisors Trust and EQ Premier VIP Trust. The Board noted that EIMG served as the investment adviser to the Trust prior to January 1, 2023. The Board also noted that all but one of the Sub-Advisers currently serve as investment sub-advisers for one or more series, or allocated portion(s) of series, of EQ Advisors Trust and EQ Premier VIP Trust. The Trustees took into account information relating to the Adviser, EIMG and the Sub-Advisers provided to the Trustees, in their capacities as Trustees of EQ Advisors Trust and EQ Premier VIP Trust, at prior meetings of the Boards of Trustees of EQ Advisors Trust and EQ Premier VIP Trust, and the Trustees noted their experience and familiarity with the Adviser, EIMG, the Sub-Advisers, and the series of EQ Advisors Trust and EQ Premier VIP Trust gained from their service on the Boards of Trustees of EQ Advisors Trust, EQ Premier VIP Trust, and the Trust.

Although the Board approved the renewal of the Agreements for all of the Funds at the same Board meeting, the Board considered each Fund and each relevant Agreement separately and, in doing so, noted the respective roles of the Adviser and, as applicable, the relevant Sub-Adviser in providing services to the Fund. In approving the renewal of the relevant Agreement(s) with respect to each Fund, each Trustee, including the Independent Trustees, after considering all factors they deemed relevant, reached a determination, with the assistance of Independent Trustees’ counsel and fund counsel and through the exercise of their own business judgment, that the advisory fee and, where applicable, sub-advisory fee were fair and reasonable and that the renewal of the Agreement(s) was in the best interests of the applicable Fund and its shareholders. Although the Board gave attention to all information provided, the following discusses some of the primary factors it deemed relevant to its decision to renew the Agreements.

Nature, Quality and Extent of Services

The Board evaluated the nature, quality and extent of the overall services to be provided to each Fund and its shareholders by the Adviser, the relevant Sub-Adviser and, where applicable, their respective affiliates. In addition to the investment performance and expense information discussed below, the Board considered the Adviser’s and each relevant Sub-Adviser’s responsibilities with respect to each Fund and the Adviser’s and each relevant Sub-Adviser’s experience in serving as an investment adviser for the Fund(s) and for funds and accounts similar to the Fund(s) each advises, including, as applicable, other series (or allocated portion(s) of other series) in the same fund complex with the Trust.

With respect to the Adviser, the Board considered that the Adviser is responsible for, among other things, developing investment strategies for the Funds (and the portions thereof); researching, selecting and hiring Sub-Advisers, conducting ongoing due diligence on and monitoring Sub-Advisers, and, when necessary or advisable, terminating or replacing Sub-Advisers; allocating and rebalancing Fund assets among Sub-Advisers; overseeing the selection of investments for the Funds (or the portions thereof) that the Sub-Advisers sub-advise; making investment decisions for the Funds (or the portions thereof) that it manages directly; monitoring and evaluating the performance of the Funds (or the portions thereof); monitoring the investment operations and composition of the Funds (or the portions thereof) and, in connection therewith, monitoring compliance with the Funds’ investment objectives, policies and restrictions, as well as the Funds’ compliance with applicable law and the Trust’s compliance policies and procedures; monitoring brokerage selection, commission and other trading costs, quality of execution, and other brokerage matters; coordinating and managing the flow of information and communications relating to the Funds among the Sub-Advisers and other applicable parties; coordinating responses to regulatory agency inquiries relating to the operations of the Trust and coordinating litigation matters involving the Adviser and the Trust; and implementing Board directives as they relate to the Funds. The Board also considered information regarding the Adviser’s process for selecting and monitoring the Sub-Advisers and the other service providers to the Funds and its process for making investment decisions for the Funds (or the portions thereof) that it manages directly, as well as information regarding the qualifications and experience of, and resources available to, the Adviser’s personnel who perform those functions with respect to the Funds. In addition, the Board considered the quality of the Adviser’s communications with the Board and the Adviser’s responsiveness to Board inquiries and requests made from time to time with respect to the Funds. The Board further considered that the Adviser also provides the Trust with personnel, including Trust officers, in connection with carrying out its responsibilities and is responsible for coordinating the development of new initiatives and evaluating the impact of proposed products and services on the Trust and its assets. The Board also considered that the Adviser assumes significant entrepreneurial risk in sponsoring new Funds or recommending and implementing changes (e.g., investment objective, strategy or policy changes) to existing Funds and that the Adviser also bears and assumes significant ongoing risks, including investment, operational, cybersecurity, enterprise, litigation, regulatory and compliance risks, with respect to all Funds. The Board considered that the Adviser’s responsibilities with respect to all Funds include daily monitoring of investment, operational, cybersecurity, enterprise, litigation, regulatory and compliance risks as they relate to the Funds. The Board also considered periodic reports provided to the Board regarding the Adviser’s ongoing risk monitoring and management activities. The Board also noted increased regulatory risk.

With respect to the Sub-Advisers, the Board considered that each Sub-Adviser, subject to the oversight of the Adviser, is responsible for making investment decisions for the Fund (or the portion thereof) that it sub-advises; placing with brokers or dealers orders for the purchase and sale of investments for the Fund (or the portion thereof) that it sub-advises; and performing certain related administrative functions. The Board also reviewed information regarding each Sub-Adviser’s process for selecting investments for the Fund (or the portion thereof) that it sub-advises, as well as information regarding the qualifications and experience of the Sub-Adviser’s portfolio managers who provide services to the Fund that it sub-advises, as well as information on staffing levels and succession planning. The Board also considered information regarding each Sub-Adviser’s policies for executing portfolio transactions for the Fund (or the portion thereof) that it sub-advises and, where applicable, information regarding a Sub-Adviser’s policies for obtaining research from brokers and dealers.

In addition, the Board considered the allocation of Fund brokerage, including allocations to broker-dealers affiliated with the Adviser or a Sub-Adviser. The Board also considered the use of “soft” commission dollars to pay for research services, as applicable. In this regard, the Board also considered the Adviser’s and each Sub-Adviser’s trading experience and received information regarding how the Adviser and each Sub-Adviser seek to achieve “best execution” on behalf of a Fund (or portion thereof), including a report by an independent portfolio trading analytical firm and reports from the Trust’s Chief Compliance Officer regarding the monitoring of execution quality.

The Board also considered the Trust’s Chief Compliance Officer’s evaluation of the Adviser’s and each Sub-Adviser’s compliance programs, policies and procedures, including those relating to cybersecurity and business continuity, and any compliance matters involving the Adviser and any applicable Sub-Adviser that had been brought to the Board’s attention during the year. In addition, the Board considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the Adviser and the Sub-Advisers and received information regarding the Adviser’s and each Sub-Adviser’s financial condition and history of operations and potential conflicts of interest in managing the Funds. The Board also considered information as to the overall amount of assets sub-advised by each Sub-Adviser and noted the largest Sub-Adviser relationships, both in terms of aggregate net assets sub-advised and, for smaller Sub-Advisers, net assets sub-advised as a percentage of the Sub-Adviser’s total assets under management. In addition to periodic reports throughout the year, the Independent Trustees received information about business relationships that the Adviser and/or its affiliates, including Equitable Financial Life Insurance Company, have with the Sub-Advisers and/or their affiliates in addition to the relationships involving the Funds. In this regard, the Board also received materials regarding the practices, policies and procedures (as well as periodic enhancements thereto) adopted by the Adviser and the Trust to identify and mitigate actual and potential conflicts of interest, including conflicts that may arise in connection with those additional business relationships.

The Board also considered periodic reports provided to the Board regarding the services provided by the Adviser, the Sub-Advisers and, where applicable, their affiliates. The Board also considered actions taken by the Adviser and the Sub-Advisers in response to market conditions over the past year and considered the overall performance of the Adviser and the Sub-Advisers in this context. The Board also considered information about the Adviser’s and each Sub-Adviser’s plans with respect to its continued operation in an in-person, remote or hybrid work environment and the Adviser’s and each Sub-Adviser’s ability to continue to provide the same scope and quality of services to its respective Fund(s). The Board noted that, at the Independent Trustees’ request, the Adviser had continued to provide the Board with regular updates on market volatility, the operation of the Trust and the Funds, developments related to the Adviser’s business, and the Adviser’s ongoing oversight of the Funds’ Sub-Advisers, including enhanced supervisory measures taken, in light of market and business disruptions resulting from a variety of economic and other factors. The Board also noted that, at the Independent Trustees’ request, the

Adviser had continued to provide the Board with periodically updated EIM assets under management and Fund average net assets information, as well as updated investment performance information.

The Board also considered strategic and other actions taken by the Adviser in response to recent events within the mutual fund industry, including actions taken in response to legal and regulatory developments, including new U.S. Securities and Exchange Commission rulemaking, affecting the mutual fund industry. The Board also requested and received throughout the past year information from the Adviser and various service providers on various topics impacting mutual funds generally, including pricing and valuation of portfolio securities; liquidity and derivatives risk management; cybersecurity; trustee independence; mutual fund board governance “best practices”; new reporting requirements for mutual funds; environmental, social and governance (“ESG”) investing; and the transition away from London Interbank Offered Rate (LIBOR). The Board noted that certain of these topics may present significant ongoing challenges for mutual funds and result in an increase in the responsibilities and costs of mutual fund service providers, including the Adviser. The Board also noted the increasing complexity of the financial markets.

The Board also considered the benefits to shareholders from participation in a Fund sponsored by the Adviser, including the Adviser’s experience operating a large fund complex that offers a wide range of portfolios, sub-advisers and investment styles. The Board likewise considered that shareholders have chosen to invest in mutual funds sponsored by the Adviser. In addition, the Board considered the nature, quality and extent of the administrative, shareholder servicing and distribution support services that the Adviser and its affiliates provide to the Funds and their shareholders. The Board also noted that, throughout the past year, the Adviser and its affiliates had continued or undertaken strategic and other actions and initiatives intended to enhance various aspects of the Trust’s and the Board’s operations and shareholders’ experience with the mutual funds sponsored by the Adviser. In this regard, the Board also noted that the Adviser continually reviews the overall line-up of investment options and conducts in-depth analysis of its entire fund complex to provide recommendations to the Board to streamline and strengthen the fund complex’s line-up. The Board recognized that certain of these strategic and other actions and initiatives may also have a positive impact on the profitability and financial position of the Adviser and its affiliates.

For purposes of evaluating the nature, quality and extent of the overall services provided to each Fund, the Board also took into account discussions with the Adviser and, where applicable, the relevant Sub-Adviser about Fund investment performance that occur at Board and Investment Committee meetings throughout the year. In this regard, the Board noted that, as part of regularly scheduled Fund reviews and other detailed reports to the Board on Fund performance, the Board periodically considered information regarding each Fund’s performance over various time periods on both an absolute basis and relative to an appropriate broad-based securities market index (“benchmark”) and/or a custom blended index developed by the Adviser that comprises broad-based indexes (“blended benchmark”), and a peer group of other mutual funds deemed by Broadridge to be comparable to the Fund (“peer group”). The performance information generally included, among other information, annual total returns, average annual total returns, cumulative returns and/or rolling period total returns. The Board also reviewed information about performance attribution and reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers. The Board also considered the Adviser’s effectiveness in monitoring the performance of the Sub-Advisers, and the Adviser’s responses to performance issues when identified. The Board also considered certain information, reflected in Appendix A, provided to the Board regarding each Fund’s performance relative to a benchmark and/or a blended benchmark and a peer group for the one-, three- and five-year periods, as applicable, and since inception periods ended March 31, 2023. The Board noted that this information supplemented other performance information provided to the Board throughout the year and in connection with the annual renewal process. For each Fund with at least one year of operating history as of March 31, 2023, the Board also considered information, provided directly to the Board by Broadridge, regarding each Fund’s performance over various time periods relative to a benchmark and/or a blended benchmark and Broadridge’s “performance universe” consisting of a peer group of funds. The Board also took note of the relatively small size of each Fund and the likely impact that a Fund’s size has on its relative expenses and performance. The Board also noted that, at the Independent Trustees’ request, the Adviser had provided the Board with updated performance information for all of the Funds for periods ended May 31, 2023, as well as market commentary, in connection with the annual renewal process.

The Board received a description of, and factored into its evaluation of each Fund’s performance the limitations inherent in, Broadridge’s methodology for developing and constructing peer groups and determining, from year to year, which mutual funds should be included in which peer groups, among other things. The Board also noted that the number of mutual funds included in a peer group may be relatively small and may differ significantly from peer group to peer group and from year to year and that the constituent mutual funds included in a peer group also may differ from year to year, which, among other factors, can limit the relevance of the comparisons. While recognizing these inherent limitations, the Board believed the independent analysis conducted by Broadridge provided a useful measure of comparative performance. The Board noted that while the Adviser requested that the Board be provided certain supplemental peer group performance information, the Adviser did not participate in Broadridge’s selection of peer funds, or identification of a peer group, for any Fund.

In evaluating the Funds’ performance, the Board generally considered longer-term performance over a full market cycle (typically five years or longer, if applicable) to be more important than short-term performance. The Board also took into account factors including general market conditions (including the amount of volatility in the market over the past year); interest rate and inflation levels and credit conditions; the “style” in which the Funds are managed, as applicable, and whether that style is in or out of favor in the market; issuer-specific information; and fund cash flows. In this regard, the Board also noted how selecting different time periods for performance calculations (for example, whether a one-year period is from December to December or March to March) can produce significantly different results in terms of a Fund’s returns and peer ranking on a relative basis. The Board further acknowledged that longer-term performance could be impacted by even one period of significant outperformance or underperformance. The Board also considered that variations in performance among a Fund’s operating classes reflect variations in class expenses, which result in lower performance for higher expense classes.

Allocation Funds

With respect to the performance of the 1290 Loomis Sayles Multi-Asset Income Fund, the Board considered that the Fund allocates its assets between equity and fixed income investments and is advised by a single Sub-Adviser. In evaluating the performance of the Fund, the Board also noted that, in August 2022, the Fund had replaced its former sub-adviser with a new Sub-Adviser, and had changed its investment objective, policies and strategy, performance benchmark, fee and expense structure, and name. Therefore, the Board focused on the Fund’s performance since that time.

With respect to the performance of each of the 1290 Retirement Funds, the Board considered that each Fund operates as a fund-of-funds managed by the Adviser and invests in exchange traded securities of other investment companies or investment vehicles (“ETFs”) and recognized, therefore, that each Fund’s performance is based, in part, on the total returns of the ETFs in which it invests. The Board also considered that each of the 1290 Retirement Funds allocates its assets between equity and fixed income investments through its investments in ETFs.

The Board also took into account that, at the July 2023 Meeting, the Adviser had proposed, and the Board had approved, changing the 1290 Retirement 2060 Fund from a fund-of-funds managed by the Adviser to a sub-advised fund. In connection with the change, the Board also approved a new investment sub-advisory agreement between the Adviser and the proposed new sub-adviser1 with respect to the Fund, as well as changes to the Fund’s investment objective, policies and strategy, performance benchmark, and name. The Board also noted that the implementation of the proposed changes was subject to shareholder approval of the new investment sub-advisory agreement with respect to the Fund.2

The Board also factored into its evaluation of each Fund’s performance the limitations inherent in comparing the performance of asset allocation funds, such as the Funds, which may invest in equity and fixed income investments, to the performance of a peer group that includes funds that may allocate their assets between equity and fixed income investments in different percentages over time than the Funds and among other asset classes. The Board also factored into its evaluation of each 1290 Retirement Fund’s performance that, although the Fund’s benchmark may correspond to a particular target retirement date, it may have levels of exposure to equity and fixed income investments that vary from the Fund’s asset allocation over time.

[1]

A discussion of the process followed by the Board in its approval of the new investment sub-advisory agreement, including the information reviewed, certain material factors considered, and certain related conclusions reached, is provided elsewhere in this shareholder report.

[2]	As of the date of this shareholder report, the Fund’s shareholders have since approved the new investment sub-advisory agreement at a special shareholder meeting held on October 23, 2023.

Active Funds

With respect to the performance of the 1290 Diversified Bond, 1290 Essex Small Cap Growth, 1290 GAMCO Small/Mid Cap Value, 1290 High Yield Bond and 1290 SmartBeta Equity Funds, the Board considered that each Fund is actively managed and advised by a single Sub-Adviser.

In evaluating the performance of the 1290 Diversified Bond Fund, the Board also noted that, in June 2018, the Fund had replaced its two former sub-advisers with a new Sub-Adviser, and changed its investment objective, policies and strategy, performance benchmark, and fee and expense structure, and, therefore, the Board focused on the Fund’s performance since that time.

The Board also noted that the 1290 Essex Small Cap Growth Fund had only a short operating history on which to evaluate performance.

With respect to the performance of the 1290 Multi-Alternative Strategies Fund, the Board considered that the Fund operates as a fund-of-funds and invests in ETFs and recognized, therefore, that the Fund’s performance is based, in part, on the total returns of the ETFs in which it invests.

All Funds

The Board and the Adviser discussed the performance of each Fund, including whether each Fund had performed as expected over time. The Board and the Adviser also discussed, where applicable, the reasons for a Fund’s underperformance for certain periods relative to its peer group and/or benchmark and/or blended benchmark, as applicable, and efforts to improve the Fund’s performance. Where applicable, the Board also considered steps that the Adviser and, where applicable, the relevant Sub-Adviser had taken to address a Fund’s performance, including any changes or additions to the Sub-Advisers or portfolio managers advising a Fund and any changes to the investment strategies of a Fund. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of a Fund’s Agreement(s) and that, after considering all relevant factors, it can reach a decision to renew an Agreement notwithstanding a Fund’s relative underperformance.

Based on its review and the explanations provided by the Adviser and, where applicable, the relevant Sub-Adviser regarding the performance of each Fund, the Board determined, with respect to each Fund, that (i) the Fund and its shareholders would benefit from the Adviser’s and, where applicable, the relevant Sub-Adviser’s continued management of the Fund, and (ii) the nature, quality and extent of the overall services provided by the Adviser, the relevant Sub-Adviser and, where applicable, their respective affiliates were appropriate for the Fund in light of its investment objective(s) and, thus, supported a decision to approve the renewal of the Agreement(s).

Expenses

The Board considered each Fund’s advisory fee and, where applicable, sub-advisory fee in light of the nature, quality and extent of the overall services provided by the Adviser and, where applicable, the relevant Sub-Adviser. The Board also reviewed comparative fee and expense information for each Fund provided directly to the Board by Broadridge. The information provided by Broadridge included an analysis of how each Fund’s contractual advisory fee, actual advisory fee, other expense components, and total expense ratio compared with those of peer groups of other mutual funds selected by Broadridge as constituting an appropriate expense comparison for the Fund (typically, both a smaller expense “group” of funds selected for similarity in terms of asset size as well as other factors, and a broader expense “universe” consisting of a larger group of funds more broadly comparable to the Fund) (a Fund’s “Broadridge category”). For each Fund, Broadridge provided information on the Fund’s contractual advisory fee in comparison with the contractual advisory fee that would have been charged by other funds within a Broadridge category assuming the other funds were similar in size to the Fund, as well as information on the Fund’s actual advisory fee and total expense ratio in comparison with those of other funds within a Broadridge category. The advisory fee analysis includes within such fee any separate administrative fee paid by a fund, including the administrative fee a Fund paid to the Adviser in its capacity as administrator for the Fund. The contractual advisory fee analysis does not take into account any fee reimbursements or waivers, whereas the actual advisory fee analysis does take into account any advisory (including any administrative) fee reimbursements or waivers that benefit a fund. The total expense ratio represents a fund’s total net operating expenses and takes into account any expense reimbursements or fee waivers that benefit a fund. Broadridge provided, and the Board considered, total expense ratio comparisons including and excluding any 12b-1 or non 12b-1 service fees and, as applicable, including fees and expenses of any underlying funds in which a fund invests.

The Broadridge expense data was based upon information taken from each Fund’s audited annual report for the period ended October 31, 2022, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. Broadridge provided expense data for Class I shares of each Fund. The Board reviewed the expense data for Class I shares as a proxy for all of a Fund’s operational share classes. In this regard, the Board noted that the expenses for a Fund’s Class I shares are generally lower than the expenses for a Fund’s other share classes and that the expense comparisons may differ for different classes. For the 1290 Retirement Funds, the only operational share class is Class I. Fund-specific contractual advisory fee and total expense ratio comparisons are provided below. The total expense ratio comparisons exclude any 12b-1 or non 12b-1 service fees. For the funds-of-funds and certain other Funds as noted below, the total expense ratio comparisons include fees and expenses of any underlying funds in which a fund invests. The Board also took note of the relatively small size of each Fund and the likely impact that a Fund’s size has on its relative expenses.

The Board received a description of, and factored into its evaluation of each Fund’s fees and expenses the limitations inherent in, Broadridge’s methodology for developing and constructing Broadridge categories and for determining, from year to year, which mutual funds should be included in which Broadridge categories, among other things. The Board recognized these inherent limitations and, taking into account commentary and supporting data presented by management, also recognized that comparisons between a Fund and other mutual funds in a Broadridge category may not be as relevant in certain circumstances, given that in some cases a Fund may exhibit notable differences (for example, in its objective(s), management techniques, and relative size) when compared to other mutual funds in a Broadridge category. The Board also noted that the number of mutual funds included in a Broadridge category may be relatively small and may differ significantly from category to category and from year to year and that the constituent mutual funds included in a Broadridge category (as well as their respective advisory/administrative fees and total expense ratios) also may differ from year to year, which can limit the relevance of the comparisons. The Board noted that it generally considered the more-narrow expense “group” comparisons to be more important in the first instance than the broader expense “universe” comparisons, but took into account the broader expense universe comparisons as well, including, among other circumstances, when the number of funds in the more-narrow expense group was small or other aspects of the Fund differed appreciably from those of the funds in the more-narrow expense group. For uniformity, the Fund-specific contractual advisory fee and total expense ratio comparisons provided below are relative to the broader expense universe. The Board also noted that there is no standard definition of advisory and administrative services, meaning that different mutual funds may receive different services, rendering fee and expense comparisons more difficult. Nonetheless, the Board believed that the independent analysis conducted by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s advisory fee and total expense ratio. The Board also considered that the full effects of certain fee and expense changes that the Adviser had agreed to implement during 2022 were not reflected in the Broadridge expense data, but that all current fees and expenses of each Fund are disclosed as required in Fund offering documents.

The Board noted that the Broadridge expense groups and universes for the Funds excluded ETFs because ETFs have a different structure from open-end funds like the Funds and shares of ETFs are accessed differently by investors. The Board also noted that the Broadridge expense groups and universes for the actively managed Funds excluded passive, or index, funds because passive funds pursue their investment strategies differently from the actively managed Funds. The Board noted that, in each case, the excluded funds could have lower advisory fees and total expenses, and that the inclusion of these funds in peer groups and universes would have the effect of lowering the averages and medians of the expense measurements in the peer groups and universes. The Board also noted that, as with performance peer groups, the Adviser did not participate in Broadridge’s selection of peer funds, or identification of a peer group, for any Fund for purposes of fee and expense comparisons.

In addition, with respect to each sub-advised Fund, the Board further considered the relative levels of the sub-advisory fee paid to the relevant Sub-Adviser and the advisory fee retained by the Adviser in light of, among other factors, the nature and extent of responsibilities retained and risks assumed by the Adviser and not delegated to or assumed by the relevant Sub-Adviser, and the information prepared by management regarding the level of profits realized by the Adviser and its affiliates in connection with the operation of the Fund. The Board also considered the sub-advisory fee paid to a Sub-Adviser in light of fees charged by the Sub-Adviser to similar funds, if any, advised or sub-advised by the Sub-Adviser, including explanations of differences among funds where relevant.

Allocation Funds

The Board considered that the contractual advisory fee for the 1290 Loomis Sayles Multi-Asset Income Fund and each of the 1290 Retirement Funds was above the median for the Fund’s respective Broadridge category. The

Board also considered that the total expense ratio for the Class I shares of each of these Funds was above the median for the Fund’s respective Broadridge category. For each of the 1290 Retirement Funds, the total expense ratio included the fees and expenses of the underlying funds in which the Fund invests.

The Board also considered each 1290 Retirement Fund’s advisory fee rate relative to the advisory fee rates of other portfolios managed by the Adviser that, like the Funds, are structured as funds-of-funds, and noted that differences in the level of the fees reflected differences between a Fund and other funds-of-funds managed by the Adviser.

Active Funds

The Board considered that the contractual advisory fee for the 1290 Multi-Alternative Strategies Fund was below the median for the Fund’s Broadridge category. The Board also considered that the total expense ratio for the Class I shares of the Fund was above the median for the Fund’s Broadridge category.

The Board considered that the contractual advisory fee for each of the 1290 Diversified Bond, 1290 Essex Small Cap Growth, 1290 GAMCO Small/Mid Cap Value, 1290 High Yield Bond and 1290 SmartBeta Equity Funds was above (but, in the case of the 1290 Essex Small Cap Growth Fund, within five basis points of) the median for the Fund’s respective Broadridge category. The Board also considered that the total expense ratio for the Class I shares of each of the 1290 Diversified Bond and 1290 Essex Small Cap Growth Funds was below the median for the Fund’s respective Broadridge category, and the total expense ratio for the Class I shares of each of the 1290 GAMCO Small/Mid Cap Value, 1290 High Yield Bond and 1290 SmartBeta Equity Funds was above the median for the Fund’s respective Broadridge category.

The Board also considered the 1290 Multi-Alternative Strategies Fund’s advisory fee rate relative to the advisory fee rates of other portfolios managed by the Adviser that, like the Fund, are structured as funds-of-funds, and noted that differences in the level of the fees reflected differences between the Fund and other funds-of-funds managed by the Adviser.

All Funds

The Board further considered that the advisory fee rate schedules for all Funds other than the 1290 Retirement Funds include breakpoints that reduce the fee rate as a Fund’s assets increase above certain levels. The Board noted that any such reduction in a Fund’s effective advisory fee would result in corresponding reductions in the Fund’s total expense ratios. In addition, the Board considered that the Adviser had contractually agreed to make payments or waive all or a portion of its and its affiliates’ advisory, administrative and other fees so that each Fund’s total expense ratios do not exceed certain levels as set forth in the Fund’s prospectus. In this regard, the Board also noted that the current expense limitation arrangements for the 1290 GAMCO Small/Mid Cap Value Fund and each of the 1290 Retirement Funds include the fees and expenses of any underlying funds in which a Fund invests and, thus, such fees and expenses would not cause a Fund’s annual operating expenses to exceed its expense limitation. The Board noted that, as a result of these expense limitation arrangements, each Fund’s actual advisory fee was lower than its contractual advisory fee.

Based on its review, the Board determined, with respect to each Fund, that the Adviser’s advisory fee is fair and reasonable, and the Board determined, with respect to each sub-advised Fund, that the Sub-Adviser’s sub-advisory fee is fair and reasonable.

Profitability and Costs

The Board also considered the level of profits realized by the Adviser and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed profitability information setting forth the overall profitability of the Trust to the Adviser and its affiliates, as well as the Adviser’s and its affiliates’ profits in providing management and other services to each of the individual Funds during the 12-month period ended December 31, 2022, which was the most recent fiscal year for the Adviser and its affiliates. The Board also considered a year-over-year comparison of profitability information for the one-year periods ended December 31, 2022, 2021, and 2020. The Board noted that the Adviser was heavily subsidizing the Funds’ expenses and that the Funds were not profitable.

In reviewing the Adviser’s profitability analysis, attention was given to the methodology the Adviser followed in determining and allocating costs to each Fund. The Board recognized that there is no uniform methodology within the asset management industry regarding the allocation of firm-wide or complex-wide expenses for determining profitability for this purpose; cost allocation methodologies are inherently subjective; and various cost allocation methodologies may each be reasonable while producing different results. In this regard, the Board noted that the

Adviser’s cost allocation methodology was consistent with the cost allocation methodology followed in the profitability report presentations for the Funds beginning with the July 2018 annual renewal process. The Board also noted that, in consultation with and through independent legal counsel, the Board’s Audit Committee has engaged an outside consultant to conduct periodic assessments of the cost allocation methodology, including adjustments to the methodology, as part of the Board’s review of the Adviser’s profitability analysis in connection with the annual renewal process. In addition to the annual profitability report presentation and extensive discussions with management, the Board took into account the series of assessments and noted that, following each such assessment, the consultant found that the Adviser’s overall cost allocation methodology was reasonable in all material respects and generally consistent with observed industry practices. The Board also took into account management’s ongoing costs and expenditures in providing and improving services for the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from changes in rules and other regulations and to adapt to other challenges impacting the mutual fund industry. In addition, the Board considered information prepared by management and from third party sources comparing the profitability of the Adviser on an overall basis to the profitability of other publicly held asset managers (including asset managers similar to the Adviser) over various time periods.

In addition, with respect to the sub-advised Funds, the Board noted that the Board and the Adviser generally are aware of the fees charged by the Sub-Advisers to other clients (this information having been provided to the Board and the Adviser by the Sub-Advisers in conjunction with the proposed renewal of the Sub-Advisory Agreements) and that the Adviser believes that the fees agreed upon with the Sub-Advisers are reasonable in light of the nature, quality and extent of the investment sub-advisory services provided. The Board acknowledged that, because each Sub-Adviser’s fee is paid by the Adviser, the Adviser is incentivized to negotiate a favorable fee. The Adviser advised the Board that it does not regard Sub-Adviser profitability as meaningful to its evaluation of the Sub-Advisory Agreements. The Board acknowledged the Adviser’s view of Sub-Adviser profitability, noting the Board’s findings as to the reasonableness of the sub-advisory fees and that the fees paid to the Sub-Advisers are the product of negotiations with the Adviser and reflect levels of profitability acceptable to the Adviser and the Sub-Advisers based on the particular circumstances for each of them. The Board further noted that each Sub-Adviser’s fee is paid by the Adviser and not the sub-advised Fund and that many responsibilities related to the advisory function are retained by the Adviser.

Based on its consideration of the factors above, the Board determined that the level of profits realized by the Adviser and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of the services provided and the risks assumed.

Economies of Scale

The Board also considered whether economies of scale or efficiencies are realized by the Adviser as a Fund grows larger, the extent to which this is reflected in the level of advisory and administrative fees charged, and whether there is potential for realization of any further economies of scale or efficiencies. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board considered that any realized economies of scale or efficiencies may be shared with funds and their shareholders in a variety of ways, including: (i) breakpoints in the advisory fee or other fees so that a fund’s effective fee rate declines as the fund grows in size, (ii) subsidizing a fund’s expenses by making payments or waiving all or a portion of the advisory fee or other fees so that the fund’s total expense ratio does not exceed certain levels, (iii) setting the advisory fee or other fees so that a fund is priced to scale, which assumes that the fund has sufficient assets from inception to operate at a competitive fee rate without any fee waiver or expense reimbursement from the manager, and (iv) reinvestment in, and enhancements to, the services that the manager and its affiliates provide to a fund and its shareholders. The Board noted that the advisory fee rate schedules for all Funds other than the 1290 Retirement Funds include breakpoints that reduce the fee rate as Fund assets increase above certain levels, and also considered whether such breakpoints are set at appropriate asset levels. The Board also noted that, although the advisory fees for the 1290 Retirement Funds do not include breakpoints, the Adviser was subsidizing all of the Funds’ expenses by making payments or waiving all or a portion of its and its affiliates’ advisory, administrative and other fees so that each Fund’s total expense ratios do not exceed certain contractual levels as set forth in the Fund’s prospectus. The Board recognized that expense limitation arrangements can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if a Fund’s assets decline. In addition, the Board considered that the Adviser shares any realized economies of scale with the Funds in other ways, which may include setting a Fund’s fees so that they are priced to scale. The Board considered that the effect of this pricing strategy is that the Adviser could lose money in the early stages of a Fund’s operation (and bears the risk that the Fund will never become profitable), while shareholders of the Fund receive the benefit of economies of scale that the Adviser expects the Fund will achieve as it grows. The Board further considered that the Adviser shares any realized economies of scale with the Funds through reinvestment in, and enhancements to, the services that the Adviser and its affiliates provide to the Funds and their shareholders, such as hiring additional personnel, providing additional resources in areas relating to management and administration of the Funds, and the ongoing development of the Adviser’s infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management. In this regard, the Board also considered information about the operation of the Trust’s securities lending program. The Board also noted that the Adviser can share economies of scale with Funds by maintaining existing expense structures in the face of a rising cost environment.

In addition, the Board noted that the sub-advisory fee schedules for certain Sub-Advisers aggregate the assets managed by the Sub-Adviser in a Fund and in one or more other mutual funds for which the Sub-Adviser serves as investment sub-adviser and the Adviser or EIMG serves as investment adviser. The Board also noted that the sub-advisory fee schedules for certain Sub-Advisers include breakpoints that reduce the sub-advisory fee rate as applicable Fund assets under the Sub-Adviser’s management increase above certain levels. In this regard, the Board acknowledged that, at some levels, the breakpoints in a sub-advisory fee schedule may result in savings to the Adviser and not to shareholders. The Board also noted that the aggregation of assets may result in the affected Fund(s) reaching a breakpoint sooner than if the sub-advisory fee schedule did not aggregate assets, which also has the potential to benefit the Adviser. With respect to the sub-advisory fee that does not include breakpoints, the Board considered the Sub-Adviser’s explanation that the sub-advisory fee is priced at a competitive level.

Based on its consideration of the factors above and recognizing that the Funds have relatively low asset levels to date, the Board determined that there was a reasonable sharing of any realized economies of scale or efficiencies under the advisory, administrative and, as applicable, sub-advisory fee schedules at the present time.

Fall-Out and Other Benefits

The Board also considered the extent to which fall-out benefits may accrue to the Adviser and its affiliates. In this connection, the Board considered several possible fall-out benefits and other types of benefits, including the following. The Board noted that the Adviser serves as the administrator for the Funds and receives compensation for acting in this capacity. The Board also noted that Equitable Distributors, LLC, an affiliate of the Adviser, provides distribution support services for the Trust pursuant to an agreement with the Trust’s distributor, ALPS Distributors, Inc. Equitable Distributors, LLC may receive from the Funds compensation (which may include payments pursuant to Rule 12b-1 plans with respect to their Class A, Class T, and Class R shares) for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also recognized that other broker-dealers that are affiliated with the Adviser may sell, and earn sales commissions and/or other compensation with respect to, shares of the Funds. Further, the Board considered that Sanford C. Bernstein & Co., LLC, a registered broker-dealer, is an affiliate of the Adviser and may, from time to time, receive brokerage commissions from the Funds in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Adviser are fair and reasonable.

The Board also considered possible fall-out benefits and other types of benefits that may accrue to a Sub-Adviser, including the following. The Board considered that a Sub-Adviser, through its position as a Sub-Adviser to its respective Fund, may engage in “soft dollar” transactions. In addition, the Board considered that a Sub-Adviser may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from a Fund in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, are consistent with seeking best execution. The Board also noted that certain Sub-Advisers currently serve as investment sub-advisers for other funds advised by the Adviser or EIMG and receive sub-advisory fees with respect to those funds. The Board also recognized that a Sub-Adviser and its affiliates may sell, and earn sales commissions and/or other compensation with respect to, the Funds and other investment products issued by the Adviser or its affiliates. In addition, the Board noted that a Sub-Adviser may benefit from greater exposure in the marketplace with respect to the Sub-Adviser’s investment process and from expanding its level of assets under management, and a Sub-Adviser may derive benefits from its association with the Adviser. Based on its review, the Board determined that any “fall-out” benefits and other types of benefits that may accrue to the Sub-Advisers are fair and reasonable.

Appendix A

The Board noted that the following information regarding each Fund’s performance relative to a benchmark and/or a blended benchmark and a peer group for the one-, three- and five-year periods, as applicable, and since inception periods ended March 31, 2023, supplemented other performance information (including performance based on rolling time periods) provided to the Board throughout the year and in connection with the annual renewal process. The performance results may differ from the performance results for more recent periods, including those shown elsewhere in this shareholder report. See Notes on Performance (Unaudited) elsewhere in this shareholder report for descriptions of the benchmarks.

1290 Funds Investment Performance

For periods ended March 31, 2023

		1 Year		3 Year		5 Year		Since Inception
	Inception Date	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
1290 GAMCO Small/Mid Cap Value Fund Class A	11/12/2014	(3.80)	(9.12)	24.94	22.59	6.18	4.97	7.48	6.76
1290 GAMCO Small/Mid Cap Value Fund Class T	11/12/2014	(3.58)	(5.97)	25.25	24.19	6.45	5.92	7.75	7.42
1290 GAMCO Small/Mid Cap Value Fund Class I	11/12/2014	(3.58)	n/a	25.25	n/a	6.45	n/a	7.75	n/a
1290 GAMCO Small/Mid Cap Value Fund Class R	11/12/2014	(4.08)	n/a	24.63	n/a	5.92	n/a	7.22	n/a
Lipper Small-Cap Core Funds		(7.67)	n/a	21.63	n/a	5.53	n/a	6.72	n/a
Russell 2500 Value Index		(10.53)	n/a	21.80	n/a	5.61	n/a	6.40	n/a
1290 Multi-Alternative Strategies Fund Class A	7/6/2015	(10.05)	(14.96)	3.05	1.14	(0.07)	(1.19)	0.38	(0.35)
1290 Multi-Alternative Strategies Fund Class I	7/6/2015	(9.71)	n/a	3.34	n/a	0.18	n/a	0.63	n/a
1290 Multi-Alternative Strategies Fund Class R	7/6/2015	(10.22)	n/a	2.80	n/a	(0.31)	n/a	0.13	n/a
Lipper Alternative Multi-Strategy Funds		(1.01)	n/a	4.53	n/a	1.52	n/a	1.24	n/a
ICE BofA U.S. 3-Month Treasury Bill Index		2.53	n/a	0.90	n/a	1.41	n/a	1.12	n/a
1290 SmartBeta Equity Fund Class A	11/12/2014	(5.66)	(10.88)	13.96	11.82	7.87	6.66	7.72	6.99
1290 SmartBeta Equity Fund Class T	11/12/2014	(5.42)	(7.77)	14.26	13.29	8.15	7.60	7.99	7.66
1290 SmartBeta Equity Fund Class I	11/12/2014	(5.42)	n/a	14.26	n/a	8.15	n/a	7.99	n/a
1290 SmartBeta Equity Fund Class R	11/12/2014	(5.90)	n/a	13.69	n/a	7.61	n/a	7.45	n/a
Lipper Global Large-Cap Core Funds		(5.32)	n/a	14.16	n/a	6.83	n/a	6.83	n/a
MSCI World (Net) Index		(7.02)	n/a	16.40	n/a	8.01	n/a	7.89	n/a
1290 High Yield Bond Fund Class A	11/12/2014	(3.23)	(7.63)	4.81	3.22	2.68	1.74	3.05	2.49
1290 High Yield Bond Fund Class T	11/12/2014	(2.98)	(5.44)	5.07	4.18	2.96	2.45	3.32	3.00
1290 High Yield Bond Fund Class I	11/12/2014	(2.98)	n/a	5.07	n/a	2.94	n/a	3.32	n/a
1290 High Yield Bond Fund Class R	11/12/2014	(3.47)	n/a	4.55	n/a	2.43	n/a	2.80	n/a
Lipper High Yield Funds		(3.85)	n/a	5.44	n/a	2.58	n/a	3.06	n/a
ICE BofA U.S. High Yield Index		(3.50)	n/a	5.86	n/a	3.07	n/a	3.73	n/a
1290 Diversified Bond Fund Class A	7/6/2015	(8.66)	(12.80)	2.35	0.78	2.74	1.81	2.55	1.95
1290 Diversified Bond Fund Class I	7/6/2015	(8.31)	n/a	2.53	n/a	2.98	n/a	2.80	n/a
1290 Diversified Bond Fund Class R	7/6/2015	(8.84)	n/a	2.04	n/a	2.47	n/a	2.29	n/a
Lipper Global Income Funds		(5.78)	n/a	(1.04)	n/a	(0.44)	n/a	0.92	n/a
Bloomberg U.S. Aggregate Bond Index		(4.78)	n/a	(2.77)	n/a	0.91	n/a	1.23	n/a

		1 Year		3 Year		5 Year		Since Inception
	Inception Date	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
1290 Loomis Sayles Multi-Asset Income Fund Class A	3/7/2016	(1.78)	(7.20)	9.34	7.30	5.95	4.75	6.41	5.57
1290 Loomis Sayles Multi-Asset Income Fund Class I	3/7/2016	(1.58)	n/a	9.61	n/a	6.21	n/a	6.68	n/a
1290 Loomis Sayles Multi-Asset Income Fund Class R	3/7/2016	(2.08)	n/a	9.08	n/a	5.69	n/a	6.14	n/a
Lipper Mixed-Asset Target Allocation Moderate Funds		(6.10)	n/a	8.25	n/a	4.17	n/a	5.44	n/a
20% MSCI World High Dividend Yield Index / 20% Cboe S&P 500 BuyWrite IndexSM / 30% Bloomberg U.S. Corporate High Yield Index / 30% Bloomberg U.S. Aggregate Bond Index		(4.34)	n/a	5.93	n/a	3.42	n/a	4.63	n/a
60% S&P 500 Index / 40% Bloomberg U.S. Aggregate Bond Index		(6.25)	n/a	9.90	n/a	7.34	n/a	8.24	n/a
1290 Essex Small Cap Growth Fund Class A	7/11/2022							7.17	1.30
1290 Essex Small Cap Growth Fund Class I	7/11/2022							7.37	n/a
1290 Essex Small Cap Growth Fund Class R	7/11/2022							6.97	n/a
Lipper Small Cap Growth Funds								(0.89)	n/a
Russell 2000 Growth Index								8.38	n/a
1290 Retirement 2020 Fund Class I	2/27/2017	(5.48)	n/a	5.70	n/a	3.61	n/a	4.21	n/a
Lipper Mixed-Asset Target 2020 Funds		(5.76)	n/a	6.66	n/a	3.92	n/a	4.63	n/a
S&P Target Date 2020 Index		(4.36)	n/a	6.90	n/a	4.26	n/a	4.81	n/a
1290 Retirement 2025 Fund Class I	2/27/2017	(5.75)	n/a	7.09	n/a	4.14	n/a	4.84	n/a
Lipper Mixed-Asset Target 2025 Funds		(5.79)	n/a	7.47	n/a	4.20	n/a	4.98	n/a
S&P Target Date 2025 Index		(4.41)	n/a	8.75	n/a	4.91	n/a	5.56	n/a
1290 Retirement 2030 Fund Class I	2/27/2017	(5.79)	n/a	8.31	n/a	4.51	n/a	5.27	n/a
Lipper Mixed-Asset Target 2030 Funds		(6.21)	n/a	9.19	n/a	4.79	n/a	5.76	n/a
S&P Target Date 2030 Index		(4.82)	n/a	10.46	n/a	5.43	n/a	6.18	n/a
1290 Retirement 2035 Fund Class I	2/27/2017	(5.95)	n/a	9.20	n/a	4.82	n/a	5.62	n/a
Lipper Mixed-Asset Target 2035 Funds		(6.65)	n/a	11.23	n/a	5.44	n/a	6.54	n/a
S&P Target Date 2035 Index		(5.40)	n/a	12.27	n/a	5.99	n/a	6.83	n/a
1290 Retirement 2040 Fund Class I	2/27/2017	(5.98)	n/a	10.11	n/a	5.41	n/a	6.21	n/a
Lipper Mixed-Asset Target 2040 Funds		(6.88)	n/a	12.62	n/a	5.85	n/a	7.04	n/a
S&P Target Date 2040 Index		(5.68)	n/a	13.59	n/a	6.42	n/a	7.31	n/a
1290 Retirement 2045 Fund Class I	2/27/2017	(6.07)	n/a	10.82	n/a	5.58	n/a	6.44	n/a
Lipper Mixed-Asset Target 2045 Funds		(7.01)	n/a	13.58	n/a	6.18	n/a	7.37	n/a
S&P Target Date 2045 Index		(5.78)	n/a	14.39	n/a	6.66	n/a	7.58	n/a
1290 Retirement 2050 Fund Class I	2/27/2017	(6.09)	n/a	11.62	n/a	5.76	n/a	6.69	n/a
Lipper Mixed-Asset Target 2050 Funds		(7.14)	n/a	13.86	n/a	6.25	n/a	7.46	n/a
S&P Target Date 2050 Index		(5.87)	n/a	14.78	n/a	6.78	n/a	7.74	n/a
1290 Retirement 2055 Fund Class I	2/27/2017	(6.34)	n/a	12.34	n/a	5.86	n/a	6.88	n/a
Lipper Mixed-Asset Target 2055 Funds		(7.14)	n/a	14.00	n/a	6.29	n/a	7.53	n/a
S&P Target Date 2055 Index		(5.85)	n/a	14.98	n/a	6.83	n/a	7.81	n/a
1290 Retirement 2060 Fund Class I	2/27/2017	(6.19)	n/a	13.17	n/a	6.26	n/a	7.23	n/a
Lipper Mixed-Asset Target 2060 Funds		(7.16)	n/a	14.12	n/a	6.33	n/a	7.57	n/a
S&P Target Date 2060+ Index		(5.85)	n/a	14.98	n/a	6.87	n/a	7.87	n/a

1290 FUNDS

DISCLOSURE REGARDING ADVISORY CONTRACT APPROVAL

APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT DURING THE SIX-MONTH PERIOD ENDED OCTOBER 31, 2023 (UNAUDITED)

At an in-person meeting held on July 18-19, 2023, the Board of Trustees (the “Board”) of 1290 Funds (the “Trust”), including those Trustees who are not parties to the New Sub-Advisory Agreement (as defined below) or “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of such parties or the Trust (the “Independent Trustees”), considered and unanimously approved a new Investment Sub-Advisory Agreement (the “New Sub-Advisory Agreement”) between Equitable Investment Management, LLC (the “Adviser”), which serves as the Trust’s investment adviser, and American Century Investment Management, Inc. (“American Century” or the “Sub-Adviser”) with respect to the 1290 Retirement 2060 Fund (the “Fund”). The Board also determined to recommend that shareholders of the Fund approve the New Sub-Advisory Agreement. In connection with its approval of the New Sub-Advisory Agreement, the Board also approved the Adviser’s proposed restructuring of the Fund, involving changes to the Fund’s investment objective, strategy and policies, performance benchmark, and name. These changes, which are described in more detail below, together with the appointment of American Century as the sub-adviser to the Fund, collectively are referred to as the “Fund Restructuring.” As of the date of this shareholder report, the Fund’s shareholders have since approved the New Sub-Advisory Agreement at a special shareholder meeting held on October 23, 2023, and the appointment of American Century as the sub-adviser to the Fund occurred on or about November 29, 2023.1

The Board noted that the Fund currently operates as a “target date fund-of-funds,” is managed to target 2060 as the specific year of planned retirement, and currently invests substantially all of its assets in exchange-traded securities of other investment companies or investment vehicles (“Underlying ETFs”) that, in turn, invest primarily in securities, rather than investing directly in securities and other financial instruments. The Board also noted that, because the Fund’s target date is many years in the future, the Fund’s asset mix is currently comprised largely of Underlying ETFs that emphasize investments in equity securities. The Board noted that, subject to shareholder approval of the New Sub-Advisory Agreement, American Century would be appointed as the sub-adviser for the Fund; the Fund’s current strategy would be changed to a U.S. large capitalization growth strategy implemented by American Century (acting through its division Avantis Investors®) pursuant to which the Fund would invest directly in domestic equity securities; the Fund’s name would be changed to “1290 Avantis® U.S. Large Cap Growth Fund” (the “Restructured Fund”); the Fund’s investment objective would be changed so that the Fund would seek to provide long-term growth of capital; and the Fund’s current performance benchmark (i.e., the S&P Target Date 2060+) would be replaced with the S&P 500® Index as a primary benchmark and the Russell 1000® Growth Index as a secondary benchmark. The Board also noted that the approval of the New Sub-Advisory Agreement and the appointment of American Century as sub-adviser to the Fund would not result in any change to the investment advisory fee paid by the Fund to the Adviser. The Board also considered the estimated portfolio transaction costs of the Fund Restructuring and noted that the Adviser intends to implement the Fund Restructuring in a manner that would minimize such costs and that the Adviser believes that such costs would be reasonable in relation to the anticipated benefits of the Fund Restructuring. The Board also considered that the repositioning of the Fund’s portfolio holdings in connection with the Fund Restructuring may result in higher taxes when shareholders hold Fund shares in a taxable account and considered the Adviser’s estimate of the capital gains that would be realized upon the sale of the Fund’s portfolio holdings. The Board further noted that if shareholders do not approve the New Sub-Advisory Agreement, then the retention of American Century as the sub-adviser for the Fund and the Adviser’s proposed changes to the Fund’s investment objective, strategy and policies, performance benchmark, and name would not go into effect. Instead, the Fund would continue to operate as a target date fund-of-funds in accordance with its current investment objective and strategy.

[1]

At the July 18-19, 2023 meeting, the Board, including the Independent Trustees, also considered and unanimously approved a change in the Fund’s classification from “diversified” to “non-diversified” under the 1940 Act and determined to recommend that shareholders of the Fund approve the change in the Fund’s classification. The Board considered the Adviser’s belief that changing the Fund’s classification would give the Adviser and American Century more flexibility in implementing the Fund’s investment strategies, as restructured. The Fund’s shareholders have since approved the change in the Fund’s classification at the special shareholder meeting held on October 23, 2023.

The Board also considered that, in connection with the Fund Restructuring, the Restructured Fund would continue to provide existing shareholders with substantially similar domestic equity exposure as the Fund currently provides. The Board noted that the proposed Fund Restructuring was based on the Adviser’s belief that the Fund, as currently structured, has failed to attract sufficient interest from investors, has not achieved sufficient scale to operate with a sustainable asset base, and has limited prospects for future growth and would have better prospects for future growth as a restructured fund pursuing a U.S. large capitalization growth strategy.

The Board also noted that American Century currently serves as a sub-adviser with respect to two series of EQ Advisors Trust, an affiliated investment company of the Trust for which Equitable Investment Management Group, LLC (“EIMG”), an affiliate of the Adviser, serves as investment adviser and the Adviser serves as administrator and for which all of the Board members currently serve on the Board of Trustees. The Board also considered its conclusions, in its capacity as the Board of Trustees of EQ Advisors Trust, in connection with its prior approval of the investment sub-advisory agreement between EIMG and American Century with respect to the series of EQ Advisors Trust, including its satisfaction with the nature and quality of services being provided to the series of EQ Advisors Trust by American Century. In reaching its decision to approve the New Sub-Advisory Agreement with respect to the Fund at its July 18-19, 2023 meeting, the Board also noted that, in its capacity as the Board of Trustees of EQ Advisors Trust, it was conducting its annual review of, and considering the renewal of, the investment sub-advisory agreement between EIMG and American Century with respect to the series of EQ Advisors Trust at that same meeting.

In reaching its decision to approve the New Sub-Advisory Agreement, the Board considered the overall fairness of the New Sub-Advisory Agreement and whether the New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. The Board further considered all factors it deemed relevant with respect to the Fund and the New Sub-Advisory Agreement, including: (1) the nature, quality and extent of the overall services to be provided to the Fund by the proposed Sub-Adviser; (2) comparative performance information; (3) the level of the proposed sub-advisory fee relative to fees of comparable funds; (4) the estimated impact of the appointment of the proposed Sub-Adviser on the profitability realized by the Adviser and its affiliates; (5) economies of scale that may be realized by the Fund; and (6) “fall out” benefits that may accrue to the proposed Sub-Adviser and its affiliates (i.e., indirect benefits that the Sub-Adviser or its affiliates would not receive but for the relationship with the Fund). The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry). The Board also considered possible alternatives to the Fund Restructuring, including liquidating the Fund and the potential benefits and detriments of maintaining the current structure. In considering the New Sub-Advisory Agreement, the Board members did not identify any particular factor or information that was all-important or controlling, and each Trustee may have given different weights to different factors and, thus, each Trustee may have had a different basis for his or her decision.

In connection with its deliberations, the Board took into account information requested by the Independent Trustees and prepared by the Adviser and the proposed Sub-Adviser, including memoranda and other materials addressing the factors set out above, which were provided to the Trustees prior to and during the meeting. The Board also took into account information, including information relating to the proposed Sub-Adviser, provided to the Trustees, including in their capacities as Trustees of EQ Advisors Trust, at prior Board meetings, including a preliminary presentation of the proposal at a Board meeting held on April 19-20, 2023. The information provided to the Trustees described, among other things, the Restructured Fund’s investment strategies and risks, and the services to be provided by the proposed Sub-Adviser, as well as the proposed Sub-Adviser’s investment personnel, proposed sub-advisory fee, performance information, and other matters. The Board considered that the Adviser had conducted extensive due diligence on the proposed Sub-Adviser from an investment management, operational and compliance perspective, and the Board had received materials including the Adviser’s due diligence questionnaire indicating the proposed Sub-Adviser’s responses to the Adviser’s due diligence questions. The Board also noted the Adviser’s familiarity with the proposed Sub-Adviser’s operational and compliance structure as the proposed Sub-Adviser currently serves as a sub-adviser with respect to two series of EQ Advisors Trust, as noted above. During the meeting, the Trustees met with senior representatives of the Adviser to discuss the New Sub-Advisory Agreement and the information provided. The Independent Trustees also met in advance of, and in executive session during, the meeting to discuss the New Sub-Advisory Agreement and review the information provided. At the meeting, the Independent Trustees and management engaged in extensive discussions regarding the New Sub-Advisory Agreement. The Independent Trustees were assisted by independent legal counsel prior to and during the meeting and during their deliberations regarding the New Sub-Advisory Agreement and also received from legal counsel materials addressing, among other things, the legal standards applicable to their consideration of the New Sub-Advisory Agreement.

In approving the New Sub-Advisory Agreement, each Trustee, including the Independent Trustees, after considering all factors they deemed relevant, reached a determination, with the assistance of Independent Trustees’ counsel and fund counsel and through the exercise of their own business judgment, that the proposed sub-advisory fee was fair and reasonable and that the approval of the New Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. Although the Board gave attention to all information provided, the following discusses some of the primary factors it deemed relevant to its decision to approve the New Sub-Advisory Agreement.

Nature, Quality and Extent of Services

The Board evaluated the nature, quality and extent of the overall services to be provided to the Fund and its shareholders by the proposed Sub-Adviser. In addition to the investment performance and expense information discussed below, the Board considered the proposed Sub-Adviser’s responsibilities with respect to the Fund pursuant to the New Sub-Advisory Agreement. The Board considered that, subject to the oversight of the Adviser, the proposed Sub-Adviser would be responsible for making investment decisions for the Fund; placing with brokers or dealers orders for the purchase and sale of investments for the Fund; and performing certain related administrative functions. The Board also considered information regarding the proposed Sub-Adviser’s process for selecting investments for the Fund, as well as information regarding the qualifications and experience of the proposed Sub-Adviser’s portfolio managers who would provide services to the Fund. The Board also considered the Adviser’s familiarity with, and confidence in, the proposed Sub-Adviser, and the results of the Adviser’s due diligence. The Board also considered information regarding the proposed Sub-Adviser’s procedures for executing portfolio transactions for the Fund and the proposed Sub-Adviser’s policies and procedures for selecting brokers and dealers. In addition, the Board considered information regarding the proposed Sub-Adviser’s trading experience and how the proposed Sub-Adviser would seek to achieve “best execution” on behalf of the Fund. The Board’s conclusion regarding the nature, quality and extent of the overall services to be provided by the proposed Sub-Adviser also was based, in part, on the Board members’ experience and familiarity, in their capacities as Trustees of EQ Advisors Trust, with the Sub-Adviser serving as a sub-adviser for two series of EQ Advisors Trust, as noted above, and on periodic reports provided to the Board regarding the services provided by the Sub-Adviser to those series.

The Board also considered that the Trust’s compliance team had performed due diligence on American Century from an operational and compliance perspective, noting the Adviser’s familiarity with American Century’s operational and compliance structure as American Century currently serves as a sub-adviser with respect to two series of EQ Advisors Trust, as noted above. The Board also considered the Trust’s Chief Compliance Officer’s evaluation of American Century’s compliance program, policies and procedures, and certification that they were consistent with applicable legal standards, including in connection with the Board’s renewal of the investment sub-advisory agreement between EIMG and American Century with respect to the aforementioned series of EQ Advisors Trust at the July 18-19, 2023 meeting. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the proposed Sub-Adviser and reviewed information regarding the proposed Sub-Adviser’s financial condition and history of operations and potential conflicts of interest in managing the Fund.

The Board also received and reviewed information regarding the performance of the Fund operating as a fund-of-funds relative to the hypothetical performance of the proposed Sub-Adviser’s U.S. large capitalization growth strategy and as compared to the Restructured Fund’s performance benchmarks for various periods, as well as information regarding the proposed Sub-Adviser’s methodology for calculating the hypothetical performance. The Board noted that, although the proposed Sub-Adviser did not currently manage accounts with the Restructured Fund’s specific strategy, the proposed Sub-Adviser has significant experience managing large capitalization investment strategies, and the Board also considered information regarding the proposed Sub-Adviser’s performance managing proprietary mutual funds using active U.S. equity strategies, including active U.S. large capitalization strategies. The Board generally considered long-term performance to be more important than short-term performance. The Board also considered the proposed Sub-Adviser’s expertise, resources, proposed investment strategy, and personnel for advising the Fund.

Based on its review, the Board determined that the nature, quality and extent of the overall services to be provided by the proposed Sub-Adviser were appropriate for the Fund in light of its proposed investment objective and, thus, supported a decision to approve the New Sub-Advisory Agreement.

Expenses

The Board considered the proposed sub-advisory fee for the proposed Sub-Adviser in light of the nature, quality and extent of the overall services to be provided by the proposed Sub-Adviser. In addition, the Board considered the relative level of the sub-advisory fee to be paid to the proposed Sub-Adviser and the advisory fee to be retained by the Adviser in light of, among other factors, the nature and extent of responsibilities retained and risks assumed by the Adviser and not delegated to or assumed by the proposed Sub-Adviser. In this regard, the Board noted that the approval of the New Sub-Advisory Agreement and the appointment of American Century as sub-adviser to the Fund would not result in any change to the investment advisory fee paid by the Fund to the Adviser. The Board also noted that the approval of the New Sub-Advisory Agreement and the appointment of American Century is expected to have no material impact on the Adviser’s overall profitability (as discussed below) at the Fund’s current asset levels.

The Board also considered the proposed sub-advisory fee rate in light of the fee rates that American Century charges under advisory agreements with other mutual funds that utilize a large capitalization equity investment strategy. The Board further noted that the Adviser, and not the Restructured Fund, would pay the proposed Sub-Adviser and that the proposed sub-advisory fee was negotiated between the proposed Sub-Adviser and the Adviser. Moreover, the Board noted that the Adviser generally is aware of the fees charged by sub-advisers to other clients and that the Adviser believes that the fee agreed upon with the proposed Sub-Adviser is reasonable in light of the nature, quality and extent of the investment sub-advisory services to be provided. Based on its review, the Board determined that the proposed sub-advisory fee for the proposed Sub-Adviser is fair and reasonable.

The Board also considered information provided by the Adviser comparing the advisory fee rate and expense ratio for the Fund to the advisory fee rates and expense ratios for mutual funds comparable to the Restructured Fund, including information compiled with data from Broadridge Financial Solutions Inc., an independent provider of mutual fund industry data. In addition, the Board considered that the Adviser had contractually agreed to make payments or waive all or a portion of its and its affiliates’ advisory, administrative and other fees so that the Fund’s net expense ratios will not exceed certain levels as currently set forth in the Fund’s prospectus (i.e., the Fund’s existing expense caps) and that, although the Adviser was not proposing to change the Fund’s existing expense caps in connection with the Fund Restructuring, the Adviser was proposing to continue the existing expense caps for an additional one-year period, through April 30, 2025. The Board also noted that the Fund would incur portfolio transaction costs in connection with the Fund Restructuring and that such costs were expected to be reasonable when taking into account the anticipated benefits of the restructuring. The Board further noted that the Adviser had agreed to bear the expenses associated with obtaining shareholder approval of the New Sub-Advisory Agreement that exceed the Fund’s existing expense caps and that the Fund is currently operating at its expense caps.

Profitability and Costs

The Board also considered the estimated impact of the Fund Restructuring on the profitability of the Adviser. In this regard, the Board noted that the proposed sub-advisory fee is expected to have no material impact on the Adviser’s overall profitability at the Fund’s current asset levels and a positive impact on the Adviser’s overall profitability at the Restructured Fund’s assets at scale, assuming future growth. The Board acknowledged that, because the proposed Sub-Adviser’s fee would be paid by the Adviser, the Adviser is incentivized to negotiate a favorable fee. The Adviser also advised the Board that it does not regard Sub-Adviser profitability as meaningful to its evaluation of the New Sub-Advisory Agreement. The Board acknowledged the Adviser’s view of Sub-Adviser profitability, noting the Board’s findings as to the reasonableness of the sub-advisory fee and that the fee to be paid to the proposed Sub-Adviser is the product of negotiations with the Adviser and reflects levels of profitability acceptable to the Adviser and the proposed Sub-Adviser based on the particular circumstances for each of them. The Board noted again that the proposed Sub-Adviser’s fee would be paid by the Adviser and not the Fund and that many responsibilities related to the advisory function are retained by the Adviser. In light of all the factors considered, the Board determined that the anticipated profitability to the Adviser remained within the reasonable range of profitability levels previously reported.

Economies of Scale

The Board also considered whether economies of scale would be realized as the Restructured Fund grows larger and the extent to which this is reflected in the proposed sub-advisory fee rate. While recognizing that any precise determination is inherently subject to assumptions and subjective assessments, the Board noted American Century’s explanation that the proposed sub-advisory fee rate reflects economies of scale through competitive pricing.

The Board considered these factors, and the relationship they bear to the fee structure charged to the Fund by the Adviser, and concluded that there would be a reasonable sharing of benefits from any economies of scale with the Restructured Fund.

Fall-Out and Other Benefits

The Board also considered possible fall-out benefits and other types of benefits that may accrue to the proposed Sub-Adviser, including the following. The Board noted that the proposed Sub-Adviser currently serves as a sub-adviser with respect to two series of EQ Advisors Trust, as noted above, and receives sub-advisory fees with respect to those series. The Board also noted that the proposed Sub-Adviser may benefit from greater exposure in the marketplace with respect to its investment process and from expanding its level of assets under management, and that the proposed Sub-Adviser may derive benefits from its association with the Adviser. Based on its review, the Board determined that any fall-out benefits and other types of benefits that may accrue to the proposed Sub-Adviser are fair and reasonable.

Federal Income Tax Information (Unaudited)

Portfolios:	70% Dividend Received Reduction	Foreign Taxes	Foreign Source Income	Long Term Capital Gain
1290 Diversified Bond	0.00%	$—	$—	$—
1290 Essex Small Cap Growth	13.02	—	—	—
1290 GAMCO Small/Mid Cap Value	100.00	—	—	2,550,136
1290 High Yield Bond	0.00	—	—	—
1290 Loomis Sayles Multi-Asset Income	10.98	—	—	1,048,196
1290 Multi-Alternative Strategies	0.96	83	22,346	—
1290 Retirement 2020	10.55	1,741	28,915	570,728
1290 Retirement 2025	13.44	4,167	69,699	735,181
1290 Retirement 2030	17.91	2,963	46,706	519,067
1290 Retirement 2035	19.67	3,462	51,645	550,396
1290 Retirement 2040	20.65	2,355	36,152	27,410
1290 Retirement 2045	24.12	3,021	46,883	122,800
1290 Retirement 2050	23.82	3,151	48,951	33,174
1290 Retirement 2055	26.95	2,327	36,188	87,850
1290 Retirement 2060	30.41	2,548	37,997	98,870
1290 SmartBeta Equity	93.90	—	—	—

MANAGEMENT OF THE TRUST (UNAUDITED)

The Trustees

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Interested Trustee
Steven M. Joenk* 1345 Avenue of the Americas, New York, New York 10105 (1958)	Trustee, Chief Executive Officer, and President	Trustee and Chief Executive Officer from June 2014 to present; President from September 2023 through present; and Chairman of the Board from June 2014 through September 2017	Chairman of the Board and Chief Executive Officer (January 2023 to present) and President (August 2023 to present) of EIM II; Chairman of the Board and Chief Executive Officer (May 2011 to present) and President (August 2023 to present) of EIM; Senior Vice President and Chief Investment Officer of AXA Financial, Inc. (April 2017 to 2019); and Chief Investment Officer (April 2017 to present) and employee (September 1999 to present) of Equitable Financial.	126	None.
Independent Trustees
Mark A. Barnard c/o 1290 Funds 1345 Avenue of the Americas, New York, New York 10105 (1949)	Trustee	From February 27, 2017 to present	Retired. Previously, Managing Director – Private Investments, Howard Hughes Medical Institute,2001 to 2016 (and, prior thereto, Director of Private Investments from 1998 to 2001, and Manager of Private Investments from 1995 to 1998).	126	None.
Michael B. Clement c/o 1290 Funds 1345 Avenue of the Americas, New York, New York 10105 (1957)	Trustee	From January 1, 2019 to present	Professor of Accounting, University of Texas, from 1997 to 2002 and from 2004 to present (Department of Accounting Chair from 2018 to 2022); Visiting Professor, Harvard Business School, 2023 to present.	126	New York Mortgage Trust
Donald E. Foley c/o 1290 Funds 1345 Avenue of the Americas, New York, New York 10105 (1951)	Trustee	From June 9, 2014 to present	Retired. Previously, Chairman of the Board and Chief Executive Officer, Wilmington Trust Corporation, 2010 to 2011; Senior Vice President, Treasurer and Director of Tax, ITT Corporation, 1996 to 2010.	126	BioSig Technologies, Inc.; Wilmington Funds (12)
Patricia M. Haverland c/o 1290 Funds 1345 Avenue of the Americas, New York, New York 10105 (1956)	Trustee	From April 1, 2022 to present	Retired. Previously, Vice President and Chief Investment Officer North America Pensions, Siemens, 2009 to 2018.	126	None.

Name, Address and Year of Birth	Position(s) Held With Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee
Independent Trustees (Continued)
H. Thomas McMeekin c/o 1290 Funds 1345 Avenue of the Americas, New York, New York 10105 (1953)	Trustee	From June 9, 2014 to present	Managing Partner and Founder, Griffin Investments, LLC, 2000 to present; CEO of Blue Key Services, LLC., 2015 to present; previously, Chief Investment Officer, AIG Life & Retirement and United Guaranty Corporation and Senior Managing Director of AIG Asset Management, 2009 to 2012.	126	None.
Jeffery S. Perry c/o 1290 Funds 1345 Avenue of the Americas, New York, New York 10105 (1965)	Trustee	From April 1, 2022 to present	Founder and Chief Executive Officer, Lead Mandates LLC (business and leadership advisory firm). Retired, Global Client Service Partner, Ernst & Young LLP, 2004 to 2020.	126	Fortune Brands Innovations, Inc.; MasterBrand, Inc.
Gary S. Schpero c/o 1290 Funds 1345 Avenue of the Americas, New York, New York 10105 (1953)	Chairman of the Board	From June 9, 2014 to present, Independent Trustee, from October 1, 2017 to present, Chairman of the Board and from June 9, 2014 through September 2017, Lead Independent Trustee	Retired. Prior to January 1, 2000, Partner of Simpson Thacher & Bartlett (law firm) and Managing Partner of the Investment Management and Investment Company Practice Group.	126	Blackstone Funds (4)
Kathleen Stephansen c/o 1290 Funds 1345 Avenue of the Americas, New York, New York 10105 (1954)	Trustee	From January 1, 2019 to present	Senior Economist, Haver Analytics, 2019 to present; Senior Economic Advisor, Boston Consulting Group, 2018 to 2019 and in 2016; Chief Economist, Huawei Technologies USA Inc., 2016 to 2018; various positions at American International Group, including Chief Economist and Senior Managing Director and Senior Investment Strategies and Global Head of Sovereign Research – AIG Asset Management from 2010 to 2016.	126	None.

*	Affiliated with the Adviser.
**

Each Trustee serves during the existence of the Trust until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or, if sooner, until he or she dies, declines to serve, resigns, retires, is removed, is incapacitated or is otherwise unable or unwilling to serve. The Board has adopted a policy that currently provides that each Independent Trustee shall retire from the Board as of the last day of the calendar year in which he or she attains the age of 75 years. The Trust’s retirement policy is subject to periodic review by the Trust’s Governance Committee, which may recommend for Board approval any changes to the policy that it determines to be appropriate.

†

The registered investment companies in the fund complex include the Trust and EQ Advisors Trust. Mr. Joenk serves as Trustee, President and Chief Executive Officer for each of the registered investment companies in the fund complex. Mr. Schpero serves as Chairman of the Board for each such registered investment company.

The Trust’s Officers

No officer of the Trust, other than the Chief Compliance Officer, receives any compensation paid by the Trust. Each officer of the Trust is an employee of Equitable Financial, EIM, EIM II, and/or Equitable Distributors, LLC (“Equitable Distributors”). The address of each officer is 1345 Avenue of the Americas, New York, NY 10105. The Trust’s principal officers are:

Name and Year of Birth	Position(s) Held With Trust*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Steven M. Joenk (1958)	Trustee, Chief Executive Officer, and President	Trustee and Chief Executive Officer from June 2014 to present; President from September 2023 through present; and Chairman of the Board from June 2014 through September 2017	Chairman of the Board and Chief Executive Officer (January 2023 to present) and President (August 2023 to present) of EIM II; Chairman of the Board and Chief Executive Officer (May 2011 to present) and President (August 2023 to present) of EIM; Senior Vice President and Chief Investment Officer of AXA Financial, Inc. (April 2017 to 2019); and Chief Investment Officer (April 2017 to present) and employee (September 1999 to present) of Equitable Financial.
Brian Walsh (1968)	Chief Financial Officer and Treasurer	June 2014 to present	Senior Vice President of EIM II (June 2022 to present); Director (February 2011 to present) and Senior Vice President (May 2011 to present) of EIM; and Signatory Officer (November 2021 to present) and employee (February 2003 to present) of Equitable Financial.
Joseph J. Paolo (1970)	Chief Compliance Officer and Vice President	June 2014 to present	Chief Compliance Officer and Vice President of EIM II (June 2022 to present); Chief Compliance Officer (June 2007 to present) and Senior Vice President (May 2011 to present) of EIM; and Signatory Officer (November 2021 to present) and employee (June 2007 to present) of Equitable Financial.
Kenneth Kozlowski (1961)	Senior Vice President and Chief Investment Officer	June 2014 to present	Executive Vice President and Chief Investment Officer of EIM II (June 2022 to present); Executive Vice President and Chief Investment Officer (June 2012 to present) and Director (May 2017 to present) of EIM; previously, Senior Vice President of EIM (May 2011 to June 2012); and Signatory Officer (November 2021 to present) and employee (February 2001 to present) of Equitable Financial.
Alwi Chan (1974)	Vice President and Deputy Chief Investment Officer	June 2014 to present	Senior Vice President and Deputy Chief Investment Officer of EIM II (December 2022 to present); Senior Vice President and Deputy Chief Investment Officer of EIM (June 2012 to present), previously, Vice President of EIM (May 2011 to June 2012); and employee of Equitable Financial (1999 to present).
James Chen (1968)	Vice President and Director of Risk	July 2022 to Present	Vice President of EIM II (June 2022 to present); Vice President of EIM (July 2022 to present); employee of Equitable Financial (2015 to present);
Aysha Pride (1988)	Vice President	July 2022 to Present	Vice President of EIM II (June 2022 to present); Vice President of EIM (July 2022 to present); employee of Equitable Financial (2014 to present).
Andrew Houston (1990)	Vice President	September 2022 to Present	Vice President of EIM II (June 2022 to present) Vice President of EIM (July 2022 to present); and employee of Equitable Financial (2017 to present).
James Kelly (1968)	Controller	June 2014 to present	Vice President of EIM II (June 2022 to present); Vice President of EIM (May 2011 to present); and employee of Equitable Financial (September 2008 to present).
Miao Hu (1978)	Vice President	June 2016 to present	Vice President of EIM II (December 2022 to present); Assistant Portfolio Manager (May 2016 to present) and Vice President (June 2016 to present) of EIM; and employee of Equitable Financial (November 2013 to present).

Name and Year of Birth	Position(s) Held With Trust*	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Kevin McCarthy (1983)	Vice President	September 2019 to present	Vice President of EIM II (June 2022 to present); Assistant Portfolio Manager (December 2018 to present) and Vice President (July 2022 to present) of EIM; and employee of Equitable Financial (August 2015 to present).
Xavier Poutas (1977)	Vice President	June 2016 to present	Vice President of EIM II (December 2022 to present); Assistant Portfolio Manager (May 2011 to present) and Vice President (June 2016 to present) of EIM; and employee of Equitable Financial (August 2002 to present).
Shane Daly (1970)	Chief Legal Officer, Senior Vice President and Secretary	March 2023 to present	Executive Vice President, Secretary and General Counsel of EIM II and EIM (March 2023 to present); employee of Equitable Financial (2011 to present).
Maureen E. Kane (1962)	Vice President and Assistant Secretary	March 2023 to present	Senior Vice President, Assistant Secretary and Associate General Counsel of EIM II and EIM (March 2023 to present); employee of Equitable Financial (February 2019 to present); and Managing Director and Managing Counsel of The Bank of New York Mellon (July 2014 to February 2019).
Cheryl Cherian (1979)	Vice President and Assistant Secretary	March 2023 to present	Employee of Equitable Financial (April 2019 to present); and Compliance Associate at Manifold Fund Advisors (November 2016 to March 2018).
Artemis Brannigan (1974)	Vice President	September 2019 to present	Vice President of EIM II (June 2022 to present); Vice President of EIM (August 2019 to present); employee of Equitable Financial (August 2019 to present); and Director of Prudential Financial (January 2016 to July 2019).
Helen Lai (1973)	Assistant Vice President	June 2016 to present	Employee of Equitable Financial (March 2013 to present).
Roselle Ibanga (1978)	Assistant Controller, Vice President and Anti-Money Laundering Compliance Officer	Assistant Controller from June 2014 to present; Vice President and Anti-Money Laundering Compliance Officer from January 2023 to present	Employee of Equitable Financial (February 2009 to present).
Lisa Perrelli (1974)	Assistant Controller	June 2014 to present	Employee of Equitable Financial (November 2002 to present).
Michelle Gallo (1973)	Assistant Controller	March 2023 to present	Employee of Equitable Financial (July 2013 to present).
Jennifer Mastronardi (1985)	Assistant Vice President	From June 2014 to present	Vice President of EIM II (June 2022 to present); Vice President of EIM (April 2015 to present); and employee of Equitable Financial (February 2009 to present).
Helen Espaillat (1963)	Assistant Secretary	June 2014 to present	Assistant Vice President and Assistant Secretary of EIM II (June 2022 to present); Assistant Vice President and Assistant Secretary of EIM (March 2015 to present); and employee of Equitable Financial (July 2004 to present).
Lorelei Fajardo (1978)	Assistant Secretary	June 2016 to present	Employee of Equitable Financial (July 2013 to present).
Monica Giron (1976)	Assistant Secretary	July 2019 to present	Employee of Equitable Financial (June 2019 to present); and Senior Paralegal at Gemini Fund Services (August 2015 to May 2019).

*

The officers in the table above (except Roselle Ibanga in respect of her role as a Vice President and Anti-Money Laundering Compliance Officer of 1290 Funds) hold similar positions with EQ Advisors Trust, the other registered investment company in the fund complex.

**	Each officer is elected on an annual basis.

SHAREHOLDER MEETING VOTING RESULTS (UNAUDITED)

At a Special Meeting of Shareholders held on October 23, 2023, shareholders of the 1290 Funds (the “Trust”) elected Mark A. Barnard, Michael B. Clement, Donald E. Foley, Patricia M. Haverland, Marcia Haydel, Steven M. Joenk, Kimberly Thompson Laughton, H. Thomas McMeekin, Jeffery S. Perry, Gary S. Schpero, and Kathleen Stephansen as Trustees of the Trust. The result of the shareholder vote is as follows:

1290 Fund Trust	Votes For	Votes Against	Abstain
Mark A. Barnard	116,970,081.422	115,555,399.876	1,414,681.546
Michael B. Clement	116,970,081.422	115,574,817.508	1,395,363.914
Donald E. Foley	116,970,081.422	115,565,747.625	1,404,433.797
Patricia M. Haverland	116,970,081.422	86,734,827.240	30,235,354.182
Marcia Haydel	116,970,081.422	87,695,725.579	29,274,455.843
Steven M. Joenk	116,970,081.422	116,526,686.296	443,495.126
Kimberly Thompson Laughton	116,970,081.422	87,695,725.579	29,274,455.843
H. Thomas McMeekin	116,970,081.422	115,564,742.900	1,405,438.522
Jeffery S. Perry	116,970,081.422	86,541,578.699	30,428,602.723
Gary S. Schpero	116,970,081.422	115,565,747.625	1,404,433.797
Kathleen Stephansen	116,970,081.422	115,768,451.072	1,201,730.350

At a Joint Special Meeting of Shareholders held on October 23, 2023, shareholders of the 1290 Retirement 2060 Fund approved changing the 1290 Retirement 2060 Fund, a series of the Trust, from a diversified fund to a non-diversified fund. The result of the shareholder vote is as follows:

Fund	Votes For	Votes Against	Abstentions
1290 Retirement 2060 Fund	456,219.078	421,135.460	34,806.618

At a Joint Special Meeting of Shareholders held on October 23, 2023, shareholders of the 1290 Retirement 2060 Fund approved a new Investment Sub-Advisory Agreement between Equitable Investment Management, LLC and American Century Investment Management, Inc. with respect to the 1290 Retirement 2060 Fund. The result of the shareholder vote is as follows:

Fund	Votes For	Votes Against	Abstentions
1290 Retirement 2060 Fund	456,219.078	402,832.492	53,034.922

At a Joint Special Meeting of Shareholders held on October 23, 2023, shareholders of each of the Funds listed below approved a “manager-of-managers” policy with respect to each respective Fund. The result of the shareholder vote is as follows:

Fund	Votes For	Votes Against	Abstentions
1290 Retirement 2020 Fund	685,151.373	672,125.653	0.120
1290 Retirement 2025 Fund	1,428,723.562	1,371,997.550	14,353.696
1290 Retirement 2030 Fund	856,101.237	499,504.905	2,872.728
1290 Retirement 2035 Fund	882,424.095	798,922.992	34,372.847
1290 Retirement 2040 Fund	526,900.407	504,952.876	16,698.531
1290 Retirement 2045 Fund	652,625.231	562,179.128	71,106.102
1290 Retirement 2050 Fund	619,448.677	502,092.372	46,342.986
1290 Retirement 2055 Fund	415,832.511	401,319.268	6,412.826
1290 Retirement 2060 Fund	456,219.078	421,060.546	34,806.868

CONTROL PERSON AND PRINCIPAL HOLDERS OF SECURITIES (UNAUDITED)

Equitable Investment Management Group, LLC, a wholly-owned subsidiary of Equitable Financial Life Insurance Company, may be deemed to be a control person with respect to the 1290 Funds by virtue of its ownership of a substantial majority of the 1290 Funds’ shares. Shareholders owning more than 25% of the outstanding shares of a Fund may be able to determine the outcome of most issues that are submitted to shareholders for a vote.

PROXY VOTING POLICIES AND PROCEDURES (UNAUDITED)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling a toll-free number at 1-888-310-0416 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) on the Trust’s website at www.1290Funds.com and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Visit the Funds’ Website: 1290Funds.com

Must be accompanied or preceded by a Prospectus. 1290 Funds are distributed by ALPS Distributors, Inc.	1290AR103123 DFIN#850552

© 2023 Equitable Holdings, Inc. All rights reserved.

1345 Avenue of the Americas, New York, NY 10105.

Equitable Financial Life Insurance Company

Item 1(b):

Not applicable.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a “code of ethics,” as defined in Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the registrant’s code of ethics is filed as an exhibit pursuant to Item 13(a)(1).

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Michael Clement and Donald E. Foley serve on its audit committee as “audit committee financial experts” as defined in Item 3. Mr. Clement and Mr. Foley are considered to be “independent” for purposes of Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

(a)     Audit Fees for fiscal year 2023: $560,388 and for fiscal year 2022: $494,799.

(b)     Audit-Related Fees fiscal year 2023: $0 and for fiscal year 2022: $0.

Audit-Related Fees represent fees billed for assurance and related services that are reasonably related to the performance of the audit or the review of the fund’s financial statements that are not reported under Audit Fees.

(c)     Tax Fees for fiscal year 2023: $259,455 and for fiscal year 2022: $145,799.

Tax fees include amounts related to tax compliance, tax advice and tax planning.

(d)     All Other Fees for fiscal year 2023: $0 and for fiscal year 2022: $0.

All other fees include amounts related to consultation on or review of the registrant’s various regulatory filings.

(e)(1)     The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services performed by the registrant’s principal accountant. Audit, audit-related and non-audit services (including tax services) provided to the registrant require pre-approval by the audit committee. In the event that the estimated fees for such pre-approved audit, audit-related and non-audit services exceed the pre-approved estimated fees for such services, the excess amount must be approved by the audit committee or its delegate prior to payment.

(e)(2)    None of the services included in (b) – (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     Not applicable.

(g)     For fiscal year 2023: $0 and for fiscal year 2022: $0.

(h)    The registrant’s audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-advisers whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)     Not applicable.

(j)     Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the annual report to Shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

The registrant’s certifying officers are not aware of any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13.	Exhibits.

(a)(1)    The Code of Ethics for Senior Officers of the Registrant is filed herewith.

(a)(2)    Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(b)     Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

1290 FUNDS

By:	/s/ Steven M. Joenk
Steven M. Joenk
President, Chief Executive Officer
January 3, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Steven M. Joenk
Steven M. Joenk
President and Chief Executive Officer
January 3, 2024

/s/ Brian E. Walsh
Brian E. Walsh
Chief Financial Officer and Treasurer
January 3, 2024